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INDEX TO FINANCIAL STATEMENTS

Filed pursuant to Rule 497
Registration Statement No. 333-173674

The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This preliminary prospectus supplement and the accompanying prospectus are not an offer to sell and are not soliciting offers to buy these securities in any state where such offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED OCTOBER 18, 2011

PRELIMINARY PROSPECTUS SUPPLEMENT
(to Prospectus dated July 20, 2011)

                     Shares

Main Street Capital Corporation

Common Stock

           We are offering for sale                        shares of our common stock.

           We are a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies, which we generally define as companies with annual revenues between $10 million and $100 million that operate in diverse industries. We seek to fill the current financing gap for LMM businesses, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The LMM companies in which we invest generally will not be rated by any rating agency and, if they were rated, they may be referred to as "below investment grade" or "junk." Investing in such LMM companies is speculative.

           In addition to our primary investment strategy of investing in LMM companies, we opportunistically pursue investments in privately placed debt securities. Our private placement investment portfolio primarily consists of direct or secondary private placements of interest bearing debt securities in companies that are generally larger in size than the LMM companies included in our investment portfolio.

           Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company.

           We are an internally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.

           Our common stock is listed on the New York Stock Exchange under the symbol "MAIN." On October 17, 2011, the last reported sale price of our common stock on the New York Stock Exchange was $18.37 per share.

           Shares of closed-end investment companies such as ours frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value. In this regard, on June 15, 2011, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on June 14, 2012. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock; however, we cannot issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our and our stockholders' best interests to do so. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See "Sales of Common Stock Below Net Asset Value" in the accompanying prospectus.

           Investing in our common stock involves a high degree of risk, and should be considered highly speculative. See "Risk Factors" beginning on page 12 of the accompanying prospectus to read about factors you should consider, including the risk of leverage and dilution, before investing in our common stock.

           This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus supplement and the accompanying prospectus before investing and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission, or SEC. This information is available free of charge by contacting us at 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056 or by telephone at (713) 350-6000 or on our website at www.mainstcapital.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus. The SEC also maintains a website at www.sec.gov that contains such information.

	Per Share	Total
Public offering price	$	$
Underwriting discount (4.50%)	$	$
Proceeds, before expenses, to us(1)	$	$

(1)
We estimate that we will incur approximately $200,000 in offering expenses in connection with this offering.

           The underwriters have the option to purchase up to an additional                        shares of common stock at the public offering price, less the underwriting discount, within 30 days from the date of this prospectus supplement solely to cover any over-allotments. If the over-allotment option is exercised in full, the total public offering price will be $            , the total underwriting discount (4.50%) will be $            , and the total proceeds to us, before deducting estimated expenses payable by us of $200,000, will be $            .

           Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

           The underwriters expect to deliver the shares on or about October     , 2011.

Morgan Keegan

Baird	BB&T Capital Markets A Division of Scott & Stringfellow, LLC

                    Janney Montgomery Scott

                                        Ladenburg  Thalmann & Co. Inc.

                                                                       Sanders Morris Harris

                                                                                                D.A. Davidson & Co.

Wunderlich Securities

The date of this prospectus supplement is October     , 2011

i

ABOUT THE PROSPECTUS

        This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering of common stock and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which provides more information about the common stock we may offer from time to time. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control.

        You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. Neither we nor the underwriters have authorized any other person to provide you with different information from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, any shares of our common stock by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information contained in this prospectus supplement and the accompanying prospectus is complete and accurate only as of their respective dates, regardless of the time of their delivery or sale of our common stock. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information different from or additional to the information in that prospectus.

Forward-Looking Statements

        Information contained in this prospectus supplement and the accompanying prospectus may contain forward-looking statements, which can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," or "continue" or the negative thereof or other variations thereon or comparable terminology. The matters described in the section titled "Risk Factors" in the accompanying prospectus and certain other factors noted throughout this prospectus supplement and the accompanying prospectus constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. We undertake no obligation to revise or update any forward-looking statements but advise you to consult any additional disclosures that we may make directly to you or through reports that we may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We note that the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995 does not apply to statements made in this prospectus supplement or the accompanying prospectus.

ii

PROSPECTUS SUMMARY

        This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand the terms of the common stock offered hereby, you should read the entire prospectus supplement and the accompanying prospectus carefully. Together, these documents describe the specific terms of the shares we are offering. You should carefully read the sections titled "Selected Financial Data," "Interim Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Interim Financial Statements" and the documents identified in the section titled "Available Information" in this prospectus supplement, as well as the section titled "Risk Factors" in the accompanying prospectus. Except as otherwise noted, all information in this prospectus supplement and the accompanying prospectus assumes no exercise of the underwriters' over-allotment option.

Organization

        Main Street Capital Corporation ("MSCC") was formed on March 9, 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP ("MSMF") and its general partner, Main Street Mezzanine Management, LLC ("MSMF GP"), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the "Investment Manager"), (iii) raising capital in an initial public offering, which was completed in October 2007 (the "IPO"), and (iv) thereafter operating as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSMF is licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA") and the Investment Manager acts as MSMF's manager and investment adviser. Because the Investment Manager, which employs all of the executive officers and other employees of MSCC, is wholly owned by us, we do not pay any external investment advisory fees but instead we incur the operating costs associated with employing investment and portfolio management professionals through the Investment Manager. The IPO and related transactions discussed above were consummated in October 2007 and are collectively termed the "Formation Transactions."

        On January 7, 2010, MSCC consummated transactions (the "Exchange Offer") to exchange 1,239,695 shares of its common stock for approximately 88% of the total dollar value of the limited partner interests in Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds"). Pursuant to the terms of the Exchange Offer, 100% of the membership interests in the general partner of MSC II, Main Street Capital II GP, LLC ("MSC II GP"), were also transferred to MSCC for no consideration. MSC II commenced operations in January 2006, is an investment fund that operates as an SBIC and is also managed by the Investment Manager. The Exchange Offer and related transactions, including the transfer of the MSC II GP interests, are collectively termed the "Exchange Offer Transactions" (see Note I to the consolidated financial statements included in this prospectus supplement). As of June 30, 2011, an approximately 12% minority ownership in the total dollar value of the MSC II limited partnership interests remained outstanding, including approximately 5% owned by affiliates of MSCC. We have submitted an exemptive relief application to the SEC to permit us to acquire the approximately 5% ownership in the total dollar value of the MSC II limited partnership interests held by affiliates of MSCC using the same valuation formula utilized in the Exchange Offer. There can be no assurance that we will obtain the exemptive relief or that if we do obtain such relief it will be obtained on the terms we have outlined in our request.

        MSCC has direct or indirect subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of these entities is to hold certain investments that generate "pass through" income for tax purposes. The Taxable Subsidiaries are each taxed at their normal corporate tax rates based on their taxable income.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its subsidiaries, including the Funds and the Taxable Subsidiaries.

Overview

        We are a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies, which we generally define as companies with annual revenues between $10 million and $100 million that operate in diverse industries. We invest primarily in secured debt instruments, equity investments, warrants and other securities of LMM companies based in the United States. Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our LMM portfolio investments generally range in size from $5 million to $25 million.

        We seek to fill the current financing gap for LMM businesses, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the lower middle market creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company's capital structure, from senior secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing solutions, or "one stop" financing. Providing customized, "one stop" financing solutions has become even more relevant to our LMM portfolio companies in the current investing environment. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. We believe that our LMM investment strategy has a lower correlation to the broader debt and equity markets.

        As of June 30, 2011, we had debt and equity investments in 49 LMM portfolio companies with an aggregate fair value of $336.4 million and a weighted average effective yield on our LMM debt investments of approximately 14.8%. Approximately 76% of our total LMM portfolio investments at cost were in the form of debt investments and 92% of such debt investments at cost were secured by first priority liens on the assets of our LMM portfolio companies as of June 30, 2011. At June 30, 2011, we had equity ownership in approximately 92% of our LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 35%. The weighted average effective yield was computed using the effective interest rates for all debt investments at June 30, 2011, including amortization of deferred debt origination fees and accretion of original issue discount but excluding liquidation fees payable upon repayment and any debt investments on non-accrual status.

        In addition to our LMM investment strategy, we opportunistically pursue investments in privately placed debt securities. Our private placement investment portfolio primarily consists of direct or secondary private placements of interest bearing debt securities in companies that are generally larger in size than the LMM companies included in our investment portfolio. As of June 30, 2011, we had privately placed portfolio investments in 23 companies collectively totaling approximately $133.3 million in fair value with a total cost basis of approximately $129.8 million. The weighted average revenues for the 23 privately placed portfolio company investments were approximately $399 million as of June 30, 2011. Our privately placed portfolio investments are primarily in the form of debt investments and 69% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average effective yield on our privately placed portfolio debt investments was approximately 11.0% as of June 30, 2011. The weighted average effective yield was computed using the effective interest rates for all debt investments at June 30, 2011, including amortization of deferred debt origination fees and accretion of original issue discount but excluding liquidation fees payable upon repayment and any debt investments on non-accrual status.

        Our portfolio investments are generally made through MSCC and the Funds. MSCC and the Funds share the same investment strategies and criteria, although they are subject to different regulatory regimes. See "Regulation" in the accompanying prospectus. An investor's return in MSCC will depend, in part, on the Funds' investment returns as MSMF is a wholly owned subsidiary of MSCC and MSC II is a majority owned subsidiary of MSCC.

        The level of new portfolio investment activity will fluctuate from period to period based upon our view of the current economic fundamentals, our ability to identify new investment opportunities that meet our investment criteria, and our ability to consummate the identified opportunities. The level of new investment activity, and associated interest and fee income, will directly impact future investment income. In addition, the level of dividends paid by portfolio companies and the portion of our portfolio debt investments on non-accrual status will directly impact future investment income. While we intend to grow our portfolio and our investment income over the long-term, our growth and our operating results may be more limited during depressed economic periods. However, we intend to appropriately manage our cost structure and liquidity position based on applicable economic conditions and our investment outlook. The level of realized gains or losses and unrealized appreciation or depreciation will also fluctuate depending upon portfolio activity and the performance of our individual portfolio companies. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.

        You should be aware that investments in our portfolio companies carry a number of risks including, but not limited to, investing in companies which may have limited operating histories and financial resources and other risks common to investing in below investment grade debt and equity investments in private, smaller companies. Please see "Risk Factors—Risks Related to Our Investments" in the accompanying prospectus for a more complete discussion of the risks involved with investing in our portfolio companies.

        Our principal executive offices are located at 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056, and our telephone number is (713) 350-6000. We maintain a website at http://www.mainstcapital.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus.

Business Strategies

        Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and realizing capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. We have adopted the following business strategies to achieve our investment objective. Please see "Business—Business Strategies" in the accompanying prospectus for a more complete discussion of our business strategies.

  •
  Delivering Customized Financing Solutions in the Lower Middle Market.  We offer to our LMM portfolio companies customized debt financing solutions with equity components that are tailored to the facts and circumstances of each situation.

  •
  Focusing on Established Companies.  We generally invest in companies with established market positions, experienced management teams and proven revenue streams.

  •
  Leveraging the Skills and Experience of Our Investment Team.  Our investment team has significant experience in lending to and investing in LMM and middle market companies.

  •
  Investing Across Multiple Companies, Industries and Regions.  We seek to maintain a portfolio of investments that is appropriately balanced among various companies, industries, geographic regions and end markets.

  •
  Capitalizing on Strong Transaction Sourcing Network.  Our investment team seeks to leverage its extensive and growing network of referral sources for portfolio company investments.

  •
  Benefiting from Lower, Fixed, Long-Term Cost of Capital.  The SBIC licenses held by the Funds have allowed them to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other commercial debt.

Investment Criteria

        Our investment team has identified the following investment criteria that it believes are important in evaluating prospective portfolio companies. Our investment team uses these criteria in evaluating investment opportunities. However, not all of these criteria have been, or will be, met in connection with each of our investments. Please see "Business—Investment Criteria" in the accompanying prospectus for a more complete discussion of our investment criteria.

  •
  Proven Management Team with Meaningful Equity Stake.  We look for operationally-oriented management with direct industry experience and a successful track record. In addition, we expect the management team of each portfolio company to have meaningful equity ownership in the portfolio company to better align our respective economic interests.

  •
  Established Companies with Positive Cash Flow.  We seek to invest in established companies with sound historical financial performance.

  •
  Defensible Competitive Advantages/Favorable Industry Position.  We primarily focus on companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which may help to protect their market position and profitability.

  •
  Exit Alternatives.  We exit our debt investments primarily through the repayment of our investment from internally generated cash flow of the portfolio company and/or refinancing. In addition, we seek to invest in companies whose business models and expected future cash flows may provide alternative methods of repaying our investment.

Recent Developments

  Preliminary Estimate of Third Quarter 2011 Results

        Today we announced preliminary estimated ranges for distributable net investment income per share(1)(2) during the quarter ended September 30, 2011 of $0.43 to $0.46 per share and for net investment income per share(2) during the quarter ended September 30, 2011 of $0.41 to $0.44 per share. The estimated distributable net investment income per share and estimated net investment income per share ranges represent 43% to 53% and 46% to 57% increases, respectively, over the corresponding amounts for the third quarter 2010. In addition, we announced a preliminary estimate that our net asset value per share as of September 30, 2011 increased between 0.5% and 1.5% from our net asset value per share as of June 30, 2011.

        The information furnished above is based on our management's preliminary determinations and current expectations, and such information is inherently uncertain. The preliminary estimates are subject to completion of our customary quarterly closing and review procedures, including the determination of the fair value of our portfolio investments by our Board of Directors, and have not yet been approved by our Board of Directors. As a result, actual results could differ materially from the current preliminary estimates based on adjustments made during our quarterly closing and review procedures and our reported information in our quarterly report on Form 10-Q for the quarter ended September 30, 2011 may differ from this information, and any such differences may be material. In addition, the information furnished above does not include all of the information regarding our financial condition and results of operations for the quarter ended September 30, 2011 that may be important to readers. As a result, readers are cautioned not to place undue reliance on this preliminary information and should view this information in the context of our full third quarter 2011 results when we disclose such results in our quarterly report on Form 10-Q for the quarter ended September 30, 2011. This preliminary information is based on our current management expectations that involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, such information.

  (1)
  Distributable net investment income per share is net investment income per share as determined in accordance with U.S. Generally Accepted Accounting Principles, or GAAP, excluding the per share impact of share-based compensation expense, which is non-cash in nature. We believe presenting distributable net investment income per share is a useful and appropriate supplemental disclosure for analyzing our financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income per share is a non-GAAP measure and should not be considered as a replacement to net investment income per share and other earnings measures presented in accordance with GAAP. Instead, distributable net investment income per share should be reviewed only in connection with such GAAP measures in analyzing our financial performance. In order to reconcile estimated distributable net investment income per share to estimated net investment income per share in accordance with GAAP, $0.02 to $0.03 per share of estimated share-based compensation expense is added back to estimated net investment income per share.

  (2)
  Per share amounts exclude the earnings attributable to the remaining noncontrolling equity interest in MSC II not owned by us.

  Other Recent Developments

        During September 2011, we completed an LMM portfolio investment in Integrated Printing Solutions, L.L.C. ("IPS"). This investment supported the recapitalization of IPS and provided additional growth financing. Our investment in IPS consists of $10.0 million in first lien secured debt with equity warrant participation. Headquartered in Centennial, Colorado, IPS is a provider of print, data programming and management, and specialty marketing strategies. IPS specializes in card and card personalization services, on-demand digital card printing and fulfillment, distribution and warehousing, commercial printing and direct mail, as well as print management for the retail, health care, prepaid card, financial and advertising industries.

        During September 2011, we completed an LMM portfolio investment in NRI Clinical Research, LLC ("NRI"). This investment supported the acquisition of the assets and business of a dedicated investigative facility that conducts clinical trials for the pharmaceutical industry by a group of private investors. Our investment in NRI consists of $6.3 million in first lien secured debt and a $0.5 million direct equity investment. Staffed by physicians and support personnel, NRI recruits and treats patients with later stage drugs in development by its pharmaceutical company clients. NRI's primary focus is on Phase II and Phase III metabolic disease trials, principally in diabetes, hypertension and obesity. NRI is headquartered in California.

        During August 2011, our Board of Directors increased its size from six to seven directors and appointed J. Kevin Griffin as a director to fill the vacancy created by the increase until our 2012 annual meeting of stockholders. Mr. Griffin was also appointed to serve on the Audit Committee of the Board of Directors.

        During August 2011, the Board of Directors appointed Dwayne L. Hyzak as Chief Financial Officer and Senior Managing Director, Curtis L. Hartman as Chief Credit Officer and Senior Managing Director, and David L. Magdol as Chief Investment Officer and Senior Managing Director of Main Street. Each of these executives had been a Senior Vice President of Main Street since 2007 and served as a managing director or in other executive roles of our predecessor funds since at least 2002. Each of these executives assumed his new executive role while also maintaining his current portfolio investment responsibilities. In his new role as Chief Credit Officer, Mr. Hartman chairs our Credit Committee, which is responsible for oversight of the investment process with respect to our private placement and marketable securities investment portfolio. In his new role as Chief Investment Officer, Mr. Magdol chairs our Investment Committee, which is responsible for oversight of the investment process with respect to our LMM investment portfolio. Vincent D. Foster, our Chairman and Chief Executive Officer, and Todd A. Reppert, our President, are also members of both the Credit Committee and the Investment Committee. In connection with Mr. Hyzak's appointment as Chief Financial Officer, he assumed responsibilities as our principal financial officer. Mr. Reppert, who was previously the Chief Financial Officer of Main Street, retained the title of President and the ongoing responsibilities over operational and administrative aspects of our business.

        During August 2011, we declared monthly dividends of $0.135 per share for each of October, November and December 2011. These monthly dividends equal a total of $0.405 per share for the fourth quarter of 2011. Because the record date for the November 2011 dividend payment is prior to the date of this offering, investors who purchase shares of our common stock in this offering will not be entitled to receive such dividend. However, investors who purchase shares of our common stock in this offering will be entitled to receive the December 2011 dividend payment and subsequent monthly dividends provided that they continue to hold such shares.

        During July 2011, we completed an LMM portfolio investment in SYNEO, LLC. This investment facilitated the merger of Technical Innovations, LLC ("TI"), an existing portfolio company of ours, and ASG Medical Systems, LLC ("ASG"). The SYNEO investment consists of $5.5 million in first lien secured debt and a $1.0 million direct equity investment. TI designs and manufactures manual, semi-automated, pneumatic and computer numerically controlled (CNC) machines and tools used by medical device manufacturers to place holes in catheters and for tissue cutting applications. ASG is a leader in the automation of catheter and guidewire manufacturing.

The Offering

Common stock offered by us	shares
Common stock outstanding prior to this offering	shares
Common stock to be outstanding after this offering	shares
Over-allotment option	shares
Use of proceeds	The net proceeds from this offering (without exercise of the over-allotment option and before deducting estimated expenses payable by us of approximately $200,000) will be $ .

We intend to initially use the net proceeds from this offering to repay outstanding debt borrowed under our $155 million credit facility. However, through re-borrowing of the initial repayments under our $155 million credit facility, we intend to use the net proceeds from this offering to make investments in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus, to make investments in marketable securities and idle funds investments, which may include investments in secured intermediate term bank debt, rated debt securities and other income producing investments, to pay our operating expenses and other cash obligations, and for general corporate purposes. See "Use of Proceeds" below.

Dividends and distributions	Our dividends and other distributions, if any, will be determined by our Board of Directors from time to time.

Our ability to declare dividends depends on our earnings, our overall financial condition (including our liquidity position), maintenance of our regulated investment company ("RIC") status under Subchapter M of the Internal Revenue Code (the "Code") and such other factors as our Board of Directors may deem relevant from time to time. From our IPO through the third quarter of 2008 we paid quarterly dividends, but in the fourth quarter of 2008 we began paying, and we intend to continue paying, monthly dividends to our stockholders. When we make monthly distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for federal tax purposes. In the future, our distributions may include a return of capital.

In August 2011, we declared monthly dividends of $0.135 per share for each of October, November and December 2011. These monthly dividends equate to a total of $0.405 per share for the fourth quarter of 2011. Because the record date for the November 2011 dividend payment is prior to the date of this offering, investors who purchase shares of our common stock in this offering will not be entitled to receive such dividend. However, investors who purchase shares of our common stock in this offering will be entitled to receive the December 2011 dividend payment and subsequent monthly dividends provided that they continue to hold such shares.

Taxation

MSCC has elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such undistributed taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. See "Material U.S. Federal Income Tax Considerations" in the accompanying prospectus.

Risk factors	See "Risk Factors" beginning on page 12 of the accompanying prospectus for a discussion of risks you should carefully consider before deciding to invest in shares of our common stock.
New York Stock Exchange symbol	"MAIN"

 FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement contains a reference to fees or expenses paid by "you," "us" or "Main Street," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	4.50	%(1)
Offering expenses (as a percentage of offering price)		%(2)
Dividend reinvestment plan expenses	—	(3)

Total stockholder transaction expenses (as a percentage of offering price)		%
Annual Expenses (as a percentage of net assets attributable to common stock):
Operating expenses	3.67	%(4)
Interest payments on borrowed funds	3.84	%(5)
Income tax expense	0.28	%(6)
Acquired fund fees and expenses	0.02	%(7)

Total annual expenses	7.81	%(8)

(1)
Represents the underwriting discount with respect to the shares sold by us in this offering.

(2)
The offering expenses of this offering borne by us are estimated to be approximately $200,000. If the underwriters exercise their over-allotment option in full, the offering expenses borne by us (as a percentage of the offering price) will be approximately        %.

(3)
The expenses of administering our dividend reinvestment plan are included in operating expenses.

(4)
Operating expenses represent the estimated annual expenses of MSCC and its consolidated subsidiaries, including MSC II. There is a 12% minority ownership interest in MSC II not held by MSCC or its subsidiaries. The ratio of operating expenses to net assets, net of the expenses related to the noncontrolling interest in MSC II, would be 3.63%.

(5)
Interest payments on borrowed funds represent our estimated annual interest payments on borrowed funds.

(6)
Income tax expense primarily relates to the accrual of deferred taxes on the net unrealized appreciation from portfolio investments held in Taxable Subsidiaries, which is non-cash in nature and may vary significantly from period to period. We are required to include deferred taxes in calculating our annual expenses even though these deferred taxes are not currently payable. Due to the variable nature of this expense and the difficulty in providing an estimate for future periods, this income tax expense estimate is based upon the actual amount of income tax expense for the year ended December 31, 2010. The ratio of total annual expenses to net assets, before income tax expense, would be 7.53%.

(7)
Acquired fund fees and expenses represent the estimated indirect expense incurred due to investments in other investment companies and private funds.

(8)
The total annual expenses are the sum of operating expenses, interest payments on borrowed funds, income tax expenses and acquired fund fees and expenses.

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above, and that you would pay a sales load of 4.50% (the underwriting discount to be paid by us with respect to common stock sold by us in this offering).

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$80.1	$233.0	$376.9	$700.5

        The example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by (i) the market price per share of our common stock at the close of trading on the dividend payment date in the event that we use newly issued shares to satisfy the share requirements of the dividend reinvestment plan or (ii) the average purchase price of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value. See "Dividend Reinvestment Plan" in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

USE OF PROCEEDS

        The net proceeds from the sale of the            shares of common stock in this offering are $            , and $            if the underwriter's over-allotment option is exercised in full, after deducting the underwriting discount and estimated offering expenses of approximately $200,000 payable by us.

        We intend to initially use the net proceeds from this offering to repay outstanding debt borrowed under our $155 million credit facility. However, through re-borrowing of the initial repayments under our $155 million credit facility, we intend to use the net proceeds from this offering to make investments in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus, to make investments in marketable securities and idle funds investments, which may include investments in secured intermediate term bank debt, rated debt securities and other income producing investments, to pay our operating expenses and other cash obligations, and for general corporate purposes. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest bearing deposits or other short-term instruments. See "Risk Factors—Risks Relating to Our Common Stock—We may be unable to invest a significant portion of the net proceeds from an offering or from exiting an investment or other capital on acceptable terms, which could harm our financial condition and operating results" in the accompanying prospectus.

        At October 18, 2011, we had approximately $114 million outstanding under our $155 million credit facility. Our credit facility matures on September 20, 2014, unless extended, and bears interest, at our election, on a per annum basis equal to (i) the applicable LIBOR rate plus 2.50% or (ii) the applicable base rate plus 1.50%. Amounts repaid under our $155 million credit facility will remain available for future borrowings.

        Affiliates of Morgan Keegan & Company, Inc. and BB&T Capital Markets, each an underwriter in this offering, act as lenders and/or agents under our $155 million credit facility. As described above, we intend to use net proceeds of this offering to repay the outstanding indebtedness under this credit facility, and those affiliates therefore may receive a portion of the proceeds from this offering through the repayment of those borrowings. See "Underwriting—Conflicts of Interest" below.

 CAPITALIZATION

        The following table sets forth our capitalization:

  •
  on an actual basis as of June 30, 2011; and

  •
  on an as-adjusted basis giving effect to the sale of            shares of our common stock in this offering at the public offering price of $            per share, less estimated underwriting discounts and offering expenses payable by us.

        This table should be read in conjunction with "Interim Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Interim Financial Statements" in this prospectus supplement.

	As of June 30, 2011
	Actual	As-adjusted for this Offering
	(Unaudited)
Cash and cash equivalents	$14,132,738		$14,132,738
Marketable securities and idle funds investments	120,299,248			(1)

Total cash and cash equivalents, marketable securities and idle funds investments	$134,431,986	$

SBIC debentures (par: $210,000,000; of which $72,637,267 is recorded at fair value)	$187,637,267		$187,637,267
Credit facility	73,000,000
Net asset value:
Common stock, $0.01 par value per share (150,000,000 shares authorized; 23,182,600 and issued and outstanding, actual and as adjusted for this offering, respectively)	231,826
Additional paid-in capital	300,130,851
Accumulated net investment income	7,435,312		7,435,312
Accumulated net realized loss from investments	(20,499,798)		(20,499,798)
Net unrealized appreciation, net of income taxes	42,833,531		42,833,531

Total net asset value	330,131,722

Total capitalization	$590,768,989	$

(1)
This table assumes that we will use any proceeds from this offering that are not used to repay outstanding indebtedness under our $155 million credit facility to invest in marketable securities and idle funds investments until such time as we are able to invest such proceeds in lower middle market companies and privately placed debt securities.

SELECTED FINANCIAL DATA

        The selected financial data below reflects the combined operations of MSMF and MSMF GP for the year ended December 31, 2006 and the consolidated operations of Main Street and its subsidiaries for the years ended December 31, 2007, 2008, 2009, and 2010 and for the six months ended June 30, 2010 and 2011. The selected financial data at December 31, 2006, 2007, 2008, 2009, and 2010 and for the years ended December 31, 2006, 2007, 2008, 2009, and 2010, have been derived from combined/consolidated financial statements that have been audited by Grant Thornton LLP, an independent registered public accounting firm. The selected financial data at June 30, 2011, and for the six months ended June 30, 2010 and 2011, have been derived from unaudited financial data but, in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the financial condition and operating results for such interim periods. Interim results as of and for the six months ended June 30, 2011 are not necessarily indicative of the results that may be expected for the year ending December 31, 2011. You should read this selected financial data in conjunction with our "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Senior Securities" and the financial statements and related notes thereto in the accompanying prospectus and "Interim Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Interim Financial Statements" in this prospectus supplement.

	Six Months Ended June 30,		Years Ended December 31,
	2011	2010	2010	2009	2008	2007	2006
	(dollars in thousands)
	(Unaudited)
Statement of operations data:
Investment income:
Total interest, fee and dividend income	$25,057	$14,440	$33,525	$14,283	$16,123	$11,312	$9,013
Interest from idle funds and other	4,446	1,385	2,983	1,719	1,172	1,163	749

Total investment income	29,503	15,825	36,508	16,002	17,295	12,475	9,762

Expenses:
Interest	(6,166)	(4,105)	(9,058)	(3,791)	(3,778)	(3,246)	(2,717)
General and administrative	(1,107)	(672)	(1,437)	(1,351)	(1,684)	(512)	(198)
Expenses reimbursed to Investment Manager	(4,337)	(2,483)	(5,263)	(570)	(1,007)	—	—
Share-based compensation	(886)	(603)	(1,489)	(1,068)	(511)	—	—
Management fees to affiliate	—	—	—	—	—	(1,500)	(1,942)
Professional costs related to initial public offering	—	—	—	—	—	(695)	—

Total expenses	(12,496)	(7,863)	(17,247)	(6,780)	(6,980)	(5,953)	(4,857)

Net investment income	17,007	7,962	19,261	9,222	10,315	6,522	4,905
Total net realized gain (loss) from investments	250	(1,405)	(2,880)	(7,798)	1,398	4,692	2,430

Net realized income	17,257	6,557	16,381	1,424	11,713	11,214	7,335
Total net change in unrealized appreciation (depreciation)	14,012	7,312	19,639	8,242	(3,961)	(5,406)	8,488
Income tax benefit (provision)	(3,163)	(421)	(941)	2,290	3,182	(3,263)	—
Bargain purchase gain	—	4,890	4,891	—	—	—	—

Net increase (decrease) in net assets resulting from operations	28,106	18,338	39,970	11,956	10,934	2,545	15,823
Noncontrolling interest	(157)	(409)	(1,226)	—	—	—	—

Net increase (decrease) in net assets resulting from operations attributable to common stock	$27,949	$17,929	$38,744	$11,956	$10,934	$2,545	$15,823

Net investment income per share—basic and diluted	$0.79	$0.53	$1.16	$0.92	$1.13	$0.76	N/A
Net realized income per share—basic and diluted	$0.80	$0.44	$0.99	$0.14	$1.29	$1.31	N/A
Net increase in net assets resulting from operations attributable to common stock per share—basic and diluted	$1.32	$1.22	$2.38	$1.19	$1.20	$0.30	N/A
Weighted average shares outstanding—basic and diluted	21,128,360	14,754,121	16,292,846	10,042,639	9,095,904	8,587,701	N/A

	As of June 30,		As of December 31,
	2011		2010		2009	2008	2007		2006
	(dollars in thousands)
	(Unaudited)
Balance sheet data:
Assets:
Total portfolio investments at fair value	$471,729		$348,811		$156,740	$127,007	$105,650		$73,711
Marketable securities and idle funds investments	120,299		68,753		3,253	4,390	24,063		—
Cash and cash equivalents	14,133		22,334		30,620	35,375	41,889		13,769
Deferred tax asset	—		1,958		2,716	1,121	—		—
Interest receivable and other assets	7,377		4,524		1,510	1,101	1,576		630
Deferred financing costs, net of accumulated amortization	3,715		2,544		1,611	1,635	1,670		1,333

Total assets	$617,253		$448,924		$196,450	$170,629	$174,848		$89,443

Liabilities and net assets:
SBIC debentures	$187,637		$155,558		$65,000	$55,000	$55,000		$45,100
Credit facility	73,000		39,000		—	—	—		—
Payable for securities purchased	10,805		—		—	—	—		—
Deferred tax liability	954		—		—	—	3,026		—
Interest payable	3,717		3,195		1,069	1,108	1,063		855
Dividend payable	3,014		—		—	726	—		—
Accounts payable and other liabilities	3,499		1,188		721	1,439	610		216

Total liabilities	282,626		198,941		66,790	58,273	59,699		46,171
Total net asset value	330,132		245,535		129,660	112,356	115,149		43,272
Noncontrolling interest	4,495		4,448		—	—	—		—

Total liabilities and net assets	$617,253		$448,924		$196,450	$170,629	$174,848		$89,443

Other data:
Weighted average effective yield on LMM debt investments(1)	14.8%		14.5%		14.3%	14.0%	14.3%		15.0%
Number of LMM portfolio companies(2)	49		44		35	31	27		24
Weighted average effective yield on privately placed debt investments(1)	11.0%		12.5%		14.4%	N/A	N/A		N/A
Number of privately placed portfolio companies	23		15		4	N/A	N/A		N/A
Expense ratios (as percentage of average net assets):
Total expenses, including income tax expense	5.1	%(4)(5)	8.8	%(5)	5.6%	6.1%	16.2	%(3)	12.5%
Operating expenses	4.1	%(4)(5)	8.3	%(5)	5.6%	6.1%	10.5	%(3)	12.5%
Operating expenses, excluding interest expense	2.1	%(4)(5)	4.0	%(5)	2.5%	2.8%	4.8	%(3)	5.5%

(1)
Weighted-average effective yield is calculated based on our debt investments at the end of each period and includes amortization of deferred debt origination fees and accretion of original issue discount, but excludes liquidation fees payable upon repayment and any debt investments on non-accrual status.

(2)
Excludes the investment in affiliated Investment Manager, as discussed elsewhere in this prospectus supplement.

(3)
The ratio for the year ended December 31, 2007 reflects the impact of professional costs related to the IPO. These costs were 25.7% of operating expenses for the year.

(4)
Not annualized.

(5)
Ratios are net of amounts attributable to MSC II non-controlling interest.

INTERIM MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The following discussion should be read in conjunction with our consolidated financial statements and notes thereto contained elsewhere in this prospectus supplement.

        Statements we make in the following discussion which express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements that are subject to risks, uncertainties and assumptions. Our actual results, performance or achievements, or industry results, could differ materially from those we express in the following discussion as a result of a variety of factors, including the risks and uncertainties we have referred to under the headings "Cautionary Statement Concerning Forward-Looking Statements" and "Risk Factors" in the accompanying prospectus.

ORGANIZATION

        Main Street Capital Corporation ("MSCC") was formed on March 9, 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP ("MSMF") and its general partner, Main Street Mezzanine Management, LLC ("MSMF GP"), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the "Investment Manager"), (iii) raising capital in an initial public offering, which was completed in October 2007 (the "IPO"), and (iv) thereafter operating as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSMF is licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA") and the Investment Manager acts as MSMF's manager and investment adviser. Because the Investment Manager, which employs all of the executive officers and other employees of MSCC, is wholly owned by us, we do not pay any external investment advisory fees, but instead we incur the operating costs associated with employing investment and portfolio management professionals through the Investment Manager. The IPO and related transactions discussed above were consummated in October 2007 and are collectively termed the "Formation Transactions."

        On January 7, 2010, MSCC consummated transactions (the "Exchange Offer") to exchange 1,239,695 shares of its common stock for approximately 88% of the total dollar value of the limited partner interests in Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds"). Pursuant to the terms of the Exchange Offer, 100% of the membership interests in the general partner of MSC II, Main Street Capital II GP, LLC ("MSC II GP"), were also transferred to MSCC for no consideration. MSC II commenced operations in January 2006, is an investment fund that operates as an SBIC, and is also managed by the Investment Manager. The Exchange Offer and related transactions, including the transfer of the MSC II GP interests, are collectively termed the "Exchange Offer Transactions" (see Note I to the consolidated financial statements). As of June 30, 2011, an approximately 12% minority ownership in the total dollar value of the MSC II limited partnership interests remained outstanding, including approximately 5% owned by affiliates of MSCC. We have submitted an exemptive relief application to the SEC to permit us to acquire the approximately 5% ownership in the total dollar value of the MSC II limited partnership interests held by affiliates of MSCC using the same valuation formula utilized in the Exchange Offer. There can be no assurance that we will obtain the exemptive relief or that if we do obtain such relief it will be obtained on the terms we have outlined in our request.

        MSCC has elected to be treated for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders as dividends.

        MSCC has direct or indirect subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of these entities is to hold certain investments that generate "pass through" income for tax purposes. The Taxable Subsidiaries are each taxed at their normal corporate tax rates based on their taxable income.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its subsidiaries, including the Funds and the Taxable Subsidiaries.

OVERVIEW

        We are a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies, which we generally define as companies with annual revenues between $10 million and $100 million that operate in diverse industries. We invest primarily in secured debt instruments, equity investments, warrants and other securities of LMM companies based in the United States. Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our LMM portfolio investments generally range in size from $5 million to $25 million.

        We seek to fill the current financing gap for LMM businesses, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the lower middle market creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company's capital structure, from senior secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing solutions, or "one stop" financing. Providing customized, "one stop" financing solutions has become even more relevant to our LMM portfolio companies in the current investing environment. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. We believe that our LMM investment strategy has a lower correlation to the broader debt and equity markets.

        In addition to our LMM investment strategy, we opportunistically pursue investments in privately placed debt securities. Our private placement investment portfolio primarily consists of direct or secondary private placements of interest bearing debt securities in companies that are generally larger in size than the LMM companies included in our investment portfolio. As of June 30, 2011, we had privately placed portfolio investments in 23 companies collectively totaling approximately $133.3 million in fair value with a total cost basis of approximately $129.8 million. The weighted average revenues for the 23 privately placed portfolio company investments were approximately $399 million as of June 30, 2011. Our privately placed portfolio investments are primarily in the form of debt investments and 69% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average effective yield on our privately placed portfolio debt investments was approximately 11.0% as of June 30, 2011.

        Our portfolio investments are generally made through MSCC and the Funds. MSCC and the Funds share the same investment strategies and criteria, although they are subject to different regulatory regimes. An investor's return in MSCC will depend, in part, on the Funds' investment returns as MSMF is a wholly owned subsidiary of MSCC and MSC II is a majority owned subsidiary of MSCC.

        The level of new portfolio investment activity will fluctuate from period to period based upon our view of the current economic fundamentals, our ability to identify new investment opportunities that meet our investment criteria, and our ability to consummate the identified opportunities. The level of new investment activity, and associated interest and fee income, will directly impact future investment income. In addition, the level of dividends paid by portfolio companies and the portion of our portfolio debt investments on non-accrual status will directly impact future investment income. While we intend to grow our portfolio and our investment income over the long-term, our growth and our operating results may be more limited during depressed economic periods. However, we intend to appropriately manage our cost structure and liquidity position based on applicable economic conditions and our investment outlook. The level of realized gains or losses and unrealized appreciation or depreciation will also fluctuate depending upon portfolio activity and the performance of our individual portfolio companies. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.

        For the six months ended June 30, 2011, we paid dividends on a monthly basis totaling $0.765 per share, or $16.0 million. In June 2011, we declared monthly dividends for the third quarter of 2011 totaling $0.39 per share, and in August 2011, we declared monthly dividends for the fourth quarter of 2011 totaling $0.405 per share. During 2010, we paid monthly dividends of $0.125 per share, or $1.50 per share for the entire year. Including the dividends declared for the third and fourth quarters of 2011, we will have paid approximately $6.32 per share in cumulative dividends since our October 2007 initial public offering.

        At June 30, 2011, we had $134.4 million in cash and cash equivalents, marketable securities, and idle funds investments. In June 2011, we closed an expansion of the three-year credit facility (the "Credit Facility") from $100 million to $155 million to provide additional liquidity in support of future investment and operational activities. The $55 million increase in total commitments included commitment increases by all six lenders currently participating in the Credit Facility. In addition to the $55 million increase in total commitments, we extended the maturity of the Credit Facility by one year to September 2014. In March 2011, we completed a follow-on public stock offering in which we sold 4,025,000 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $18.35 per share (or approximately 141% of the then latest reported Net Asset Value per share), resulting in total net proceeds of approximately $70.3 million, after deducting underwriters' commissions and offering costs.

CRITICAL ACCOUNTING POLICIES

  Basis of Presentation

        Our financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). For the three and six months ended June 30, 2011 and 2010, our consolidated financial statements include the accounts of MSCC and its consolidated subsidiaries, including the Funds. Portfolio investments, as used herein, refers to all of our portfolio investments in LMM companies, private placement portfolio investments, and our investment in the Investment Manager but excludes all of our "Marketable securities and idle funds investments." Private placement portfolio investments include investments made through direct or secondary purchases of interest-bearing debt securities in companies that are generally larger in size than the LMM companies included as part of our portfolio investments. "Marketable securities and idle funds investments" are classified as financial instruments and are reported separately on our Consolidated Balance Sheets and Consolidated Schedule of Investments due to the nature of such investments. Our results of operations and cash flows for the three and six months ended June 30, 2011 and 2010, and financial position as of June 30, 2011 and December 31, 2010, are presented on a consolidated basis. The effects of all intercompany transactions between Main Street and its consolidated subsidiaries have been eliminated in consolidation. Certain reclassifications have been made to prior period balances to conform with the current financial statement presentation.

        The accompanying unaudited consolidated financial statements of Main Street are presented in conformity with U.S. GAAP for interim financial information and pursuant to the requirements of Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods included herein. The results of operations for the three and six months ended June 30, 2011 are not necessarily indicative of the operating results to be expected for the full year. Also, the unaudited financial statements and notes should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2010. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

        Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the Audit and Accounting Guide for Investment Companies issued by the American Institute of Certified Public Accountants (the "AICPA Guide"), we are precluded from consolidating portfolio company investments, including those in which we have a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in the AICPA Guide occurs if we own a controlled operating company that provides all or substantially all of its services directly to us, or to an investment company of ours. None of the investments made by us qualify for this exception. Therefore, our portfolio investments are carried on the balance sheet at fair value, as discussed further in Note B to our consolidated financial statements, with any adjustments to fair value recognized as "Net Change in Unrealized Appreciation (Depreciation)" on our Statement of Operations until the investment is exited, resulting in any gain or loss on exit being recognized as a "Net Realized Gain (Loss) from Investments."

  Portfolio Investment Valuation

        The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of our portfolio investments and the related amounts of unrealized appreciation and depreciation. As of June 30, 2011 and December 31, 2010, approximately 76% and 78%, respectively, of our total assets represented investments in portfolio companies valued at fair value (including our investment in the Investment Manager). We are required to report our investments at fair value. We follow the provisions of the Accounting Standards Codification ("Codification" or "ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements.

        Our portfolio strategy calls for us to invest primarily in illiquid securities issued by private, LMM companies as well as privately placed debt securities issued by private, middle market companies that are generally larger in size than the LMM companies. These portfolio investments may be subject to restrictions on resale. LMM companies generally have no established trading market while privately placed debt securities generally have established markets that are not active. We determine in good faith the fair value of our portfolio investments pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by our Board of Directors and in accordance with the 1940 Act. For LMM investments, we review external events, including private mergers, sales and acquisitions involving comparable companies, and include these events in the valuation process. For private placement portfolio investments, we generally use observable inputs such as quoted prices in the valuation process. Our valuation policy and process is intended to provide a consistent basis for determining the fair value of the portfolio.

        For valuation purposes, control investments are composed of equity and debt securities for which we have a controlling interest in the portfolio company or have the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for our control investments. As a result, we determine the fair value of control investments using a combination of market and income approaches. Under the market approach, we will typically use the enterprise value methodology to determine the fair value of these investments. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, we analyze various factors, including the portfolio company's historical and projected financial results. We allocate the enterprise value to investments in order of the legal priority of the investments. We will also use the income approach to determine the fair value of these securities, based on projections of the discounted future free cash flows that the portfolio company or the debt security will likely generate. The valuation approaches for our control investments estimate the value of the investment if we were to sell, or exit, the investment, assuming the highest and best use of the investment by market participants. In addition, these valuation approaches consider the value associated with our ability to control the capital structure of the portfolio company, as well as the timing of a potential exit.

        For valuation purposes, non-control LMM portfolio investments are composed of debt and equity securities for which we do not have a controlling interest in the portfolio company, or the ability to nominate a majority of the portfolio company's board of directors. Market quotations for non-control LMM portfolio investments are generally not readily available. For our non-control LMM portfolio investments, we use a combination of the market and income approaches to value our equity investments and the income approach to value our debt instruments. For non-control LMM debt investments, we determine the fair value primarily using a yield approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Our estimate of the expected repayment date of an LMM debt security is generally the legal maturity date of the instrument, as we generally intend to hold our loans to maturity. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. We will use the value determined by the yield analysis as the fair value for that security; however, because of our general intent to hold our loans to maturity, the fair value will not exceed the face amount of the LMM debt security. A change in the assumptions that we use to estimate the fair value of our LMM debt securities using the yield analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or an LMM debt security is in workout status, we may consider other factors in determining the fair value of the LMM debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis.

        Our private placement portfolio investments primarily consist of direct or secondary purchases of interest-bearing debt securities in companies that are generally larger in size than the LMM companies included in our investment portfolio. For valuation purposes, all of our private placement portfolio investments are non-control investments and are composed of debt securities for which we do not have a controlling interest in the portfolio company, or the ability to nominate a majority of the portfolio company's board of directors. We primarily use observable inputs to determine the fair value of these investments through obtaining third party quotes or independent pricing.

        Due to the inherent uncertainty in the valuation process, our estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. We estimate the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

  Revenue Recognition

  Interest and Dividend Income

        We record interest and dividend income on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared or at the point an obligation exists for the portfolio company to make a distribution. In accordance with our valuation policy, we evaluate accrued interest and dividend income periodically for collectability. When a loan or debt security becomes 90 days or more past due, and if we otherwise do not expect the debtor to be able to service all of its debt or other obligations, we will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security's status significantly improves regarding the debtor's ability to service the debt or other obligations, or if a loan or debt security is fully impaired, sold or written off, we will remove it from non-accrual status.

  Fee Income

        We may periodically provide services, including structuring and advisory services, to our portfolio companies. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are accreted into interest income over the life of the financing.

  Payment-in-Kind ("PIK") Interest and Cumulative Dividends

        We hold debt and preferred equity instruments in our investment portfolio that contain payment-in-kind ("PIK") interest and cumulative dividend provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. Cumulative dividends are recorded as dividend income, and any dividends in arrears are added to the balance of the preferred equity investment. The actual collection of dividends in arrears may be deferred until such time as the preferred equity is redeemed. To maintain RIC tax treatment (as discussed below), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though we may not have collected the PIK interest and cumulative dividends in cash. We will stop accruing PIK interest and cumulative dividends and will write off any accrued and uncollected interest and dividends in arrears when it is determined that such PIK interest and dividends in arrears are no longer collectible.

  Share-Based Compensation

        We account for our share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, we measured the grant date fair value based upon the market price of our common stock on the date of the grant and will amortize this fair value to share-based compensation expense over the requisite service period or vesting term.

  Income Taxes

        MSCC has elected to be, and intends to continue to qualify for the tax treatment applicable to, a RIC under the Code, and, among other things, intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, MSCC is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, each year. Depending on the level of taxable income earned in a tax year, MSCC may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income.

        The Taxable Subsidiaries hold certain portfolio investments of Main Street. The Taxable Subsidiaries are consolidated for U.S. GAAP reporting purposes, and the portfolio investments held by them are included in Main Street's consolidated financial statements. The Taxable Subsidiaries permit Main Street to hold equity investments in portfolio companies which are "pass through" entities for tax purposes in order to comply with the "source income" requirements contained in the RIC tax provisions. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense, or benefit, as a result of their ownership of certain portfolio investments. This income tax expense, or benefit, is reflected in Main Street's Consolidated Statement of Operations.

        The Taxable Subsidiaries use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

        Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Taxable income generally excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

LMM PORTFOLIO COMPOSITION

        LMM portfolio investments principally consist of secured debt, equity warrants and direct equity investments in privately held, LMM companies. The LMM debt investments are secured by either a first or second lien on the assets of the portfolio company, generally bear interest at fixed rates, and generally mature between five and seven years from the original investment date. In most LMM portfolio companies, we also receive nominally priced equity warrants and/or make direct equity investments, usually in connection with a debt investment.

        Summaries of the composition of our LMM investment portfolio at cost and fair value as a percentage of total LMM portfolio investments are shown in the following table:

Cost:	June 30, 2011	December 31, 2010
First lien debt	69.4%	70.6%
Equity	19.4%	17.7%
Second lien debt	6.1%	6.7%
Equity warrants	5.1%	5.0%

	100.0%	100.0%

Fair Value:	June 30, 2011	December 31, 2010
First lien debt	59.1%	62.6%
Equity	27.6%	21.9%
Second lien debt	5.6%	6.5%
Equity warrants	7.7%	9.0%

	100.0%	100.0%

        The following table shows the LMM portfolio composition by geographic region of the United States at cost and fair value as a percentage of total LMM portfolio investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company:

Cost:	June 30, 2011	December 31, 2010
Southwest	51.3%	50.5%
West	29.0%	29.3%
Southeast	8.8%	7.0%
Midwest	6.0%	7.2%
Northeast	4.9%	6.0%

	100.0%	100.0%

Fair Value:	June 30, 2011	December 31, 2010
Southwest	54.5%	51.8%
West	26.4%	28.4%
Southeast	7.9%	6.4%
Midwest	6.1%	7.2%
Northeast	5.1%	6.2%

	100.0%	100.0%

        Main Street's LMM portfolio investments are in companies conducting business in a variety of industries. Set forth below are tables showing the composition of Main Street's LMM portfolio investments by industry at cost and fair value as of June 30, 2011 and December 31, 2010:

Cost:	June 30, 2011	December 31, 2010
Professional services	15.2%	15.4%
Media/Marketing	8.6%	6.6%
Information services	8.3%	7.8%
Equipment rental	7.6%	8.4%
Retail	6.5%	7.4%
Industrial equipment	6.0%	7.2%
Health care services	5.6%	5.0%
Industrial services	5.2%	7.2%
Electronics manufacturing	4.4%	5.2%
Transportation/Logistics	4.0%	1.3%
Energy Services	3.9%	0.0%
Metal fabrication	3.8%	6.3%
Precast concrete manufacturing	3.8%	4.4%
Restaurant	2.8%	3.3%
Custom wood products	2.7%	3.0%
Agricultural services	2.4%	2.8%
Consumer Products	2.2%	2.6%
Manufacturing	2.0%	2.4%
Infrastructure products	2.0%	0.7%
Governmental services	1.5%	1.8%
Health care products	1.5%	1.2%

	100.0%	100.0%

Fair Value:	June 30, 2011	December 31, 2010
Professional services	13.3%	14.3%
Information services	11.8%	8.5%
Media/Marketing	7.5%	5.9%
Health care services	7.3%	7.1%
Industrial services	6.4%	7.8%
Equipment rental	6.2%	7.3%
Retail	5.9%	6.6%
Industrial equipment	5.6%	6.3%
Metal fabrication	4.7%	6.5%
Transportation/Logistics	4.2%	1.8%
Precast concrete manufacturing	3.8%	4.9%
Electronics manufacturing	3.7%	5.0%
Energy Services	3.4%	0.0%
Restaurant	3.3%	3.7%
Agricultural services	3.1%	3.3%
Custom wood products	2.7%	3.0%
Manufacturing	2.3%	2.7%
Governmental services	1.4%	1.8%
Health care products	1.3%	1.1%
Infrastructure products	1.2%	0.1%
Consumer Products	0.9%	2.3%

	100.0%	100.0%

        Our LMM portfolio investments carry a number of risks including, but not limited to: (1) investing in LMM companies which may have limited operating histories and financial resources; (2) holding investments that are not publicly traded and which may be subject to legal and other restrictions on resale; and (3) other risks common to investing in below investment grade debt and equity investments in private, smaller companies.

PORTFOLIO ASSET QUALITY

        We utilize an internally developed investment rating system to rate the performance of each portfolio company. Investment Rating 1 represents a portfolio company that is performing in a manner which significantly exceeds expectations and projections. Investment Rating 2 represents a portfolio company that, in general, is performing above expectations. Investment Rating 3 represents a portfolio company that is generally performing in accordance with expectations. Investment Rating 4 represents a portfolio company that is underperforming expectations. Investments with such a rating require increased monitoring and scrutiny by us. Investment Rating 5 represents a portfolio company that is significantly underperforming. Investments with such a rating require heightened levels of monitoring and scrutiny by us and involve the recognition of significant unrealized depreciation on such investment. All new portfolio investments receive an initial 3 rating.

        The following table shows the distribution of our LMM and privately placed portfolio investments (excluding the investment in our affiliated Investment Manager) on the 1 to 5 investment rating scale at fair value as of June 30, 2011 and December 31, 2010:

	June 30, 2011		December 31, 2010
Investment Rating	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	(Unaudited)
	(dollars in thousands)
1	$93,597	19.9%	$52,147	15.0%
2	236,729	50.4%	153,408	44.2%
3	122,310	26.0%	122,249	35.3%
4	16,878	3.6%	17,705	5.1%
5	250	0.1%	1,250	0.4%

Totals	$469,764	100.0%	$346,759	100.0%

        Based upon our investment rating system, the weighted average rating of our portfolio was approximately 2.1 as of June 30, 2011 and approximately 2.3 as of December 31, 2010. As of June 30, 2011, we had two investments on non-accrual status, which comprised approximately 1.6% of the total portfolio investments at fair value and 3.7% of the total portfolio investments at cost (or 1.2% and 2.8%, respectively with the inclusion of marketable securities and idle funds investments), in each case excluding the investment in the affiliated Investment Manager. As of December 31, 2010, we had two investments on non-accrual status, which comprised approximately 2.6% of the total portfolio investments at fair value and 3.6% of the total portfolio investments at cost (or 2.2% and 3.0%, respectively with the inclusion of marketable securities and idle funds investments), in each case excluding the investment in the affiliated Investment Manager.

        The broader fundamentals of the United States economy remain mixed, and unemployment remains elevated. In the event that the United States economy contracts, it is likely that the financial results of small- to mid-sized companies, like those in which we invest, could experience deterioration or limited growth from current levels, which could ultimately lead to difficulty in meeting their debt service requirements and an increase in defaults. Consequently, we can provide no assurance that the performance of certain portfolio companies will not be negatively impacted by economic cycles or other conditions, which could also have a negative impact on our future results.

DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS

  Comparison of the three months ended June 30, 2011 and June 30, 2010

	Three Months Ended June 30,		Net Change
	2011	2010	Amount	%
	(dollars in millions)
Total investment income	$16.1	$8.7	$7.4	85%
Total expenses	(6.5)	(4.0)	(2.5)	63%

Net investment income	9.6	4.7	4.9	103%
Net realized gain from investments	0.3	2.7	(2.4)	-91%

Net realized income	9.9	7.4	2.5	33%
Net change in unrealized appreciation	9.9	1.8	8.1	447%
Income tax provision	(2.0)	—	(2.0)	NM
Noncontrolling interest	(0.2)	(0.3)	0.1	47%

Net increase in net assets resulting from operations attributable to common stock	$17.6	$8.9	$8.7	99%

	Three Months Ended June 30,		Net Change
	2011	2010	Amount	%
	(dollars in millions)
Net investment income	$9.6	$4.7	$4.9	103%
Share-based compensation expense	0.4	0.3	0.1	47%

Distributable net investment income(a)	10.0	5.0	5.0	99%
Net realized gain from investments	0.3	2.7	(2.4)	-91%

Distributable net realized income(a)	$10.3	$7.7	$2.6	34%

Distributable net investment income per share—Basic and diluted(a)(b)	$0.43	$0.33	$0.10	30%

Distributable net realized income per share—Basic and diluted(a)(b)	$0.44	$0.51	$(0.07)	-14%

(a)
Distributable net investment income and distributable net realized income are net investment income and net realized income, respectively, as determined in accordance with U.S. GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. Main Street believes presenting distributable net investment income and distributable net realized income, and related per share amounts, are useful and appropriate supplemental disclosures for analyzing its financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income and distributable net realized income are non-U.S. GAAP measures and should not be considered as a replacement to net investment income, net realized income, and other earnings measures presented in accordance with U.S. GAAP. Instead, distributable net investment income and distributable net realized income should be reviewed only in connection with such U.S. GAAP measures in analyzing Main Street's financial performance. A reconciliation of net investment income and net realized income in accordance with U.S. GAAP to distributable net investment income and distributable net realized income is presented in the table above.

(b)
Per share amounts exclude the earnings attributable to the remaining noncontrolling equity interests in MSC II not owned by Main Street.

  Investment Income

        For the three months ended June 30, 2011, total investment income was $16.1 million, an 85% increase over the $8.7 million for the corresponding period of 2010. This comparable period increase was principally attributable to (i) a $5.9 million increase in interest income from higher average levels of both portfolio debt investments and interest-bearing marketable securities and idle funds investments and (ii) a $1.7 million increase in dividend income from portfolio equity investments. The increase in investment income included $0.5 million of non-recurring income associated with prepayment and repricing activity for certain debt investments and a $0.3 million special dividend from one portfolio equity investment.

  Expenses

        For the three months ended June 30, 2011, total expenses increased by approximately $2.5 million to $6.5 million from $4.0 million in the corresponding period of 2010. This comparable period increase in expenses was principally attributable to (i) higher interest expense of $1.2 million as a result of the issuance of an additional $65 million in SBIC debentures subsequent to the second quarter of 2010 and increased borrowing activity under the Credit Facility, (ii) higher share-based compensation expense of $0.1 million related to non-cash amortization for restricted share grants, and (iii) higher compensation and other operating expenses of $1.2 million as a result of the significant increase in investment income and portfolio investments compared to the corresponding period of 2010.

  Distributable Net Investment Income

        Distributable net investment income for the three months ended June 30, 2011 increased 99% to $10.0 million, or $0.43 per share, compared with $5.0 million, or $0.33 per share, in the corresponding period of 2010. The increase in distributable net investment income was primarily due to the higher level of total investment income partially offset by higher interest and other operating expenses, due to the changes discussed above. Distributable net investment income on a per share basis for the second quarter of 2011 reflects (i) approximately $0.02 per share of non-recurring investment income associated with the prepayment and repricing activity discussed above, (ii) $0.01 per share of investment income due to the special dividend discussed above, and (iii) a greater number of average shares outstanding compared to the corresponding period in 2010 primarily due to the March 2011 and August 2010 follow-on stock offerings.

  Net Investment Income

        Net investment income for the three months ended June 30, 2011 was $9.6 million, or a 103% increase, compared to net investment income of $4.7 million during the corresponding period of 2010. The increase in net investment income was principally attributable to the increase in total investment income partially offset by the higher interest and other operating expenses discussed above.

  Distributable Net Realized Income

        Distributable net realized income increased to $10.3 million, or $0.44 per share, in the second quarter of 2011 compared with distributable net realized income of $7.7 million, or $0.51 per share, in the corresponding period of 2010. The increase was due to the higher level of total distributable net investment income in 2011, partially offset by the higher level of total net realized gain from investments in the corresponding period of 2010. The $2.7 million net realized gain during the second quarter of 2010 was primarily attributable to realized gains recognized on two partial exits and one full exit of portfolio company equity investments.

  Net Realized Income

        The higher level of net investment income partially offset by the change in net realized gain from investments during the three months ended June 30, 2011 resulted in a $2.5 million increase in net realized income compared with the corresponding period of 2010.

  Net Increase in Net Assets Resulting from Operations Attributable to Common Stock

        For the three months ended June 30, 2011, the $9.9 million net change in unrealized appreciation was principally attributable to (i) unrealized appreciation on 39 portfolio investments totaling $17.8 million, partially offset by unrealized depreciation on 15 portfolio investments totaling $6.2 million, (ii) $0.5 million of net unrealized appreciation on investments in marketable securities and idle funds investments, and (iii) $2.1 million of net unrealized depreciation attributable to our SBIC debentures. For the second quarter of 2011, we also recognized a net income tax provision of $2.0 million principally related to deferred taxes on net unrealized appreciation of certain portfolio investments held in our Taxable Subsidiaries. The noncontrolling interest of $0.2 million recognized in the second quarter of 2011 reflects the pro rata portion of MSC II net earnings attributable to the equity interests in MSC II not owned by Main Street.

        As a result of these events, our net increase in net assets resulting from operations attributable to common stock during the three months ended June 30, 2011 was $17.6 million, or $0.77 per share, compared with a net increase in net assets resulting from operations attributable to common stock of $8.9 million, or $0.59 per share, in the corresponding period of 2010.

  Comparison of the six months ended June 30, 2011 and June 30, 2010

	Six Months Ended June 30,		Net Change
	2011	2010	Amount	%
	(dollars in millions)
Total investment income	$29.5	$15.8	$13.7	86%
Total expenses	(12.5)	(7.9)	(4.6)	59%

Net investment income	17.0	7.9	9.1	114%
Net realized gain (loss) from investments	0.3	(1.4)	1.7	118%

Net realized income	17.3	6.5	10.8	163%
Net change in unrealized appreciation from investments	14.0	7.3	6.7	92%
Income tax provision	(3.2)	(0.4)	(2.8)	-651%
Bargain purchase gain	—	4.9	(4.9)	NM
Noncontrolling interest	(0.2)	(0.4)	0.2	61%

Net increase in net assets resulting from operations attributable to common	$27.9	$17.9	$10.0	56%

	Six Months Ended June 30,		Net Change
	2011	2010	Amount	%
	(dollars in millions)
Net investment income	$17.0	$7.9	$9.1	114%
Share-based compensation expense	0.9	0.6	0.3	47%

Distributable net investment income(a)	17.9	8.5	9.4	109%
Net realized gain (loss) from investments	0.3	(1.4)	1.7	118%

Distributable net realized income(a)	$18.2	$7.1	$11.1	153%

Distributable net investment income per share—Basic and diluted(a)(b)	$0.83	$0.57	$0.26	46%

Distributable net realized income per share—Basic and diluted(a)(b)	$0.84	$0.48	$0.36	74%

(a)
Distributable net investment income and distributable net realized income are net investment income and net realized income, respectively, as determined in accordance with U.S. GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. Main Street believes presenting distributable net investment income and distributable net realized income, and related per share amounts, are useful and appropriate supplemental disclosures for analyzing its financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income and distributable net realized income are non- U.S. GAAP measures and should not be considered as a replacement to net investment income, net realized income, and other earnings measures presented in accordance with U.S. GAAP. Instead, distributable net investment income and distributable net realized income should be reviewed only in connection with such U.S. GAAP measures in analyzing Main Street's financial performance. A reconciliation of net investment income and net realized income in accordance with U.S. GAAP to distributable net investment income and distributable net realized income is presented in the table above.

(b)
Per share amounts exclude the earnings attributable to the remaining noncontrolling equity interests in MSC II not owned by Main Street.

  Investment Income

        For the six months ended June 30, 2011, total investment income was $29.5 million, an 86% increase over the $15.8 million in the corresponding period of 2010. This comparable period increase was principally attributable to (i) an $11.1 million increase in interest income from higher average levels of both portfolio debt investments and interest-bearing marketable securities and idle funds investments and (ii) a $2.3 million increase in dividend income from portfolio equity investments. The increase in investment income included $1.1 million of non-recurring income associated with prepayment and repricing activity for certain debt investments and a $0.3 million special dividend from one portfolio equity investment.

  Expenses

        For the six months ended June 30, 2011, total expenses increased by approximately $4.6 million to $12.5 million from $7.9 million in the corresponding period of 2010. This comparable period increase in expenses was principally attributable to (i) higher interest expense of $2.1 million as a result of the issuance of an additional $65 million in SBIC debentures subsequent to the second quarter of 2010 and increased borrowing activity under the Credit Facility, (ii) higher share-based compensation expense of

$0.3 million related to non-cash amortization for restricted share grants, and (iii) higher compensation and other operating expenses of $2.2 million as a result of the significant increase in investment income and portfolio investments compared to the corresponding period of 2010.

  Distributable Net Investment Income

        Distributable net investment income for the six months ended June 30, 2011 increased 109% to $17.9 million, or $0.83 per share, compared with $8.5 million, or $0.57 per share, in the corresponding period of 2010. The increase in distributable net investment income was primarily due to the higher level of total investment income partially offset by higher interest and other operating expenses, due to the changes discussed above. Distributable net investment income on a per share basis for the first six months of 2011 reflects (i) approximately $0.05 per share of non-recurring investment income associated with the prepayment and repricing activity discussed above, (ii) $0.01 per share of investment income due to the special dividend discussed above, and (iii) a greater number of average shares outstanding compared to the corresponding period in 2010 primarily due to the March 2011 and August 2010 follow-on stock offerings.

  Net Investment Income

        Net investment income for the six months ended June 30, 2011 was $17.0 million, or a 114% increase, compared to net investment income of $7.9 million during the corresponding period of 2010. The increase in net investment income was principally attributable to the increase in total investment income partially offset by higher interest and other operating expenses as discussed above.

  Distributable Net Realized Income

        Distributable net realized income increased to $18.2 million, or $0.84 per share, in the first six months of 2011 compared with distributable net realized income of $7.1 million, or $0.48 per share, in the corresponding period of 2010. The increase was primarily attributable to the higher level of distributable net investment income as well as the change from net realized loss to net realized gain from investments. The $1.4 million net realized loss during the first six months of 2010 was primarily attributable to $4.0 million of realized loss from our debt and equity investment in one portfolio company, partially offset by $2.3 million of realized gain on two partial exits and one full exit of portfolio company equity investments.

  Net Realized Income

        The higher level of net investment income and the change from net realized loss to net realized gain from investments during the six months ended June 30, 2011 resulted in a $10.8 million increase in net realized income compared with the corresponding period of 2010.

  Net Increase in Net Assets Resulting from Operations Attributable to Common Stock

        For the six months ended June 30, 2011, the $14.0 million net change in unrealized appreciation was principally attributable to (i) unrealized appreciation on 45 portfolio investments totaling $25.4 million, partially offset by unrealized depreciation on 13 portfolio investments totaling $9.9 million, (ii) $0.6 million of net unrealized appreciation on investments in marketable securities and idle funds investments and, (iii) $2.1 million of net unrealized depreciation attributable to our SBIC debentures. For the six months ended June 30, 2011, we also recognized a net income tax provision of $3.2 million principally related to deferred taxes on net unrealized appreciation of certain portfolio investments held in our Taxable Subsidiaries. The noncontrolling interest of $0.2 million recognized during the first six months of 2011 reflects the pro rata portion of MSC II net earnings attributable to the equity interests in MSC II not owned by Main Street.

        As a result of these events, our net increase in net assets resulting from operations attributable to common stock during the six months ended June 30, 2011 was $27.9 million, or $1.32 per share, compared with a net increase in net assets resulting from operations attributable to common stock of $17.9 million, or $1.22 per share, in the corresponding period of 2010.

  Liquidity and Capital Resources

  Cash Flows

        For the six months ended June 30, 2011, we experienced a net decrease in cash and cash equivalents in the amount of $8.2 million. During that period, we generated $15.4 million of cash from our operating activities, primarily from distributable net investment income partially offset by accretion of unearned income, net payment-in-kind interest income, and increases in interest receivable and other assets. We used $144.8 million in net cash from investing activities for the six months ended June 30, 2011, principally including the funding of $116.1 million for LMM and private placement portfolio investments and the funding of $78.0 million for marketable securities and idle funds investments, partially offset by (i) $29.3 million of cash proceeds from the sale of marketable securities and idle funds investments and (ii) $19.6 million in cash proceeds from the repayment of LMM and private placement portfolio debt investments. For the first six months of 2011, $121.2 million in cash was provided by financing activities, which principally consisted of (i) $70.3 million in net cash proceeds from a public stock offering in March 2011, (ii) $30.0 million in cash proceeds from the issuance of SBIC debentures, and (iii) $34.0 million in net borrowings under the Credit Facility, partially offset by (i) $11.6 million in cash dividends paid to stockholders and (ii) $1.5 million in deferred loan costs paid in connection with the Credit Facility and the issuance of additional SBIC debentures.

        For the six months ended June 30, 2010, we experienced a net decrease in cash and cash equivalents in the amount of $25.9 million. During that period, we generated $7.4 million of cash from our operating activities, primarily from distributable net investment income partially offset by accretion of unearned income and increases in interest receivable and other assets. We used $88.7 million in net cash from investing activities for the six months ended June 30, 2010, principally including the funding of $85.7 million for LMM and private placement portfolio investments and the funding of $30.7 million for marketable securities and idle funds investments, partially offset by (i) $19.5 million of cash proceeds from the sale of marketable securities and idle funds investments, (ii) $2.5 million in cash acquired as part of the Exchange Offer, (iii) $3.2 million from the full and partial exits of equity investments and (iv) $2.7 million in cash proceeds from the repayment of LMM and private placement portfolio debt investments. For the first six months of 2010, $55.4 million in cash was provided by financing activities, which principally consisted of (i) $40.1 million in net cash proceeds from a January 2010 public stock offering, (ii) $10.0 million in cash proceeds from the issuance of SBIC debentures, and (iii) $12.5 million in net borrowings under the Credit Facility, partially offset by (i) $7.0 million in cash dividends paid to stockholders and (ii) $0.3 million in deferred loan costs paid in connection with the issuance of additional SBIC debentures.

  Capital Resources

        As of June 30, 2011, we had $134.4 million in cash and cash equivalents, marketable securities, and idle funds investments, and our net asset value totaled $330.1 million, or $14.24 per share. In June 2011, we expanded the Credit Facility from $100 million to $155 million to provide additional liquidity in support of future investment and operational activities. The $55 million increase in total commitments included commitment increases by all six lenders currently participating in the Credit Facility. In addition to the $55 million increase in total commitments, we extended the maturity of the Credit Facility by one year to September 2014. The amended Credit Facility also contains an accordion feature that allows for a further increase in total commitments under the facility to $200 million on the same terms and conditions as the existing lender commitments. Borrowings under the Credit Facility bear interest, subject to our election, on a per annum basis equal to (i) the applicable LIBOR rate plus 2.50% or (ii) the applicable base rate plus 1.50%. We pay unused commitment fees of 0.375% per annum on the average unused lender commitments under the Credit Facility. The Credit Facility is secured by a first lien on the assets of MSCC and its subsidiaries, excluding the assets of the Funds. The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining an interest coverage ratio of at least 2.0 to 1.0, (ii) maintaining an asset coverage ratio of at least 2.5 to 1.0, and (iii) maintaining a minimum tangible net worth. At June 30, 2011, we had $73.0 million in borrowings outstanding under the Credit Facility, bearing interest at an interest rate of 2.69%. As of June 30, 2011, we were in compliance with all financial covenants of the Credit Facility.

        In March 2011, we completed a follow-on public stock offering in which we sold 4,025,000 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $18.35 per share (or approximately 141% of the then latest reported Net Asset Value per share), resulting in total net proceeds of approximately $70.3 million, after deducting underwriters' commissions and offering costs.

        Due to each of the Funds' status as a licensed SBIC, we have the ability to issue, through the Funds, debentures guaranteed by the SBA at favorable interest rates. Under the regulations applicable to SBIC funds, an SBIC can have outstanding debentures guaranteed by the SBA generally in an amount up to twice its regulatory capital, which effectively approximates the amount of its equity capital. Debentures guaranteed by the SBA have fixed interest rates that equal prevailing 10-year Treasury Note rates plus a market spread and have a maturity of ten years with interest payable semi-annually. The principal amount of the debentures is not required to be paid before maturity but may be pre-paid at any time. Debentures issued prior to September 2006 were subject to pre-payment penalties during their first five years. Those pre-payment penalties no longer apply to debentures issued after September 1, 2006. On June 30, 2011, we, through the Funds, had $210 million of outstanding indebtedness guaranteed by the SBA, which carried a weighted average fixed interest rate of approximately 5.1%. The first maturity related to the SBIC debentures does not occur until 2013, and the weighted average duration is approximately 7.0 years as of June 30, 2011.

        The American Recovery and Reinvestment Act of 2009 enacted in February 2009 (the "Stimulus Bill") contained several provisions applicable to SBIC funds, including the Funds. One of the key SBIC-related provisions included in the Stimulus Bill increased the maximum amount of combined SBIC leverage (or SBIC leverage cap) to $225 million for affiliated SBIC funds. The prior maximum amount of SBIC leverage available to affiliated SBIC funds was approximately $137 million, subject to annual escalation. Since the increase in the SBIC leverage cap applies to affiliated SBIC funds, Main Street is required to allocate such increased borrowing capacity between the Funds.

        We anticipate that we will continue to fund our investment activities through existing cash and cash equivalents, the liquidation of marketable securities and idle funds investments, and a combination of future debt and equity capital. Our primary uses of funds will be investments in portfolio companies, operating expenses and cash distributions to holders of our common stock.

        We periodically invest excess cash balances into marketable securities and idle funds investments. The primary investment objective of marketable securities and idle funds investments is to generate incremental cash returns on excess cash balances prior to utilizing those funds for investment in our LMM and private placement portfolio investment strategy. Marketable securities and idle funds investments generally consist of debt investments, independently rated debt investments, certificates of deposit with financial institutions, and diversified bond funds. The composition of marketable securities and idle funds investments will vary in a given period based upon, among other things, changes in market conditions, the underlying fundamentals in our marketable securities and idle funds investments, our outlook regarding future LMM and private placement portfolio investment needs, and any regulatory requirements applicable to Main Street.

        If our common stock trades below our net asset value per share, we will generally not be able to issue additional common stock at the market price unless our stockholders approve such a sale and our Board of Directors makes certain determinations. A proposal, approved by our stockholders at our June 2011 annual meeting of stockholders, authorizes us to sell shares of our common stock below the then current net asset value per share of our common stock in one or more offerings for a period of one year ending on June 15, 2012. We would need similar future approval from our stockholders to issue shares below the then current net asset value per share any time after the expiration of the current approval.

        In order to satisfy the Code requirements applicable to a RIC, we intend to distribute to our stockholders substantially all of our taxable income, but we may also elect to periodically spillover certain excess undistributed taxable income from one tax year into the next tax year. In addition, as a BDC, we generally are required to meet a coverage ratio of total assets to total senior securities, which include borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. In January 2008, we received exemptive relief from the SEC that permits us to exclude SBA-guaranteed debt issued by our wholly owned SBIC subsidiary, MSMF, from our asset coverage ratio, which, in turn, enables us to fund more investments with debt capital. We expect to obtain similar relief from the SEC with respect to SBIC debt securities issued by MSC II, including the $95 million of currently outstanding debt related to its participation in the SBIC program.

        Although we have been able to secure access to additional liquidity, including our expanded $155 million Credit Facility, recent public stock offerings, and the increase in available leverage through the SBIC program as part of the Stimulus Bill, there is no assurance that debt or equity capital will be available to us in the future on favorable terms, or at all.

  Recently Issued Accounting Standards

        In May 2011, the FASB issued Accounting Standards Update ("ASU") 2011-04, Fair Value Measurements (Topic 820), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs ("ASU 2011-04"). ASU 2011-04 results in common fair value measurement and disclosure requirements in U.S. GAAP and IFRSs. ASU 2011-04 is effective for interim and annual reporting periods beginning after December 15, 2011. The adoption of ASU 2011-04 is not expected to have a significant impact on Main Street's financial condition and results of operations.

        In February 2011, the FASB issued ASU 2011-02, Receivables (Topic 310): A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring ("ASU 2011-02"). ASU 2011-02 clarifies which loan modifications constitute troubled debt restructurings. It is intended to assist creditors in determining whether a modification of the terms of a receivable meets the criteria to be considered a troubled debt restructuring, both for purposes of recording an impairment loss and for disclosure of troubled debt restructurings. In evaluating whether a restructuring constitutes a troubled debt restructuring, a creditor must separately conclude that both of the following exist: (a) the restructuring constitutes a concession; and (b) the debtor is experiencing financial difficulties. ASU 2011-02 provides guidance to clarify whether the creditor has granted a concession and whether a debtor is experiencing financial difficulties. The new guidance is effective for interim and annual periods beginning on or after June 15, 2011, and applies retrospectively to restructurings occurring on or after the beginning of the fiscal year of adoption. The adoption of ASU 2011-02 did not have a significant impact on Main Street's financial condition and results of operations.

        In January 2010, the FASB issued ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820), Improving Disclosures About Fair Value Measurements ("ASU 2010-06"). ASU 2010-06 adds new requirements for disclosures about transfers into and out of Level 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation, inputs and valuation techniques. ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010. The adoption of ASU 2010-06 did not have a significant impact on Main Street's financial condition and results of operations.

  Inflation

        Inflation has not had a significant effect on our results of operations in any of the reporting periods presented herein. However, our portfolio companies have experienced, and may in the future experience, the impacts of inflation on their operating results, including periodic escalations in their costs for raw materials and required energy consumption.

  Off-Balance Sheet Arrangements

        We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. At June 30, 2011, we had seven outstanding commitments to fund unused revolving loans for up to $20.0 million in total.

  Contractual Obligations

        As of June 30, 2011, our future fixed commitments for cash payments on contractual obligations for each of the next five years and thereafter are as follows:

	Total	2011	2012	2013	2014	2015	2016 and thereafter
	(dollars in thousands)
SBIC debentures	$210,000	$—	$—	$4,000	$18,000	$23,100	$164,900
Interest due on SBIC debentures	75,456	5,338	10,833	10,803	10,497	9,411	28,574

Total	$285,456	$5,338	$10,833	$14,803	$28,497	$32,511	$193,474

        MSC II is obligated to make payments under an investment advisory agreement with the Investment Manager, MSCC's wholly owned subsidiary. The payments due under the investment advisory agreement were fixed for the first five years at $3.3 million per year, paid quarterly, until September 30, 2010. Subsequent to September 30, 2010, under the investment advisory agreement, MSC II is obligated to pay a 2% annualized management fee based upon MSC II assets under management.

        MSCC is obligated to make payments under a support services agreement with the Investment Manager. The Investment Manager is reimbursed for its excess operating expenses associated with providing investment management and other services to MSCC and its subsidiaries, as well as MSC II and third parties. Each quarter, as part of the support services agreement, MSCC makes payments to cover all cash operating expenses incurred by the Investment Manager, less the recurring management fees that the Investment Manager receives from MSC II pursuant to a long-term investment advisory services agreement and any other fees received from third parties for providing external services. For the six months ended June 30, 2011 and 2010, the expenses reimbursed by MSCC to the Investment Manager and management fees paid by MSC II were $4.3 million and $2.5 million, respectively.

  Related Party Transactions

        As discussed further in Note D to the accompanying consolidated financial statements, subsequent to the completion of the Formation Transactions, the Investment Manager is a wholly owned portfolio company of MSCC. At June 30, 2011, the Investment Manager had a receivable of $2.2 million due from MSCC related to operating expenses incurred by the Investment Manager required to support Main Street's business.

UNDERWRITING

        Under the terms and subject to the conditions contained in an underwriting agreement dated                        , 2011, the underwriters named below, for whom Morgan Keegan & Company, Inc. is acting as representative, have severally agreed to purchase, and we have agreed to sell to them, the number of shares of common stock indicated below:

Underwriter	Number of Shares
Morgan Keegan & Company, Inc.
Robert W. Baird & Co. Incorporated
BB&T Capital Markets, a division of Scott & Stringfellow, LLC
Janney Montgomery Scott LLC
Ladenburg Thalmann & Co. Inc.
Sanders Morris Harris Inc.
D.A. Davidson & Co.
Wunderlich Securities, Inc.

Total

        The underwriting agreement provides that the obligations of the underwriters to pay for and accept delivery of the shares of common stock offered hereby are subject to the approval of certain legal matters by their counsel and to certain other conditions. The underwriters are severally obligated to take and pay for all shares of common stock offered hereby (other than those covered by the underwriters' over-allotment option described below) if any such shares are taken. We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.

        Our common stock is listed on the New York Stock Exchange under the symbol "MAIN."

Over-Allotment Option

        We have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus supplement, to purchase up to an aggregate of                        additional shares of common stock at the public offering price set forth on the cover page hereof, less the underwriting discount. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the shares of common stock offered hereby. To the extent such option is exercised, each underwriter will become obligated, subject to certain conditions, to purchase approximately the same percentage of such additional shares of common stock as the number set forth next to such underwriter's name in the preceding table bears to the total number of shares set forth next to the names of all underwriters in the preceding table.

Lock-Up Agreements

        We, and certain of our executive officers and directors, have agreed, subject to certain exceptions, not to issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, transfer, grant any option to purchase, establish an open put equivalent position or otherwise dispose of or agree to dispose of directly or indirectly, any shares of our common stock, or any securities convertible into or exercisable or exchangeable for any shares of our common stock or any right to acquire shares of our common stock, for 45 days from the date of this prospectus supplement, subject to extension upon material announcements or earnings releases. The representative, at any time and without notice, may release all or any portion of the common stock subject to the foregoing lock-up agreements.

Underwriting Discounts

        The underwriters initially propose to offer the shares directly to the public at the public offering price set forth on the cover page of this prospectus supplement and to certain dealers at a price that represents a concession not in excess of $            per share below the public offering price. After the initial public offering of the shares, the offering price and other selling terms may be changed by the underwriters.

        The following table provides information regarding the per share and total underwriting discount that we are to pay to the underwriters. These amounts are shown assuming both no exercise and full exercise of the underwriters' option to purchase up to                        additional shares from us.

	Per Share	Total without Exercise of Over-allotment	Total with Full Exercise of Over-allotment
Underwriting discount payable by us on shares sold to the public	$	$	$

        We will pay all expenses incident to the offering and sale of shares of our common stock by us in this offering. We estimate that the total expenses of the offering, excluding the underwriting discount will be approximately $200,000.

        A prospectus supplement in electronic format may be made available on the web sites maintained by one or more of the underwriters, or selling group members, if any, participating in this offering. The representative may agree to allocate a number of shares to underwriters and selling group members for the sale to their online brokerage account holders. Internet distributions will be allocated by the underwriters and selling group members that will make Internet distributions on the same basis as other allocations. The representative may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders.

Price Stabilization, Short Positions and Penalty Bids

        In connection with this offering, the underwriters may purchase and sell shares of our common stock in the open market. These transactions may include over-allotment, syndicate covering transactions and stabilizing transactions. An over-allotment involves syndicate sales of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. Syndicate covering transactions involve purchases of shares in the open market after the distribution has been completed in order to cover syndicate short positions.

        Stabilizing transactions consist of some bids or purchases of shares of our common stock made for the purpose of preventing or slowing a decline in the market price of the shares while the offering is in progress.

        In addition, the underwriters may impose penalty bids, under which they may reclaim the selling concession from a syndicate member when the shares of our common stock originally sold by that syndicate member are purchased in a stabilizing transaction or syndicate covering transaction to cover syndicate short positions.

        Similar to other purchase transactions, these activities may have the effect of raising or maintaining the market price of the common stock or preventing or slowing a decline in the market price of the common stock. As a result, the price of the common stock may be higher than the price that might otherwise exist in the open market. Except for the sale of shares of our common stock in this offering, the underwriters may carry out these transactions on the New York Stock Exchange, in the over-the-counter market or otherwise.

        Neither the underwriters nor we make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the underwriters nor we make any representation that the underwriters will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Conflicts of Interest

        Affiliates of Morgan Keegan & Company, Inc. and BB&T Capital Markets, underwriters in this offering, act as lenders and/or agents under our $155 million credit facility. Certain of the net proceeds from the sale of our common stock, not including underwriting compensation, may be paid to affiliates of Morgan Keegan & Company, Inc. and BB&T Capital Markets in connection with the repayment of debt owed under our $155 million credit facility. As a result, Morgan Keegan & Company, Inc. and BB&T Capital Markets and/or their affiliates may receive more than 5% of the net proceeds of this offering, not including underwriting compensation.

        The underwriters and/or their affiliates from time to time provide and may in the future provide investment banking, commercial banking and financial advisory services to us, for which they have received and may receive customary compensation.

        In addition, the underwriters and/or their affiliates may from time to time refer investment banking clients to us as potential portfolio investments. If we invest in those clients, we may utilize net proceeds from this offering to fund such investments, and the referring underwriter or its affiliate may receive placement fees from its client in connection with such financing, which placement fees may be paid out of the amount funded by us.

        The addresses of the underwriters are: Morgan Keegan & Company, Inc., 50 N. Front St., 19th Floor, Memphis, Tennessee 38103; BB&T Capital Markets, 901 East Byrd Street, Suite 410, Richmond, Virginia 23219; Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202; Janney Montgomery Scott LLC, 1801 Market Street, Philadelphia, Pennsylvania 19103; Ladenburg Thalmann & Co. Inc., 520 Madison Avenue, 9th Floor, New York, New York 10022; Sanders Morris Harris Inc., 600 Travis, Suite 5800, Houston, Texas 77002; D.A. Davidson & Co., 8 Third Street North, Great Falls, Montana 59401; and Wunderlich Securities, Inc., 6000 Poplar Avenue, Suite 150, Memphis, Tennessee 38119.

 LEGAL MATTERS

        Certain legal matters regarding the shares of common stock offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington D.C., and certain legal matters in connection with this offering will be passed upon for the underwriters by Bass, Berry & Sims PLC, Memphis, Tennessee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The consolidated financial statements, Schedule 12-14 and the schedule of Senior Securities of Main Street Capital Corporation, included in the accompanying prospectus have been so included in reliance upon the reports of Grant Thornton LLP, independent registered public accountants, upon the authority of said firm as experts in giving said reports. Grant Thornton LLP's principal business address is 333 Clay Street, 2700 Three Allen Center, Houston, Texas 77002.

AVAILABLE INFORMATION

        We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus supplement. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus supplement.

        We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC's website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

INTERIM FINANCIAL STATEMENTS

MAIN STREET CAPITAL CORPORATION

Consolidated Balance Sheets

	June 30, 2011	December 31, 2010
	(Unaudited)
ASSETS
Portfolio investments at fair value:
Control investments (cost: $187,884,250 and $161,009,443 as of June 30, 2011 and December 31, 2010, respectively)	$206,162,509	$174,596,394
Affiliate investments (cost: $79,599,578 and $65,650,789 as of June 30, 2011 and December 31, 2010, respectively)	103,864,454	80,206,804
Non-Control/Non-Affiliate investments (cost: $157,923,128 and $91,911,304 as of June 30, 2011 and December 31, 2010, respectively)	159,737,085	91,956,221
Investment in affiliated Investment Manager (cost: $4,284,042 as of June 30, 2011 and December 31, 2010)	1,964,649	2,051,655

Total portfolio investments (cost: $429,690,998 and $322,855,578 as of June 30, 2011 and December 31, 2010, respectively)	471,728,697	348,811,074
Marketable securities and idle funds investments (cost: $118,916,360 and $67,970,907 as of June 30, 2011 and December 31, 2010, respectively)	120,299,248	68,752,858

Total investments (cost: $548,607,358 and $390,826,485 as of June 30, 2011 and December 31, 2010, respectively)	592,027,945	417,563,932
Cash and cash equivalents	14,132,738	22,334,340
Deferred tax asset	—	1,958,593
Interest receivable and other assets	7,377,424	4,523,792
Deferred financing costs (net of accumulated amortization of $1,810,987 and $1,504,584 as of June 30, 2011 and December 31, 2010, respectively)	3,715,272	2,543,645

Total assets	$617,253,379	$448,924,302

LIABILITIES
SBIC debentures (par: $210,000,000 and $180,000,000 as of June 30, 2011 and December 31, 2010, respectively; of which $72,637,267 and $70,557,975 are recorded at fair value as of June 30, 2011 and December 31, 2010, respectively)	$187,637,267	$155,557,975
Credit facility	73,000,000	39,000,000
Payable for securities purchased	10,805,000	—
Interest payable	3,717,072	3,194,870
Dividend payable	3,013,738	—
Deferred tax liability	953,719	—
Payable to affiliated Investment Manager	2,237,417	15,124
Accounts payable and other liabilities	1,261,674	1,173,295

Total liabilities	282,625,887	198,941,264
Commitments and contingencies
NET ASSETS
Common stock, $0.01 par value per share (150,000,000 shares authorized; 23,182,600 and 18,797,444 issued and outstanding as of June 30, 2011 and December 31, 2010, respectively)	231,826	187,975
Additional paid-in capital	300,130,851	224,485,165
Accumulated net investment income	7,435,312	9,261,405
Accumulated net realized loss from investments	(20,499,798)	(20,541,897)
Net unrealized appreciation, net of income taxes	42,833,531	32,141,997

Total Net Asset Value	330,131,722	245,534,645
Noncontrolling interest	4,495,770	4,448,393

Total net assets including noncontrolling interests	334,627,492	249,983,038

Total liabilities and net assets	$617,253,379	$448,924,302

NET ASSET VALUE PER SHARE	$14.24	$13.06

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Operations

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
INVESTMENT INCOME:
Interest, fee and dividend income:
Control investments	$6,491,097	$4,532,343	$12,140,859	$8,127,651
Affiliate investments	3,113,091	1,953,832	5,259,510	3,762,445
Non-Control/Non-Affiliate investments	4,325,520	1,686,032	7,656,629	2,549,428

Total interest, fee and dividend income	13,929,708	8,172,207	25,056,998	14,439,524
Interest from marketable securities, idle funds and other	2,199,054	560,012	4,446,336	1,385,534

Total investment income	16,128,762	8,732,219	29,503,334	15,825,058
EXPENSES:
Interest	(3,263,807)	(2,111,868)	(6,166,012)	(4,105,105)
General and administrative	(599,361)	(246,194)	(1,106,543)	(671,898)
Expenses reimbursed to affiliated Investment Manager	(2,207,606)	(1,330,611)	(4,337,412)	(2,482,798)
Share-based compensation	(442,897)	(301,458)	(885,794)	(602,916)

Total expenses	(6,513,671)	(3,990,131)	(12,495,761)	(7,862,717)

NET INVESTMENT INCOME	9,615,091	4,742,088	17,007,573	7,962,341
NET REALIZED GAIN (LOSS) FROM INVESTMENTS:
Control investments	—	2,301,745	—	(1,719,173)
Marketable securities and idle funds investments	249,654	353,487	249,654	313,948

Total net realized gain (loss) from investments	249,654	2,655,232	249,654	(1,405,225)

NET REALIZED INCOME	9,864,745	7,397,320	17,257,227	6,557,116
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Portfolio investments	11,524,983	957,432	15,543,567	6,072,091
Marketable securities and idle funds investments	519,734	(484,585)	634,477	(231,281)
SBIC debentures	(2,117,924)	1,475,861	(2,079,292)	1,757,054
Investment in affiliated Investment Manager	(45,700)	(141,117)	(87,006)	(286,196)

Total net change in unrealized appreciation	9,881,093	1,807,591	14,011,746	7,311,668

Income tax provision	(1,962,206)	(36,686)	(3,162,612)	(421,260)
Bargain purchase gain	—	—	—	4,890,582

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	17,783,632	9,168,225	28,106,361	18,338,106
Noncontrolling interest	(157,600)	(295,559)	(157,600)	(408,895)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCK	$17,626,032	$8,872,666	$27,948,761	$17,929,211

NET INVESTMENT INCOME PER SHARE—BASIC AND DILUTED	$0.41	$0.31	$0.79	$0.53

NET REALIZED INCOME PER SHARE—BASIC AND DILUTED	$0.42	$0.49	$0.80	$0.44

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCK PER SHARE—BASIC AND DILUTED	$0.77	$0.59	$1.32	$1.22

DIVIDENDS PAID PER SHARE	$0.39	$0.38	$0.77	$0.75

WEIGHTED AVERAGE SHARES OUTSTANDING—BASIC AND DILUTED	23,015,718	15,147,091	21,128,360	14,754,121

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Changes in Net Assets

(Unaudited)

	Common Stock					Net Unrealized Appreciation from Investments, Net of Income Taxes			Total Net Assets Including Noncontrolling Interest
					Accumulated Net Realized Loss From Investments
	Number of Shares	Par Value	Additional Paid-In Capital	Accumulated Net Investment Income			Total Net Asset Value	Noncontrolling Interest
Balances at December 31, 2009	10,842,447	$108,425	$123,534,156	$7,269,866	$(15,922,020)	$14,669,704	$129,660,131	$—	$129,660,131
MSC II exchange offer and related transactions	1,246,803	12,468	20,080,623	4,890,582	—	—	24,983,673	3,237,210	28,220,883
Public offering of common stock, net of offering costs	2,875,000	28,750	40,079,845	—	—	—	40,108,595	—	40,108,595
Share-based compensation	—	—	602,916	—	—	—	602,916	—	602,916
Dividend reinvestment	248,803	2,487	3,793,741	—	—	—	3,796,228	—	3,796,228
Adjustment to investment in Investment Manager related to the MSC II Exchange Offer	—	—	(13,715,958)	—	—	—	(13,715,958)	—	(13,715,958)
Dividends to stockholders	—	—	—	(11,331,527)	(1,349,863)	—	(12,681,390)	—	(12,681,390)
Net increase resulting from operations	—	—	—	7,962,341	(1,405,225)	6,890,408	13,447,524	—	13,447,524
Noncontrolling interest	—	—	—	—	—	(408,895)	(408,895)	408,895	—

Balances at June 30, 2010	15,213,053	$152,130	$174,375,323	$8,791,262	$(18,677,108)	$21,151,217	$185,792,824	$3,646,105	$189,438,929

Balances at December 31, 2010	18,797,444	$187,975	$224,485,165	$9,261,405	$(20,541,897)	$32,141,997	$245,534,645	$4,448,393	$249,983,038
Public offering of common stock, net of offering costs	4,025,000	40,250	70,309,656	—	—	—	70,349,906	—	70,349,906
Share-based compensation	—	—	885,794	—	—	—	885,794	—	885,794
Dividend reinvestment	235,844	2,358	4,451,479	—	—	—	4,453,837	—	4,453,837
Issuance of restricted stock	124,312	1,243	(1,243)	—	—	—	—	—	—
Distributions to noncontrolling interest	—	—	—	—	—	—	—	(110,223)	(110,223)
Dividends to stockholders	—	—	—	(18,833,666)	(207,555)	—	(19,041,221)	—	(19,041,221)
Net increase resulting from operations	—	—	—	17,007,573	249,654	10,849,134	28,106,361	—	28,106,361
Noncontrolling interest	—	—	—	—	—	(157,600)	(157,600)	157,600	—

Balances at June 30, 2011	23,182,600	$231,826	$300,130,851	$7,435,312	$(20,499,798)	$42,833,531	$330,131,722	$4,495,770	$334,627,492

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Cash Flows

(Unaudited)

	Six Months Ended June 30,
	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$28,106,361	$18,338,106
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net change in unrealized appreciation	(14,011,746)	(7,311,668)
Net realized (gain) loss from investments	(249,654)	1,405,225
Bargain purchase gain	—	(4,890,582)
Accretion of unearned income	(2,699,360)	(1,092,705)
Net payment-in-kind interest accrual	(2,014,999)	(429,153)
Share-based compensation expense	885,794	602,916
Amortization of deferred financing costs	306,403	195,868
Deferred taxes	2,912,311	(185)
Changes in other assets and liabilities:
Interest receivable and other assets	(1,400,332)	(1,204,605)
Interest payable	522,202	233,897
Payable to affiliated Investment Manager	2,222,293	384,431
Accounts payable and other liabilities	88,379	431,922
Deferred fees and other	737,240	689,700

Net cash provided by operating activities	15,404,892	7,353,167
CASH FLOWS FROM INVESTING ACTIVITIES
Investments in portfolio companies	(116,120,574)	(85,739,245)
Principal payments received on loans and debt securities in portfolio companies	19,627,346	2,670,737
Proceeds from sale of equity investments and related notes in portfolio companies	375,906	3,151,500
Cash acquired in MSC II exchange offer	—	2,489,920
Investments in marketable securities and idle funds investments	(77,953,572)	(30,734,400)
Proceeds from marketable securities and idle funds investments	29,276,393	19,546,235

Net cash used in investing activities	(144,794,501)	(88,615,253)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from public offering of common stock, net of offering costs	70,349,906	40,108,595
Distributions to noncontrolling interest	(110,223)	—
Dividends paid to stockholders	(11,573,646)	(6,983,532)
Proceeds from issuance of SBIC debentures	30,000,000	10,000,000
Proceeds from credit facility	99,000,000	30,650,000
Repayments on credit facility	(65,000,000)	(18,150,000)
Payment of deferred loan costs and SBIC debenture fees	(1,478,030)	(252,810)

Net cash provided by financing activities	121,188,007	55,372,253

Net decrease in cash and cash equivalents	(8,201,602)	(25,889,833)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	22,334,340	30,619,998

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$14,132,738	$4,730,165

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2011

(Unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Control Investments(3)
Café Brazil, LLC	Casual Restaurant Group
12% Secured Debt (Maturity—April 20, 2013)		1,700,000	1,698,240	1,700,000
Member Units (Fully diluted 41.0%)(7)			41,837	2,860,220

			1,740,077	4,560,220
California Healthcare Medical Billing, Inc.	Healthcare Billing and Records Management
12% Secured Debt (Maturity—October 17, 2015)		7,803,000	7,419,403	7,718,351
Warrants (Fully diluted 20.1%)			1,193,333	3,380,333
Common Stock (Fully diluted 9.7%)			1,176,667	1,390,000

			9,789,403	12,488,684
CBT Nuggets, LLC	Produces and Sells IT Certification Training Videos
14% Secured Debt (Maturity—December 31, 2013)		2,725,000	2,725,000	2,725,000
Member Units (Fully diluted 40.8%)(7)			1,299,520	4,360,000

			4,024,520	7,085,000
Ceres Management, LLC (Lambs)	Aftermarket Automotive Services Chain
14% Secured Debt (Maturity—May 31, 2013)		4,000,000	3,970,924	3,970,924
9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—October 1, 2025)		1,225,000	1,225,000	1,225,000
Class B Member Units (15% cumulative) (Non-voting)(7)			2,409,667	2,409,667
Member Units (Fully diluted 100%)			1,813,333	390,000
Member Units (Lamb's Real Estate Investment I, LLC) (Fully diluted 100%)(7)			625,000	750,000

			10,043,924	8,745,591
Condit Exhibits, LLC	Tradeshow Exhibits/Custom Displays
9% Current / 9% PIK Secured Debt (Maturity—July 1,		4,660,948	4,626,472	4,626,472
2013)
Warrants (Fully diluted 47.9%)			320,000	220,000

			4,946,472	4,846,472
Currie Acquisitions, LLC	Consumer Products
12% Secured Debt (Maturity—March 1, 2015)		4,750,000	4,039,149	3,039,149
Warrants (Fully diluted 47.3%)			2,566,204	—

			6,605,353	3,039,149

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011

(Unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Gulf Manufacturing, LLC	Industrial Metal Fabrication
9% PIK Secured Debt (Maturity—June 30, 2017)		1,185,131	1,185,131	1,185,131
Member Units (Fully diluted 34.2%)(7)			2,979,813	8,560,000

			4,164,944	9,745,131
Harrison Hydra-Gen, Ltd.	Manufacturer of Hydraulic Generators
12% Secured Debt (Maturity—June 4, 2015)		5,737,375	5,082,668	5,400,000
Preferred stock (8% cumulative)(7)			1,040,222	1,040,222
Warrants (Fully diluted 35.2%)			717,640	1,360,000

			6,840,530	7,800,222
Hawthorne Customs & Dispatch Services, LLC	Transportation/ Logistics
Member Units (Fully diluted 59.1%)(7)			692,500	1,300,000
Member Units (Wallisville Real Estate, LLC) (Fully diluted 59.1%)(7)			1,214,784	1,214,784

			1,907,284	2,514,784
Hydratec, Inc.	Agricultural Services
Common Stock (Fully diluted 92.5%)(7)			7,089,911	10,414,911

Indianapolis Aviation Partners, LLC	FBO / Aviation Support Services
12% Secured Debt (Maturity—September 15, 2014)		4,500,000	4,178,150	4,350,000
Warrants (Fully diluted 30.1%)			1,129,286	1,270,286

			5,307,436	5,620,286
Jensen Jewelers of Idaho, LLC	Retail Jewelry
Prime Plus 2%, Current Coupon 5.25%, Secured Debt (Maturity—November 14, 2013)		2,260,000	2,258,575	2,260,000
13% Current / 6% PIK Secured Debt (Maturity—November 14, 2013)		2,344,896	2,343,198	2,344,896
Member Units (Fully diluted 60.8%)(7)			811,000	1,750,000

			5,412,773	6,354,896
Lighting Unlimited, LLC	Commercial and Residential Lighting Products and Design Services
8% Secured Debt (Maturity—August 22, 2012)		2,000,000	1,972,676	1,972,676
Preferred Stock (non-voting)			510,098	510,098
Warrants (Fully diluted 7.07%)			54,000	—
Common Stock (Fully diluted 70.0%)			100,000	100,000

			2,636,774	2,582,774

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011

(Unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Mid-Columbia Lumber Products, LLC	Specialized Lumber Products
10% Secured Debt (Maturity—April 1, 2012)		1,250,000	1,250,000	1,250,000
12% Secured Debt (Maturity—December 18, 2011)		3,900,000	3,872,028	3,900,000
9.5% Secured Debt (Mid-Columbia Real Estate, LLC) (Maturity—May 13, 2025)		1,084,800	1,084,800	1,084,800
Warrants (Fully diluted 9.2%)			250,000	890,000
Member Units (Fully diluted 42.9%)			812,000	930,000
Member Units (Mid-Columbia Real Estate, LLC) (Fully diluted 50.0%)			250,000	810,000

			7,518,828	8,864,800
NAPCO Precast, LLC	Precast Concrete Manufacturing
18% Secured Debt (Maturity—February 1, 2013)		5,923,077	5,873,252	5,923,077
Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—February 1, 2013)(8)		3,384,615	3,372,167	3,384,615
Member Units (Fully diluted 35.3%)(7)			2,020,000	3,510,000

			11,265,419	12,817,692
NTS Holdings, Inc.	Trench & Traffic Safety Equipment
12% Secured Debt (Maturity—April 30, 2015)		6,000,000	5,967,193	5,967,193
Preferred stock (12% cumulative)(7)			11,251,405	11,251,405
Common Stock (Fully diluted 72.3%)			1,621,255	190,000

			18,839,853	17,408,598
OMi Holdings, Inc.	Manufacturer of Overhead Cranes
12% Secured Debt (Maturity—April 1, 2013)		9,770,000	9,729,276	9,729,276
Common Stock (Fully diluted 48.0%)			1,080,000	1,300,000

			10,809,276	11,029,276
Pegasus Research Group, LLC (Televerde)	Telemarketing and Data Services
13% Current / 3% PIK Secured Debt (Maturity—		6,342,002	6,261,422	6,261,422
January 6, 2016)
Member Units (Fully diluted 43.7%)			1,250,000	1,250,000

			7,511,422	7,511,422
PPL RVs, Inc.	Recreational Vehicle Parts and Consignment
18% Secured Debt (Maturity—June 10, 2015)		5,750,000	5,677,710	5,750,000
Member Units (Fully diluted 50.1%)			2,150,000	3,250,000

			7,827,710	9,000,000

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011

(Unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Principle Environmental, LLC	Noise Abatement Products/Services
12% Secured Debt (Maturity—February 1, 2016)		5,500,000	4,271,016	4,271,016
12% Current / 2% PIK Secured Debt (Maturity—February 1, 2016)		500,000	490,000	490,000
Warrants (Fully diluted 15%)			1,200,000	1,200,000
Member Units (Fully diluted 25%)			2,000,000	2,000,000

			7,961,016	7,961,016
River Aggregates, LLC	Construction Aggregates
12% Secured Debt (Maturity—March 30, 2016)		3,500,000	3,314,494	3,314,494
Warrants (Fully diluted 10%)			122,500	122,500
Member Units (Fully diluted 45%)			550,000	550,000

			3,986,994	3,986,994
The MPI Group, LLC	Manufacturer of Custom Hollow Metal Doors, Frames and Accessories
4.5% Current / 4.5% PIK Secured Debt (Maturity—October 2, 2013)		1,022,013	1,016,675	1,016,675
6% Current / 6% PIK Secured Debt (Maturity—October 2, 2013)		5,252,500	5,112,604	5,112,604
Warrants (Fully diluted 47.1%)			895,943	—

			7,025,222	6,129,279
Thermal & Mechanical Equipment, LLC	Heat Exchange / Filtration Products and Services
Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—September 25, 2014)(8)		1,415,540	1,407,768	1,407,768
13% Current / 5% PIK Secured Debt (Maturity—September 25, 2014)		4,509,680	4,455,564	4,509,680
Member Units (Fully diluted 50.0%)(7)			1,000,000	3,720,000

			6,863,332	9,637,448
Uvalco Supply, LLC	Farm and Ranch Supply
Member Units (Fully diluted 42.8%)(7)			1,113,243	2,060,000

Van Gilder Insurance Corporation	Insurance Brokerage
8% Secured Debt (Maturity—January 31, 2016)		1,890,445	1,864,206	1,864,206
13% Secured Debt (Maturity—January 31, 2016)		6,150,000	4,906,126	4,906,126
Warrants (Fully diluted 10%)			1,208,643	1,208,643
Common Stock (Fully diluted 15.51%)			2,499,876	2,499,876

			10,478,851	10,478,851

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011

(Unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Vision Interests, Inc.	Manufacturer/Installer of Commercial Signage
2.6% Current /10.4% PIK Secured Debt (Maturity—June 5, 2012)		9,400,000	8,424,811	6,322,651
2.6% Current /10.4% PIK Secured Debt (Maturity—June 5, 2016)		760,000	740,587	740,587
Warrants (Fully diluted 38.2%)			160,010	—
Common Stock (Fully diluted 22.3%)			372,000	—

			9,697,408	7,063,238
Ziegler's NYPD, LLC	Casual Restaurant Group
Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—October 31, 2013)(8)		1,000,000	994,928	994,928
13% Current / 5% PIK Secured Debt (Maturity—October 31, 2013)		4,923,793	4,881,347	4,881,347
Warrants (Fully diluted 46.6%)			600,000	539,500

			6,476,275	6,415,775

Subtotal Control Investments (34.8% of total investments at fair value)			187,884,250	206,162,509

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011

(Unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Affiliate Investments(4)
American Sensor Technologies, Inc.	Manufacturer of Commercial/Industrial Sensors
9% Secured Debt (Maturity—May 31, 2012)		3,297,783	3,283,052	3,283,052
Warrants (Fully diluted 19.6%)			49,990	2,230,000

			3,333,042	5,513,052
Audio Messaging Solutions, LLC	Audio Messaging Services
12% Secured Debt (Maturity—June 16, 2016)		14,560,000	14,008,544	14,426,000
Warrants (Fully diluted 9.8%)			886,933	2,110,000

			14,895,477	16,536,000
Compact Power Equipment Centers LLC	Light to Medium Duty Equipment Rental
6% Current / 6% PIK Secured Debt (Maturity—December 30, 2014)		2,769,142	2,743,190	2,743,190
Series A Member Units (8% cumulative)(7)			820,110	820,110
Member Units (Fully diluted 10.6%)			1,147	1,147

			3,564,447	3,564,447
DrillingInfo, Inc.	Information Services for the Oil and Gas Industry
12% Secured Debt (Maturity—November 20, 2014)		8,000,000	6,943,909	8,000,000
8.75% Secured Debt (Maturity—April 18, 2016)		750,000	750,000	750,000
Warrants (Fully diluted 4.9%)			1,250,000	8,330,000
Common Stock (Fully diluted 2.4%)			1,335,325	3,930,325

			10,279,234	21,010,325
East Teak Fine Hardwoods, Inc.	Hardwood Products
Common Stock (Fully diluted 5.0%)			480,318	330,000

Houston Plating & Coatings, LLC	Plating & Industrial Coating Services
Prime Plus 2%, Current Coupon 5.25%, Debt (Maturity—July 18, 2013)		300,000	300,000	300,000
Member Units (Fully diluted 11.1%)(7)			335,000	3,605,000

			635,000	3,905,000
IRTH Holdings, LLC	Utility Technology Services
12% Secured Debt (Maturity—December 29, 2015)		5,683,940	5,588,476	5,683,940
Member Units (Fully diluted 22.3%)			850,000	1,570,000

			6,438,476	7,253,940
KBK Industries, LLC	Specialty Manufacturer of Oilfield and Industrial Products
10% Secured Debt (Maturity—March 31, 2012)		264,940	264,940	264,940
14% Secured Debt (Maturity—January 23, 2014)		5,250,000	5,250,000	5,250,000
Member Units (Fully diluted 18.8%)(7)			340,833	2,180,000

			5,855,773	7,694,940

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011

(Unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Laurus Healthcare, LP	Healthcare Facilities / Services
9% Secured Debt (Maturity—May 12, 2016)		6,150,000	6,150,000	6,150,000
Class A and C Units (Fully diluted 13.1%)(7)			79,505	5,360,000

			6,229,505	11,510,000
Merrick Systems, Inc.	Software and Information Technology
13% Secured Debt (Maturity—May 5, 2015)		2,900,000	2,491,742	2,680,000
Warrants (Fully diluted 6.5%)			450,000	880,000

			2,941,742	3,560,000
Olympus Building Services, Inc.	Custodial/Facilities Services
12% Secured Debt (Maturity—March 27, 2014)		3,150,000	2,952,389	3,050,000
12% Current / 3% PIK Secured Debt (Maturity—March 27, 2014)		998,843	998,843	998,843
Warrants (Fully diluted 22.5%)			470,000	600,000

			4,421,232	4,648,843
OnAsset Intelligence, Inc.	Transportation Monitoring/Tracking Services
12% Secured Debt (Maturity—October 18, 2012)		1,500,000	697,470	697,470
Preferred Stock (7% cumulative) (Fully diluted 5.75%)(7)			1,521,585	1,521,585
Warrants (Fully diluted 4.0%)			830,000	830,000

			3,049,055	3,049,055

OPI International Ltd.	Oil and Gas Construction Services
12% Secured Debt (Maturity—November 30, 2015)		11,750,000	11,072,627	11,072,627
Common Stock (Fully diluted 8.0%)			500,000	500,000

			11,572,627	11,572,627
Schneider Sales Management, LLC	Sales Consulting and Training
13% Secured Debt (Maturity—October 15, 2013)		3,567,542	3,489,127	250,000
Warrants (Fully diluted 20.0%)			45,000	—

			3,534,127	250,000
Walden Smokey Point, Inc.	Specialty Transportation
Common Stock (Fully diluted 12.6%)			1,426,667	2,820,000

WorldCall, Inc.	Telecommunication/Information Services
13% Secured Debt (Maturity—April 22, 2012)		646,225	646,225	646,225
Common Stock (Fully diluted 10%)			296,631	—

			942,856	646,225

Subtotal Affiliate Investments (17.6% of total investments at fair value)			79,599,578	103,864,454

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011

(Unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Non-Control/Non-Affiliate Investments(5)
Affinity Videonet, Inc.	Videoconferencing Services
13% Secured Debt (Maturity—December 31, 2015)		2,000,000	1,897,393	1,897,393
13% Current / 1% PIK Secured Debt (Maturity—December 31, 2015)		1,675,857	1,671,885	1,671,885
Warrants (Fully diluted 2.5%)			62,500	62,500

			3,631,778	3,631,778
Alon Refining Krotz Springs, Inc.(9)	Petroleum Products/Refining
13.5% Secured Debt (Maturity—October 15, 2014)		4,000,000	3,849,696	4,180,000

Arrowhead General Insurance Agency, Inc.(9)	Insurance
LIBOR Plus 5.75%, Current Coupon 7.5%, Secured Debt (Maturity—March 4, 2017)(8)		3,990,000	3,913,652	3,963,407
LIBOR Plus 9.5%, Current Coupon 11.25% Secured Debt (Maturity—September 30, 2017)(8)		2,000,000	1,941,398	1,990,000

			5,855,050	5,953,407
Bourland & Leverich Supply Co., LLC(9)	Distributor of Oil & Gas Tubular Goods
LIBOR Plus 9%, Current Coupon 11%, Secured Debt (Maturity—August 19, 2015)(8)		4,331,251	4,145,853	4,571,878

Brand Connections, LLC	Venue-Based Marketing and Media
14% Secured Debt (Maturity—April 30, 2015)		6,948,943	6,808,751	6,808,751

Chef's Warehouse(9)	Specialty Food Distributor
LIBOR Plus 9%, Current Coupon 11%, Secured Debt (Maturity—April 23, 2014)(8)		7,861,250	7,667,420	8,057,781

Fairway Group Acquisition(9)	Retail Grocery
LIBOR Plus 6%, Current Coupon 7.5%, Secured Debt (Maturity—March 3, 2017)(8)		7,500,000	7,431,127	7,487,513

Global Tel*Link Corporation(9)	Communications
LIBOR Plus 11.25%, Current Coupon 13%, Secured Debt (Maturity—May 10, 2017)(8)		3,000,000	2,944,693	3,027,495

Golden Nugget, LLC(9)	Hotel/Casino
LIBOR Plus 8.5%, Current Coupon 10%, Secured Debt (Maturity—April 25, 2016)(8)		10,000,000	9,605,024	9,850,000

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011

(Unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Gundle/SLT Environmental, Inc.(9)	Environmental Services
LIBOR Plus 5.5%, Current Coupon 7.0%, Secured Debt (Maturity—May 27, 2016)(8)		3,000,000	2,970,416	2,977,500
LIBOR Plus 9.5%, Current Coupon 11%, Secured Debt (Maturity—November 27, 2016)(8)		4,000,000	3,920,823	3,949,920

			6,891,239	6,927,420
Hayden Acquisition, LLC	Manufacturer of Utility Structures
8% Secured Debt (Maturity—July 1, 2011)		1,800,000	1,781,303	—

Hoffmaster Group, Inc.(9)	Manufacturer of Specialty Tabletop Products
LIBOR Plus 5%, Current Coupon 7%, Secured Debt (Maturity—June 2, 2016)(8)		1,490,385	1,439,426	1,496,303
13.5% Secured Debt (Maturity—June 2, 2017)		5,000,000	4,887,082	5,075,000

			6,326,508	6,571,303
Managed Health Care Associates, Inc.(9)	Healthcare Products
LIBOR Plus 3.25%, Current Coupon 3.53%, Secured Debt (Maturity—August 1, 2014)		2,987,606	2,560,959	2,905,447

Megapath Inc.(9)	Communications
LIBOR Plus 10%, Current Coupon 12%, Secured Debt (Maturity—November 3, 2015)(8)		3,800,000	3,732,122	3,866,500

Miramax Film NY, LLC(9)	Motion Picture Producer and Distributor
LIBOR Plus 11%, Current Coupon 13%, Secured Debt (Maturity—December 22, 2016)(8)		4,000,000	3,924,489	4,170,000
Class B Units (Fully diluted 0.2%)			500,000	500,000

			4,424,489	4,670,000
Northland Cable Television, Inc.(9)	Cable Broadcasting
LIBOR Plus 6%, Current Coupon 7.75%, Secured Debt (Maturity—December 30, 2016)(8)		4,975,000	4,837,786	4,875,843

Physician Oncology Services, LP(9)	Healthcare Services
LIBOR Plus 4.75%, Current Coupon 6.25%, Secured Debt (Maturity—January 31, 2017)(8)		839,921	830,997	834,672

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011

(Unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Pierre Foods, Inc.(9)	Foodservice Supplier
LIBOR Plus 5.25%, Current Coupon 7%, Secured Debt (Maturity—September 30, 2016)(8)		4,962,500	4,873,717	5,021,430
LIBOR Plus 9.5%, Current Coupon 11.25%, Secured Debt (Maturity—September 29, 2017)(8)		2,000,000	1,935,419	2,052,500

			6,809,136	7,073,930
Shearer's Foods, Inc.(9)	Manufacturer of Food / Snacks
12% Current / 3.5% PIK Secured Debt (Maturity—March 31, 2016)		4,181,772	4,093,050	4,202,681

Sourcehov LLC(9)	Outsource/Consulting Services
LIBOR Plus 5.375%, Current Coupon 6.625%, Secured Debt (Maturity—April 28, 2017)(8)		3,000,000	2,895,764	2,902,500
LIBOR Plus 9.25%, Current Coupon 10.5%, Secured Debt (Maturity—April 30, 2018)(8)		3,000,000	2,865,692	2,870,640

			5,761,456	5,773,140
Standard Steel, LLC(9)	Manufacturer of Steel Wheels and Axles
12% Secured Debt (Maturity—April 30, 2015)		3,000,000	2,911,366	3,133,200

Support Systems Homes, Inc.	Manages Substance Abuse Treatment Centers
15% Secured Debt (Maturity—August 31, 2018)		576,600	576,600	576,600

Technical Innovations, LLC	Manufacturer of Specialty Cutting Tools and Punches
13.5% Secured Debt (Maturity—January 16, 2015)		2,950,000	2,922,036	2,950,000
10% Secured Debt (Maturity—May 4, 2026)		1,440,000	1,411,335	1,411,335

			4,333,371	4,361,335
The Tennis Channel, Inc.	Sports Broadcasting/Media
LIBOR Plus 6% / 4% PIK, Current Coupon with PIK 14%, Secured Debt (Maturity—January 1, 2013)(8)		10,395,656	10,801,470	10,801,470
Warrants (Fully diluted 0.11%)			235,467	235,467

			11,036,937	11,036,937
Ulterra Drilling Technologies, L.P.(9)	Oilfield Services
LIBOR Plus 7.5%, Current Coupon 9.5%, Secured Debt (Maturity—June 9, 2016)(8)		7,500,000	7,351,884	7,406,250
LIBOR Plus 6.5%, Current Coupon 8.5% Secured Debt (Maturity—June 9, 2016)(8)		1,348,367	1,298,987	1,320,456

			8,650,871	8,726,706

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011

(Unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
UniTek Global Services, Inc.(9)	Telecommunications
LIBOR Plus 7.5%, Current Coupon 9%, Secured Debt (Maturity—April 15, 2018)(8)		10,000,000	9,707,528	9,825,000

Vision Solutions, Inc.	Computers & Electronics
LIBOR Plus 4.5%, Current Coupon 6%, Secured Debt (Maturity—July 23, 2016)(8)		4,937,500	4,884,750	4,928,242
LIBOR Plus 8%, Current Coupon 9.5%, Secured Debt (Maturity—July 23, 2017)(8)		5,000,000	4,951,441	4,993,750

			9,836,191	9,921,992
Walter Investment Management Corp.(9)	Real Estate
LIBOR Plus 6.25%, Current Coupon 7.75%, Secured Debt (Maturity—June 30, 2016)(8)		3,000,000	2,940,000	2,940,000
LIBOR Plus 11%, Current Coupon 12.5%, Secured Debt (Maturity—December 30, 2016)(8)		3,000,000	2,940,000	2,940,000

			5,880,000	5,880,000
Other Non-Control/Non-Affiliate Investments(10)		5,000,000	5,001,827	5,005,776

Subtotal Non-Control/Non-Affiliate Investments (27.0% of total investments at fair value)			157,923,128	159,737,085

Main Street Capital Partners, LLC (Investment Manager) (0.3% of total investments at fair value)	Asset Management
100% of Membership Interests			4,284,042	1,964,649

Total Portfolio Investments, June 30, 2011			$429,690,998	$471,728,697

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011

(Unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Marketable Securities and Idle Funds Investments	Investments in Secured and Rated Debt Investments, Certificates of Deposit, and Diversified Bond Funds
AL Gulf Coast Terminals, LLC
LIBOR Plus 5%, Current Coupon 6.75%, Secured Debt (Maturity—July 22, 2016)(8)		$6,655,428	$6,490,349	$6,688,705
API Technologies Corp.
LIBOR Plus 6.25%, Current Coupon 7.75%, Secured Debt (Maturity—June 27, 2016)(8)		2,500,000	2,412,500	2,450,000
ATI Acquisition I Corp.
LIBOR Plus 5.5%, Current Coupon 7.5%, Secured Debt (Maturity—March 11, 2016)(8)		2,856,137	2,815,493	2,838,286
Centerplate, Inc.
LIBOR Plus 8.5%, Current Coupon 10.5%, Secured Debt (Maturity—September 16, 2016)(8)		2,985,000	2,905,023	3,004,597
Excelitas Technologies Corp.
LIBOR Plus 4.5%, Current Coupon 5.5%, Secured Debt (Maturity—November 29, 2016)(8)		2,985,000	2,985,000	2,988,119
Flexera Software, Inc.
LIBOR Plus 5.75%, Current Coupon 7.5%, Secured Debt (Maturity—January 20, 2017)(8)		4,387,500	4,306,722	4,420,406
Helm Financial Corporation
LIBOR Plus 5%, Current Coupon 6.25%, Secured Debt (Maturity—June 1, 2017)(8)		1,995,000	1,975,270	1,996,995
Henniges Automotive Holdings, Inc.
LIBOR Plus 10%, Current Coupon 12%, Secured Debt (Maturity—October 28, 2016)(8)		2,916,667	2,862,911	2,916,666
Il Fornaio Corporation
LIBOR Plus 5.25%, Current Coupon 6.5%, Secured Debt (Maturity—June 10, 2017)(8)		1,995,000	1,985,137	1,997,504
JJ Lease Funding Corp.
LIBOR Plus 8.5%, Current Coupon 10%, Secured Debt (Maturity—April 29, 2017)(8)		4,000,000	3,882,694	3,925,000
Medpace Intermediateco, Inc.
LIBOR Plus 5%, Current Coupon 6.5%, Secured Debt (Maturity—June 17, 2017)(8)		5,000,000	4,925,000	4,925,000

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011

(Unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
MLM Holdings, Inc.
LIBOR Plus 5.25%, Current Coupon 7%, Secured Debt (Maturity—December 1, 2016)(8)		6,947,500	6,852,244	6,951,842
Mood Media Corporation
LIBOR Plus 5.5%, Current Coupon 7%, Secured Debt (Maturity—May 6, 2018)(8)		3,000,000	2,970,136	2,973,750
MultiPlan, Inc.
LIBOR Plus 3.25%, Current Coupon 4.75%, Secured Debt (Maturity—August 26, 2017)(8)		3,846,154	3,846,154	3,832,923
NAI Entertainment Holdings LLC
8.25% Bond (Maturity—December 15, 2017)		1,500,000	1,500,000	1,608,750
Pacific Architects and Engineers Incorporated
LIBOR Plus 6%, Current Coupon 7.5%, Secured Debt (Maturity—April 4, 2017)(8)		5,000,000	4,902,149	4,987,500
Pretium Packaging Bond
11.5% Bond (Maturity—April 1, 2016)		1,500,000	1,500,000	1,518,750
Race Point Power, LLC
LIBOR Plus 6%, Current Coupon 7.75%, Secured Debt (Maturity—January 11, 2018)(8)		4,783,891	4,694,485	4,809,317
Radio One, Inc.
LIBOR Plus 6%, Current Coupon 7.5%, Secured Debt (Maturity—March 31, 2016)(8)		2,992,500	2,935,001	3,025,702
SonicWALL, Inc.
LIBOR Plus 6.25%, Current Coupon 8.25%, Secured Debt (Maturity—January 23, 2016)(8)		1,394,355	1,396,512	1,401,327
Speedy Cash Intermediate Holdings Corp.
10.75% Bond (Maturity—May 15, 2018)		2,000,000	2,000,000	2,045,000
Sprouts Farmers Markets Holdings, LLC
LIBOR Plus 4.75%, Current Coupon 6%, Secured Debt (Maturity—April 18, 2018)(8)		2,992,500	2,933,788	2,973,812
Surgery Center Holdings, Inc.
LIBOR Plus 5%, Current Coupon 6.5%, Secured Debt (Maturity—February 6, 2017)(8)		4,987,500	4,963,069	5,031,141
United Refining Bond
10.5% Bond (Maturity—February 28, 2017)		3,000,000	3,000,000	3,000,000
Visant Corporation
LIBOR Plus 4%, Current Coupon 5.25%, Secured Debt (Maturity—December 22, 2016)(8)		4,975,000	4,975,000	4,958,110

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011

(Unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Wyle Services Corporation
LIBOR Plus 4.25%, Current Coupon 5.75%, Secured Debt (Maturity—March 26, 2017)(8)		3,911,604	3,888,460	3,928,228
Yankee Cable Acquisition, LLC
LIBOR Plus 4.5%, Current Coupon 6.5%, Secured Debt (Maturity—August 26, 2016)(8)		3,970,000	3,917,656	3,974,824
Other Marketable Securities and Idle Funds Investments(11)		24,545,983	25,095,607	25,126,994

Subtotal Marketable Securities and Idle Funds Investments (20.3% of total investments at fair value)			118,916,360	120,299,248

Total Investments, June 30, 2011			$548,607,358	$592,027,945

(1)
Debt investments are generally income producing. Equity and warrants are non-income producing, unless otherwise noted.

(2)
See Note C for summary geographic location of portfolio companies.

(3)
Controlled investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(4)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Controlled investments.

(5)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(6)
Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(7)
Income producing through dividends or distributions.

(8)
Index based floating interest rate is subject to contractual minimum interest rates.

(9)
Private placement portfolio investment.

(10)
Other Non-Control/Non-Affiliate investments consist of equity investments in lower middle market companies.

(11)
Other Marketable Securities and Idle Funds Investments consist of investments in secured and rated debt investments and diversified bond funds.

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Control Investments(3)
Café Brazil, LLC	Casual Restaurant Group
12% Secured Debt (Maturity—April 20, 2013)		2,000,000	1,997,439	2,000,000
Member Units (Fully diluted 41.0%)(7)			41,837	2,240,000

			2,039,276	4,240,000
California Healthcare Medical Billing, Inc.	Healthcare Billing and Records Management
12% Secured Debt (Maturity—October 17, 2013)		7,303,000	6,937,251	6,985,748
Warrants (Fully diluted 20.4%)			1,193,333	3,380,333
Common Stock (Fully diluted 9.7%)			1,176,667	1,390,000

			9,307,251	11,756,081
CBT Nuggets, LLC	Produces and Sells IT Certification Training Videos
10% Secured Debt (Maturity—March 31, 2012)		775,000	775,000	775,000
14% Secured Debt (Maturity—December 31, 2013)		2,800,000	2,787,551	2,792,180
Member Units (Fully diluted 40.8%)(7)			1,299,520	3,450,000

			4,862,071	7,017,180
Ceres Management, LLC (Lambs)	Aftermarket Automotive Services Chain
14% Secured Debt (Maturity—May 31, 2013)		4,000,000	3,964,568	3,964,568
9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—August 31, 2014)		1,225,000	1,225,000	1,225,000
Class B Member Units (15% cumulative compounding quarterly) (Non-voting)(7)			1,508,611	1,508,611
Member Units (Fully diluted 70%)			1,813,333	1,100,000
Member Units (Lamb's Real Estate Investment I, LLC) (Fully diluted 100%)(7)			625,000	625,000

			9,136,512	8,423,179
Condit Exhibits, LLC	Tradeshow Exhibits/ Custom Displays
9% current / 9% PIK Secured Debt (Maturity—July 1, 2013)		4,660,948	4,619,659	4,619,659
Warrants (Fully diluted 47.9%)			320,000	50,000

			4,939,659	4,669,659
Currie Acquisitions, LLC	Manufacturer of Electric Bicycles/Scooters
12% Secured Debt (Maturity—March 1, 2015)		4,750,000	3,971,699	3,971,699
Warrants (Fully diluted 47.3%)			2,566,204	2,340,204

			6,537,903	6,311,903

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Gulf Manufacturing, LLC	Industrial Metal Fabrication
8% Secured Debt (Maturity—August 31, 2014)		3,620,000	3,620,000	3,620,000
13% Secured Debt (Maturity—August 31, 2012)		1,680,000	1,649,959	1,675,165
9% PIK Secured Debt (Maturity—June 30, 2017)		1,420,784	1,420,784	1,420,784
Member Units (Fully diluted 34.2%)(7)			2,979,813	5,870,000

			9,670,556	12,585,949
Harrison Hydra-Gen, Ltd.	Manufacturer of Hydraulic Generators
12% Secured Debt (Maturity—June 4, 2015)		6,000,000	5,255,101	5,255,101
Warrants (Fully diluted 35.2%)			717,640	717,640
Mandatorily Redeemable Preferred Stock			1,000,000	1,000,000

			6,972,741	6,972,741
Hawthorne Customs & Dispatch Services, LLC	Transportation/ Logistics
Member Units (Fully diluted 59.1%)(7)			692,500	1,250,000
Member Units (Wallisville Real Estate, LLC) (Fully diluted 59.1%)(7)			1,214,784	1,214,784

			1,907,284	2,464,784
Hydratec, Inc.	Agricultural Services
Common Stock (Fully diluted 92.5%)(7)			7,087,911	9,177,911

Indianapolis Aviation Partners, LLC	FBO / Aviation Support Services
12% Secured Debt (Maturity—September 15, 2014)		4,500,000	4,140,255	4,350,000
Warrants (Fully diluted 30.1%)			1,129,286	1,570,286

			5,269,541	5,920,286
Jensen Jewelers of Idaho, LLC	Retail Jewelry
Prime Plus 2%, Current Coupon 5.25%, Secured Debt (Maturity—November 14, 2011)		2,260,000	2,256,486	2,260,000
13% current / 6% PIK Secured Debt (Maturity—November 14, 2011)		2,344,897	2,340,040	2,344,896
Member Units (Fully diluted 60.8%)(7)			811,000	1,060,000

			5,407,526	5,664,896

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Mid-Columbia Lumber Products, LLC	Specialized Lumber Products
10% Secured Debt (Maturity—April 1, 2012)		1,250,000	1,250,000	1,250,000
12% Secured Debt (Maturity—December 18, 2011)		3,900,000	3,803,664	3,900,000
9.5% Secured Debt (Mid-Columbia Real Estate, LLC) (Maturity—May 13, 2025)		1,107,400	1,107,400	1,107,400
Warrants (Fully diluted 25.5%)			250,000	740,000
Member Units (Fully diluted 26.7%)			500,000	770,000
Member Units (Mid-Columbia Real Estate, LLC) (Fully diluted 50.0%)			250,000	250,000

			7,161,064	8,017,400
NAPCO Precast, LLC	Precast Concrete Manufacturing
18% Secured Debt (Maturity—February 1, 2013)		5,923,077	5,860,313	5,923,077
Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—February 1, 2013)(8)		3,384,615	3,368,600	3,384,615
Member Units (Fully diluted 35.3%)(7)			2,020,000	4,340,000

			11,248,913	13,647,692
NTS Holdings, Inc.	Trench & Traffic Safety Equipment
12% Secured Debt (Maturity—April 30, 2015)		6,000,000	5,963,931	5,963,931
Preferred stock (12% cumulative, compounded quarterly)(7)			10,635,273	10,635,273
Common Stock (Fully diluted 72.3%)			1,621,255	776,000

			18,220,459	17,375,204
OMi Holdings, Inc.	Manufacturer of Overhead Cranes
12% Secured Debt (Maturity—April 1, 2013)		10,170,000	10,116,824	10,116,824
Common Stock (Fully diluted 48.0%)			1,080,000	500,000

			11,196,824	10,616,824
PPL RVs, Inc.	RV Aftermarket Consignment/Parts
18% Secured Debt (Maturity—June 10, 2015)		6,250,000	6,165,058	6,165,058
Common Stock (Fully diluted 50.1%)			2,150,000	2,150,000

			8,315,058	8,315,058
The MPI Group, LLC	Manufacturer of Custom Hollow Metal Doors, Frames and Accessories
4.5% current / 4.5% PIK Secured Debt (Maturity—October 2, 2013)		507,625	501,176	501,176
6% current / 6% PIK Secured Debt (Maturity—October 2, 2013)		5,101,667	4,935,760	4,935,760
Warrants (Fully diluted 47.1%)			895,943	190,000

			6,332,879	5,626,936

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Thermal & Mechanical Equipment, LLC	Heat Exchange / Filtration Products and Services
Prime plus 2%, Current Coupon 9%, Secured Debt (Maturity—September 25, 2014)(8)		1,750,000	1,739,152	1,739,152
13% current / 5% PIK Secured Debt (Maturity—September 25, 2014)		5,575,220	5,501,111	5,575,220
Warrants (Fully diluted 50.0%)			1,000,000	1,940,000

			8,240,263	9,254,372
Uvalco Supply, LLC	Farm and Ranch Supply
Member Units (Fully diluted 42.8%)(7)			1,113,243	1,560,000

Vision Interests, Inc.	Manufacturer/Installer of Commercial Signage
2.6% current /10.4% PIK Secured Debt (Maturity—June 5, 2012)		9,400,000	8,424,811	8,022,651
2.6% current /10.4% PIK Secured Debt (Maturity—June 5, 2016)		760,000	739,663	739,663
Warrants (Fully diluted 38.2%)			160,010	—
Common Stock (Fully diluted 22.3%)			372,000	—

			9,696,484	8,762,314
Ziegler's NYPD, LLC	Casual Restaurant Group
Prime plus 2%, Current Coupon 9%, Secured Debt (Maturity—October 1, 2013)(8)		1,000,000	993,937	993,937
13% current / 5% PIK Secured Debt (Maturity—October 1, 2013)		4,801,810	4,752,088	4,752,088
Warrants (Fully diluted 46.6%)			600,000	470,000

			6,346,025	6,216,025

Subtotal Control Investments			161,009,443	174,596,394

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Affiliate Investments(4)
American Sensor Technologies, Inc.	Manufacturer of Commercial/ Industrial Sensors
9% current / 2% PIK Secured Debt (Maturity—May 31, 2012)		3,536,182	3,514,113	3,514,113
Warrants (Fully diluted 19.6%)			49,990	1,830,000

			3,564,103	5,344,113
Audio Messaging Solutions, LLC	Audio Messaging Services
12% Secured Debt (Maturity—May 8, 2014)		7,700,000	7,356,395	7,426,299
Warrants (Fully diluted 8.4%)			468,373	1,280,000

			7,824,768	8,706,299
Compact Power Equipment Centers, LLC	Light to Medium Duty Equipment Rental
6% Current / 6% PIK Secured Debt (Maturity—September 23, 2014)		3,153,971	3,120,950	3,120,950
Member Units (Fully diluted 11.5%)			1,147	1,147

			3,122,097	3,122,097
DrillingInfo, Inc.	Information Services for the Oil and Gas Industry
12% Secured Debt (Maturity—November 20, 2014)		8,000,000	6,832,370	7,770,000
Warrants (Fully diluted 5.0%)			1,250,000	4,010,000
Common Stock (Fully diluted 2.1%)			1,085,325	1,710,325

			9,167,695	13,490,325
East Teak Fine Hardwoods, Inc.	Hardwood Products
Common Stock (Fully diluted 5.0%)			480,318	330,000

Houston Plating & Coatings, LLC	Plating & Industrial Coating Services
Prime plus 2%, Current Coupon 5.25%, Debt (Maturity—July 18, 2013)		300,000	300,000	300,000
Member Units (Fully diluted 11.1%)(7)			335,000	3,025,000

			635,000	3,325,000
IRTH Holdings, LLC	Utility Technology Services
12% Secured Debt (Maturity—December 29, 2015)		6,000,000	5,891,126	5,891,126
Member Units (Fully diluted 22.3%)			850,000	850,000

			6,741,126	6,741,126
KBK Industries, LLC	Specialty Manufacturer of Oilfield and Industrial Products
10% Secured Debt (Maturity—March 31, 2011)		514,940	514,940	514,940
14% Secured Debt (Maturity—January 23, 2011)		5,250,000	5,241,999	5,241,999
Member Units (Fully diluted 18.8%)(7)			340,833	1,790,333

			6,097,772	7,547,272

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Laurus Healthcare, LP	Healthcare Facilities / Services
13% Secured Debt (Maturity—May 7, 2012)		2,275,000	2,275,000	2,275,000
13% Secured Debt (Maturity—December 31, 2011)		525,000	525,000	525,000
Warrants (Fully diluted 13.1%)			79,505	4,620,000

			2,879,505	7,420,000
Lighting Unlimited, LLC	Commercial and Residential Lighting Products and Design Services
Prime Plus 1% Secured Debt (Maturity—August 22, 2012)(8)		949,996	946,598	946,598
14% Secured Debt (Maturity—August 22, 2012)		1,760,101	1,723,326	1,723,326
Warrants (Fully diluted 17.0%)			54,000	—

			2,723,924	2,669,924
Merrick Systems, Inc.	Software and Information Technology
13% Secured Debt (Maturity—May 5, 2015)		3,000,000	2,540,849	2,540,849
Warrants (Fully diluted 6.5%)			450,000	450,000

			2,990,849	2,990,849
Olympus Building Services, Inc.	Custodial/Facilities Services
12% Secured Debt (Maturity—March 27, 2014)		3,150,000	2,976,408	3,050,000
12% Current / 3% PIK Secured Debt (Maturity—March 27, 2014)		984,000	984,001	984,001
Warrants (Fully diluted 22.5%)			470,000	930,000

			4,430,409	4,964,001
OPI International Ltd.	Oil and Gas Construction Services
12% Secured Debt (Maturity—November 30, 2015)		8,700,000	8,537,285	8,537,285
12% Secured Debt (Maturity—November 30, 2015)		750,000	252,288	252,288
Warrants (Fully diluted 8.0%)			500,000	500,000

			9,289,573	9,289,573
Schneider Sales Management, LLC	Sales Consulting and Training
13% Secured Debt (Maturity—October 15, 2013)		3,367,542	3,289,127	1,000,000
Warrants (Fully diluted 20.0%)			45,000	—

			3,334,127	1,000,000
Walden Smokey Point, Inc.	Specialty Transportation
Common Stock (Fully diluted 12.6%)			1,426,667	2,620,000

WorldCall, Inc.	Telecommunication/Information Services
13% Secured Debt (Maturity—April 22, 2011)		646,225	646,225	646,225
Common Stock (Fully diluted 10.0%)			296,631	—

			942,856	646,225

Subtotal Affiliate Investments			65,650,789	80,206,804

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Non-Control/Non-Affiliate Investments(5)
Affinity Videonet, Inc.	Videoconferencing Services
9% Secured Debt (Maturity—December 31, 2012)		500,000	490,000	490,000
13% Secured Debt (Maturity—December 31, 2015)		2,000,000	1,897,500	1,897,500
13% current / 1% PIK Secured Debt (Maturity—December 31, 2015)		2,000,000	1,995,652	1,995,652
Warrants (Fully diluted 2.5%)			62,500	62,500

			4,445,652	4,445,652
Alon Refining Krotz Springs, Inc.(9)	Petroleum Products/Refining
13.5% Secured Debt (Maturity—October 15, 2014)		4,000,000	3,832,366	3,900,000

Bourland & Leverich Supply Co., LLC(9)	Distributor of Oil & Gas Tubular Goods
LIBOR Plus 8.0%, Current Coupon 11.25%, Secured Debt (Maturity—August 24, 2015)(8)		4,443,750	4,236,574	4,554,847

Brand Connections, LLC	Venue-Based Marketing and Media
14% Secured Debt (Maturity—April 30, 2015)		7,312,500	7,151,303	7,151,303

Chef's Warehouse(9)	Specialty Food Distributor
LIBOR Plus 9.0%, Current Coupon 11%, Secured Debt (Maturity—April 24, 2014)(8)		8,137,083	7,907,586	8,219,225

Fairway Group Acquisition(9)	Retail Grocery
LIBOR plus 9.5%, Current Coupon 12%, Secured Debt (Maturity—October 1, 2014)(8)		4,950,008	4,827,316	4,968,818

Full Spectrum Holdings LLC(9)	Professional Services
LIBOR Plus 3.0%, Current Coupon 10.75%, Secured Debt (Maturity—December 12, 2012)(8)		1,523,341	1,301,663	1,301,663
Warrants (Fully diluted 0.28%)			412,523	412,523

			1,714,186	1,714,186
Global Tel*Link Corporation(9)	Communications Technology
LIBOR Plus 11.25%, Current Coupon 13%, Secured Debt (Maturity—May 10, 2017)(8)		3,000,000	2,941,728	2,948,271

Hayden Acquisition, LLC	Manufacturer of Utility Structures
8% Secured Debt (Maturity—January 1, 2011)		1,800,000	1,781,303	250,000

Hoffmaster Group, Inc.(9)	Manufacturer of Specialty Tabletop Products
LIBOR Plus 5.0%, Current Coupon 7%, Secured Debt (Maturity—June 13, 2016)(8)		1,509,615	1,453,860	1,490,745
13.5% Secured Debt (Maturity—June 3, 2017)		5,000,000	4,881,278	4,787,500

			6,335,138	6,278,245
Managed Healthcare(9)	Healthcare Products
LIBOR plus 3.25%, Current Coupon 3.53%, Secured Debt (Maturity—August 31, 2014)		1,987,606	1,548,214	1,659,650

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Megapath Inc.(9)	Communications Technology
LIBOR plus 10%, Current Coupon 12%, Secured Debt (Maturity—November 4, 2015)(8)		4,000,000	3,922,670	4,040,770

Miramax Film NY, LLC(9)	Motion Picture Producer and Distributor
LIBOR plus 6%, Current Coupon 7.75%, Secured Debt (Maturity—June 30, 2016)(8)		3,000,000	2,940,000	2,940,000
LIBOR plus 11%, Current Coupon 13%, Secured Debt (Maturity—December 30, 2016)(8)		4,000,000	3,920,000	3,920,000
Class B Units (Fully diluted 0.2%)			500,000	500,000

			7,360,000	7,360,000
Northland Cable Television, Inc.(9)	Cable Broadcasting
LIBOR Plus 8.0%, Current Coupon 8.26%, Secured Debt (Maturity—June 22, 2013)		5,000,000	4,851,285	4,988,785

Pierre Foods, Inc.(9)	Foodservice Supplier
Base plus 4.25%, Current Coupon 7.5%, Secured Debt (Maturity—September 30, 2016)(8)		5,000,000	4,903,804	4,992,702
Base plus 8.5%, Current Coupon 11.75%, Secured Debt (Maturity—September 29, 2017)(8)		2,000,000	1,932,106	1,992,181

			6,835,910	6,984,883
Rentech Energy Midwest Corporation(9)	Manufacturer of Fertilizer
LIBOR plus 10%, Current Coupon 12.5%, Secured Debt (Maturity—July 29, 2014)(8)		2,331,606	2,274,262	2,274,262

Shearer's Foods, Inc.(9)	Manufacturer of Food/Snacks
12% Current / 3% PIK Secured Debt (Maturity—March 21, 2016)		4,092,707	3,999,396	4,154,098

Standard Steel, LLC(9)	Manufacturer of Steel Wheels and Axles
12% Secured Debt (Maturity—April 30, 2015)		3,000,000	2,902,821	2,988,750

Support Systems Homes, Inc.	Manages Substance Abuse Treatment Centers
15% Secured Debt (Maturity—August 21, 2018)		576,600	576,600	576,600

Technical Innovations, LLC	Manufacturer of Specialty Cutting Tools and Punches
13.5% Secured Debt (Maturity—January 16, 2015)		2,950,000	2,919,118	2,950,000

The Tennis Channel, Inc.	Sports Broadcasting/Media
LIBOR plus 6% / 4% PIK, Current Coupon with PIK 14%, Secured Debt (Maturity—January 1, 2013)(8)		9,198,840	9,230,938	9,230,938
Warrants (Fully diluted 0.10%)			211,938	211,938

			9,442,876	9,442,876
Other Non-Control/Non-Affiliate Investments(10)			105,000	105,000

Subtotal Non-Control/Non-Affiliate Investments			91,911,304	91,956,221

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Main Street Capital Partners, LLC (Investment Manager)	Asset Management
100% of Membership Interests			4,284,042	2,051,655

Total Portfolio Investments, December 31, 2010			$322,855,578	$348,811,074

Marketable Securities and Idle Funds Investments	Investments in Secured and Rated Debt Investments, Certificates of Deposit, and Diversified Bond Funds
AL Gulf Coast Terminals, LLC
LIBOR plus 5.0%, Current Coupon 6.75%, Secured Debt (Maturity—September 21, 2016)(8)		$6,919,997	$6,735,294	$6,746,997
Aspen Dental Management, Inc.
LIBOR plus 5.0%, Current Coupon 8.25%, Secured Debt (Maturity—October 13, 2016)(8)		4,987,500	4,691,670	4,806,974
ATI Acquisition I Corp.
LIBOR plus 5.5%, Current Coupon 7.5%, Secured Debt (Maturity—September 14, 2016)(8)		2,885,675	2,841,517	2,857,332
Booz Allen Hamilton Inc.
13% Debt (Maturity—July 5, 2016)		1,716,044	1,781,625	1,765,380
Centerplate, Inc.
LIBOR plus 7.5%, Current Coupon 10.75%, Secured Debt (Maturity—September 16, 2016)(8)		3,000,000	2,914,206	2,988,750
CHG Companies, Inc.
LIBOR plus 5.5%, Current Coupon 7.25%, Secured Debt (Maturity—October 14, 2016)(8)		1,975,000	1,937,558	1,996,754
Excelitas Technologies Corp.
LIBOR plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—December 2, 2016)(8)		3,000,000	2,971,096	3,020,771
Gentiva Health Services, Inc.
LIBOR plus 5.0%, Current Coupon 6.75%, Secured Debt (Maturity—September 20, 2016)(8)		2,981,250	2,975,289	3,014,789
Henniges Automotive Holdings, Inc.
LIBOR plus 10.0%, Current Coupon 12%, Secured Debt (Maturity—December 7, 2016)(8)		3,000,000	2,941,308	2,941,308
MLM Holdings, Inc.
LIBOR plus 5.25%, Current Coupon 7%, Secured Debt (Maturity—December 1, 2016)(8)		6,982,500	6,879,686	6,897,406
MultiPlan, Inc.
LIBOR plus 4.75%, Current Coupon 6.5%, Secured Debt (Maturity—August 26, 2017)(8)		3,876,923	3,863,709	3,913,269
Rite Aid Corporation
7.5% Bond (Maturity—March 1, 2017)		2,000,000	1,889,335	1,845,874
SonicWALL, Inc.
LIBOR plus 6.25%, Current Coupon 8.25%, Secured Debt (Maturity—August 1, 2016)(8)		1,794,355	1,797,374	1,807,813

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Terex Corporation
7.4% Bond (Maturity—January 15, 2014)		2,000,000	2,023,301	2,023,301
Visant Corporation
LIBOR plus 5.25%, Current Coupon 7%, Secured Debt (Maturity—December 28, 2016)(8)		4,987,500	4,891,963	5,057,003
Vision Solutions, Inc.
LIBOR plus 6.0%, Current Coupon 7.75%, Secured Debt (Maturity—July 23, 2016)(8)		1,925,000	1,612,010	1,631,338
Western Refining Inc.
LIBOR plus 7.5%, Current Coupon 10.75%, Secured Debt (Maturity—August 1, 2014)(8)		1,708,883	1,672,628	1,736,654
Wyle Services Corporation
LIBOR plus 4.0%, Current Coupon 6%, Secured Debt (Maturity—September 10, 2016)(8)		3,989,992	3,964,645	4,003,290
Yankee Cable Acquisition, LLC
LIBOR plus 4.5%, Current Coupon 6.5%, Secured Debt (Maturity—August 26, 2016)(8)		3,990,000	3,933,213	3,990,000
Other Marketable Securities and Idle Funds Investments(11)		5,529,450	5,653,480	5,707,855

Subtotal Marketable Securities and Idle Funds Investments			67,970,907	68,752,858

Total Investments, December 31, 2010			$390,826,485	$417,563,932

(1)
Debt investments are generally income producing. Equity and warrants are non-income producing, unless otherwise noted.

(2)
See Note C for summary geographic location of portfolio companies.

(3)
Controlled investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(4)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Controlled investments.

(5)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(6)
Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(7)
Income producing through dividends or distributions.

(8)
Index based floating interest rate subject to contractual minimum interest rates.

(9)
Private placement portfolio investment.

(10)
Other Non-Control/Non-Affiliate investments consist of equity investments in lower middle market companies.

(11)
Other Marketable Securities and Idle Funds Investments consist of investments in secured and rated debt investments and diversified bond funds.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

NOTE A—ORGANIZATION AND BASIS OF PRESENTATION

1.     Organization

        Main Street Capital Corporation ("MSCC") was formed on March 9, 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP ("MSMF") and its general partner, Main Street Mezzanine Management, LLC ("MSMF GP"), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the "Investment Manager"), (iii) raising capital in an initial public offering, which was completed in October 2007 (the "IPO"), and (iv) thereafter operating as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSMF is licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA") and the Investment Manager acts as MSMF's manager and investment adviser. Because the Investment Manager, which employs all of the executive officers and other employees of MSCC, is wholly owned by MSCC, MSCC does not pay any external investment advisory fees but instead incurs the operating costs associated with employing investment and portfolio management professionals through the Investment Manager. The IPO and related transactions discussed above were consummated in October 2007 and are collectively termed the "Formation Transactions."

        On January 7, 2010, MSCC consummated transactions (the "Exchange Offer") to exchange 1,239,695 shares of its common stock for approximately 88% of the total dollar value of the limited partner interests in Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds"). Pursuant to the terms of the Exchange Offer, 100% of the membership interests in the general partner of MSC II, Main Street Capital II GP, LLC ("MSC II GP"), were also transferred to MSCC for no consideration. MSC II commenced operations in January 2006, is an investment fund that operates as an SBIC and is also managed by the Investment Manager. The Exchange Offer and related transactions, including the transfer of the MSC II GP interests, are collectively termed the "Exchange Offer Transactions" (see Note I).

        MSCC has elected to be treated for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders as dividends.

        MSCC has direct or indirect subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of these entities is to hold certain investments that generate "pass through" income for tax purposes. The Taxable Subsidiaries are each taxed at their normal corporate tax rates based on their taxable income.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its subsidiaries, including MSMF, MSC II, and the Taxable Subsidiaries.

2.     Basis of Presentation

        Main Street's financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). For the three and six months ended June 30, 2011 and 2010, Main Street's consolidated financial statements include the accounts of MSCC and its consolidated subsidiaries, including the Funds. Portfolio investments, as used herein, refers to all of Main Street's investments in lower middle market ("LMM") portfolio companies, private placement

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE A—ORGANIZATION AND BASIS OF PRESENTATION (Continued)

portfolio investments, and the investment in the Investment Manager and excludes all "Marketable securities and idle funds investments." Private placement portfolio investments include investments made through direct or secondary purchases of interest-bearing debt securities in companies that are generally larger in size than the LMM companies included as part of Main Street's portfolio investments. The Investment Manager is accounted for as a portfolio investment (see Note D). "Marketable securities and idle funds investments" are classified as financial instruments and are reported separately on Main Street's Consolidated Balance Sheets and Consolidated Schedule of Investments due to the nature of such investments (see Note B.9). Main Street's results of operations and cash flows for the three and six months ended June 30, 2011 and 2010, and financial position as of June 30, 2011 and December 31, 2010, are presented on a consolidated basis. The effects of all intercompany transactions between Main Street and its consolidated subsidiaries have been eliminated in consolidation. Certain reclassifications have been made to prior period balances to conform with the current financial statement presentation.

        The accompanying unaudited consolidated financial statements of Main Street are presented in conformity with U.S. GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods included herein. The results of operations for the three and six months ended June 30, 2011 are not necessarily indicative of the operating results to be expected for the full year. Also, the unaudited financial statements and notes should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2010. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

        Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the Audit and Accounting Guide for Investment Companies issued by the American Institute of Certified Public Accountants (the "AICPA Guide"), Main Street is precluded from consolidating portfolio company investments, including those in which it has a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in the AICPA Guide occurs if Main Street owns a controlled operating company that provides all or substantially all of its services directly to Main Street or to an investment company of Main Street. None of the investments made by Main Street qualify for this exception. Therefore, Main Street's portfolio investments are carried on the balance sheet at fair value, as discussed further in Note B, with any adjustments to fair value recognized as "Net Change in Unrealized Appreciation (Depreciation)" on the Statement of Operations until the investment is realized, usually upon exit, resulting in any gain or loss on exit being recognized as a "Net Realized Gain (Loss) from Investments."

  Portfolio Investment Classification

        Main Street classifies its portfolio investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, (a) "Control Investments" are defined as investments in which Main Street

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE A—ORGANIZATION AND BASIS OF PRESENTATION (Continued)

owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation, (b) "Affiliate Investments" are defined as investments in which Main Street owns between 5% and 25% of the voting securities and does not have rights to maintain greater than 50% of the board representation, and (c) Non-Control/Non-Affiliate Investments" are defined as investments that are neither Control Investments nor Affiliate Investments. The line item on Main Street's Consolidated Balance Sheets entitled "Investment in affiliated Investment Manager" represents Main Street's investment in a wholly owned investment manager subsidiary that is accounted for as a portfolio investment.

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.     Valuation of Portfolio Investments

        Main Street accounts for its LMM portfolio investments, private placement portfolio investments, and the investment in the Investment Manager at fair value. As a result, Main Street follows the provisions of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("Codification" or "ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires Main Street to assume that the portfolio investment is to be sold in the principal market to independent market participants, or in the absence of a principal market, in the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. With the adoption of this statement, Main Street incorporated the income approach to estimate the fair value of its LMM portfolio debt investments principally using a yield-to-maturity model.

        Main Street's portfolio strategy calls for it to invest primarily in illiquid securities issued by private, LMM companies as well as privately placed debt securities issued by private, middle market companies that are generally larger in size than the LMM companies. These portfolio investments may be subject to restrictions on resale and will generally have no established trading market. Main Street determines in good faith the fair value of its portfolio investments pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by its Board of Directors and in accordance with the 1940 Act. Main Street reviews external events, including private mergers, sales and acquisitions involving comparable companies, and includes these events in the valuation process. Main Street's valuation policy and process are intended to provide a consistent basis for determining the fair value of the portfolio.

        For valuation purposes, "control" investments are composed of equity and debt securities for which Main Street has a controlling interest in the portfolio company or has the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for Main Street's control investments. As a result, Main Street determines the fair value of control investments using a combination of market and income approaches. Under the market approach, Main Street will typically use the enterprise value methodology to determine the fair value of these investments. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically,

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization ("EBITDA"), cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, Main Street analyzes various factors, including the portfolio company's historical and projected financial results. Main Street allocates the enterprise value to investments in order of the legal priority of the investments. Main Street will also use the income approach to determine the fair value of these securities, based on projections of the discounted future free cash flows that the portfolio company or the debt security will likely generate. The valuation approaches for Main Street's control investments estimate the value of the investment if Main Street were to sell, or exit, the investment, assuming the highest and best use of the investment by market participants. In addition, these valuation approaches consider the value associated with Main Street's ability to control the capital structure of the portfolio company, as well as the timing of a potential exit.

        For valuation purposes, "non-control" LMM portfolio investments are composed of debt and equity securities for which Main Street does not have a controlling interest in the portfolio company, or the ability to nominate a majority of the portfolio company's board of directors. Market quotations for non-control LMM portfolio investments are generally not readily available. For non-control LMM portfolio investments, Main Street uses a combination of the market and income approaches to value its equity investments and the income approach to value its debt instruments. For non-control LMM debt investments, Main Street determines the fair value primarily using a yield approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Main Street's estimate of the expected repayment date of an LMM debt security is generally the legal maturity date of the instrument, as Main Street generally intends to hold its loans to maturity. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. Main Street will use the value determined by the yield analysis as the fair value for that security; however, because of Main Street's general intent to hold its loans to maturity, the fair value will not exceed the face amount of the LMM debt security. A change in the assumptions that Main Street uses to estimate the fair value of its LMM debt securities using the yield analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or an LMM debt security is in workout status, Main Street may consider other factors in determining the fair value of the LMM debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis.

        Pursuant to its internal valuation process and the requirements under the 1940 Act, Main Street performs valuation procedures on each LMM portfolio company once a quarter. In addition to its internal valuation process, in arriving at estimates of fair value for portfolio companies, Main Street, among other things, consults with a nationally recognized independent advisor. The nationally recognized independent advisor is generally consulted relative to each LMM portfolio investment at least once in every calendar year, and for new LMM portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, Main Street may determine that it is not cost-effective, and as a result is not in its stockholders' best interest, to consult with the

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

nationally recognized independent advisor on one or more LMM portfolio companies. Such instances include, but are not limited to, situations where the fair value of Main Street's investment in an LMM portfolio company is determined to be insignificant relative to the total investment portfolio. Main Street consulted with its independent advisor in arriving at Main Street's determination of fair value on a total of 20 LMM portfolio companies for the six months ended June 30, 2011, representing approximately 40% of the total LMM portfolio and investment in the affiliated Investment Manager at fair value as of June 30, 2011.

        Main Street's private placement portfolio investments primarily consist of direct or secondary purchases of interest-bearing debt securities in companies that are generally larger in size than the LMM companies included in Main Street's LMM portfolio. For valuation purposes, all of Main Street's private placement portfolio investments are non-control investments and are composed of securities for which Main Street does not have a controlling interest in the portfolio company, or the ability to nominate a majority of the portfolio company's board of directors. Main Street primarily uses observable inputs to determine the fair value of these investments through obtaining third party quotes or other independent pricing. As of June 30, 2011, Main Street had privately placed portfolio investments in 23 companies collectively totaling approximately $133.3 million in fair value with a total cost basis of approximately $129.8 million. The weighted average revenues for the 23 privately placed portfolio company investments were approximately $399 million. Main Street's privately placed portfolio investments are primarily in the form of debt investments and 69% of such debt investments at cost were secured by first priority liens on portfolio company assets as of June 30, 2011. The weighted average effective yield on Main Street's privately placed portfolio debt investments was approximately 11.0% as of June 30, 2011.

        Due to the inherent uncertainty in the valuation process, Main Street's estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. Main Street estimates the fair value of each individual investment and records changes in fair value as unrealized appreciation or depreciation.

        Main Street uses a standard internal portfolio investment rating system in connection with its investment oversight, portfolio management/analysis and investment valuation procedures. This system takes into account both quantitative and qualitative factors of the portfolio company and the investments held therein.

        The Board of Directors of Main Street has the final responsibility for reviewing and approving, in good faith, Main Street's estimate of the fair value for its portfolio investments consistent with the 1940 Act requirements. Main Street believes its portfolio investments as of June 30, 2011 and December 31, 2010 approximate fair value as of those dates based on the market in which Main Street operates and other conditions in existence at those reporting periods.

2.     Interest and Dividend Income

        Interest and dividend income is recorded on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared or at the point an obligation

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

exists for the portfolio company to make a distribution. In accordance with Main Street's valuation policy, accrued interest and dividend income is evaluated periodically for collectability. When a loan or debt security becomes 90 days or more past due, and if Main Street otherwise does not expect the debtor to be able to service all of its debt or other obligations, Main Street will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security's status significantly improves regarding the debtor's ability to service the debt or other obligations, or if a loan or debt security is fully impaired, sold or written off, it will be removed from non-accrual status.

        Main Street holds debt and preferred equity instruments in its investment portfolio that contain payment-in-kind ("PIK") interest and cumulative dividend provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. Cumulative dividends are recorded as dividend income, and any dividends in arrears are added to the balance of the preferred equity investment. The actual collection of dividends in arrears may be deferred until such time as the preferred equity is redeemed. To maintain RIC tax treatment (as discussed below), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though Main Street may not have collected the PIK interest and cumulative dividends in cash.

        As of June 30, 2011, Main Street had two investments on non-accrual status, which comprised approximately 1.6% of the total portfolio investments at fair value and 3.7% of the total portfolio investments at cost (or 1.2% and 2.8%, respectively with the inclusion of marketable securities and idle funds investments), in each case excluding the investment in the affiliated Investment Manager. As of December 31, 2010, Main Street had two investments on non-accrual status, which comprised approximately 2.6% of the total portfolio investments at fair value and 3.6% of the total portfolio investments at cost (or 2.2% and 3.0%, respectively with the inclusion of marketable securities and idle funds investments), in each case excluding the investment in the affiliated Investment Manager.

3.     Fee Income—Structuring and Advisory Services

        Main Street may periodically provide services, including structuring and advisory services, to its portfolio companies. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are accreted into interest income over the life of the financing.

4.     Unearned Income—Debt Origination Fees and Original Issue Discount

        Main Street capitalizes upfront debt origination fees received in connection with financings and reflects such fees as unearned income netted against investments. Main Street will also capitalize and offset direct loan origination costs against the origination fees received. The unearned income from the fees, net of direct debt origination costs, is accreted into interest income based on the effective interest method over the life of the financing.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        In connection with its portfolio debt investments, Main Street sometimes receives nominal cost warrants ("nominal cost equity") that are valued as part of the negotiation process with the particular portfolio company. When Main Street receives nominal cost equity, Main Street allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any discount recorded on a debt investment resulting from this allocation is reflected as unearned income, which is netted against the debt investment, and accreted into interest income based on the effective interest method over the life of the debt. The actual collection of this interest may be deferred until the time of debt principal repayment. To maintain RIC tax treatment (as discussed below), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though Main Street may not have collected the interest income.

5.     Share-Based Compensation

        Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, Main Street measures the grant date fair value based upon the market price of its common stock on the date of the grant and amortizes that fair value to share-based compensation expense over the requisite service period or vesting term.

6.     Income Taxes

        MSCC has elected and intends to continue to qualify for the tax treatment applicable to a RIC under the Code, and, among other things, intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, MSCC is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, each year. Depending on the level of taxable income earned in a tax year, MSCC may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income.

        The Taxable Subsidiaries hold certain portfolio investments of Main Street. The Taxable Subsidiaries are consolidated for U.S. GAAP reporting purposes, and the portfolio investments held by them are included in the consolidated financial statements. The Taxable Subsidiaries permit Main Street to hold equity investments in portfolio companies which are "pass through" entities for tax purposes in order to comply with the "source income" requirements contained in the RIC tax provisions. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense, or benefit, as a result of their ownership of certain portfolio investments. This income tax expense, or benefit, is reflected in the consolidated statement of operations.

        The Taxable Subsidiaries use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Taxable income generally excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

7.     Net Realized Gains or Losses from Investments and Net Change in Unrealized Appreciation or Depreciation from Investments

        Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption of an investment and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period net of recoveries and realized gains or losses from in-kind redemptions. Net change in unrealized appreciation or depreciation from investments reflects the net change in the valuation of the investment portfolio and financial instruments and the reclassification of any prior period unrealized appreciation or depreciation on exited investments.

8.     Concentration of Credit Risks

        Main Street places its cash in financial institutions, and, at times, such balances may be in excess of the federally insured limit.

9.     Fair Value of Financial Instruments

        Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Main Street believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, marketable securities, receivables, accounts payable and accrued liabilities approximate the fair values of such items. Marketable securities and idle funds investments generally include investments in certificates of deposit, U.S. government agency securities, intermediate-term secured debt, independently rated debt investments, and diversified bond funds. The fair value determination for these investments under the provisions of ASC 820 primarily consists of Level 2 observable inputs.

        The SBIC debentures remain a strategic advantage due to their flexible structure, long-term duration, and low fixed interest rates. As part of the Exchange Offer Transactions, Main Street elected the fair value option under ASC 825, Financial Instruments ("ASC 825") relating to accounting for debt obligations at their fair value, for those SBIC debentures acquired (the "Acquired Debentures") as part of the acquisition accounting related to the Exchange Offer. In order to provide for a more consistent basis of presentation, Main Street has elected and will continue to elect the fair value option for SBIC debentures issued by MSC II subsequent to the Exchange Offer. Once the fair value option is elected for a given SBIC debenture, the deferred loan costs associated with the debenture are fully expensed in the current period to "Net Change in Unrealized Appreciation (Depreciation)—SBIC debentures" as part of the fair value adjustment. Interest incurred in connection with SBIC debentures which are valued at fair value is expensed.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

10.   Earnings per Share

        Basic and diluted per share calculations are computed utilizing the weighted average number of shares of common stock outstanding for the period. Main Street adopted the amended guidance in ASC 260, Earnings Per Share, and based on the guidance, determined that unvested shares of restricted stock are participating securities and should therefore be included in the basic earnings per share calculation. As a result, for all periods presented, there is no difference between diluted earnings per share and basic earnings per share amounts.

        As a result of the Exchange Offer Transactions, the net earnings attributable to the remaining externally owned noncontrolling interest in MSC II is excluded from all per share amounts presented, and the per share amounts only reflect the net earnings attributable to Main Street's ownership interest in MSC II. The following table provides a reconciliation of Net Investment Income and Net Realized Income excluding amounts related to the remaining noncontrolling interest in MSC II for the three and six months ended June 30, 2011 and 2010.

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Net Investment Income	$9,615,091	$4,742,088	$17,007,573	$7,962,341
Noncontrolling interest share of Net Investment Income	(224,532)	(73,271)	(381,973)	(140,445)

Net Investment Income attributable to common stock	9,390,559	4,668,817	16,625,600	7,821,896
Total net realized gain (loss) from investments	249,654	2,655,232	249,654	(1,405,225)
Noncontrolling interest share of net realized (gain) loss from investments	—	54,480	—	54,480

Net Realized Income attributable to common stock	$9,640,213	$7,378,529	$16,875,254	$6,471,151

Net Investment Income per share—Basic and diluted	$0.41	$0.31	$0.79	$0.53

Net Realized Income per share—Basic and diluted	$0.42	$0.49	$0.80	$0.44

Weighted average shares outstanding—Basic and diluted	23,015,718	15,147,091	21,128,360	14,754,121

11.   Recently Issued Accounting Standards

        In May 2011, the FASB issued Accounting Standards Update ("ASU") 2011-04, Fair Value Measurements (Topic 820), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs ("ASU 2011-04"). ASU 2011-04 results in common fair value measurement and disclosure requirements in U.S. GAAP and IFRSs. ASU 2011-04 is effective for

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

interim and annual reporting periods beginning after December 15, 2011. The adoption of ASU 2011-04 is not expected to have a significant impact on Main Street's financial condition and results of operations.

        In February 2011, the FASB issued ASU 2011-02, Receivables (Topic 310): A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring ("ASU 2011-02"). ASU 2011-02 clarifies which loan modifications constitute troubled debt restructurings. It is intended to assist creditors in determining whether a modification of the terms of a receivable meets the criteria to be considered a troubled debt restructuring, both for purposes of recording an impairment loss and for disclosure of troubled debt restructurings. In evaluating whether a restructuring constitutes a troubled debt restructuring, a creditor must separately conclude that both of the following exist: (a) the restructuring constitutes a concession; and (b) the debtor is experiencing financial difficulties. ASU 2011-02 provides guidance to clarify whether the creditor has granted a concession and whether a debtor is experiencing financial difficulties. The new guidance is effective for interim and annual periods beginning on or after June 15, 2011, and applies retrospectively to restructurings occurring on or after the beginning of the fiscal year of adoption. The adoption of ASU 2011-02 did not have a significant impact on Main Street's financial condition and results of operations.

        In January 2010, the FASB issued ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820), Improving Disclosures About Fair Value Measurements ("ASU 2010-06"). ASU 2010-06 adds new requirements for disclosures about transfers into and out of Level 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation, inputs and valuation techniques. ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010. The adoption of ASU 2010-06 did not have a significant impact on Main Street's financial condition and results of operations.

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES

        ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements. Main Street accounts for its investments at fair value.

Fair Value Hierarchy

        In accordance with ASC 820, Main Street has categorized its investments based on the priority of the inputs to the valuation technique, into a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical investments (Level 1) and the lowest priority to unobservable inputs (Level 3).

        Investments recorded on Main Street's balance sheet are categorized based on the inputs to the valuation techniques as follows:

          Level 1—Investments whose values are based on unadjusted quoted prices for identical assets in an active market that Main Street has the ability to access (examples include investments in

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

  active exchange-traded equity securities and investments in most U.S. government and agency securities).

          Level 2—Investments whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the investment. Level 2 inputs include the following:

    •
    Quoted prices for similar assets in active markets (for example, investments in restricted stock);

    •
    Quoted prices for identical or similar assets in non-active markets (for example, investments in thinly traded public companies);

    •
    Pricing models whose inputs are observable for substantially the full term of the investment (for example, market interest rate indices); and

    •
    Pricing models whose inputs are derived principally from, or corroborated by, observable market data through correlation or other means for substantially the full term of the investment.

          Level 3—Investments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management's own assumptions about the assumptions a market participant would use in pricing the investment (for example, investments in illiquid securities issued by private companies).

        As required by ASC 820, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, gains and losses for such investments categorized within the Level 3 table below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3). Main Street conducts reviews of fair value hierarchy classifications on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain investments.

        As of June 30, 2011 and December 31, 2010, all of Main Street's private placement portfolio investments and marketable securities and idle funds investments consisted primarily of investments in secured and unsecured debt investments, and independently rated debt investments. The fair value determination for these investments primarily consisted of observable inputs in non-active markets. As a result, all of Main Street's private placement portfolio investments and marketable securities and idle funds investments were categorized as Level 2 as of June 30, 2011 and December 31, 2010.

        As of June 30, 2011 and December 31, 2010, all of Main Street's LMM portfolio investments consisted of illiquid securities issued by private companies. The fair value determination for these investments primarily consisted of unobservable inputs. As a result, all of Main Street's LMM portfolio

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

investments were categorized as Level 3. The fair value determination of each portfolio investment required one or more of the following unobservable inputs:

  •
  Financial information obtained from each portfolio company, including unaudited statements of operations and balance sheets for the most recent period available as compared to budgeted numbers;

  •
  Current and projected financial condition of the portfolio company;

  •
  Current and projected ability of the portfolio company to service its debt obligations;

  •
  Type and amount of collateral, if any, underlying the investment;

  •
  Current financial ratios (e.g., fixed charge coverage ratio, interest coverage ratio, and net debt/EBITDA ratio) applicable to the investment;

  •
  Current liquidity of the investment and related financial ratios (e.g., current ratio and quick ratio);

  •
  Pending debt or capital restructuring of the portfolio company;

  •
  Projected operating results of the portfolio company;

  •
  Current information regarding any offers to purchase the investment;

  •
  Current ability of the portfolio company to raise any additional financing as needed;

  •
  Changes in the economic environment which may have a material impact on the operating results of the portfolio company;

  •
  Internal occurrences that may have an impact (both positive and negative) on the operating performance of the portfolio company;

  •
  Qualitative assessment of key management;

  •
  Contractual rights, obligations or restrictions associated with the investment; and

  •
  Other factors deemed relevant.

        As of June 30, 2011 and December 31, 2010, the fair value determination for the SBIC debentures recorded at fair value primarily consisted of unobservable inputs. As a result, the SBIC debentures which are recorded at fair value were categorized as Level 3. Main Street determines the fair value of these instruments primarily using a yield approach that analyzes the discounted cash flows of interest and principal for each SBIC debenture recorded at fair value based on estimated market interest rates for debt instruments of similar structure, terms, and maturity. Main Street's estimate of the expected repayment date of principal for each SBIC debenture recorded at fair value is the legal maturity date of the instrument, as Main Street generally intends not to repay its SBIC debentures prior to maturity.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

        The following table provides a summary of changes in fair value of Main Street's Level 3 portfolio investments for the six months ended June 30, 2011:

Type of Investment	December 31, 2010 Fair Value	Accretion of Unearned Income	Redemptions/ Repayments/ Exits(1)	New Investments(1)	Net Unrealized Appreciation (Depreciation)	June 30, 2011 Fair Value
Debt	$183,894,069	$1,234,210	$(12,362,506)	$37,058,938	$(2,667,507)	$207,157,204
Equity	61,201,721	—	—	11,371,073	13,381,667	85,954,461
Equity warrants	25,080,963	—	—	3,779,703	3,433,096	32,293,762
Investment Manager	2,051,655	—	—	—	(87,006)	1,964,649

	$272,228,408	$1,234,210	$(12,362,506)	$52,209,714	$14,060,250	$327,370,076

(1)
Includes the impact of non-cash conversions

        The following table provides a summary of changes for the Level 3 SBIC Debentures recorded at fair value for the six months ended June 30, 2011:

Type of Investment	December 31, 2010 Fair Value	Repayments	New SBIC Debentures	Net Unrealized (Appreciation) Depreciation	June 30, 2011 Fair Value
SBIC Debentures at fair value	$70,557,975	$—	$—	$2,079,292	$72,637,267

        At June 30, 2011 and December 31, 2010, Main Street's investments and SBIC Debentures at fair value were categorized as follows in the fair value hierarchy for ASC 820 purposes:

		Fair Value Measurements
At June 30, 2011	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
LMM portfolio investments	$336,442,364	$—	$11,036,937	$325,405,427
Private placement portfolio investments	133,321,684	—	133,321,684	—
Investment in affiliated Investment Manager	1,964,649	—	—	1,964,649

Total portfolio investments	471,728,697	—	144,358,621	327,370,076
Marketable securities and idle funds investments	120,299,248	—	120,299,248	—

Total investments	$592,027,945	$—	$264,657,869	$327,370,076

SBIC Debentures at fair value	$72,637,267	$—	$—	$72,637,267

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

		Fair Value Measurements
At December 31, 2010	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
LMM portfolio investments	$279,619,629	$—	$9,442,876	$270,176,753
Private placement portfolio investments	67,139,790	—	67,139,790	—
Investment in affiliated Investment Manager	2,051,655	—	—	2,051,655

Total portfolio investments	348,811,074	—	76,582,666	272,228,408
Marketable securities and idle funds investments	68,752,858	—	68,752,858	—

Total investments	$417,563,932	$—	$145,335,524	$272,228,408

SBIC Debentures at fair value	$70,557,975	$—	$—	$70,557,975

        For the six months ended June 30, 2011, there were no transfers within the three fair value hierarchy levels.

LMM Portfolio Investments

        Main Street's LMM portfolio investments principally consist of secured debt, equity warrants and direct equity investments in privately held, LMM companies. The LMM debt investments are secured by either a first or second lien on the assets of the portfolio company, primarily bear interest at fixed rates, and generally mature between five and seven years from the original investment date. In most LMM portfolio companies, Main Street also receives nominally priced equity warrants and/or makes direct equity investments, usually in connection with a debt investment.

        Investment income, consisting of interest, dividends and fees, can fluctuate dramatically due to various factors, including level of new investment activity, repayment of a debt investment or sale of an equity interest. Revenue recognition in any given year could be highly concentrated among several portfolio companies. For the six months ended June 30, 2011 and 2010, Main Street did not record investment income from any portfolio company in excess of 10% of total investment income.

        As of June 30, 2011, Main Street had debt and equity investments in 49 LMM portfolio companies with an aggregate fair value of $336.4 million and a weighted average effective yield on its LMM debt investments of approximately 14.8%. Approximately 76% of Main Street's total LMM portfolio investments at cost were in the form of debt investments and 92% of such debt investments at cost were secured by first priority liens on the assets of Main Street's LMM portfolio companies as of June 30, 2011. At June 30, 2011, Main Street had equity ownership in approximately 92% of its LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 35%. As of December 31, 2010, Main Street had debt and equity investments in 44 LMM portfolio companies with an aggregate fair value of $279.6 million and a weighted average effective yield on its LMM debt investments of approximately 14.5%. The weighted average yields were computed using the effective interest rates for all debt investments at June 30, 2011 and December 31,

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

2010, including amortization of deferred debt origination fees and accretion of original issue discount but excluding liquidation fees payable upon repayment and any debt investments on non-accrual status.

        Summaries of the composition of Main Street's LMM investment portfolio at cost and fair value as a percentage of total LMM portfolio investments are shown in the following table:

Cost:	June 30, 2011	December 31, 2010
First lien debt	69.4%	70.6%
Equity	19.4%	17.7%
Second lien debt	6.1%	6.7%
Equity warrants	5.1%	5.0%

	100.0%	100.0%

Fair Value:	June 30, 2011	December 31, 2010
First lien debt	59.1%	62.6%
Equity	27.6%	21.9%
Second lien debt	5.6%	6.5%
Equity warrants	7.7%	9.0%

	100.0%	100.0%

        The following table shows the LMM portfolio composition by geographic region of the United States at cost and fair value as a percentage of total LMM portfolio investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

Cost:	June 30, 2011	December 31, 2010
Southwest	51.3%	50.5%
West	29.0%	29.3%
Southeast	8.8%	7.0%
Midwest	6.0%	7.2%
Northeast	4.9%	6.0%

	100.0%	100.0%

Fair Value:	June 30, 2011	December 31, 2010
Southwest	54.5%	51.8%
West	26.4%	28.4%
Southeast	7.9%	6.4%
Midwest	6.1%	7.2%
Northeast	5.1%	6.2%

	100.0%	100.0%

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

        Main Street's LMM portfolio investments are in companies conducting business in a variety of industries. Set forth below are tables showing the composition of Main Street's LMM portfolio investments by industry at cost and fair value as of June 30, 2011 and December 31, 2010:

Cost:	June 30, 2011	December 31, 2010
Professional services	15.2%	15.4%
Media/Marketing	8.6%	6.6%
Information services	8.3%	7.8%
Equipment rental	7.6%	8.4%
Retail	6.5%	7.4%
Industrial equipment	6.0%	7.2%
Health care services	5.6%	5.0%
Industrial services	5.2%	7.2%
Electronics manufacturing	4.4%	5.2%
Transportation/Logistics	4.0%	1.3%
Energy Services	3.9%	0.0%
Metal fabrication	3.8%	6.3%
Precast concrete manufacturing	3.8%	4.4%
Restaurant	2.8%	3.3%
Custom wood products	2.7%	3.0%
Agricultural services	2.4%	2.8%
Consumer Products	2.2%	2.6%
Manufacturing	2.0%	2.4%
Infrastructure products	2.0%	0.7%
Governmental services	1.5%	1.8%
Health care products	1.5%	1.2%

	100.0%	100.0%

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

Fair Value:	June 30, 2011	December 31, 2010
Professional services	13.3%	14.3%
Information services	11.8%	8.5%
Media/Marketing	7.5%	5.9%
Health care services	7.3%	7.1%
Industrial services	6.4%	7.8%
Equipment rental	6.2%	7.3%
Retail	5.9%	6.6%
Industrial equipment	5.6%	6.3%
Metal fabrication	4.7%	6.5%
Transportation/Logistics	4.2%	1.8%
Precast concrete manufacturing	3.8%	4.9%
Electronics manufacturing	3.7%	5.0%
Energy Services	3.4%	0.0%
Restaurant	3.3%	3.7%
Agricultural services	3.1%	3.3%
Custom wood products	2.7%	3.0%
Manufacturing	2.3%	2.7%
Governmental services	1.4%	1.8%
Health care products	1.3%	1.1%
Infrastructure products	1.2%	0.1%
Consumer Products	0.9%	2.3%

	100.0%	100.0%

        At June 30, 2011 and December 31, 2010, Main Street had no investments that were greater than 10% of its total investment portfolio at fair value.

NOTE D—WHOLLY OWNED INVESTMENT MANAGER

        As part of the Formation Transactions, the Investment Manager became a wholly owned subsidiary of MSCC. However, the Investment Manager is accounted for as a portfolio investment, since the Investment Manager is not an investment company and since it conducts a significant portion of its investment management activities for parties outside of MSCC and its consolidated subsidiaries. The Investment Manager receives recurring investment management fees from MSC II pursuant to a separate investment advisory agreement. The payments due under the investment advisory agreement were fixed at $3.3 million per year, paid quarterly, until September 30, 2010. Subsequent to September 30, 2010, under the investment advisory agreement, MSC II is obligated to pay a 2% annualized management fee based upon the MSC II assets under management. Subsequent to the closing of the Exchange Offer, the investment in the Investment Manager was reduced to reflect the remaining pro rata portion of the MSC II equity and the related portion of the MSCII management fees that were not acquired by MSCC. The Investment Manager also receives certain management, consulting and advisory fees for providing these services to third parties, and collectively with the MSC II management fees attributable to the remaining noncontrolling interest in MSC II is referred to as the "External Services." The portfolio investment in the Investment Manager is accounted for using

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE D—WHOLLY OWNED INVESTMENT MANAGER (Continued)

fair value accounting, with the fair value determined by Main Street and approved, in good faith, by Main Street's Board of Directors, based on the same valuation methodologies applied to determine the original valuation. The valuation for the Investment Manager is based on the total estimated present value of the net cash flows received for the External Services, over the estimated dollar averaged life of the related investment management, advisory or consulting contract, and is also based on comparable public market transactions. The net cash flows utilized in the valuation of the Investment Manager exclude any revenues and expenses from MSCC and its subsidiaries, but include the revenues attributable to External Services, and are reduced by an estimated allocation of costs related to providing such External Services. Any change in fair value of the investment in the Investment Manager is recognized on Main Street's statement of operations as "Unrealized appreciation (depreciation) in Investment in affiliated Investment Manager," with a corresponding increase (in the case of appreciation) or decrease (in the case of depreciation) to "Investment in affiliated Investment Manager" on Main Street's balance sheet. As part of the Exchange Offer Transactions, the investment in the Investment Manager was reduced $13.7 million and recorded against "Additional paid-in capital" as an adjustment to the original valuation recorded as part of the Formation Transactions. Main Street believes that the valuation for the Investment Manager will generally decrease over the life of the investment management, advisory and consulting contracts attributable to third parties, absent obtaining additional recurring cash flows from performing External Services for other external investment entities or other third parties.

        The Investment Manager has elected, for tax purposes, to be treated as a taxable entity and is taxed at normal corporate tax rates based on its taxable income. The taxable income of the Investment Manager may differ from its book income due to temporary book and tax timing differences, as well as permanent differences. The Investment Manager provides for any current taxes payable and deferred tax items in its separate financial statements.

        MSCC has a support services agreement with the Investment Manager that is structured to provide reimbursement to the Investment Manager for any personnel, administrative and other costs it incurs in conducting its operational and investment management activities in excess of the fees received for providing management advisory services. As a wholly owned subsidiary of MSCC, the Investment Manager manages the day-to-day operational and investment activities of MSCC and its subsidiaries. The Investment Manager pays personnel and other administrative expenses, except those specifically required to be borne by MSCC which principally include direct costs that are specific to MSCC's status as a publicly traded entity. The expenses paid by the Investment Manager include the cost of salaries and related benefits, rent, equipment and other administrative costs required for day-to-day operations.

        Pursuant to the support services agreement with MSCC, the Investment Manager is reimbursed by MSCC for its excess operating expenses associated with providing investment management and other services to MSCC and its subsidiaries, as well as third parties. Each quarter, as part of the support services agreement, MSCC makes payments to cover all cash operating expenses incurred by the Investment Manager, less fees that the Investment Manager receives pursuant to long-term investment advisory agreements and consulting agreements. Subsequent to the consolidation of MSC II in connection with the Exchange Offer, the management fees paid by MSC II to the Investment Manager are now included in "Expenses reimbursed to affiliated Investment Manager" on the statements of operations along with any additional net costs reimbursed by MSCC to the Investment Manager

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE D—WHOLLY OWNED INVESTMENT MANAGER (Continued)

pursuant to the support services agreement. For the six months ended June 30, 2011 and 2010, the expenses reimbursed by MSCC and management fees paid by MSC II to the Investment Manager totaled $4.3 million and $2.5 million, respectively.

        In its separate stand-alone financial statements as summarized below, the Investment Manager recognized an $18 million intangible asset related to the investment advisory agreement with MSC II consistent with Staff Accounting Bulletin No. 54, Application of "Pushdown" Basis of Accounting in Financial Statements of Subsidiaries Acquired by Purchase ("SAB 54"). Under SAB 54, push-down accounting is required in "purchase transactions that result in an entity becoming substantially wholly owned." In this case, MSCC acquired 100% of the equity interests in the Investment Manager in the Formation Transactions. Because the $18 million value attributed to MSCC's investment in the Investment Manager was derived from the long-term, recurring management fees under the investment advisory agreement with MSC II, the same methodology used to determine the $18 million valuation of the Investment Manager in connection with the Formation Transactions was utilized to establish the push-down accounting basis for the intangible asset. The intangible asset is being amortized over the estimated economic life of the investment advisory agreement with MSC II. For the six months ended June 30, 2011 and 2010, the Investment Manager recognized $0.6 million and $0.5 million of amortization expense in each respective period associated with the intangible asset. Amortization expense is not included in the expenses reimbursed by MSCC to the Investment Manager based upon the support services agreement since it is non-cash and non-operating in nature.

        Summarized financial information from the separate financial statements of the Investment Manager is as follows:

	As of June 30, 2011	As of December 31, 2010
	(Unaudited)
Cash	$46,961	$191,645
Accounts receivable	129,095	75,501
Accounts receivable—MSCC	2,237,417	15,124
Intangible asset (net of accumulated amortization of $3,788,297 and $3,209,740 as of June 30, 2011 and December 31, 2010, respectively)	14,211,703	14,790,260
Deposits and other	44,734	139,244

Total assets	$16,669,910	$15,211,774

Accounts payable and accrued liabilities	$2,602,780	$566,087
Equity	14,067,130	14,645,687

Total liabilities and equity	$16,669,910	$15,211,774

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE D—WHOLLY OWNED INVESTMENT MANAGER (Continued)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
	(Unaudited)		(Unaudited)
Management fee income from Main Street Capital II	$643,256	$831,300	$1,152,935	$1,662,600
Other management advisory fees	129,375	92,500	174,375	190,095

Total income	772,631	923,800	1,327,310	1,852,695
Salaries, benefits and other personnel costs	(2,075,354)	(1,211,407)	(3,877,131)	(2,167,744)
Occupancy expense	(82,582)	(72,346)	(163,197)	(153,243)
Professional expenses	(23,137)	(39,962)	(89,319)	(65,380)
Amortization expense—intangible asset	(292,395)	(268,252)	(578,557)	(530,786)
Other expenses	(155,908)	(99,396)	(382,140)	(286,526)
Expense reimbursement from MSCC	1,564,350	499,311	3,184,477	820,198

Total net expenses	(1,065,026)	(1,192,052)	(1,905,867)	(2,383,481)

Net income	$(292,395)	$(268,252)	$(578,557)	$(530,786)

NOTE E—SBIC DEBENTURES

        SBIC debentures payable at June 30, 2011 and December 31, 2010 were $210 million and $180 million, respectively. SBIC debentures provide for interest to be paid semi-annually, with principal due at the applicable 10-year maturity date. The weighted average interest rate as of June 30, 2011 and December 31, 2010 was 5.1% and 5.2%, respectively. The first principal maturity due under the existing SBIC debentures is in 2013, and the weighted average duration is approximately 7.0 years. For the six months ended June 30, 2011, Main Street recognized $5.3 million in interest expense attributable to the SBIC debentures. In accordance with SBA regulations, the Funds are precluded from incurring additional non-SBIC debt without the prior approval of the SBA. The Funds are subject to annual compliance examinations by the SBA. There have been no historical findings resulting from these examinations.

        As of June 30, 2011, the recorded value of the SBIC debentures was $187.6 million which consisted of (i) $72.6 million recorded at fair value, or $22.4 million less than the face value of these SBIC debentures held in MSC II, and (ii) $115 million reported at face value and held in MSMF. As of June 30, 2011, if Main Street had adopted the fair value option under ASC 825 for all of its SBIC debentures, Main Street estimates the fair value of its SBIC debentures would be approximately $164.8 million, or $45.2 million less than the face value of the SBIC debentures.

NOTE F—CREDIT FACILITY

        In June 2011, Main Street closed an expansion of its credit facility (the "Credit Facility") from $100 million to $155 million to provide additional liquidity in support of future investment and operational activities. The $55 million increase in total commitments included commitment increases by all six lenders currently participating in the Credit Facility. In addition to the $55 million increase in total commitments, Main Street extended the maturity of the Credit Facility by one year to

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE F—CREDIT FACILITY (Continued)

September 2014. The amended Credit Facility also contains an accordion feature that allows for a further increase in total commitments under the facility to $200 million on the same terms and conditions as the existing lender commitments. Borrowings under the Credit Facility bear interest, subject to Main Street's election, on a per annum basis equal to (i) the applicable LIBOR rate plus 2.50% or (ii) the applicable base rate plus 1.50%. Main Street pays unused commitment fees of 0.375% per annum on the unused lender commitments under the Credit Facility. The Credit Facility is secured by a first lien on the assets of MSCC and its subsidiaries, excluding the assets of the Funds. The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining an interest coverage ratio of at least 2.0 to 1.0, (ii) maintaining an asset coverage ratio of at least 2.5 to 1.0, and (iii) maintaining a minimum tangible net worth. At June 30, 2011, Main Street had $73.0 million in borrowings outstanding under the Credit Facility. For the six months ended June 30, 2011, Main Street recognized $0.9 million in interest expense related to the Credit Facility, including unused commitment fees and amortization of deferred loan costs. As of June 30, 2011, the interest rate on the Credit Facility was 2.69%, and Main Street was in compliance with all financial covenants of the Credit Facility.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE G—FINANCIAL HIGHLIGHTS

	Six Months Ended June 30,
	2011	2010
Per Share Data:
Net asset value at beginning of period	$13.06	$11.96
Net investment income(1)(3)	0.79	0.53
Net realized gain (loss) from investments(1)(2)(3)	0.01	(0.09)
Net change in unrealized appreciation(1)(2)(3)	0.67	0.48
Income tax provision(1)(2)(3)	(0.15)	(0.03)
Bargain purchase gain(1)	—	0.33

Net increase in net assets resulting from operations(1)	1.32	1.22
Dividends paid to stockholders	(0.77)	(0.75)
Impact of monthly dividend declared as of June 30, 2011 and 2010 but paid on July 15, 2011 and 2010	(0.13)	(0.13)
Accretive effect of public stock offerings (issuing shares above NAV per share)	0.68	0.41
Accretive effect of Exchange Offer	—	0.35
Adjustment to investment in Investment Manager in connection with Exchange Offer Transactions	—	(0.90)
Accretive effect of DRIP issuance (issuing shares above NAV per share)	0.05	0.05
Other(4)	0.03	—

Net asset value at June 30, 2011 and 2010	$14.24	$12.21

Market value at June 30, 2011 and 2010	$18.95	$14.93
Shares outstanding at June 30, 2011 and 2010	23,182,600	15,213,053

(1)
Based on weighted average number of common shares outstanding for the period.

(2)
Net realized gains or losses, net change in unrealized appreciation or depreciation, and income taxes can fluctuate significantly from period to period.

(3)
Per share amounts are net of the earnings attributable to MSC II noncontrolling interest.

(4)
Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE G—FINANCIAL HIGHLIGHTS (Continued)

	Six Months Ended June 30,
	2011	2010
Net asset value at end of period	$330,131,722	$185,792,824
Average net asset value	$298,226,195	$165,233,659
Average outstanding debt	$250,000,000	$137,553,039
Ratio of total expenses, including income tax expense, to average net asset value(1)(2)(3)	5.05%	4.84%
Ratio of operating expenses to average net asset value(1)(2)	4.05%	4.63%
Ratio of operating expenses, excluding interest expense, to average net asset value(1)(2)	2.08%	2.21%
Ratio of net investment income to average net asset value(1)(2)	5.57%	4.73%
Total return based on change in net asset value(1)(4)	11.38%	10.06%

(1)
Not annualized.

(2)
Ratios are net of amounts attributable to MSC II noncontrolling interest.

(3)
Total expenses are the sum of operating expenses and income tax expense. Income tax expense primarily relates to the accrual of deferred taxes on the net unrealized appreciation from portfolio investments held in Taxable Subsidiaries, which is non-cash in nature and may vary significantly from period to period. Main Street is required to include deferred taxes in calculating its total expenses even though these deferred taxes are not currently payable.

(4)
Total return based on change in net asset value was calculated using the sum of ending net asset value plus dividends to stockholders and other non-operating changes during the period, as divided by the beginning net asset value.

NOTE H—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME

        Main Street paid monthly dividends of $0.125 per share for each month of January 2011 through March 2011 and monthly dividends of $0.13 per share for each month of April 2011 through June 2011, totaling $16.0 million, or $0.765 per share, for the six month period. During June 2011, Main Street declared and accrued a $0.13 per share monthly dividend to be paid in July 2011. For the six months ended June 30, 2010, Main Street paid total monthly dividends of approximately $10.8 million, or $0.750 per share, for the period.

        The determination of the tax attributes for Main Street's distributions is made annually, based upon its taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of distributions for a full year. Ordinary dividend distributions from a RIC do not qualify for the 15% maximum tax rate on dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations. The tax attributes for dividends will generally include both ordinary income and capital gains but may also include qualified dividends or return of capital.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE H—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME (Continued)

        MSCC has elected to be treated for federal income tax purposes as a RIC. As a RIC, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that MSCC distributes to its stockholders as dividends. MSCC must generally distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. As part of maintaining RIC status, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of the federal income tax return for the prior year.

        The Taxable Subsidiaries hold certain portfolio investments for Main Street. The Taxable Subsidiaries are consolidated with Main Street for financial reporting purposes, and the portfolio investments held by the Taxable Subsidiaries are included in Main Street's consolidated financial statements. The principal purpose of the Taxable Subsidiaries is to permit Main Street to hold equity investments in portfolio companies which are "pass through" entities for tax purposes in order to comply with the "source income" requirements contained in the RIC tax provisions of the Code. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense or income tax benefit as a result of their ownership of various portfolio investments. This income tax expense or benefit, if any, is reflected in Main Street's Consolidated Statement of Operations. For the six months ended June 30, 2011, Main Street recognized an income tax provision of $3.2 million primarily consisting of deferred tax expense related to net unrealized appreciation on certain portfolio investments held by the Taxable Subsidiaries.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE H—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME (Continued)

        Listed below is a reconciliation of "Net increase in net assets resulting from operations" to taxable income and to total distributions declared to common stockholders for the six months ended June 30, 2011 and 2010.

	Six Months Ended June 30,
	2011	2010
	(estimated)
Net increase in net assets resulting from operations	$28,106,361	$18,338,106
Share-based compensation expense	885,794	602,916
Net realized income allocated to noncontrolling interest	(381,973)	(85,965)
Net change in unrealized appreciation on investments	(14,011,746)	(7,311,668)
Bargain purchase gain	—	(4,890,582)
Income tax provision	3,162,612	421,260
Pre-tax book (income) loss not consolidated for tax purposes	(175,034)	3,418,893
Book income and tax income differences, including debt origination, structuring fees, dividends, and realized gains	3,286,235	629,850

Estimated taxable income	20,872,249	11,122,810
Taxable income earned in prior year and carried forward for distribution in current year	—	848,452
Ordinary taxable income earned in current period and carried forward for distribution	(4,844,766)	(1,191,504)
Dividend accrued as of June 30, 2011 and 2010 and paid on July 15, 2011 and 2010	3,013,738	1,901,632

Total distributions accrued or paid to common stockholders	$19,041,221	$12,681,390

        The net deferred tax liability at June 30, 2011 was $1.0 million and primarily related to timing differences from net unrealized appreciation from portfolio debt and equity investments as well as timing differences related to taxable income of equity investments in portfolio companies which are "pass through" entities for tax purposes. The net deferred tax asset at December 31, 2010 was $2.0 million and primarily related to timing differences from recognition of unrealized depreciation and unrealized appreciation from portfolio debt and equity investments as well as timing differences from taxable income from equity investments in portfolio companies which are "pass through" entities for tax purposes.

NOTE I—EXCHANGE OFFER

        On January 7, 2010, MSCC consummated the Exchange Offer to exchange 1,239,695 shares (the "Exchange Shares") of its common stock for approximately 88% of the total dollar value of the limited partner interests in MSC II. Pursuant to the terms of the Exchange Offer, 100% of the membership interests in MSC II GP were also transferred to MSCC for no consideration. MSC II commenced operations in January 2006, is an investment fund that operates as an SBIC and is managed by the Investment Manager. The Exchange Offer was applicable to all MSC II limited partner interests except for any limited partner interests owned by affiliates of MSCC, including any limited partner interests owned by officers or directors of MSCC. The Exchange Offer was formally approved by the SBA prior

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE I—EXCHANGE OFFER (Continued)

to closing. An approximately 12% minority ownership in the total dollar value of the MSC II limited partnership interests remains outstanding, including approximately 5% owned by affiliates of MSCC.

        The Exchange Offer was accounted for under the acquisition method of accounting in accordance with ASC 805. Accordingly, the purchase price was preliminarily allocated to the acquired assets and liabilities based on their estimated fair values at the Exchange Offer acquisition date as summarized in the following table. The fair value of the MSC II net assets acquired exceeded the fair value of the stock consideration issued, resulting in a bargain purchase gain that was recorded by Main Street in the period that the Exchange Offer was completed.

Value of the stock consideration issued for limited partner interests acquired	$19,934,296 (1)
Fair value of noncontrolling limited partner interests	3,396,005 (2)

Total stock consideration and noncontrolling interest value	23,330,301
Fair value of MSC II assets and liabilities on January 7, 2010:
Cash	2,489,920
Debt investments acquired at fair value	64,925,164
Equity investments acquired at fair value	14,930,614
Other assets	808,560
SBIC debentures at fair value	(53,139,092)
Deferred tax liability assumed	(82,827)
Other liabilities	(1,519,608)

Total fair value of MSC II net assets	28,412,731

Bargain purchase gain	5,082,430
Transaction costs associated with the Exchange Offer	(191,848)

Bargain purchase gain, net of transaction costs	$4,890,582

(1)
The value of the shares of common stock exchanged for a majority of MSC II limited partner interests was based upon the closing price of Main Street's common stock at January 7, 2010, the closing date of the Exchange Offer.

(2)
The fair value of the noncontrolling limited partner interests was based on the noncontrolling interests' share in the total fair value of MSC II net assets at January 7, 2010.

        Consummation of the Exchange Offer Transactions provided Main Street with access to additional long-term, low-cost leverage capacity through the SBIC program. The American Recovery and Reinvestment Act of 2009 enacted in February 2009 (the "Stimulus Bill") increased the maximum amount of combined SBIC leverage (or SBIC leverage cap) to $225 million for affiliated SBIC funds from the previous SBIC leverage cap of approximately $137 million. Since the increase in the SBIC leverage cap applies to affiliated SBIC funds, Main Street is required to allocate such increased borrowing capacity between MSMF and MSC II. Main Street currently has access to an incremental

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE I—EXCHANGE OFFER (Continued)

$15 million in SBIC leverage capacity, subject to the required capitalization of each of the Funds, in addition to the $210 million of existing SBIC leverage at the Funds.

NOTE J—COMMON STOCK

        In March 2011, Main Street completed a public stock offering of 4,025,000 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $18.35 per share, resulting in total net proceeds of approximately $70.3 million, after deducting underwriters' commissions and offering costs.

        In August 2010, Main Street completed a public stock offering of 3,220,000 shares of common stock, including the underwriters' exercise of the over-allotment option, at a price to the public of $15.00 per share, resulting in total net proceeds of approximately $45.8 million, after deducting underwriters' commissions and offering costs.

        In January 2010, Main Street completed a public stock offering of 2,875,000 shares of common stock, including the underwriters' exercise of the over-allotment option, at a price to the public of $14.75 per share, resulting in total net proceeds of approximately $40.1 million, after deducting underwriters' commissions and offering costs.

NOTE K—DIVIDEND REINVESTMENT PLAN ("DRIP")

        Main Street's DRIP provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if Main Street declares a cash dividend, the company's stockholders who have not "opted out" of the DRIP by the dividend record date will have their cash dividend automatically reinvested into additional shares of MSCC common stock. Main Street has the option to satisfy the share requirements of the DRIP through the issuance of shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares will be valued based upon the final closing price of MSCC's common stock on the valuation date determined for each dividend by Main Street's Board of Directors. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator, before any associated brokerage or other costs. Main Street's DRIP is administered by its transfer agent on behalf of Main Street's record holders and participating brokerage firms. Brokerage firms and other financial intermediaries may decide not to participate in Main Street's DRIP but may provide a similar dividend reinvestment plan.

        For the six months ended June 30, 2011, $5.2 million of the total $16.0 million in dividends paid to stockholders represented DRIP participation. During this period, Main Street satisfied the DRIP participation requirements with the issuance of 235,844 newly issued shares and with the purchase of 40,726 shares of common stock in the open market. For the six months ended June 30, 2010, $3.8 million of the total $10.8 million in dividends paid to stockholders represented DRIP participation. During this period, Main Street satisfied the DRIP participation requirements with the issuance of 248,803 newly issued shares and with the purchase of 2,199 shares of common stock in the open market. The shares disclosed above relate only to Main Street's DRIP and exclude any activity related to broker-managed dividend reinvestment plans.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE L—SHARE-BASED COMPENSATION

        Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, Main Street measured the grant date fair value based upon the market price of its common stock on the date of the grant and will amortize this fair value to share-based compensation expense over the requisite service period or vesting term.

        Main Street's Board of Directors approves the issuance of shares of restricted stock to Main Street employees pursuant to the Main Street Capital Corporation 2008 Equity Incentive Plan. These shares vest over a four-year period from the grant date and are expensed over the four-year service period starting on the grant date. The following table summarizes the restricted stock issuances approved by Main Street's Board of Directors and the remaining shares of restricted stock available for issuance as of June 30, 2011.

Restricted stock authorized under plan	2,000,000
Less restricted stock granted on:
July 1, 2008	(245,645)
July 1, 2009	(98,993)
July 1, 2010	(149,357)
June 20, 2011	(117,728)

Restricted stock available for issuance	1,388,277

        The following table summarizes the restricted stock issued to Main Street's independent directors pursuant to the Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan. These shares vest on the day immediately preceding the annual meeting of stockholders following the respective grant date and are expensed over a one-year service period starting on the grant date.

Restricted stock authorized under plan	200,000
Less restricted stock granted on:
July 1, 2008	(20,000)
July 1, 2009	(8,512)
July 1, 2010	(7,920)
June 20, 2011	(6,584)

Restricted stock available for issuance	156,984

        For the six months ended June 30, 2011 and 2010, Main Street recognized total share-based compensation expense of $0.9 million and $0.6 million, respectively, related to the restricted stock issued to Main Street employees and independent directors.

        As of June 30, 2011, there was $5.4 million of total unrecognized compensation expense related to Main Street's non-vested restricted shares. This compensation expense is expected to be recognized over a weighted-average period of approximately 3.0 years.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE M—COMMITMENTS

        At June 30, 2011, Main Street had seven outstanding commitments to fund unused revolving loans for up to $20.0 million in total.

NOTE N—SUPPLEMENTAL CASH FLOW DISCLOSURES

        Listed below are the supplemental cash flow disclosures for the six months ended June 30, 2011 and 2010:

	Six Months Ended June 30,
	2011	2010
Interest paid	$5,337,408	$3,675,340
Taxes paid	$165,571	$189,573
Non-cash financing activities:
Shares issued in connection with the MSC II Exchange Offer	$—	$20,093,091
Shares issued pursuant to the DRIP	$4,453,837	$3,796,228

NOTE O—RELATED PARTY TRANSACTIONS

        As discussed further in Note D, subsequent to the completion of the Formation Transactions, the Investment Manager is a wholly owned portfolio company of MSCC. At June 30, 2011, the Investment Manager had a receivable of $2.2 million due from MSCC related to operating expenses incurred by the Investment Manager required to support Main Street's business.

NOTE P—SUBSEQUENT EVENTS

        During August 2011, Main Street declared monthly dividends of $0.135 per share for each of October, November and December 2011. These monthly dividends equal a total of $0.405 per share for the fourth quarter of 2011. The fourth quarter 2011 dividends represent an 8.0% increase from the dividends declared for the fourth quarter of 2010 and a 3.8% increase compared to the third quarter of 2011. Including the dividends declared for the fourth quarter of 2011, Main Street will have paid $6.32 per share in cumulative dividends since its October 2007 initial public offering.

        During July 2011, Main Street completed an LMM portfolio investment in SYNEO, LLC. This investment facilitated the merger of Technical Innovations, LLC ("TI"), an existing Main Street portfolio company, and ASG Medical Systems, LLC ("ASG"). The SYNEO investment consists of $5.5 million in first lien secured debt and a $1.0 million direct equity investment. TI designs and manufactures manual, semi-automated, pneumatic and computer numerically controlled (CNC) machines and tools used by medical device manufacturers to place holes in catheters and for tissue cutting applications. ASG is a leader in the automation of catheter and guidewire manufacturing. The current management of TI and ASG believes that the merger of TI and ASG will allow the two companies to better serve their customers through a broadened service capability and product offering.

PROSPECTUS

$500,000,000

Main Street Capital Corporation

Common Stock

           We may offer, from time to time, up to $500,000,000 of our common stock, $0.01 par value per share, in one or more offerings. Our common stock may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering, except (i) with the requisite approval of our common stockholders or (ii) under such other circumstances as the Securities and Exchange Commission may permit. On June 10, 2010, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on June 9, 2011. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock; however, we cannot issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our and our stockholders' best interests to do so. We are seeking approval of a similar proposal from our stockholders at our 2011 annual stockholders meeting to be held on June 15, 2011. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See "Sales of Common Stock Below Net Asset Value."

           Shares of closed-end investment companies such as us frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our common stock.

           Our common stock may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our common stock, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our common stock through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such common stock, which must be delivered to each purchaser at, or prior to, the earlier of delivery of a confirmation of sale or delivery of the shares of common stock.

           We are a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies, which we generally define as companies with annual revenues between $10 million and $100 million, that operate in diverse industries. We seek to fill the current financing gap for LMM businesses, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The LLM companies in which we invest generally will not be rated by any rating agency and, if they were rated, they may be referred to as "below investment grade" or "junk." Investing in such LMM companies is speculative.

           In addition to our primary investment strategy of investing in LMM companies, we opportunistically pursue investments in privately placed debt securities. Our private placement investment portfolio primarily consists of direct or secondary private placements of interest bearing debt securities in companies that are generally larger in size than the LMM companies included in our investment portfolio.

           Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company.

           We are an internally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.

           Our common stock is listed on the New York Stock Exchange under the symbol "MAIN." On June 2, 2011, the last reported sale price of our common stock on the New York Stock Exchange was $18.33 per share.

           Investing in our common stock involves a high degree of risk, and should be considered highly speculative. See "Risk Factors" beginning on page 12 to read about factors you should consider, including the risk of leverage and dilution, before investing in our common stock.

           This prospectus and the accompanying prospectus supplement contain important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus and the accompanying prospectus supplement before investing and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056 or by telephone at (713) 350-6000 or on our website at www.mainstcapital.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

           Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is July 20, 2011

        This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the "shelf" registration process. Under the shelf registration process, we may offer, from time to time, up to $500,000,000 of our common stock on terms to be determined at the time of the offering. This prospectus provides you with a general description of the common stock that we may offer. Each time we use this prospectus to offer common stock, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under "Available Information" and "Risk Factors" before you make an investment decision.

        No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers.

PROSPECTUS SUMMARY

        This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including the section entitled "Risk Factors."

Organization

        Main Street Capital Corporation ("MSCC") was formed on March 9, 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP ("MSMF") and its general partner, Main Street Mezzanine Management, LLC ("MSMF GP"), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the "Investment Manager"), (iii) raising capital in an initial public offering, which was completed in October 2007 (the "IPO"), and (iv) thereafter operating as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSMF is licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA") and the Investment Manager acts as MSMF's manager and investment adviser. Because the Investment Manager, which employs all of the executive officers and other employees of MSCC, is wholly owned by us, we do not pay any external investment advisory fees, but instead we incur the operating costs associated with employing investment and portfolio management professionals through the Investment Manager. The IPO and related transactions discussed above were consummated in October 2007 and are collectively termed the "Formation Transactions."

        On January 7, 2010, MSCC consummated transactions (the "Exchange Offer") to exchange 1,239,695 shares of its common stock for approximately 88% of the total dollar value of the limited partner interests in Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds"). Pursuant to the terms of the Exchange Offer, 100% of the membership interests in the general partner of MSC II, Main Street Capital II GP, LLC ("MSC II GP"), were also transferred to MSCC for no consideration. MSC II commenced operations in January 2006, is an investment fund that operates as an SBIC, and is also managed by the Investment Manager. The Exchange Offer and related transactions, including the transfer of the MSC II GP interests, are collectively termed the "Exchange Offer Transactions" (see Note I to the unaudited consolidated financial statements included in this prospectus). As of March 31, 2011, an approximately 12% minority ownership in the total dollar value of the MSC II limited partnership interests remained outstanding, including approximately 5% owned by affiliates of MSCC. We have submitted an exemptive relief application to the SEC to permit us to acquire the approximately 5% ownership in the total dollar value of the MSC II limited partnership interests held by affiliates of MSCC using the same valuation formula utilized in the Exchange Offer. There can be no assurance that we will obtain the exemptive relief or that if we do obtain such relief it will be obtained on the terms we have outlined in our request.

        MSCC has elected to be treated for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders as dividends.

        MSCC has direct or indirect subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of these entities is to hold certain investments that generate "pass through" income for tax purposes. The Taxable Subsidiaries are each taxed at their normal corporate tax rates based on their taxable income.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its subsidiaries, including the Funds and the Taxable Subsidiaries.

Overview

        We are a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies, which we generally define as companies with annual revenues between $10 million and $100 million, that operate in diverse industries. We invest primarily in secured debt instruments, equity investments, warrants and other securities of LMM companies based in the United States. Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our LMM portfolio investments generally range in size from $3 million to $20 million.

        We seek to fill the current financing gap for LMM businesses, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the lower middle market creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company's capital structure, from senior secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing solutions, or "one stop" financing. Providing customized, "one stop" financing solutions has become even more relevant to our LMM portfolio companies in the current investing environment. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. We believe that our LMM investment strategy has a lower correlation to the broader debt and equity markets.

        As of March 31, 2011, we had debt and equity investments in 48 LMM portfolio companies with an aggregate fair value of $314.9 million and a weighted average effective yield on our LMM debt investments of approximately 14.6%. Approximately 76% of our total LMM portfolio investments at cost were in the form of debt investments and 92% of such debt investments at cost were secured by first priority liens on the assets of our LMM portfolio companies as of March 31, 2011. At March 31, 2011, we had equity ownership in approximately 92% of our LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 34%.

        In addition to our primary investment strategy of investing in LMM companies, we opportunistically pursue investments in privately placed debt securities. Our private placement investment portfolio primarily consists of direct or secondary private placements of interest bearing debt securities in companies that are generally larger in size than the LMM companies included in our investment portfolio. As of March 31, 2011, we had privately placed portfolio investments in 16 companies collectively totaling approximately $75.6 million in fair value with a total cost basis of approximately $72.8 million. The weighted average revenues for the 16 privately placed portfolio company investments was approximately $463 million. All of our privately placed portfolio investments were in the form of debt investments and 65% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average effective yield on our privately placed portfolio debt investments was approximately 11.3% as of March 31, 2011.

        Our portfolio investments are generally made through both MSCC and the Funds. MSCC and the Funds share the same investment strategies and criteria in the lower middle market, although they are subject to different regulatory regimes. See "Regulation." An investor's return in MSCC will depend, in part, on the Funds' investment returns as MSMF is a wholly owned subsidiary of MSCC and as MSC II is a majority owned subsidiary of MSCC.

        The level of new portfolio investment activity will fluctuate from period to period based upon our view of the current economic fundamentals, our ability to identify new investment opportunities that meet our investment criteria, and our ability to consummate the identified opportunities. The level of new investment activity, and associated interest and fee income, will directly impact future investment income. In addition, the level of dividends paid by portfolio companies and the portion of our portfolio debt investments on non-accrual status will directly impact future investment income. While we intend to grow our portfolio and our investment income over the long-term, our growth and our operating results may be more limited during depressed economic periods. However, we intend to appropriately manage our cost structure and liquidity position based on applicable economic conditions and our investment outlook. The level of realized gains or losses and unrealized appreciation or depreciation will also fluctuate depending upon portfolio activity and the performance of our individual portfolio companies. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.

        You should be aware that investments in our portfolio companies carry a number of risks including, but not limited to, investing in companies which may have limited operating histories and financial resources and other risks common to investing in below investment grade debt and equity investments in private, smaller companies. Please see "Risk Factors—Risks Related to Our Investments" for a more complete discussion of the risks involved with investing in our portfolio companies.

        Our principal executive offices are located at 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056, and our telephone number is (713) 350-6000. We maintain a website at http://www.mainstcapital.com. Information contained on our website is not incorporated by reference into this prospectus or any prospectus supplement, and you should not consider that information to be part of this prospectus or any prospectus supplement.

Business Strategies

        Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and realizing capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. We have adopted the following business strategies to achieve our investment objective. Please see "Business—Business Strategies" for a more complete discussion of our business strategies.

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  Delivering Customized Financing Solutions in the Lower Middle Market.  We offer to our LMM portfolio companies customized debt financing solutions with equity components that are tailored to the facts and circumstances of each situation.

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  Focusing on Established Companies.  We generally invest in companies with established market positions, experienced management teams and proven revenue streams.

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  Leveraging the Skills and Experience of Our Investment Team.  Our investment team has significant experience in lending to and investing in LMM and middle market companies.

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  Investing Across Multiple Companies, Industries and Regions.  We seek to maintain a portfolio of investments that is appropriately balanced among various companies, industries, geographic regions and end markets.

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  Capitalizing on Strong Transaction Sourcing Network.  Our investment team seeks to leverage its extensive and growing network of referral sources for portfolio company investments.

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  Benefiting from Lower, Fixed, Long-Term Cost of Capital.  The SBIC licenses held by the Funds have allowed them to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other commercial debt.

Risk Factors

        Investing in our common stock involves a high degree of risk. You should consider carefully the information found in "Risk Factors," including the following risks:

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  Deterioration in the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations. Such economic adversity could impair our portfolio companies' financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results.

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  Our investment portfolio is and will continue to be recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

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  Our financial condition and results of operations depends on our ability to effectively manage and deploy capital.

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  We may face increasing competition for investment opportunities.

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  We have a limited operating history as a BDC and as a RIC.

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  Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

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  The Funds are licensed by the SBA, and therefore subject to SBA regulations.

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  Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

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  We, through the Funds, issue debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on the assets of the Funds that are superior to the claims of our common stockholders.

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  We will be subject to corporate level income tax if we are unable to qualify as a RIC under Subchapter M of the Code.

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  We may not be able to pay you dividends, our dividends may not grow over time, and a portion of dividends paid to you may be a return of capital.

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  Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a RIC, we will continue to need additional capital to finance our growth, and regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

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  Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock.

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  Our investments in portfolio companies involve higher levels of risk, and we could lose all or part of our investment. Investing in our portfolio companies involves a number of significant risks. Among other things, these companies:

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  may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

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    may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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    are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation, termination or significant underperformance of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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    generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

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    generally have less publicly available information about their businesses, operations and financial condition. We are required to rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

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  Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

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  We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

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  Shares of closed-end investment companies, including BDCs, may trade at a discount to their net asset value.

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  We may be unable to invest a significant portion of the net proceeds from an offering or from exiting an investment or other capital on acceptable terms, which could harm our financial condition and operating results.

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  The market price of our common stock may be volatile and fluctuate significantly.

Investment Criteria

        Our investment team has identified the following investment criteria that it believes are important in evaluating prospective portfolio companies. Our investment team uses these criteria in evaluating investment opportunities. However, not all of these criteria have been, or will be, met in connection with each of our investments. Please see "Business—Investment Criteria" for a more complete discussion of our investment criteria.

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  Proven Management Team with Meaningful Equity Stake.  We look for operationally-oriented management with direct industry experience and a successful track record. In addition, we expect the management team of each portfolio company to have meaningful equity ownership in the portfolio company to better align our respective economic interests.

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  Established Companies with Positive Cash Flow.  We seek to invest in established companies with sound historical financial performance.

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  Defensible Competitive Advantages/Favorable Industry Position.  We primarily focus on companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which may help to protect their market position and profitability.

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  Exit Alternatives.  We exit our debt investments primarily through the repayment of our investment from internally generated cash flow of the portfolio company and/or refinancing. In addition, we seek to invest in companies whose business models and expected future cash flows may provide alternative methods of repaying our investment.

Recent Developments

        During April 2011, we completed a LMM portfolio investment in OnAsset Intelligence, Inc. ("OnAsset"). Our initial $3.0 million investment in OnAsset, coupled with a co-investor's $3.0 million investment, is part of a $10.0 million total investment facility. Our investment represents a combination of debt and equity capital invested in the company in order to support the refinancing of existing debt, as well as to provide additional financing for future growth. OnAsset is an end-to-end service provider for complex, sensor-based machine-to-machine supply chain applications and GPS tracking solutions. Its enterprise-grade monitoring and tracking platform helps companies create transparent supply chains to drive business value and mitigate risks. The company is headquartered in Irving, Texas.

The Offering

        We may offer, from time to time, up to $500,000,000 of our common stock, on terms to be determined at the time of the offering. Our common stock may be offered at prices and on terms to be disclosed in one or more prospectus supplements.

        Our common stock may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our common stock by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our common stock through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our common stock.

        Set forth below is additional information regarding the offering of our common stock:

Use of proceeds	We intend to use the net proceeds from any offering to make investments in accordance with our investment objective and strategies described in this prospectus or any prospectus supplement, to make investments in marketable securities and idle funds investments, which may include investments in secured intermediate term bank debt, rated debt securities and other income producing investments, to pay our operating expenses and other cash obligations, and for general corporate purposes. See "Use of Proceeds."
New York Stock Exchange symbol	"MAIN"
Dividends	Our dividends and other distributions, if any, will be determined by our Board of Directors from time to time.

Our ability to declare dividends depends on our earnings, our overall financial condition (including our liquidity position), maintenance of our RIC status and such other factors as our Board of Directors may deem relevant from time to time. From our IPO through the third quarter of 2008 we paid quarterly dividends, but in the fourth quarter of 2008 we began paying, and we intend to continue paying, monthly dividends to our stockholders.

When we make monthly distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for federal tax purposes. In the future, our distributions may include a return of capital.

Taxation

MSCC has elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. See "Material U.S. Federal Income Tax Considerations."

Dividend reinvestment plan

We have adopted a dividend reinvestment plan for our stockholders. The dividend reinvestment plan is an "opt out" reinvestment plan. As a result, if we declare dividends, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive dividends in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their dividends in cash. See "Dividend Reinvestment Plan."

Trading at a discount

Shares of closed-end investment companies frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

Sales of common stock below net asset value

The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering, except (i) with the requisite approval of our common stockholders or (ii) under such other circumstances as the Securities and Exchange Commission may permit. On June 10, 2010, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on June 9, 2011. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock; however, we cannot issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our and our stockholders' best interests to do so. We are seeking approval of a similar proposal from our stockholders at our 2011 annual stockholders meeting to be held on June 15, 2011. Sales by us of our common stock at a discount from our net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. See "Sales of Common Stock Below Net Asset Value."

Available Information

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, or the "Exchange Act." You can inspect any materials we file with the SEC, without charge, at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The information we file with the SEC is available free of charge by contacting us at 1300 Post Oak Boulevard, Suite 800, Houston, TX 77056, by telephone at (713) 350-6000 or on our website at http://www.mainstcapital.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC's website is http://www.sec.gov. Information contained on our website or on the SEC's website about us is not incorporated into this prospectus, and you should not consider information contained on our website or on the SEC's website to be part of this prospectus.

 FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you," "us" or "Main Street," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan expenses	—	%(3)

Total stockholder transaction expenses (as a percentage of offering price)	—	%(4)
Annual Expenses (as a percentage of net assets attributable to common stock):
Operating expenses	3.40	%(5)
Interest payments on borrowed funds	3.62	%(6)

Total annual expenses	7.02	%(7)

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$72	$211	$344	$653

        The example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by (i) the market price per share of our common stock at the close of trading on the dividend payment date in the event that we use newly issued shares to satisfy the share requirements of the divided reinvestment plan or (ii) the average purchase price of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

  (1)
  In the event that our common stock is sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

  (2)
  In the event that we conduct on offering of our common stock, a corresponding prospectus supplement will disclose the estimated offering expenses.

  (3)
  The expenses of administering our dividend reinvestment plan are included in operating expenses.

  (4)
  Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.

  (5)
  Operating expenses represent the estimated annual expenses of MSCC and its consolidated subsidiaries, including MSC II. There is a 12% minority ownership interest in MSC II not held by MSCC or its subsidiaries. The ratio of operating expenses to net assets, net of the expenses related to the noncontrolling interest in MSC II, would be 3.33%.

  (6)
  Interest payments on borrowed funds represent our estimated annual interest payments on borrowed funds.

  (7)
  The total annual expenses are the sum of operating expenses and interest payments on borrowed funds.

RISK FACTORS

        Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Economic Conditions

Deterioration in the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations. Such economic adversity could impair our portfolio companies' financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results.

        The broader economic fundamentals of the United States economy remain uncertain. Unemployment levels remain elevated and other economic fundamentals remain depressed. In the event that the United States economic performance contracts, it is likely that the financial results of small- to mid-sized companies, like those in which we invest, could experience deterioration or limited growth, which could ultimately lead to difficulty in meeting their debt service requirements and an increase in defaults. Consequently, we can provide no assurance that the performance of certain of our portfolio companies will not be negatively impacted by economic or other conditions, which could also have a negative impact on our future results.

        Although we have been able to secure access to additional liquidity, including our $100 million credit facility, periodic follow-on equity offerings, and the increase in available leverage through the SBIC program as part of the American Recovery and Reinvestment Act of 2009 enacted in February 2009 (the "Stimulus Bill"), the potential for volatility in the debt and equity capital markets provides no assurance that debt or equity capital will be available to us in the future on favorable terms, or at all.

Risks Relating to Our Business and Structure

Our investment portfolio is and will continue to be recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

        Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Typically, there is not a public market for the securities of the privately held companies in which we have invested and will generally continue to invest. As a result, we value these securities quarterly at fair value based on inputs from management, a nationally recognized independent advisor (on a rotational basis) and our audit committee and with the oversight, review and approval of our Board of Directors. See "Business—Determination of Net Asset Value and Portfolio Valuation Process" for a more detailed description of our valuation process.

        The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree, subjective and dependent on a valuation process approved by our Board of Directors. Certain factors that may be considered in determining the fair value of our investments include external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of our investments might warrant.

Our financial condition and results of operations depends on our ability to effectively manage and deploy capital.

        Our ability to achieve our investment objective of maximizing our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company, depends on our ability to effectively manage and deploy capital, which depends, in turn, on our investment team's ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.

        Accomplishing our investment objective on a cost-effective basis is largely a function of our investment team's handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, members of our investment team are also called upon, from time to time, to provide managerial assistance to some of our portfolio companies. These demands on their time may distract them or slow the rate of investment.

        Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay dividends.

We may face increasing competition for investment opportunities.

        We compete for investments with other investment funds (including private equity funds, mezzanine funds, BDCs, and other SBICs), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us, including from federal government agencies. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we are forced to match our competitors' pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in LMM companies is underserved by traditional commercial banks and other financing sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.

We are dependent upon our key investment personnel for our future success.

        We depend on the members of our investment team, particularly Vincent D. Foster, Todd A. Reppert, Rodger A. Stout, Curtis L. Hartman, Dwayne L. Hyzak and David L. Magdol, for the identification, review, final selection, structuring, closing and monitoring of our investments. These employees have significant investment expertise and relationships that we rely on to implement our business plan. Although we have entered into a non-compete agreement with Mr. Foster, we have no guarantee that he or any other employees will remain employed with us. If we lose the services of these individuals, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer.

Our success depends on attracting and retaining qualified personnel in a competitive environment.

        Our growth will require that we retain new investment and administrative personnel in a competitive market. Our ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, our ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, with which we compete for experienced personnel have greater resources than we have.

        The competitive environment for qualified personnel may require us to take certain measures to ensure that we are able to attract and retain experienced personnel. Such measures may include increasing the attractiveness of our overall compensation packages, altering the structure of our compensation packages through the use of additional forms of compensation, or other steps. The inability to attract and retain experienced personnel would have a material adverse effect on our business.

Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

        We expect that members of our management team will maintain their relationships with intermediaries, financial institutions, investment bankers, commercial bankers, financial advisors, attorneys, accountants, consultants and other individuals within our network, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our management team fails to maintain its existing relationships or develop new relationships with sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom members of our management team have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We have a limited operating history as a BDC and as a RIC.

        The 1940 Act imposes numerous constraints on the operations of BDCs. Prior to the completion of the IPO, we did not operate, and our management team had no experience operating, as a BDC under the 1940 Act or as a RIC under Subchapter M of the Code. As a result, we have limited operating results under these regulatory frameworks that can demonstrate either their effect on our business or our ability to manage our business under these frameworks. Our management team's limited experience in managing a portfolio of assets under such constraints may hinder our ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us. If we do not remain a BDC, we might be regulated as a registered closed-end investment company under the 1940 Act, which would further decrease our operating flexibility.

Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

        Our business will require capital to operate and grow. We may acquire such additional capital from the following sources:

        Senior Securities.    We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as senior securities. As a result of issuing senior securities, we will be exposed to additional risks, including the following:

  •
  Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% immediately after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we will be prohibited from issuing debt securities or preferred stock and/or borrowing money from banks or other financial institutions until such time as we satisfy this test.

  •
  Any amounts that we use to service our debt or make payments on preferred stock will not be available for dividends to our common stockholders.

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  It is likely that any senior securities or other indebtedness we issue will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. Additionally, some of these securities or other indebtedness may be rated by rating agencies, and in obtaining a rating for such securities and other indebtedness, we may be required to abide by operating and investment guidelines that further restrict operating and financial flexibility.

  •
  We and, indirectly, our stockholders will bear the cost of issuing and servicing such securities and other indebtedness.

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  Preferred stock or any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock, including separate voting rights and could delay or prevent a transaction or a change in control to the detriment of the holders of our common stock.

        Additional Common Stock.    We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in the best interests of our stockholders, and our stockholders approve such sale. See "—Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock" for a discussion of proposals approved by our stockholders that permit us to issue shares of our common stock below net asset value. We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

The Funds are licensed by the SBA, and therefore subject to SBA regulations.

        MSMF, our wholly owned subsidiary, and MSC II, our majority-owned subsidiary, are licensed to act as small business investment companies and are regulated by the SBA. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause the Funds to forego attractive investment opportunities that are not permitted under SBA regulations.

        Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a "change of control" of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. If the Funds fail to comply with applicable SBIC regulations, the SBA could, depending on the severity of the violation, limit or prohibit its use of debentures, declare outstanding debentures immediately due and payable, and/or limit it from making new investments. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958 or any rule or regulation promulgated thereunder. Such actions by the SBA would, in turn, negatively affect us.

Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

        Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our common stock. We, through the Funds, issue debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on the assets of the Funds that are superior to the claims of our common stockholders. We may also borrow from banks and other lenders, including under the $85 million investment credit facility we entered into during 2010 and expanded to $100 million during January 2011. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Capital Resources" for a discussion regarding our investment credit facility. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged our business. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to pay common stock dividends. Leverage is generally considered a speculative investment technique.

        As of March 31, 2011, we, through the Funds, had $210 million of outstanding indebtedness guaranteed by the SBA, which had a weighted average annualized interest cost of approximately 5.1% (exclusive of deferred financing costs). The debentures guaranteed by the SBA have a maturity of ten years and require semi-annual payments of interest. We will need to generate sufficient cash flow to make required interest payments on the debentures. If we are unable to meet the financial obligations under the debentures, the SBA, as a creditor, will have a superior claim to the assets of the Funds over our stockholders in the event we liquidate or the SBA exercises its remedies under such debentures as the result of a default by us. In addition, as of March 31, 2011, we had $15 million outstanding under the Credit Facility. Borrowings under the Credit Facility bear interest, subject to our election, on a per annum basis equal to (i) the applicable LIBOR rate plus 2.50% or (ii) the applicable base rate plus 1.50%. Main Street pays unused commitment fees of 0.375% per annum on the average unused lender commitments under the Credit Facility. If we are unable to meet the financial obligations under the

Credit Facility, the Credit Facility lending group will have a superior claim to the assets of MSCC and its subsidiaries (excluding the assets of the Funds) over our stockholders in the event we liquidate or the lending group exercises its remedies under the Credit Facility as the result of a default by us.

        Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1)
(net of expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	(19.6)%	(11.4)%	(3.2)%	5.0%	13.2%

(1)
Assumes $529.8 million in total assets, $225.0 million in debt outstanding, $323.4 million in net assets, and an average cost of funds of 4.6%. Actual interest payments may be different.

        Our ability to achieve our investment objective may depend in part on our ability to access additional leverage on favorable terms by issuing debentures guaranteed by the SBA, through the Funds, or by borrowing from banks or insurance companies, and there can be no assurance that such additional leverage can in fact be achieved.

We may experience fluctuations in our quarterly results.

        We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

        Our Board of Directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code.

        To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements:

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  The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. For more information regarding tax treatment, see "Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company." Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and are (and may in the future become) subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

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  The source income requirement will be satisfied if we obtain at least 90% of our income for each year from distributions, interest, gains from the sale of stock or securities or similar sources.

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  The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships."

        Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses. Moreover, if we fail to maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may not be able to pay you distributions, our distributions may not grow over time, and a portion of distributions paid to you may be a return of capital.

        We intend to pay monthly distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to pay a specified level of cash distributions, previously projected distributions for future periods, or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described herein. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC could limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations, each of the Funds' compliance with applicable SBIC regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future.

        When we make monthly distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for federal tax purposes, which will result in higher tax liability when the shares are sold, even if they have not increased in value or have lost value. In addition, any return of capital will be net of any sales load and offering expenses associated with sales of shares of our common stock. In the future, our distributions may include a return of capital.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

        We will include in income certain amounts that we have not yet received in cash, such as: (i) amortization of original issue discount, which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances; (ii) contractual payment-in-kind, or PIK, interest, which represents contractual interest added to the loan balance and due at the end of the loan term; or (iii) amortization of market discount, which is associated with loans purchased in the secondary market at a discount to par value. Such amortization of original issue discounts, increases in loan balances as a result of contractual PIK arrangements or amortization of market discount will be included in income before we receive the corresponding cash payments. We also may be required to include in income certain other amounts before we receive such amounts in cash. Loans structured with these features may represent a higher level of credit risk than loans the interest on which must be paid in cash on a current basis. For the quarter ended March 31, 2011, approximately 4.5% of our total investment income was attributable to PIK income, approximately 1.7% of our total investment income was attributable to amortization of original issue discount and approximately 0.3% of our total investment income was attributable to amortization of market discount on loans purchased in the secondary market at a discount.

        Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, please see "Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company."

We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

        We may distribute taxable dividends that are payable in part in our stock. Under an IRS revenue procedure, up to 90% of any such taxable dividend declared on or before December 31, 2012 with respect to taxable years ended on or before December 31, 2011 could be payable in our stock. Where the IRS revenue procedure is not currently applicable, the IRS has also issued private letter rulings on cash and stock dividends paid by RICs and real estate investment trusts using a 20% cash standard (and, more recently, the 10% cash standard of the above-referenced IRS revenue procedure) if certain requirements are satisfied. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

Each of the Funds, as an SBIC, may be unable to make distributions to us that will enable us to meet or maintain RIC status, which could result in the imposition of an entity-level tax.

        In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level taxes, we will be required to distribute substantially all of our net ordinary income and net capital gain income, including income from certain of our subsidiaries, which includes the income from the Funds. We will be partially dependent on the Funds for cash distributions to enable us to meet the RIC distribution requirements. The Funds may be limited by the Small Business Investment Act of 1958, and SBIC regulations governing SBICs, from making certain distributions to us that may be necessary to enable us to maintain our status as a RIC. We may have to request a waiver of the SBA's restrictions for the Funds to make certain distributions to maintain our eligibility for RIC status. We cannot assure you that the SBA will grant such waiver and if the Funds are unable to obtain a waiver, compliance with the SBIC regulations may result in loss of RIC tax treatment and a consequent imposition of an entity-level tax on us.

Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a RIC, we will continue to need additional capital to finance our growth, and regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

        In order to satisfy the requirements applicable to a RIC and to minimize corporate-level taxes, we intend to distribute to our stockholders substantially all of our net ordinary income and net capital gain income. We may carry forward excess undistributed taxable income into the next year, net of the 4% excise tax. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. As a BDC, we generally are required to meet an asset coverage ratio, as defined in the 1940 Act, of at least 200% immediately after each issuance of senior securities. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so.

        While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. In addition, as a BDC, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value could decline.

Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock.

        The 1940 Act prohibits us from selling shares of our common stock at a price below the current net asset value per share of such stock, with certain exceptions. One such exception is prior stockholder approval of issuances below net asset value provided that our Board of Directors makes certain determinations. At our 2010 annual meeting of stockholders, our stockholders approved a proposal that authorizes us to sell shares of our common stock below the then current net asset value per share of our common stock in one or more offerings for a period of one year ending on June 9, 2011. Continued access to this exception will require approval of similar proposals at future stockholder meetings. At our 2008 annual meeting of stockholders, our stockholders also approved a proposal to authorize us to issue securities to subscribe to, convert to, or purchase shares of our common stock in one or more offerings. Any decision to sell shares of our common stock below the then current net asset value per share of our common stock or securities to subscribe to, convert to, or purchase shares of our common stock would be subject to the determination by our Board of Directors that such issuance is in our and our stockholders' best interests.

        If we were to sell shares of our common stock below net asset value per share, such sales would result in an immediate dilution to the net asset value per share. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in a stockholder's interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. In addition, if we issue securities to subscribe to, convert to or purchase shares of common stock, the exercise or conversion of such securities would increase the number of outstanding shares of our common stock. Any such exercise would be dilutive on the voting power of existing stockholders, and could be dilutive with regard to dividends and our net asset value, and other economic aspects of the common stock.

        Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted; however, the example below illustrates the effect of dilution to existing stockholders resulting from the sale of common stock at prices below the net asset value of such shares. Please see "Sales of Common Stock Below Net Asset Value" for a more complete discussion of the potentially dilutive impacts of an offering at a price less than net asset value, or NAV, per share.

        Illustration: Example of Dilutive Effect of the Issuance of Shares Below Net Asset Value.    Assume that Company XYZ has 1,000,000 total shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The net asset value per share of the common stock of Company XYZ is $10.00. The following table illustrates the reduction to net asset value, or NAV, and the dilution experienced by Stockholder A following the sale of 40,000 shares of the common stock of Company XYZ at $9.50 per share, a price below its NAV per share.

	Prior to Sale Below NAV	Following Sale Below NAV		Percentage Change
Reduction to NAV
Total Shares Outstanding	1,000,000	1,040,000		4.0%
NAV per share	$10.00	$9.98		(0.2)%
Dilution to Existing Stockholder
Shares Held by Stockholder A	10,000	10,000	(1)	0.0%
Percentage Held by Stockholder A	1.00%	0.96%		(3.8)%
Total Interest of Stockholder A in NAV	$100,000	$99,808		(0.2)%

(1)
Assumes that Stockholder A does not purchase additional shares in the sale of shares below NAV.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

        We, the Funds, and our portfolio companies are subject to applicable local, state and federal laws and regulations, including, without limitation, federal immigration laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. In addition, any change to the SBA's current debenture SBIC program could have a significant impact on our ability to obtain lower-cost leverage, through the Funds, and therefore, our ability to compete with other finance companies.

        Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our investment team to other types of investments in which our investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Terrorist attacks, acts of war or natural disasters may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.

        Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

Risks Related to Our Investments

Our investments in portfolio companies involve higher levels of risk, and we could lose all or part of our investment.

        Investing in our portfolio companies involves a number of significant risks. Among other things, these companies:

  •
  may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

  •
  may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

  •
  are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation, termination, or significant under-performance of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

  •
  generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

  •
  generally have less publicly available information about their businesses, operations and financial condition. We are required to rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

        In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

The lack of liquidity in our investments may adversely affect our business.

        We invest, and will continue to invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

        We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

        We invest primarily in secured term debt as well as equity issued by LMM and middle market companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

        Even though we may have structured certain of our investments as secured loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower's business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender's liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

        Certain loans that we make are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender's consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us to enter into an "intercreditor agreement" prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we are requested to execute expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.

        Finally, the value of the collateral securing our debt investment will ultimately depend on market and economic conditions, the availability of buyers and other factors. Therefore, there can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by our first or second priority liens. There is also a risk that such collateral securing our investments will decrease in value over time, will be difficult to sell in a timely manner, will be difficult to appraise and will fluctuate in value based upon the success of the portfolio company and market conditions. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by our second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company's remaining assets, if any.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

        We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market's assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our RIC asset diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

We generally will not control our portfolio companies.

        We do not, and do not expect to, control the decision making in many of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest will make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, will take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that would decrease the value of our portfolio holdings.

Defaults by our portfolio companies will harm our operating results.

        A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to non-payment of interest and other defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company's ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

        As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our loan portfolio could be an indication of a portfolio company's inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

        We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Changes in interest rates may affect our cost of capital and net investment income.

        Some of our debt investments will bear interest at variable rates and the interest income from these investments could be negatively affected by decreases in market interest rates. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, a significant increase in market interest rates could increase our cost of capital, which would reduce our net investment income. Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our dividend rate, a situation which could reduce the value of our common stock. Conversely, a decrease in interest rates may have an adverse impact on our returns by requiring us to seek lower yields on our debt investments and by increasing the risk that our portfolio companies will prepay our debt investments, resulting in the need to redeploy capital at potentially lower rates. A decrease in market interest rates may also adversely impact our returns on idle funds, which would reduce our net investment income.

We may not realize gains from our equity investments.

        Certain investments that we have made in the past and may make in the future include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

Our marketable securities and idle funds investments are subject to risks similar to our portfolio company investments.

        Marketable securities and idle funds investments can include, among other things, secured and unsecured debt investments, independently rated debt investments and diversified bond funds. Many of these investments in debt obligations are, or would be if rated, below investment grade quality. Indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, similar to our portfolio investments in the lower middle market. See "—Our investments in portfolio companies involve higher levels of risk, and we could lose all or part of our investment." Many of these marketable securities and idle funds investments are purchased through over the counter or other markets and are therefore liquid at the time of purchase but may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. See "—The lack of liquidity in our investments may adversely affect our business" for a description of risks related to holding illiquid investments. In addition, domestic and foreign markets are complex and interrelated, so that events in one sector of the world markets or economy, or in one geographical region, can reverberate and have materially negative consequences for other market, economic or regional sectors in a manner that may not be foreseen and which may materially affect the market price of our marketable securities and idle funds investments. Other risks that our portfolio investments are subject to are also applicable to these marketable securities and idle funds investments.

Risks Relating to Our Common Stock

Shares of closed-end investment companies, including BDCs, may trade at a discount to their net asset value.

        Shares of closed-end investment companies, including BDCs, may trade at a discount to net asset value. This characteristic of closed-end investment companies and BDCs is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value. In addition, if our common stock trades below net asset value, we will generally not be able to issue additional common stock at the market price unless our stockholders approve such a sale and our Board of Directors makes certain determinations. See "—Risks Relating to Our Business and Structure—Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock" for a discussion of a proposal approved by our stockholders that permits us to issue shares of our common stock below net asset value.

We may be unable to invest a significant portion of the net proceeds from an offering or from exiting an investment or other capital on acceptable terms, which could harm our financial condition and operating results.

        Delays in investing the net proceeds raised in an offering or from exiting an investment or other capital may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of any offering or from exiting an investment or other capital on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

        We anticipate that, depending on market conditions and the amount of the capital, it may take us a substantial period of time to invest substantially all the capital in securities meeting our investment objective. During this period, we will invest the capital primarily in marketable securities and idle funds investments, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay during such period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of any offering or from exiting an investment or other capital are invested in securities meeting our investment objective, the market price for our common stock may decline. Thus, the initial return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

Investing in our common stock may involve an above average degree of risk.

        The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The market price of our common stock may be volatile and fluctuate significantly.

        Fluctuations in the trading prices of our shares may adversely affect the liquidity of the trading market for our shares and, if we seek to raise capital through future equity financings, our ability to raise such equity capital. The market price and liquidity of the market for our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

  •
  significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

  •
  changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs, BDCs or SBICs;

  •
  inability to obtain any exemptive relief that may be required by us in the future from the SEC;

  •
  loss of our BDC or RIC status or either of the Funds' status as an SBIC;

  •
  changes in our earnings or variations in our operating results;

  •
  changes in the value of our portfolio of investments;

  •
  any shortfall in our investment income or net investment income or any increase in losses from levels expected by investors or securities analysts;

  •
  loss of a major funding source;

  •
  fluctuations in interest rates;

  •
  the operating performance of companies comparable to us;

  •
  departure of our key personnel;

  •
  global or national credit market changes; and

  •
  general economic trends and other external factors.

Provisions of the Maryland General Corporation Law and our articles of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

        The Maryland General Corporation Law and our articles of incorporation and bylaws contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our company or the removal of our incumbent directors. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third-party bids for ownership of our company. These provisions may prevent any premiums being offered to you for our common stock.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

        Some of the statements in this prospectus and any accompanying prospectus supplement constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement may include statements as to:

  •
  our future operating results and dividend projections;

  •
  our business prospects and the prospects of our portfolio companies;

  •
  the impact of the investments that we expect to make;

  •
  the ability of our portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  the adequacy of our cash resources and working capital; and

  •
  the timing of cash flows, if any, from the operations of our portfolio companies.

        In addition, words such as "anticipate," "believe," "expect" and "intend" indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and elsewhere in this prospectus and any accompanying prospectus supplement. Other factors that could cause actual results to differ materially include:

  •
  changes in the economy;

  •
  risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

  •
  future changes in laws or regulations and conditions in our operating areas.

        We have based the forward-looking statements included in this prospectus and will base the forward-looking statements included in any accompanying prospectus supplement on information available to us on the date of this prospectus and any accompanying prospectus supplement, as appropriate, and we assume no obligation to update any such forward-looking statements, except as required by law. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you, including in the form of a prospectus supplement or post-effective amendment to the registration statement, or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

 USE OF PROCEEDS

        We intend to use the net proceeds from any offering to make investments in accordance with our investment objective and strategies described in this prospectus or any prospectus supplement, to make investments in marketable securities and idle funds investments, which may include investments in secured intermediate term bank debt, rated debt securities and other income producing investments, to pay our operating expenses and other cash obligations, and for general corporate purposes. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. See "Risk Factors—Risks Relating to Our Common Stock—We may be unable to invest a significant portion of the net proceeds from an offering or from exiting an investment or other capital on acceptable terms, which could harm our financial condition and operating results." The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such an offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

        Our common stock is traded on the New York Stock Exchange ("NYSE") under the symbol "MAIN." Prior to October 14, 2010, our common stock was traded on the NASDAQ Global Select Market under the same symbol "MAIN." Our common stock began trading on the NASDAQ Global Select Market on October 5, 2007. Prior to that date, there was no established public trading market for our common stock.

        The following table sets forth, for each fiscal quarter since our common stock began trading, the range of high and low closing prices of our common stock as reported on the NYSE and on the NASDAQ Global Select Market, as applicable, and the sales price as a percentage of the net asset value per share of our common stock ("NAV").

				Percentage of High Sales Price to NAV(2)	Percentage of Low Sales Price to NAV(2)
		Price Range
	NAV(1)	High	Low
Year ending December 31, 2011
Second Quarter (to June 2, 2011)	*	$19.03	$17.99	*	*
First Quarter	$13.90	19.71	17.86	142%	128%
Year ended December 31, 2010
Fourth Quarter	$13.06	$18.19	$16.01	139%	123%
Third Quarter	12.73	16.90	14.78	133	116
Second Quarter	12.21	16.90	13.71	138	112
First Quarter	11.95	16.14	13.95	135	117
Year ended December 31, 2009
Fourth Quarter	$11.96	$16.35	$13.29	137%	111%
Third Quarter	12.01	14.25	13.03	119	108
Second Quarter	11.80	14.74	9.66	125	82
First Quarter	11.84	10.43	9.07	88	77
Year ended December 31, 2008
Fourth Quarter	$12.20	$11.95	$8.82	98%	72%
Third Quarter	12.49	14.40	11.38	115	91
Second Quarter	13.02	14.40	10.90	111	84
First Quarter	12.87	14.10	12.75	110	99
Year ended December 31, 2007
October 5, 2007 to December 31, 2007(3)	$12.85	$15.02	$13.60	117%	106%

(1)
NAV is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period. Net asset value has not yet been determined for the second quarter of 2011.

(2)
Calculated as the respective high or low share price divided by NAV listed for such period.

(3)
Our stock began trading on October 5, 2007.

        On June 2, 2011, the last sale price of our common stock on the NYSE was $18.33 per share, and there were approximately 190 holders of record of the common stock which did not include shareholders for whom shares are held in "nominee" or "street name."

        Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the common stock offered hereby will trade at, above, or below net asset value. Since our IPO in October 2007, our shares of common stock have traded at prices both less than and exceeding our net asset value.

        From our IPO through the third quarter of 2008, we paid quarterly dividends, but in the fourth quarter of 2008 we began paying, and we intend to continue paying, monthly dividends to our stockholders. Our monthly dividends, if any, will be determined by our Board of Directors on a quarterly basis.

        The following table summarizes our dividends declared to date:

Date Declared	Record Date	Payment Date	Amount(1)
Fiscal year 2011
March 9, 2011	March 24, 2011	April 15, 2011	$0.130
March 9, 2011	April 21, 2011	May 16, 2011	$0.130
March 9, 2011	May 20, 2011	June 15, 2011	$0.130
December 9, 2010	February 22, 2011	March 15, 2011	$0.125
December 9, 2010	January 20, 2011	February 15, 2011	$0.125
December 9, 2010	January 6, 2011	January 14, 2011	$0.125

Total			$0.765

Fiscal year 2010
September 8, 2010	November 19, 2010	December 15, 2010	$0.125	(2)
September 8, 2010	October 21, 2010	November 15, 2010	$0.125	(2)
September 8, 2010	September 23, 2010	October 15, 2010	$0.125	(2)
June 3, 2010	August 20, 2010	September 15, 2010	$0.125	(2)
June 3, 2010	July 21, 2010	August 16, 2010	$0.125	(2)
June 3, 2010	June 21, 2010	July 15, 2010	$0.125	(2)
March 9, 2010	May 20, 2010	June 15, 2010	$0.125	(2)
March 9, 2010	April 21, 2010	May 14, 2010	$0.125	(2)
March 9, 2010	March 25, 2010	April 15, 2010	$0.125	(2)
December 8, 2009	February 22, 2010	March 15, 2010	$0.125	(2)
December 8, 2009	January 21, 2010	February 16, 2010	$0.125	(2)
December 8, 2009	January 6, 2010	January 15, 2010	$0.125	(2)

Total			$1.500

Date Declared	Record Date	Payment Date	Amount(1)
Fiscal year 2009
September 3, 2009	November 20, 2009	December 15, 2009	$0.125	(3)
September 3, 2009	October 21, 2009	November 16, 2009	$0.125	(3)
September 3, 2009	September 21, 2009	October 15, 2009	$0.125	(3)
June 3, 2009	August 20, 2009	September 15, 2009	$0.125	(3)
June 3, 2009	July 21, 2009	August 14, 2009	$0.125	(3)
June 3, 2009	June 19, 2009	July 15, 2009	$0.125	(3)
March 4, 2009	May 21, 2009	June 15, 2009	$0.125	(3)
March 4, 2009	April 21, 2009	May 15, 2009	$0.125	(3)
March 4, 2009	March 20, 2009	April 15, 2009	$0.125	(3)
December 3, 2008	February 20, 2009	March 16, 2009	$0.125	(3)
December 3, 2008	January 22, 2009	February 16, 2009	$0.125	(3)
December 3, 2008	December 19, 2008	January 15, 2009	$0.125	(4)

Total			$1.500

Fiscal year 2008
Total			$1.425	(4)

Fiscal year 2007
Total			$0.330	(5)

Cumulative dividends declared or paid since the initial public offering			$5.520

(1)
The determination of the tax attributes of Main Street's distributions is made annually, based upon its taxable income for the full year and distributions paid for the full year. Ordinary dividend distributions from a RIC do not qualify for the 15% maximum tax rate on dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations.

(2)
These dividends attributable to fiscal year 2010 for tax purposes were comprised of ordinary income of $1.22 per share, long term capital gain of $0.27 per share, and qualified dividend income of $0.01 per share.

(3)
These dividends attributable to fiscal year 2009 for tax purposes were comprised of ordinary income of $1.22 per share and long term capital gain of $0.16 per share.

(4)
These dividends attributable to fiscal year 2008 for tax purposes were comprised of ordinary income of $0.95 per share and long term capital gain of $0.60 per share and included dividends declared during fiscal year 2008 and the dividend declared and accrued as of December 31, 2008 but paid on January 15, 2009, pursuant to the Code.

(5)
This quarterly dividend attributable to fiscal year 2007 was comprised of ordinary income of $0.105 per share and long term capital gain of $0.225 per share.

        To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We will be subject to a 4% nondeductible federal excise tax on certain undistributed taxable income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending December 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the "Excise Tax Avoidance Requirement"). Dividends declared and paid by us in a year will generally differ from taxable income for that year, as such dividends may include the distribution of current year taxable income, less amounts carried over into the following year, and the distribution of prior year taxable income carried over into and distributed in the current year. For amounts we carry over into the following year, we will be required to pay the 4% excise tax described above. We may retain for investment some or all of our net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, our stockholders will be treated as if they had received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. In general, our stockholders also would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to their allocable shares of the tax we paid on the capital gains deemed distributed to them. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

        Pursuant to a revenue procedure issued by the Internal Revenue Service, or the IRS, the IRS has indicated that it will treat distributions from certain publicly traded RICs (including business development companies) that are paid part in cash and part in stock as dividends that would satisfy the RIC's annual distribution requirements. In order to qualify for such treatment, the revenue procedure requires that at least 10% of the total distribution be paid in cash and that each stockholder have a right to elect to receive its entire distribution in cash. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a proportionate share of the cash to be distributed (although no stockholder electing to receive cash may receive less than 10% of such stockholder's distribution in cash). This revenue procedure applies to distributions declared on or before December 31, 2012, with respect to taxable years ended on or before December 31, 2011.

        Where the IRS revenue procedure is not currently applicable, the IRS has also issued private letter rulings on cash and stock dividends paid by RICs and real estate investment trusts using a 20% cash standard (and, more recently, the 10% cash standard of the above-referenced IRS revenue procedure) if certain requirements are satisfied.

SELECTED FINANCIAL DATA

        The selected financial data below reflects the combined operations of MSMF and MSMF GP for the year ended December 31, 2006 and the consolidated operations of Main Street and its subsidiaries for the years ended December 31, 2007, 2008, 2009, and 2010 and for the three months ended March 31, 2010 and 2011. The selected financial data at December 31, 2006, 2007, 2008, 2009, and 2010 and for the years ended December 31, 2006, 2007, 2008, 2009, and 2010, have been derived from combined/consolidated financial statements that have been audited by Grant Thornton LLP, an independent registered public accounting firm. The selected financial data at March 31, 2011, and for the three months ended March 31, 2010 and 2011, have been derived from unaudited financial data but, in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the financial condition and operating results for such interim periods. Interim results as of and for the three months ended March 31, 2011 are not necessarily indicative of the results that may be expected for the year ending December 31, 2011. You should read this selected financial data in conjunction with our "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Senior Securities" and the financial statements and related notes included in this prospectus.

	Years Ended December 31,					Three Months Ended March 31,
	2006	2007	2008	2009	2010	2010	2011
	(dollars in thousands)
						(Unaudited)
Statement of operations data:
Investment income:
Total interest, fee and dividend income	$9,013	$11,312	$16,123	$14,283	$33,525	$6,267	$11,127
Interest from idle funds and other	749	1,163	1,172	1,719	2,983	826	2,247

Total investment income	9,762	12,475	17,295	16,002	36,508	7,093	13,374

Expenses:
Interest	(2,717)	(3,246)	(3,778)	(3,791)	(9,058)	(1,993)	(2,902)
General and administrative	(198)	(512)	(1,684)	(1,351)	(1,437)	(426)	(507)
Expenses reimbursed to Investment Manager	—	—	(1,007)	(570)	(5,263)	(1,152)	(2,130)
Share-based compensation	—	—	(511)	(1,068)	(1,489)	(302)	(443)
Management fees to affiliate	(1,942)	(1,500)	—	—	—	—	—
Professional costs related to initial public offering	—	(695)	—	—	—	—	—

Total expenses	(4,857)	(5,953)	(6,980)	(6,780)	(17,247)	(3,873)	(5,982)

Net investment income	4,905	6,522	10,315	9,222	19,261	3,220	7,392
Total net realized gain (loss) from investments	2,430	4,692	1,398	(7,798)	(2,880)	(4,060)	—

Net realized income	7,335	11,214	11,713	1,424	16,381	(840)	7,392
Total net change in unrealized appreciation (depreciation)	8,488	(5,406)	(3,961)	8,242	19,639	5,504	4,131
Income tax benefit (provision)	—	(3,263)	3,182	2,290	(941)	(385)	(1,200)
Bargain purchase gain	—	—	—	—	4,891	4,891	—

Net increase (decrease) in net assets resulting from operations	15,823	2,545	10,934	11,956	39,970	9,170	10,323
Noncontrolling interest	—	—	—	—	(1,226)	(113)	—

Net increase (decrease) in net assets resulting from operations attributable to common stock	$15,823	$2,545	$10,934	$11,956	$38,744	$9,057	$10,323

Net investment income per share—basic and diluted	N/A	$0.76	$1.13	$0.92	$1.16	$0.22	$0.38
Net realized income per share—basic and diluted	N/A	$1.31	$1.29	$0.14	$0.99	$(0.06)	$0.38
Net increase in net assets resulting from operations attributable to common stock per share—basic and diluted	N/A	$0.30	$1.20	$1.19	$2.38	$0.63	$0.54
Weighted average shares outstanding—basic and diluted	N/A	8,587,701	9,095,904	10,042,639	16,292,846	14,356,785	19,217,690

	As of December 31,					As of March 31,
	2006	2007	2008	2009	2010	2011
	(dollars in thousands)
						(Unaudited)
Balance sheet data:
Assets:
Total portfolio investments at fair value	$73,711	$105,650	$127,007	$156,740	$348,811	$392,527
Marketable securities and idle funds investments	—	24,063	4,390	3,253	68,753	98,751
Cash and cash equivalents	13,769	41,889	35,375	30,620	22,334	29,064
Deferred tax asset	—	—	1,121	2,716	1,958	808
Interest receivable and other assets	630	1,576	1,101	1,510	4,524	5,180
Deferred financing costs, net of accumulated amortization	1,333	1,670	1,635	1,611	2,544	3,486

Total assets	$89,443	$174,848	$170,629	$196,450	$448,924	$529,816

Liabilities and net assets:
SBIC debentures	$45,100	$55,000	$55,000	$65,000	$155,558	$185,519
Credit facility	—	—	—	—	39,000	15,000
Deferred tax liability	—	3,026	—	—	—	—
Interest payable	855	1,063	1,108	1,069	3,195	863
Dividend payable	—	—	726	—	—	2,183
Accounts payable and other liabilities	216	610	1,439	721	1,188	2,901

Total liabilities	46,171	59,699	58,273	66,790	198,941	206,466
Total net asset value	43,272	115,149	112,356	129,660	245,535	319,012
Noncontrolling interest	—	—	—	—	4,448	4,338

Total liabilities and net assets	$89,443	$174,848	$170,629	$196,450	$448,924	$529,816

Other data:
Weighted average effective yield on LMM debt investments(1)	15.0%	14.3%	14.0%	14.3%	14.5%	14.6%
Number of LMM portfolio companies(2)	24	27	31	35	44	48
Weighted average effective yield on privately placed debt investments(1)	N/A	N/A	N/A	14.4%	12.5%	11.3%
Number of privately placed portfolio companies	N/A	N/A	N/A	4	15	16
Expense ratios (as percentage of average net assets):
Operating expenses(3)	5.5%	4.8%	2.8%	2.5%	4.0%	1.1	%(4)
Interest expense	7.0%	5.7%	3.3%	3.1%	4.3%	1.0	%(4)

(1)
Weighted-average effective yield is calculated based on our debt investments at the end of each period and includes amortization of deferred debt origination fees and accretion of original issue discount, but excludes debt investments on non-accrual status.

(2)
Excludes the investment in affiliated Investment Manager, as discussed elsewhere in this prospectus.

(3)
The ratio for the year ended December 31, 2007 reflects the impact of professional costs related to the IPO. These costs were 25.7% of operating expenses for the year.

(4)
Not annualized.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The following discussion should be read in conjunction with our financial statements and the notes thereto included elsewhere in this prospectus.

        Statements we make in the following discussion which express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements that are subject to risks, uncertainties and assumptions. Our actual results, performance or achievements, or industry results, could differ materially from those we express in the following discussion as a result of a variety of factors, including the risks and uncertainties we have referred to under the headings "Cautionary Statement Concerning Forward-Looking Statements" and "Risk Factors" in this prospectus.

ORGANIZATION

        Main Street Capital Corporation ("MSCC") was formed on March 9, 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP ("MSMF") and its general partner, Main Street Mezzanine Management, LLC ("MSMF GP"), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the "Investment Manager"), (iii) raising capital in an initial public offering, which was completed in October 2007 (the "IPO"), and (iv) thereafter operating as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSMF is licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA") and the Investment Manager acts as MSMF's manager and investment adviser. Because the Investment Manager, which employs all of the executive officers and other employees of MSCC, is wholly owned by us, we do not pay any external investment advisory fees, but instead we incur the operating costs associated with employing investment and portfolio management professionals through the Investment Manager. The IPO and related transactions discussed above were consummated in October 2007 and are collectively termed the "Formation Transactions."

        On January 7, 2010, MSCC consummated transactions (the "Exchange Offer") to exchange 1,239,695 shares of its common stock for approximately 88% of the total dollar value of the limited partner interests in Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds"). Pursuant to the terms of the Exchange Offer, 100% of the membership interests in the general partner of MSC II, Main Street Capital II GP, LLC ("MSC II GP"), were also transferred to MSCC for no consideration. MSC II commenced operations in January 2006, is an investment fund that operates as an SBIC, and is also managed by the Investment Manager. The Exchange Offer and related transactions, including the transfer of the MSC II GP interests, are collectively termed the "Exchange Offer Transactions" (see Note I to the unaudited consolidated financial statements). As of March 31, 2011, an approximately 12% minority ownership in the total dollar value of the MSC II limited partnership interests remained outstanding, including approximately 5% owned by affiliates of MSCC. We have submitted an exemptive relief application to the SEC to permit us to acquire the approximately 5% ownership in the total dollar value of the MSC II limited partnership interests held by affiliates of MSCC using the same valuation formula utilized in the Exchange Offer. There can be no assurance that we will obtain the exemptive relief or that if we do obtain such relief it will be obtained on the terms we have outlined in our request.

        MSCC has elected to be treated for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders as dividends.

        MSCC has direct or indirect subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of these entities is to hold certain investments that generate "pass through" income for tax purposes. The Taxable Subsidiaries are each taxed at their normal corporate tax rates based on their taxable income.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its subsidiaries, including the Funds and the Taxable Subsidiaries.

OVERVIEW

        We are a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies, which we generally define as companies with annual revenues between $10 million and $100 million that operate in diverse industries. We invest primarily in secured debt instruments, equity investments, warrants and other securities of LMM companies based in the United States. Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our LMM portfolio investments generally range in size from $3 million to $20 million.

        We seek to fill the current financing gap for LMM businesses, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the lower middle market creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company's capital structure, from senior secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing solutions, or "one stop" financing. Providing customized, "one stop" financing solutions has become even more relevant to our LMM portfolio companies in the current investing environment. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. We believe that our LMM investment strategy has a lower correlation to the broader debt and equity markets.

        In addition to our primary investment strategy of investing in LMM companies, we opportunistically pursue investments in privately placed debt securities. Our private placement investment portfolio primarily consists of direct or secondary private placements of interest bearing debt securities in companies that are generally larger in size than the LMM companies included in our investment portfolio. As of March 31, 2011, we had privately placed portfolio investments in 16 companies collectively totaling approximately $75.6 million in fair value with a total cost basis of approximately $72.8 million. The weighted average revenues for the 16 privately placed portfolio company investments was approximately $463 million. All of our privately placed portfolio investments were in the form of debt investments and 65% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average effective yield on our privately placed portfolio debt investments was approximately 11.3% as of March 31, 2011.

        Our portfolio investments are generally made through MSCC and the Funds. MSCC and the Funds share the same investment strategies and criteria, although they are subject to different regulatory regimes. An investor's return in MSCC will depend, in part, on the Funds' investment returns as MSMF is a wholly owned subsidiary of MSCC and MSC II is a majority owned subsidiary of MSCC.

        The level of new portfolio investment activity will fluctuate from period to period based upon our view of the current economic fundamentals, our ability to identify new investment opportunities that meet our investment criteria, and our ability to consummate the identified opportunities. The level of new investment activity, and associated interest and fee income, will directly impact future investment income. In addition, the level of dividends paid by portfolio companies and the portion of our portfolio debt investments on non-accrual status will directly impact future investment income. While we intend to grow our portfolio and our investment income over the long-term, our growth and our operating results may be more limited during depressed economic periods. However, we intend to appropriately manage our cost structure and liquidity position based on applicable economic conditions and our investment outlook. The level of realized gains or losses and unrealized appreciation or depreciation will also fluctuate depending upon portfolio activity and the performance of our individual portfolio companies. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.

        For the three months ended March 31, 2011, we paid dividends on a monthly basis totaling $0.375 per share, or $7.1 million. In March 2011, we declared monthly dividends for the second quarter of 2011 totaling $0.39 per share, representing a 4% increase from the dividends paid in the first quarter of 2011. During 2010, we paid monthly dividends of $0.125 per share, or $1.50 per share for the entire year. Including the dividends declared for the second quarter of 2011, we will have paid approximately $5.52 per share in cumulative dividends since our October 2007 initial public offering.

        At March 31, 2011, we had $127.8 million in cash and cash equivalents, marketable securities, and idle funds investments. In March 2011, we completed a follow-on public stock offering in which we sold 4,025,000 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $18.35 per share (or approximately 141% of the then latest reported Net Asset Value per share), resulting in total net proceeds of approximately $70.3 million, after deducting underwriters' commissions and offering costs.

CRITICAL ACCOUNTING POLICIES

  Basis of Presentation

        Our financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). For the three months ended March 31, 2011 and 2010, our consolidated financial statements include the accounts of MSCC and its consolidated subsidiaries, including the Funds. Portfolio investments, as used herein, refers to all of our portfolio investments in LMM companies, private placement portfolio investments, and our investment in the Investment Manager and excludes all of our "Marketable securities and idle funds investments." Private placement portfolio investments include investments made through direct or secondary purchases of interest-bearing debt securities in companies that are generally larger in size than the LMM companies included as part of our portfolio investments. "Marketable securities and idle funds investments" are classified as financial instruments and are reported separately on our Consolidated Balance Sheets and Consolidated Schedule of Investments due to the nature of such investments. Our results of operations and cash flows for the three months ended March 31, 2011 and 2010, and financial position as of March 31, 2011 and December 31, 2010, are presented on a consolidated basis. The effects of all intercompany transactions between Main Street and its consolidated subsidiaries have been eliminated in consolidation. Certain reclassifications have been made to prior period balances to conform with the current financial statement presentation, including the reclassification of private placement portfolio investments which were formerly classified as "Marketable securities and idle funds investments" and are now classified as portfolio investments in the "Non-Control/Non-Affiliate investments" category due to our current intent to hold such investments until their maturity and the fact that their terms adhere more to our portfolio investment strategy.

        The accompanying unaudited consolidated financial statements of Main Street are presented in conformity with U.S. GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods included herein. The results of operations for the three months ended March 31, 2011 are not necessarily indicative of the operating results to be expected for the full year. Also, the unaudited financial statements and notes should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2010. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

        Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the Audit and Accounting Guide for Investment Companies issued by the American Institute of Certified Public Accountants (the "AICPA Guide"), we are precluded from consolidating portfolio company investments, including those in which we have a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in the AICPA Guide occurs if we own a controlled operating company that provides all or substantially all of its services directly to us, or to an investment company of ours. None of the investments made by us qualify for this exception. Therefore, our portfolio investments are carried on the balance sheet at fair value, as discussed further in Note B to our consolidated financial statements, with any adjustments to fair value recognized as "Net Change in Unrealized Appreciation (Depreciation)" on our Statement of Operations until the investment is exited, resulting in any gain or loss on exit being recognized as a "Net Realized Gain (Loss) from Investments."

  Portfolio Investment Valuation

        The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of our portfolio investments and the related amounts of unrealized appreciation and depreciation. As of March 31, 2011 and December 31, 2010, approximately 74% and 78%, respectively, of our total assets represented investments in portfolio companies valued at fair value (including our investment in the Investment Manager). We are required to report our investments at fair value. We follow the provisions of the Accounting Standards Codification ("Codification" or "ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements.

        Our portfolio strategy calls for us to invest primarily in illiquid securities issued by private, LMM companies as well as privately placed debt securities issued by private, middle market companies that are generally larger in size than the LMM companies. These portfolio investments may be subject to restrictions on resale and will generally have no established trading market. We determine in good faith the fair value of our portfolio investments pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by our Board of Directors and in accordance with the 1940 Act. We review external events, including private mergers, sales and acquisitions involving comparable companies, and include these events in the valuation process. Our valuation policy and process is intended to provide a consistent basis for determining the fair value of the portfolio.

        For valuation purposes, control investments are composed of equity and debt securities for which we have a controlling interest in the portfolio company or have the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for our control investments. As a result, we determine the fair value of control investments using a combination of market and income approaches. Under the market approach, we will typically use the enterprise value methodology to determine the fair value of these investments. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, we analyze various factors, including the portfolio company's historical and projected financial results. We allocate the enterprise value to investments in order of the legal priority of the investments. We will also use the income approach to determine the fair value of these securities, based on projections of the discounted future free cash flows that the portfolio company or the debt security will likely generate. The valuation approaches for our control investments estimate the value of the investment if we were to sell, or exit, the investment, assuming the highest and best use of the investment by market participants. In addition, these valuation approaches consider the value associated with our ability to control the capital structure of the portfolio company, as well as the timing of a potential exit.

        For valuation purposes, non-control LMM portfolio investments are composed of debt and equity securities for which we do not have a controlling interest in the portfolio company, or the ability to nominate a majority of the portfolio company's board of directors. Market quotations for non-control LMM portfolio investments are generally not readily available. For our non-control LMM portfolio investments, we use a combination of the market and income approaches to value our equity investments and the income approach to value our debt instruments. For non-control LMM debt investments, we determine the fair value primarily using a yield approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Our estimate of the expected repayment date of an LMM debt security is generally the legal maturity date of the instrument, as we generally intend to hold our loans to maturity. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. We will use the value determined by the yield analysis as the fair value for that security; however, because of our general intent to hold our loans to maturity, the fair value will not exceed the face amount of the LMM debt security. A change in the assumptions that we use to estimate the fair value of our LMM debt securities using the yield analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or an LMM debt security is in workout status, we may consider other factors in determining the fair value of the LMM debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis.

        Our private placement portfolio investments primarily consist of direct or secondary purchases of interest-bearing securities in companies that are generally larger in size than the LMM companies included in our investment portfolio. For valuation purposes, all of our private placement portfolio investments are non-control investments and are composed of debt securities for which we do not have a controlling interest in the portfolio company, or the ability to nominate a majority of the portfolio company's board of directors. We primarily use observable inputs to determine the fair value of these investments through obtaining third party quotes or independent pricing.

        Due to the inherent uncertainty in the valuation process, our estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. We estimate the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

  Revenue Recognition

  Interest and Dividend Income

        We record interest and dividend income on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared or at the point an obligation exists for the portfolio company to make a distribution. In accordance with our valuation policy, we evaluate accrued interest and dividend income periodically for collectability. When a loan or debt security becomes 90 days or more past due, and if we otherwise do not expect the debtor to be able to service all of its debt or other obligations, we will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security's status significantly improves regarding the debtor's ability to service the debt or other obligations, or if a loan or debt security is fully impaired, sold or written off, we will remove it from non-accrual status.

  Fee Income

        We may periodically provide services, including structuring and advisory services, to our portfolio companies. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are accreted into interest income over the life of the financing.

  Payment-in-Kind ("PIK") Interest and Cumulative Dividends

        While not significant to the total portfolio, we hold debt and preferred equity instruments in our investment portfolio that contain payment-in-kind ("PIK") interest and cumulative dividend provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. Cumulative dividends are recorded as dividend income, and any dividends in arrears are added to the balance of the preferred equity investment. The actual collection of dividends in arrears may be deferred until such time as the preferred equity is redeemed. To maintain RIC tax treatment (as discussed below), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though we may not have collected the PIK interest and cumulative dividends in cash. We will stop accruing PIK interest and cumulative dividends and will write off any accrued and uncollected interest and dividends in arrears when it is determined that such PIK interest and dividends in arrears are no longer collectible.

  Share-Based Compensation

        We account for our share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, we measured the grant date fair value based upon the market price of our common stock on the date of the grant and will amortize this fair value to share-based compensation expense over the requisite service period or vesting term.

  Income Taxes

        MSCC has elected and intends to continue to qualify for the tax treatment applicable to a RIC under the Code, and, among other things, intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, MSCC is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, each year.

Depending on the level of taxable income earned in a tax year, MSCC may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income.

        The Taxable Subsidiaries hold certain portfolio investments of Main Street. The Taxable Subsidiaries are consolidated for U.S. GAAP reporting purposes, and the portfolio investments held by them are included in Main Street's consolidated financial statements. The Taxable Subsidiaries permit Main Street to hold equity investments in portfolio companies which are "pass through" entities for tax purposes in order to comply with the "source income" requirements contained in the RIC tax provisions. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense, or benefit, as a result of their ownership of certain portfolio investments. This income tax expense, or benefit, is reflected in Main Street's Consolidated Statement of Operations.

        The Taxable Subsidiaries use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

        Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Taxable income generally excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

LMM PORTFOLIO COMPOSITION

        LMM portfolio investments principally consist of secured debt, equity warrants and direct equity investments in privately held, LMM companies. The LMM debt investments are secured by either a first or second lien on the assets of the portfolio company, generally bear interest at fixed rates, and generally mature between five and seven years from the original investment date. In most LMM portfolio companies, we also receive nominally priced equity warrants and/or make direct equity investments, usually in connection with a debt investment.

        Summaries of the composition of our LMM investment portfolio at cost and fair value as a percentage of total LMM portfolio investments are shown in the following table:

Cost:	March 31, 2011	December 31, 2010
First lien debt	70.2%	70.6%
Equity	18.9%	17.7%
Second lien debt	6.0%	6.7%
Equity warrants	4.9%	5.0%

	100.0%	100.0%

Fair Value:	March 31, 2011	December 31, 2010
First lien debt	61.6%	62.6%
Equity	24.2%	21.9%
Second lien debt	5.7%	6.5%
Equity warrants	8.5%	9.0%

	100.0%	100.0%

        The following table shows the LMM portfolio composition by geographic region of the United States at cost and fair value as a percentage of total LMM portfolio investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company:

Cost:	March 31, 2011	December 31, 2010
Southwest	52.2%	50.5%
West	29.8%	29.3%
Southeast	6.4%	7.0%
Midwest	6.3%	7.2%
Northeast	5.3%	6.0%

	100.0%	100.0%

Fair Value:	March 31, 2011	December 31, 2010
Southwest	53.7%	51.8%
West	28.5%	28.4%
Southeast	5.8%	6.4%
Midwest	6.4%	7.2%
Northeast	5.6%	6.2%

	100.0%	100.0%

        Main Street's LMM portfolio investments are in companies conducting business in a variety of industries. Set forth below are tables showing the composition of Main Street's LMM portfolio investments by industry at cost and fair value as of March 31, 2011 and December 31, 2010:

Cost:	March 31, 2011	December 31, 2010
Professional services	13.5%	15.4%
Media/Marketing	8.9%	6.6%
Information services	8.6%	7.8%
Equipment rental	7.7%	8.4%
Retail	6.7%	7.4%
Industrial equipment	6.3%	7.2%
Metal fabrication	5.6%	6.3%
Industrial services	5.2%	7.2%
Electronics manufacturing	4.7%	5.2%
Health care services	4.7%	5.0%
Energy Services	4.1%	0.0%
Precast concrete manufacturing	4.0%	4.4%
Transportation/Logistics	3.0%	1.3%
Restaurant	2.9%	3.3%
Custom wood products	2.7%	3.0%
Agricultural services	2.5%	2.8%
Consumer Products	2.3%	2.6%
Manufacturing	2.1%	2.4%
Infrastructure products	2.0%	0.7%
Governmental services	1.5%	1.8%
Health care products	1.0%	1.2%

	100.0%	100.0%

Fair Value:	March 31, 2011	December 31, 2010
Professional services	11.6%	14.3%
Information services	10.2%	8.5%
Media/Marketing	8.0%	5.9%
Equipment rental	6.7%	7.3%
Health care services	6.7%	7.1%
Industrial services	6.2%	7.8%
Retail	6.1%	6.6%
Metal fabrication	6.1%	6.5%
Industrial equipment	5.6%	6.3%
Precast concrete manufacturing	4.3%	4.9%
Electronics manufacturing	4.0%	5.0%
Energy Services	3.7%	0.0%
Transportation/Logistics	3.5%	1.8%
Restaurant	3.4%	3.7%
Agricultural services	3.2%	3.3%
Custom wood products	2.6%	3.0%
Manufacturing	2.4%	2.7%
Consumer Products	1.9%	2.3%
Governmental services	1.6%	1.8%
Infrastructure products	1.3%	0.1%
Health care products	0.9%	1.1%

	100.0%	100.0%

        Our LMM portfolio investments carry a number of risks including, but not limited to: (1) investing in LMM companies which may have limited operating histories and financial resources; (2) holding investments that are not publicly traded and which may be subject to legal and other restrictions on resale; and (3) other risks common to investing in below investment grade debt and equity investments in private, smaller companies.

PORTFOLIO ASSET QUALITY

        We utilize an internally developed investment rating system to rate the performance of each portfolio company. Investment Rating 1 represents a portfolio company that is performing in a manner which significantly exceeds expectations and projections. Investment Rating 2 represents a portfolio company that, in general, is performing above expectations. Investment Rating 3 represents a portfolio company that is generally performing in accordance with expectations. Investment Rating 4 represents a portfolio company that is underperforming expectations. Investments with such a rating require increased monitoring and scrutiny by us. Investment Rating 5 represents a portfolio company that is significantly underperforming. Investments with such a rating require heightened levels of monitoring and scrutiny by us and involve the recognition of significant unrealized depreciation on such investment. All new portfolio investments receive an initial 3 rating.

        The following table shows the distribution of our LMM and privately placed portfolio investments (excluding the investment in our affiliated Investment Manager) on the 1 to 5 investment rating scale at fair value as of March 31, 2011 and December 31, 2010:

	March 31, 2011		December 31, 2010
Investment Rating	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	(Unaudited)
	(dollars in thousands)
1	$62,700	16.1%	$52,147	15.0%
2	170,147	43.6%	153,408	44.2%
3	141,163	36.1%	122,249	35.3%
4	15,756	4.0%	17,705	5.1%
5	750	0.2%	1,250	0.4%

Totals	$390,516	100.0%	$346,759	100.0%

        Based upon our investment rating system, the weighted average rating of our portfolio as of March 31, 2011 and December 31, 2010 was approximately 2.3. As of March 31, 2011, we had three investments on non-accrual status, which comprised approximately 2.0% of the total portfolio investments at fair value and 4.1% of the total portfolio investments at cost (or 1.6% and 3.3%, respectively with the inclusion of marketable securities and idle funds investments), in each case excluding the investment in the affiliated Investment Manager. As of December 31, 2010, we had two investments on non-accrual status, which comprised approximately 2.6% of the total portfolio investments at fair value and 3.6% of the total portfolio investments at cost (or 2.2% and 3.0%, respectively with the inclusion of marketable securities and idle funds investments), in each case excluding the investment in the affiliated Investment Manager.

        The broader fundamentals of the United States economy remain mixed, and unemployment remains elevated. In the event that the United States economy contracts, it is likely that the financial results of small- to mid-sized companies, like those in which we invest, could experience deterioration or limited growth from current levels, which could ultimately lead to difficulty in meeting their debt service requirements and an increase in defaults. Consequently, we can provide no assurance that the performance of certain portfolio companies will not be negatively impacted by these economic or other conditions, which could also have a negative impact on our future results.

DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS

  Comparison of the three months ended March 31, 2011 and March 31, 2010

	Three Months Ended March 31,		Net Change
	2011	2010	Amount	%
	(dollars in millions)
Total investment income	$13.4	$7.1	$6.3	89%
Total expenses	(6.0)	(3.9)	(2.1)	54%

Net investment income	7.4	3.2	4.2	130%
Net realized gain (loss) from investments	—	(4.0)	4.0	NM

Net realized income	7.4	(0.8)	8.2	(980)%
Net change in unrealized appreciation	4.1	5.5	(1.4)	(25)%
Income tax benefit (provision)	(1.2)	(0.4)	(0.8)	212%
Bargain purchase gain	—	4.9	(4.9)	NM
Noncontrolling interest	—	(0.1)	0.1	NM

Net increase in net assets resulting from operations attributable to common stock	$10.3	$9.1	$1.2	14%

	Three Months Ended March 31,		Net Change
	2011	2010	Amount	%
	(dollars in millions)
Net investment income	$7.4	$3.2	$4.2	130%
Share-based compensation expense	0.4	0.3	0.1	47%

Distributable net investment income(a)	7.8	3.5	4.3	122%
Net realized gain (loss) from investments	—	(4.0)	4.0	NM

Distributable net realized income (loss)(a)	$7.8	$(0.5)	$8.3	NM

Distributable net investment income per share—Basic and diluted(a)	$0.40	$0.24	$0.16	67%

Distributable net realized income per share—Basic and diluted(a)	$0.40	$(0.04)	$0.44	NM

(a)
Distributable net investment income and distributable net realized income are net investment income and net realized income, respectively, as determined in accordance with U.S. GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. Main Street believes presenting distributable net investment income and distributable net realized income, and related per share amounts, are useful and appropriate supplemental disclosures for analyzing its financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income and distributable net realized income are non- U.S. GAAP measures and should not be considered as a replacement to net investment income, net realized income, and other earnings measures presented in accordance with U.S. GAAP. Instead, distributable net investment income and distributable net realized income should be reviewed only in connection with such U.S. GAAP measures in analyzing Main Street's financial performance. A reconciliation of net investment income and net realized income in accordance with U.S. GAAP to distributable net investment income and distributable net realized income is presented in the table above.

  Investment Income

        For the three months ended March 31, 2011, total investment income was $13.4 million, an 89% increase over the $7.1 million in the corresponding period of 2010. This comparable period increase was principally attributable to (i) a $5.2 million increase in interest income from higher average levels of both portfolio debt investments and interest-bearing marketable securities and idle funds investments, (ii) a $0.6 million increase in fee income due to higher levels of transaction activity, and (iii) a $0.5 million increase in dividend income from portfolio equity investments. The $5.2 million increase in interest income included $0.6 million of non-recurring interest income due to higher levels of prepayment and repricing activity of debt investments.

  Expenses

        For the three months ended March 31, 2011, total expenses increased by approximately $2.1 million to $6.0 million from $3.9 million in the corresponding period of 2010. This comparable period increase in expenses was principally attributable to (i) higher interest expense of $0.9 million as a result of the issuance of an additional $75 million in SBIC debentures subsequent to the first quarter of 2010 and increased borrowing activity under our credit facility, (ii) higher share-based compensation expense of $0.1 million related to non-cash amortization for restricted share grants, and (iii) higher compensation and other operating expenses of $0.9 million as a result of the significant increase in investment income and portfolio investments compared to the corresponding period of 2010.

  Distributable Net Investment Income

        Distributable net investment income for the three months ended March 31, 2011 increased 122% to $7.8 million, or $0.40 per share, compared with $3.5 million, or $0.24 per share, in the corresponding period of 2010. The increase in distributable net investment income was primarily due to higher levels of total investment income partially offset by higher interest and other operating expenses, due to the changes discussed above. Distributable net investment income on a per share basis for the first quarter of 2011 reflects (i) approximately $0.03 per share of non-recurring investment income due to prepayment and repricing activity as discussed above and (ii) a greater number of average shares outstanding compared to the corresponding period in 2010 due to the March 2011 and August 2010 follow-on stock offerings.

  Net Investment Income

        Net investment income for the three months ended March 31, 2011 was $7.4 million, or a 130% increase, compared to net investment income of $3.2 million during the corresponding period of 2010. The increase in net investment income was principally attributable to the increase in total investment income partially offset by higher interest and other operating expenses as discussed above.

  Distributable Net Realized Income

        Distributable net realized income increased to $7.8 million, or $0.40 per share, in the first quarter of 2011 compared with distributable net realized loss of $0.5 million, or $0.04 per share, in the corresponding period of 2010. The increase was primarily attributable to the higher levels of distributable net investment income as well as the change in net realized loss from investments. The $4.0 million net realized loss during the first quarter of 2010 was primarily attributable to the realized loss recognized on the exit of one portfolio company debt and equity investment.

  Net Realized Income

        The higher levels of net investment income and the change in net realized loss from investments during the three months ended March 31, 2011 resulted in an $8.2 million increase in net realized income compared with the corresponding period of 2010.

  Net Increase in Net Assets Resulting from Operations Attributable to Common Stock

        For the three months ended March 31, 2011, the $4.1 million net change in unrealized appreciation was principally attributable to unrealized appreciation on 31 portfolio investments totaling $8.4 million, partially offset by unrealized depreciation on 12 portfolio investments totaling $4.3 million. For the first quarter of 2011, we also recognized a net income tax provision of $1.2 million principally related to deferred taxes on net unrealized appreciation of certain portfolio investments held in our Taxable Subsidiaries.

        As a result of these events, our net increase in net assets resulting from operations attributable to common stock during the three months ended March 31, 2011 was $10.3 million, or $0.54 per share, compared with a net increase in net assets resulting from operations attributable to common stock of $9.1 million, or $0.63 per share, in the corresponding period of 2010.

  Comparison of years ended December 31, 2010 and December 31, 2009

	Years Ended December 31,		Net Change
	2010	2009	Amount	%
	(dollars in millions)
Total investment income	$36.5	$16.0	$20.5	128%
Total expenses	(17.2)	(6.8)	(10.4)	154%

Net investment income	19.3	9.2	10.1	109%
Total net realized loss from investments	(2.9)	(7.8)	4.9	NM

Net realized income	16.4	1.4	15.0	1050%
Net change in unrealized appreciation	19.6	8.2	11.4	138%
Income tax benefit (provision)	(1.0)	2.3	(3.3)	(141)%
Bargain purchase gain	4.9	—	4.9	NM
Noncontrolling interest	(1.2)	—	(1.2)	NM

Net increase in net assets resulting from operations attributable to common stock	$38.7	$11.9	$26.8	224%

	Years Ended December 31,		Net Change
	2010	2009	Amount	%
	(dollars in millions)
Net investment income	$19.3	$9.2	$10.1	109%
Share-based compensation expense	1.4	1.1	0.3	39%

Distributable net investment income(a)	20.7	10.3	10.4	102%
Total net realized loss from investments	(2.9)	(7.8)	4.9	NM

Distributable net realized income(a)	$17.8	$2.5	$15.3	617%

Distributable net investment income per share—Basic and diluted(a)	$1.25	$1.02	$0.23	22%

Distributable net realized income per share—Basic and diluted(a)	$1.08	$0.25	$0.83	332%

(a)
Distributable net investment income and distributable net realized income are net investment income and net realized income, respectively, as determined in accordance with U.S. generally accepted accounting principles, or GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. Main Street believes presenting distributable net investment income and distributable net realized income, and related per share amounts, are useful and appropriate supplemental disclosures for analyzing its financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income and distributable net realized income are non-GAAP measures and should not be considered as a replacement to net investment income, net realized income, and other earnings measures presented in accordance with GAAP. Instead, distributable net investment income and distributable net realized income should be reviewed only in connection with such GAAP measures in analyzing Main Street's financial performance. A reconciliation of net investment income and net realized income in accordance with GAAP to distributable net investment income and distributable net realized income is presented in the table above.

  Investment Income

        For the year ended December 31, 2010, total investment income was $36.5 million, a $20.5 million, or 128%, increase over the $16.0 million of total investment income for the year ended December 31, 2009. This comparable period increase was principally attributable to (i) $13.1 million of total investment income from portfolio investments held by MSC II, the fund acquired as part of the Exchange Offer, (ii) a $6.7 million increase in interest income from higher average levels of both portfolio debt investments and interest-bearing marketable securities or idle funds investments, (iii) a $0.5 million increase in non-recurring interest income in the fourth quarter of 2010 due to higher levels of prepayment activity from our portfolio debt investments, and (iv) a $0.3 million increase in fee income due to higher levels of transaction activity, partially offset by a $0.1 million decrease in dividend income principally due to a $0.9 million special dividend from a portfolio company investment that was received in the third quarter of 2009.

  Expenses

        For the year ended December 31, 2010, total expenses increased by approximately $10.4 million, or 154%, to $17.2 million from $6.8 million for the year ended December 31, 2009. This comparable period increase in expenses was principally attributable to (i) $7.8 million in interest expense and other operating expenses related to MSC II subsequent to the Exchange Offer, (ii) higher share-based compensation expense of $0.3 million related to non-cash amortization for restricted share grants, (iii) higher interest expense of $0.7 million as a result of an additional $20.0 million in SBIC Debentures issued through MSMF during 2010 and borrowings under our credit facility during the fourth quarter of 2010, and (iv) higher personnel costs and other operating expenses.

  Distributable Net Investment Income

        Distributable net investment income for the year ended December 31, 2010 was $20.7 million, or a 102% increase, compared to distributable net investment income of $10.3 million during the year ended December 31, 2009. The increase in distributable net investment income was primarily due to higher levels of total investment income partially offset by higher interest and other operating expenses, due to the changes discussed above. Distributable net investment income on a per share basis for 2010 reflects a greater number of average shares outstanding compared to 2009 due to the January and August 2010 follow-on stock offerings, as well as the shares issued to consummate the Exchange Offer.

  Net Investment Income

        Net investment income for the year ended December 31, 2010 was $19.3 million, or a 109% increase, compared to net investment income of $9.2 million during the year ended December 31, 2009. The increase in net investment income was principally attributable to the increase in total investment income, partially offset by higher interest and other operating expenses as discussed above.

  Distributable Net Realized Income

        For the year ended December 31, 2010, the net realized loss from investments of $2.9 million was primarily attributable to (i) $4.0 million of realized loss on our debt and equity investment in Quest Design and Production, LLC in the first quarter of 2010 and (ii) $1.9 million of realized loss on our debt and equity investment in Advantage Millwork Company, Inc. in the third quarter of 2010, partially offset by (i) $2.3 million of realized gain during the second quarter of 2010 on the partial exits of equity investments in Laurus Healthcare, LP and Gulf Manufacturing, LLC and on the full exit of our equity investment in Pulse Systems, LLC and (ii) $0.7 million of net realized gain related to private placement, marketable securities, and idle funds investments. The net realized loss of $7.8 million during the 2009 year related to realized losses recognized on the exit of our investments in two portfolio companies, partially offset by net realized gain on the partial exit of our equity investments in one portfolio company and net realized gain attributable to marketable securities investments.

        Distributable net realized income increased $15.3 million to $17.8 million, or $1.08 per share, for 2010 compared with distributable net realized income of $2.5 million, or $0.25 per share, in 2009 due to the higher levels of distributable net investment income as well as the change in total net realized loss from investments.

  Net Realized Income

        The higher levels of net investment income for the year ended December 31, 2010, partially offset by the change in total net realized loss during that period, resulted in a $15.0 million increase in net realized income compared with 2009.

  Net Increase in Net Assets Resulting from Operations

        For the year ended December 31, 2010, the $19.6 million net change in unrealized appreciation was principally attributable to (i) $2.8 million in accounting reversals of net unrealized depreciation attributable to the net realized loss recognized during 2010 as discussed above, (ii) unrealized appreciation on 29 portfolio investments totaling $18.3 million, offset by unrealized depreciation on 18 portfolio investments totaling $8.8 million, (iii) $6.9 million in unrealized appreciation attributable to our SBIC debentures, (iv) $0.6 million in unrealized appreciation attributable to investments in marketable securities, and (v) $0.3 million in unrealized depreciation attributable to our investment in the affiliated Investment Manager. The noncontrolling interest of $1.2 million recognized during 2010 reflected the pro rata portion of MSC II net earnings attributable to the equity interests in MSC II not owned by Main Street. During the first quarter of 2010, we also recognized a $4.9 million bargain purchase gain related to the consummation of the Exchange Offer. The bargain purchase gain recognized during the first quarter of 2010 is a non-recurring gain which was solely generated by the acquisition accounting related to the Exchange Offer. For the year ended December 31, 2010, we also recognized a net income tax provision of $1.0 million principally related to deferred taxes on unrealized appreciation of equity investments held in our Taxable Subsidiaries.

        As a result of these events, our net increase in net assets resulting from operations attributable to common stock during 2010 was $38.7 million, or $2.38 per share, compared with a net increase in net assets resulting from operations attributable to common stock of $11.9 million, or $1.19 per share, in 2009.

  Comparison of years ended December 31, 2009 and December 31, 2008

	Years Ended December 31,		Net Change
	2009	2008	Amount	%
	(dollars in millions)
Total investment income	$16.0	$17.3	$(1.3)	(7)%
Total expenses	(6.8)	(7.0)	0.2	(3)%

Net investment income	9.2	10.3	(1.1)	(11)%
Total net realized gain (loss) from investments	(7.8)	1.4	(9.2)	NM

Net realized income	1.4	11.7	(10.3)	(88)%
Net change in unrealized appreciation (depreciation) from investments	8.2	(4.0)	12.2	NM
Income tax benefit	2.3	3.2	(0.9)	(28)%

Net increase in net assets resulting from operations	$11.9	$10.9	$1.0	9%

	Years Ended December 31,		Net Change
	2009	2008	Amount	%
	(dollars in millions)
Net investment income	$9.2	$10.3	$(1.1)	(11)%
Share-based compensation expense	1.1	0.5	0.6	109%

Distributable net investment income(a)	10.3	10.8	(0.5)	(5)%
Total net realized gain (loss) from investments	(7.8)	1.4	(9.2)	NM

Distributable net realized income(a)	$2.5	$12.2	$(9.7)	(80)%

Distributable net investment income per share—Basic and diluted(a)	$1.02	$1.19	$(0.17)	(14)%

Distributable net realized income per share—Basic and diluted(a)	$0.25	$1.34	$(1.09)	(81)%

(a)
Distributable net investment income and distributable net realized income are net investment income and net realized income, respectively, as determined in accordance with U.S. generally accepted accounting principles, or GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. Main Street believes presenting distributable net investment income and distributable net realized income, and related per share amounts, are useful and appropriate supplemental disclosures for analyzing its financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income and distributable net realized income are non-GAAP measures and should not be considered as a replacement to net investment income, net realized income, and other earnings measures presented in accordance with GAAP. Instead, distributable net investment income and distributable net realized income should be reviewed only in connection with such GAAP measures in analyzing

  Main Street's financial performance. A reconciliation of net investment income and net realized income in accordance with GAAP to distributable net investment income and distributable net realized income is presented in the table above.

  Investment Income

        For the year ended December 31, 2009, total investment income was $16.0 million, a $1.3 million, or 7%, decrease over the $17.3 million of total investment income for the year ended December 31, 2008. This comparable period decrease was principally attributable to (i) lower dividend income of $1.4 million due to certain portfolio companies retaining their excess cash flow as additional cushion given reduced economic visibility and lower near-term earnings expectations and (ii) reduced levels of fee income of $1.3 million due to lower new investment originations; partially offset by higher interest income of $1.4 million from LMM and privately placed portfolio debt investments and from marketable securities and idle funds investments on higher average levels of such investments.

  Expenses

        For the year ended December 31, 2009, total expenses decreased by approximately $0.2 million, or 3%, to $6.8 million from $7.0 million for the year ended December 31, 2008. The decrease in total expenses was primarily attributable to a $0.8 million reduction in general, administrative and other overhead expenses. The reduction in general, administrative and overhead costs primarily related to (i) lower accrued compensation expense given lower investment income levels, (ii) consulting fees received by the affiliated Investment Manager during 2009 and (iii) reduced costs for certain legal and administrative activities based upon developing internal resources to perform such activities. The decrease in general, administrative and other overhead expenses was partially offset by a $0.6 million increase in share- based compensation expense related to non-cash amortization for restricted share grants.

  Distributable Net Investment Income

        Distributable net investment income for the year ended December 31, 2009 was $10.3 million, or a 5% decrease, compared to distributable net investment income of $10.8 million during the year ended December 31, 2008. The decrease in distributable net investment income was primarily attributable to reduced levels of total investment income, partially offset by lower general, administrative and overhead expenses as discussed above.

  Net Investment Income

        Net investment income for the year ended December 31, 2009 was $9.2 million, or an 11% decrease, compared to net investment income of $10.3 million during the year ended December 31, 2008. The decrease in net investment income was principally attributable to the decrease in total investment income, partially offset by lower general, administrative and overhead expenses as discussed above.

  Distributable Net Realized Income

        For the year ended December 31, 2009, distributable net realized income was $2.5 million, or a $9.7 million decrease compared to distributable net realized income of $12.2 million for the year ended December 31, 2008. The decrease in distributable net realized income was primarily attributable to the level of net realized loss during 2009 and the decrease in distributable net investment income. The net realized loss of $7.8 million during 2009 principally related to realized losses recognized on the exit of our investments in two portfolio companies, partially offset by realized gains related to the partial exit of our equity investments in one portfolio company and realized gains related to marketable securities investments. The net realized gain of $1.4 million during 2008 principally related to realized gains recognized on equity investments in four portfolio companies, offset by realized losses on debt and equity investments in two portfolio companies.

  Net Realized Income

        The lower net investment income for the year ended December 31, 2009 coupled with the higher level of net realized loss during that period resulted in a $10.3 million decrease in the net realized income for the year ended December 31, 2009 compared with 2008.

  Net Increase in Net Assets Resulting from Operations

        For the year ended December 31, 2009, we recorded a net change in unrealized appreciation in the amount of $8.2 million, or a $12.2 million increase, compared to the $4.0 million net change in unrealized depreciation for the year ended December 31, 2008. The $8.2 million net change in unrealized appreciation for the 2009 year was principally attributable to (i) $8.3 million in accounting reversals of net unrealized depreciation attributable to the total net realized loss on the exit of the portfolio investments and marketable securities investments discussed above, (ii) unrealized appreciation on fourteen investments in portfolio companies totaling $11.6 million, partially offset by unrealized depreciation on fifteen investments in portfolio companies totaling $11.7 million, (iii) $0.6 million in unrealized appreciation related to marketable securities investments and (iv) $0.6 million in unrealized depreciation attributable to our investment in the affiliated Investment Manager. For the 2009 year, we also recognized a net income tax benefit of $2.3 million principally related to deferred taxes on unrealized depreciation for certain portfolio investments held in our taxable subsidiary.

        As a result of these events, our net increase in net assets resulting from operations during the year ended December 31, 2009 was $11.9 million compared to a net increase in net assets resulting from operations of $10.9 million for the year ended December 31, 2008.

  Liquidity and Capital Resources

  Cash Flows

        For the three months ended March 31, 2011, we experienced a net increase in cash and cash equivalents in the amount of $6.7 million. During that period, we generated $4.1 million of cash from our operating activities, primarily from distributable net investment income partially offset by accretion of unearned income, increases in interest receivable, and semi-annual interest payments made on our SBIC debentures. We used $67.1 million in net cash from investing activities for the three months ended March 31, 2011, principally including the funding of $43.9 million for LMM and private placement portfolio investments and the funding of $39.3 million for marketable securities and idle funds investments, partially offset by (i) $10.1 million of cash proceeds from the sale of marketable securities and idle funds investments and (ii) $6.1 million in cash proceeds from the repayment of LMM and private placement portfolio debt investments. For the first three months of 2011, $69.7 million in cash was provided by financing activities, which principally consisted of (i) $70.3 million in net cash proceeds from a public stock offering in March 2011 and (ii) $30.0 million in cash proceeds from the issuance of SBIC debentures, partially offset by (i) $24.0 million in net repayments under our investment credit facility, (ii) $4.7 million in cash dividends paid to stockholders, and (iii) $1.1 million in deferred loan costs paid in connection with the credit facility and the issuance of additional SBIC debentures.

        For the three months ended March 31, 2010, we experienced a net increase in cash and cash equivalents in the amount of $2.0 million. During that period, we generated $0.2 million of cash from our operating activities, primarily from distributable net investment income partially offset by

(i) semi-annual interest payments made on our SBIC debentures and (ii) increases in other assets. We used $37.1 million in net cash from investing activities, principally including the funding of $25.9 million for marketable securities and idle funds investments and the funding of $18.5 million for new LMM and private placement portfolio investments, partially offset by (i) $3.6 million of cash proceeds from the sale of marketable securities and idle funds investments, (ii) $2.5 million in cash acquired as part of the Exchange Offer, and (iii) $1.3 million in cash proceeds from the repayment of LMM and private placement portfolio debt investments. For the first three months of 2010, $39.0 million in cash was provided by financing activities, which principally consisted of $40.2 million in net cash proceeds from a January 2010 public stock offering and $2.1 million in net borrowings under our credit facility, partially offset by $3.3 million in cash dividends paid to stockholders.

        For the year ended December 31, 2010, we experienced a net decrease in cash and cash equivalents in the amount of $8.3 million. During that period, we generated $16.6 million of cash from our operating activities, primarily from distributable net investment income partially offset by (i) the semi-annual interest payments made on our SBIC debentures, (ii) increases in interest receivable, (iii) accretion of unearned income, and (iv) non-cash interest and dividends. We used $176.0 million in net cash from investing activities, principally including the funding of $157.7 million for new portfolio company investments and the funding of $100.6 million for marketable securities and idle funds investments, partially offset by (i) $36.8 million of cash proceeds from the sale of marketable securities and idle funds investments, (ii) $43.0 million in cash proceeds from the repayment of portfolio debt investments and from the exit of portfolio equity investments, and (iii) $2.5 million in cash acquired as part of the Exchange Offer. During 2010, $151.1 million in cash was provided by financing activities, which principally consisted of (i) $85.9 million in net cash proceeds from public stock offerings in January 2010 and August 2010, (ii) $45.0 million in cash proceeds from the issuance of SBIC debentures, and (iii) $39 million in net cash proceeds from our credit facility, partially offset by $16.3 million in cash dividends paid to stockholders and $2.1 million in loan costs associated with our SBIC debentures and credit facility.

        For the year ended December 31, 2009, we experienced a net decrease in cash and cash equivalents in the amount of $4.8 million. During that period, we generated $8.0 million of cash from our operating activities, primarily from distributable net investment income partially offset by (i) the semi-annual interest payments on our SBIC debentures, (ii) decreases in accounts payable, and (iii) non-cash interest and dividends. We used $26.0 million in net cash from investing activities, principally including the funding of $85.9 million for marketable securities and idle funds investments and the funding of $24.7 million for new portfolio company investments, partially offset by $73.5 million of cash proceeds from the sale of marketable securities and idle funds investments and $11.1 million in cash proceeds from the repayment of portfolio debt investments. During 2009, $13.2 million in cash was provided by financing activities, which principally consisted of $16.2 million in net cash proceeds from a June 2009 public stock offering and $9.6 million in net proceeds from the issuance of SBIC debentures, partially offset by $11.2 million in cash dividends and $1.6 million in purchases of shares of our common stock as part of our share repurchase program.

        For the year ended December 31, 2008, we experienced a net decrease in cash and cash equivalents of $6.5 million. During that period, we generated $10.9 million of cash from our operating activities, primarily from distributable net investment income partially offset by the semi-annual interest payments on our SBIC debentures. We used $3.5 million in net cash for investing activities, principally due to the funding of new investments and several smaller follow-on investments for a total of $47.7 million. We also made a $4.2 million investment in idle funds investments, and received proceeds from the maturity of a $24.1 million investment in idle funds investments. We received $16.3 million in cash proceeds from repayment of debt investments and $8.0 million of cash proceeds from the redemption and sale of equity investments. For the year ended December 31, 2008, we used $13.9 million in cash for financing activities, which principally consisted of $13.2 million in cash dividends to stockholders, $0.4 million in deferred loan origination costs and $0.3 million used in the purchase of share of our common stock pursuant to our share repurchase program, which has since been terminated.

  Capital Resources

        As of March 31, 2011, we had $127.8 million in cash and cash equivalents, marketable securities, and idle funds investments, and our net asset value totaled $319.0 million, or $13.90 per share. In March 2011, we completed a follow-on public stock offering in which we sold 4,025,000 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $18.35 per share (or approximately 141% of the then latest reported Net Asset Value per share), resulting in total net proceeds of approximately $70.3 million, after deducting underwriters' commissions and offering costs.

        In September 2010, we entered into an $85 million, three-year credit facility (the "Credit Facility") with a group of bank lenders, and in January 2011, we expanded the Credit Facility from $85 million to $100 million. The purpose of the Credit Facility is to provide additional liquidity in support of future investment and operational activities. The revisions to the Credit Facility provide several benefits to Main Street, including (i) an expansion of the total committed facility size to $100 million compared with Main Street's prior $30 million credit facility, (ii) increased advance rates applicable to Main Street's eligible investments, (iii) the addition of new lenders which further diversifies the Main Street lending group to a total of six participants, and (iv) an extension of the maturity date to September 20, 2013. The accordion feature of the Credit Facility allows us to seek up to $150 million of total commitments from new or existing lenders on the same terms and conditions as the existing commitments. Borrowings under the Credit Facility bear interest, subject to Main Street's election, on a per annum basis equal to (i) the applicable LIBOR rate plus 2.50% or (ii) the applicable base rate plus 1.50%. Main Street pays unused commitment fees of 0.375% per annum on the average unused lender commitments under the Credit Facility. The Credit Facility is secured by a first lien on the assets of MSCC and its subsidiaries, excluding the assets of the Funds. The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining an interest coverage ratio of at least 2.0 to 1.0, (ii) maintaining an asset coverage ratio of at least 2.5 to 1.0, and (iii) maintaining a minimum tangible net worth. At March 31, 2011, Main Street had $15.0 million in borrowings outstanding under the Credit Facility. As of March 31, 2011, Main Street was in compliance with all financial covenants of the Credit Facility.

        Due to each of the Funds' status as a licensed SBIC, we have the ability to issue, through the Funds, debentures guaranteed by the SBA at favorable interest rates. Under the regulations applicable to SBIC funds, an SBIC can have outstanding debentures guaranteed by the SBA generally in an amount up to twice its regulatory capital, which effectively approximates the amount of its equity capital. Debentures guaranteed by the SBA have fixed interest rates that equal prevailing 10-year Treasury Note rates plus a market spread and have a maturity of ten years with interest payable semi-annually. The principal amount of the debentures is not required to be paid before maturity but may be pre-paid at any time. Debentures issued prior to September 2006 were subject to pre-payment penalties during their first five years. Those pre-payment penalties no longer apply to debentures issued after September 1, 2006. On March 31, 2011, we, through the Funds, had $210 million of outstanding indebtedness guaranteed by the SBA, which carried a weighted average fixed interest rate of approximately 5.1%. The first maturity related to the SBIC debentures does not occur until 2013, and the weighted average duration is 7.3 years as of March 31, 2011.

        The American Recovery and Reinvestment Act of 2009 enacted in February 2009 (the "Stimulus Bill") contains several provisions applicable to SBIC funds, including the Funds. One of the key SBIC-related provisions included in the Stimulus Bill increased the maximum amount of combined SBIC leverage (or SBIC leverage cap) to $225 million for affiliated SBIC funds. The prior maximum amount of SBIC leverage available to affiliated SBIC funds was approximately $137 million. Since the increase in the SBIC leverage cap applies to affiliated SBIC funds, Main Street is required to allocate such increased borrowing capacity between the Funds.

        We anticipate that we will continue to fund our investment activities through existing cash and cash equivalents, the liquidation of marketable securities and idle funds investments, and a combination of future debt and equity capital. Our primary uses of funds will be investments in portfolio companies, operating expenses and cash distributions to holders of our common stock.

        We periodically invest excess cash balances into marketable securities and idle funds investments. The investment objective of marketable securities and idle funds investments is to generate incremental cash returns on excess cash balances prior to utilizing those funds for investment in our LMM and private placement portfolio investment strategy. Marketable securities and idle funds investments generally consist of debt investments, independently rated debt investments, certificates of deposit with financial institutions, and diversified bond funds. The composition of marketable securities and idle funds investments will vary in a given period based upon, among other things, changes in market conditions, the underlying fundamentals in our marketable securities and idle funds investments, our outlook regarding future LMM and private placement portfolio investment needs, and any regulatory requirements applicable to Main Street.

        If our common stock trades below our net asset value per share, we will generally not be able to issue additional common stock at the market price unless our stockholders approve such a sale and our Board of Directors makes certain determinations. A proposal, approved by our stockholders at our June 2010 annual meeting of stockholders, authorizes us to sell shares of our common stock below the then current net asset value per share of our common stock in one or more offerings for a period of one year ending on June 9, 2011. We would need similar future approval from our stockholders to issue shares below the then current net asset value per share any time after the expiration of the current approval. We are seeking approval of a similar proposal from our stockholders at our 2011 annual stockholders meeting to be held on June 15, 2011.

        In order to satisfy the Code requirements applicable to a RIC, we intend to distribute to our stockholders substantially all of our taxable income, but we may also elect to periodically spillover certain excess undistributed taxable income from one tax year into the next tax year. In addition, as a BDC, we generally are required to meet a coverage ratio of total assets to total senior securities, which include borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. In January 2008, we received exemptive relief from the SEC that permits us to exclude SBA-guaranteed debt issued by our wholly owned SBIC subsidiary, MSMF, from our asset coverage ratio, which, in turn, enables us to fund more investments with debt capital. We expect to obtain similar relief from the SEC with respect to SBIC debt securities issued by MSC II, including the $95 million of currently outstanding debt related to its participation in the SBIC program.

        Although we have been able to secure access to additional liquidity, including our expanded $100 million Credit Facility, recent public stock offerings, and the increase in available leverage through the SBIC program as part of the Stimulus Bill, there is no assurance that debt or equity capital will be available to us in the future on favorable terms, or at all.

  Recently Issued Accounting Standards

        In January 2010, the FASB issued ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820), Improving Disclosures About Fair Value Measurements ("ASU 2010-06"). ASU 2010-06 adds new requirements for disclosures about transfers into and out of Level 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation, inputs and valuation techniques.

ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010. The adoption of ASU 2010-06 did not have a significant impact on Main Street's financial condition and results of operations.

  Inflation

        Inflation has not had a significant effect on our results of operations in any of the reporting periods presented herein. However, our portfolio companies have experienced, and may in the future experience, the impacts of inflation on their operating results, including periodic escalations in their costs for raw materials and required energy consumption.

  Off-Balance Sheet Arrangements

        We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. At March 31, 2011, we had seven outstanding commitments to fund unused revolving loans for up to $20.0 million in total.

  Contractual Obligations

        As of March 31, 2011, our future fixed commitments for cash payments on contractual obligations for each of the next five years and thereafter are as follows:

	Total	2011	2012	2013	2014	2015	2016 and thereafter
	(dollars in thousands)
SBIC debentures	$210,000	$—	$—	$4,000	$18,000	$23,100	$164,900
Interest due on SBIC debentures	75,456	5,338	10,833	10,803	10,497	9,411	28,574

Total	$285,456	$5,338	$10,833	$14,803	$28,497	$32,511	$193,474

        MSC II is obligated to make payments under an investment advisory agreement with the Investment Manager, MSCC's wholly owned subsidiary. The payments due under the investment advisory agreement were fixed for the first five years at $3.3 million per year, paid quarterly, until September 30, 2010. Subsequent to September 30, 2010, under the investment advisory agreement, MSC II is obligated to pay a 2% annualized management fee based upon MSC II assets under management.

        MSCC is obligated to make payments under a support services agreement with the Investment Manager. The Investment Manager is reimbursed for its excess operating expenses associated with providing investment management and other services to MSCC and its subsidiaries, as well as MSC II and third parties. Each quarter, as part of the support services agreement, MSCC makes payments to cover all operating expenses incurred by the Investment Manager, less the recurring management fees that the Investment Manager receives from MSC II pursuant to a long-term investment advisory services agreement and any other fees received from third parties for providing external services. For the three months ended March 31, 2011 and 2010, the expenses reimbursed by MSCC to the Investment Manager and management fees paid by MSC II were $2.1 million and $1.2 million, respectively.

  Related Party Transactions

        As discussed further in Note D to the accompanying consolidated financial statements, subsequent to the completion of the Formation Transactions, the Investment Manager is a wholly owned portfolio company of MSCC. At March 31, 2011, the Investment Manager had a receivable of $1.2 million due from MSCC related to operating expenses incurred by the Investment Manager required to support Main Street's business.

SENIOR SECURITIES

        Information about our senior securities is shown in the following table as of December 31 for the years indicated in the table, unless otherwise noted. Grant Thornton LLP's report on the senior securities table as of December 31, 2010, is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
	(dollars in thousands)
Senior securities payable
2006	45,100	1,959	—	N/A
2007	55,000	3,094	—	N/A
2008	55,000	3,043	—	N/A
2009	65,000	2,995	—	N/A
2010	219,000	2,030	—	N/A
2011 (as of March 31, 2011, unaudited)	225,000	2,328	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The "—" indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities.

(4)
Not applicable because senior securities are not registered for public trading.

BUSINESS

        We are a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies, which we generally define as companies with annual revenues between $10 million and $100 million that operate in diverse industries. We invest primarily in secured debt instruments, equity investments, warrants and other securities of LMM companies based in the United States. Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our LMM portfolio investments generally range in size from $3 million to $20 million.

        We seek to fill the current financing gap for LMM businesses, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the lower middle market creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company's capital structure, from senior secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing solutions, or "one stop" financing. Providing customized, "one stop" financing solutions has become even more relevant to our LMM portfolio companies in the current investing environment. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. We believe that our LMM investment strategy has a lower correlation to the broader debt and equity markets.

        We typically seek to work with entrepreneurs, business owners and management teams to provide customized financing for strategic acquisitions, business expansion and other growth initiatives, ownership transitions and recapitalizations. In structuring transactions, we seek to protect our rights, manage our risk and create value by: (i) providing financing at lower leverage ratios; (ii) generally taking first priority liens on assets; and (iii) providing significant equity incentives for management teams of our portfolio companies. We prefer negotiated transactions to widely conducted auctions because we believe widely conducted auction transactions often have higher execution risk and can result in potential conflicts among creditors and lower returns due to more aggressive valuation multiples and leverage ratios.

        As of March 31, 2011, we had debt and equity investments in 48 LMM portfolio companies with an aggregate fair value of $314.9 million and a weighted average effective yield on our LMM debt investments of approximately 14.6%. Approximately 76% of our total LMM portfolio investments at cost were in the form of debt investments and 92% of such debt investments at cost were secured by first priority liens on the assets of our LMM portfolio companies as of March 31, 2011. At March 31, 2011, we had equity ownership in approximately 92% of our LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 34%.

        In addition to our primary investment strategy of investing in LMM companies, we opportunistically pursue investments in privately placed debt securities. Our private placement investment portfolio primarily consists of direct or secondary private placements of interest bearing debt securities in companies that are generally larger in size than the LMM companies included in our investment portfolio. As of March 31, 2011, we had privately placed portfolio investments in 16 companies collectively totaling approximately $75.6 million in fair value with a total cost basis of approximately $72.8 million. The weighted average revenues for the 16 privately placed portfolio company investments was approximately $463 million. All of our privately placed portfolio investments were in the form of debt investments and 65% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average effective yield on our privately placed portfolio debt investments was approximately 11.3% as of March 31, 2011.

        The level of new portfolio investment activity will fluctuate from period to period based upon our view of the current economic fundamentals, our ability to identify new investment opportunities that meet our investment criteria, and our ability to consummate the identified opportunities. The level of new investment activity, and associated interest and fee income, will directly impact future investment income. In addition, the level of dividends paid by portfolio companies and the portion of our portfolio debt investments on non-accrual status will directly impact future investment income. While we intend to grow our portfolio and our investment income over the long-term, our growth and our operating results may be more limited during depressed economic periods. However, we intend to appropriately manage our cost structure and liquidity position based on applicable economic conditions and our investment outlook. The level of realized gains or losses and unrealized appreciation or depreciation will also fluctuate depending upon portfolio activity and the performance of our individual portfolio companies. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.

        Our investments are made through both MSCC and the Funds. MSCC and the Funds share the same investment strategies and criteria in the lower middle market, although they are subject to different regulatory regimes. See "Regulation." An investor's return in MSCC will depend, in part, on the Funds' investment returns as MSMF is a wholly owned subsidiary of MSCC and as MSC II is a majority owned subsidiary of MSCC.

Business Strategies

        Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and realizing capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. We have adopted the following business strategies to achieve our investment objective:

  •
  Delivering Customized Financing Solutions in the Lower Middle Market.  We believe our ability to provide a broad range of customized financing solutions to LMM companies sets us apart from other capital providers that focus on providing a limited number of financing solutions. We offer to our LMM portfolio companies customized debt financing solutions with equity components that are tailored to the facts and circumstances of each situation. Our ability to invest across a company's capital structure, from senior secured loans to subordinated debt to equity securities, allows us to offer our LMM portfolio companies a comprehensive suite of financing solutions, or "one-stop" financing.

  •
  Focusing on Established Companies.  We generally invest in companies with established market positions, experienced management teams and proven revenue streams. Those companies generally possess better risk-adjusted return profiles than newer companies that are building their management teams or are in the early stages of building a revenue base. However, we also believe that established companies in our targeted size range also generally provide opportunities for capital appreciation.

  •
  Leveraging the Skills and Experience of Our Investment Team.  Our investment team has significant experience in lending to and investing in LMM and middle market companies. The members of our investment team have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies, and currently include eight certified public accountants and one chartered financial analyst. The expertise of our investment team in analyzing, valuing, structuring, negotiating and closing transactions should provide us with competitive advantages by allowing us to consider customized financing solutions and non-traditional or complex structures for our portfolio companies.

  •
  Investing Across Multiple Companies, Industries and Regions.  We seek to maintain a portfolio of investments that is appropriately balanced among various companies, industries, geographic regions and end markets. This portfolio balance is intended to mitigate the potential effects of negative economic events for particular companies, regions and industries.

  •
  Capitalizing on Strong Transaction Sourcing Network.  Our investment team seeks to leverage its extensive and growing network of referral sources for portfolio company investments. We have developed a reputation in our marketplace as a responsive, efficient and reliable source of financing, which has created a growing stream of proprietary deal flow for us.

  •
  Benefiting from Lower, Fixed, Long-Term Cost of Capital.  The SBIC licenses held by the Funds have allowed them to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other commercial debt. Because lower cost SBIC leverage is, and will continue to be, a significant part of our capital base through the Funds, our relative cost of debt capital should be lower than many of our competitors. In addition, the SBIC leverage that we receive through the Funds represents a stable, long-term component of our capital structure with proper matching of duration and cost compared to our portfolio investments.

Investment Criteria

        Our investment team has identified the following investment criteria that it believes are important in evaluating prospective portfolio companies. Our investment team uses these criteria in evaluating investment opportunities. However, not all of these criteria have been, or will be, met in connection with each of our investments.

  •
  Proven Management Team with Meaningful Equity Stake.  We look for operationally-oriented management with direct industry experience and a successful track record. In addition, we expect the management team of each portfolio company to have meaningful equity ownership in the portfolio company to better align our respective economic interests. We believe management teams with these attributes are more likely to manage the companies in a manner that both protects our debt investment and enhances the value of our equity investment.

  •
  Established Companies with Positive Cash Flow.  We seek to invest in established companies with sound historical financial performance. We typically focus on LMM companies that have historically generated EBITDA ("Earnings Before Interest, Taxes, Depreciation and Amortization") of $1 million to $10 million and commensurate levels of free cash flow. We also opportunistically pursue investments in privately placed debt securities in companies that are generally larger in size than the LMM companies we target. We generally do not invest in start-up companies or companies with speculative business plans.

  •
  Defensible Competitive Advantages/Favorable Industry Position.  We primarily focus on companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which may help to protect their market position and profitability.

  •
  Exit Alternatives.  We exit our debt investments primarily through the repayment of our investment from internally generated cash flow of the portfolio company and/or refinancing. In addition, we seek to invest in companies whose business models and expected future cash flows may provide alternate methods of repaying our investment, such as through a strategic acquisition by other industry participants or a recapitalization.

Portfolio Investments

        Main Street's portfolio investments, as used herein, refers to all of Main Street's LMM portfolio investments, privately placed portfolio investments, and our investment in the Investment Manager and excludes all "Marketable securities and idle funds investments." Main Street's LMM portfolio investments principally consist of secured debt, equity warrants and direct equity investments in privately held LMM companies. Main Street's privately placed portfolio investments consist of debt investments in middle market businesses that are generally larger in size than the portfolio companies within the LMM portfolio.

  Debt Investments

        Historically, we have made LMM debt investments principally in the form of single tranche debt. Single tranche debt financing involves issuing one debt security that blends the risk and return profiles of both secured and subordinated debt. We believe that single tranche debt is more appropriate for many LMM companies given their size in order to reduce structural complexity and potential conflicts among creditors.

        Our LMM debt investments generally have terms of three to seven years, with limited required amortization prior to maturity, and provide for monthly or quarterly payment of interest at fixed interest rates generally between 12% and 14% per annum, payable currently in cash. In some instances, we have provided floating interest rates for a portion of a single tranche debt security. In addition, certain LMM debt investments may have a form of interest that is not paid currently but is accrued and added to the loan balance and paid at maturity. We refer to this as payment-in-kind or PIK interest. We typically structure our LMM debt investments with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. In most cases, our LMM debt investment will be collateralized by a first priority lien on substantially all the assets of the portfolio company. As of March 31, 2011, 92% of our LMM debt investments at cost were secured by first priority liens on the assets of LMM portfolio companies.

        In addition to seeking a senior lien position in the capital structure of our LMM portfolio companies, we seek to limit the downside potential of our LMM investments by negotiating covenants that are designed to protect our LMM investments while affording our portfolio companies as much flexibility in managing their businesses as is reasonable. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control or change of management provisions, key-man life insurance, guarantees, equity pledges, personal guaranties, where appropriate, and put rights. In addition, we typically seek board representation or observation rights in all of our LMM portfolio companies.

        While we will continue to focus our LMM investments primarily on single tranche debt investments, we also anticipate structuring some of our debt investments as mezzanine loans. We anticipate that these mezzanine loans will be primarily junior secured or unsecured, subordinated loans that provide for relatively high fixed interest rates that will provide us with significant current interest income. These loans typically will have interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine loan term. Typically, our mezzanine loans will have maturities of three to five years. We will generally target fixed interest rates of 12% to 14%, payable currently in cash for our mezzanine loan investments with higher targeted total returns from equity warrants, direct equity investments or PIK interest.

        In addition to our LMM debt investment strategy, we opportunistically pursue investments in privately placed debt securities. This private placement investment portfolio primarily consists of direct or secondary private placements of interest-bearing securities in companies that are generally larger in size than the LMM companies included in our investment portfolio. As of March 31, 2011, all of our privately placed portfolio investments were in the form of debt investments and 65% of such debt investments at cost were secured by first priority liens on portfolio company assets.

  Warrants

        In connection with our LMM debt investments, we have historically received equity warrants to establish or increase our equity interest in the LMM portfolio company. Warrants we receive in connection with a LMM debt investment typically require only a nominal cost to exercise, and thus, as a LMM portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We typically structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as secured or unsecured put rights, or rights to sell such securities back to the LMM portfolio company, upon the occurrence of specified events. In certain cases, we also may obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

  Direct Equity Investments

        We also will seek to make direct equity investments in situations where it is appropriate to align our interests with key management and stockholders, and to allow for some participation in the appreciation in the equity values of our LMM portfolio companies. We usually make our direct equity investments in connection with debt investments. In addition, we may have both equity warrants and direct equity positions in some of our LMM portfolio companies. We seek to maintain fully diluted equity positions in our LMM portfolio companies of 5% to 50%, and may have controlling equity interests in some instances. We have a value orientation toward our direct equity investments and have traditionally been able to purchase our equity investments at reasonable valuations.

Investment Process

        Our investment committee is responsible for all aspects of our investment process. The current members of our investment committee are Vincent D. Foster, our Chairman and Chief Executive Officer, Todd A. Reppert, our President and Chief Financial Officer, and David Magdol, Senior Vice President. Mr. Magdol replaced Curtis Hartman, Senior Vice President, in this revolving seat on the investment committee effective January 1, 2011 and will serve throughout 2011. Our investment strategy involves a "team" approach, whereby potential transactions are screened by several members of our investment team before being presented to the investment committee. Our investment committee meets on an as needed basis depending on transaction volume. Our investment committee generally categorizes our investment process into seven distinct stages:

  Deal Generation/Origination

        Deal generation and origination is maximized through long-standing and extensive relationships with industry contacts, brokers, commercial and investment bankers, entrepreneurs, services providers such as lawyers, financial advisors, and accountants, as well as current and former portfolio companies and investors. Our investment team has focused its deal generation and origination efforts on LMM and middle market companies. We have developed a reputation as a knowledgeable, reliable and active source of capital and assistance in this market.

  Screening

        During the screening process, if a transaction initially meets our investment criteria, we will perform preliminary due diligence, taking into consideration some or all of the following information:

  •
  a comprehensive financial model based on quantitative analysis of historical financial performance, projections and pro forma adjustments to determine the estimated internal rate of return;

  •
  a brief industry and market analysis; importing direct industry expertise from other portfolio companies or investors;

  •
  preliminary qualitative analysis of the management team's competencies and backgrounds;

  •
  potential investment structures and pricing terms; and

  •
  regulatory compliance.

        Upon successful screening of a proposed LMM transaction, the investment team makes a recommendation to our investment committee. If our investment committee concurs with moving forward on the proposed LMM transaction, we typically issue a non-binding term sheet to the company. For middle market companies, the initial term sheet is typically issued by the borrower.

  Term Sheet

        The non-binding term sheet will include the key economic terms based upon our analysis performed during the screening process as well as a proposed timeline and our qualitative expectation for the transaction. While the term sheet is non-binding, for LMM investments, we typically receive an expense deposit in order to move the transaction to the due diligence phase. Upon execution of a term sheet we begin our formal due diligence process.

  Due Diligence

        Due diligence on a proposed investment is performed by a minimum of two members of our investment team, whom we refer to collectively as the investment team, and certain external resources, who together conduct due diligence to understand the relationships among the prospective portfolio company's business plan, operations and financial performance. Our due diligence review includes some or all of the following:

  •
  site visits with management and key personnel;

  •
  detailed review of historical and projected financial statements;

  •
  operational reviews and analysis;

  •
  interviews with customers and suppliers;

  •
  detailed evaluation of company management, including background checks;

  •
  review of material contracts;

  •
  in-depth industry, market, and strategy analysis; and

  •
  review by legal, environmental or other consultants, if applicable.

        During the due diligence process, significant attention is given to sensitivity analyses and how the company might be expected to perform given downside, "base-case" and upside scenarios. In certain cases, we may decide not to make an investment based on the results of the diligence process.

  Document and Close

        Upon completion of a satisfactory due diligence review, the investment team presents the findings and a recommendation to our investment committee. The presentation contains information which can include, but is not limited to, the following:

  •
  company history and overview;

  •
  transaction overview, history and rationale, including an analysis of transaction strengths and risks;

  •
  analysis of key customers and suppliers and key contracts;

  •
  a working capital analysis;

  •
  an analysis of the company's business strategy;

  •
  a management and key equity investor background check and assessment;

  •
  third-party accounting, legal, environmental or other due diligence findings;

  •
  investment structure and expected returns;

  •
  anticipated sources of repayment and potential exit strategies;

  •
  pro forma capitalization and ownership;

  •
  an analysis of historical financial results and key financial ratios;

  •
  sensitivities to management's financial projections; and

  •
  detailed reconciliations of historical to pro forma results.

        If any adjustments to the transaction terms or structures are proposed by the investment committee, such changes are made and applicable analyses updated. Approval for the transaction must be made by the affirmative vote from a majority of the members of the investment committee. Upon receipt of transaction approval, we will re-confirm regulatory compliance, process and finalize all required legal documents, and fund the investment.

  Post-Investment

        We continuously monitor the status and progress of the portfolio companies. We generally offer managerial assistance to our portfolio companies, giving them access to our investment experience, direct industry expertise and contacts. The same team that was involved in the investment process will continue its involvement in the portfolio company post-investment. This provides for continuity of knowledge and allows the investment team to maintain a strong business relationship with key management of our portfolio companies for post-investment assistance and monitoring purposes. As part of the monitoring process of LMM portfolio investments, the investment team will analyze monthly and quarterly financial statements versus the previous periods and year, review financial projections, meet and discuss issues or opportunities with management, attend board meetings and review all compliance certificates and covenants. While we maintain limited involvement in the ordinary course operations of our LMM portfolio companies, we maintain a higher level of involvement in non-ordinary course financing or strategic activities and any non-performing scenarios. We also monitor the performance of our private placement portfolio investments; however, due to the larger size and sophistication of these middle market companies, it is not necessary to have as much direct management interface.

        We use an internally developed investment rating system to characterize and monitor our expected level of returns on each of our investments.

  •
  Investment Rating 1 represents a portfolio company that is performing in a manner which significantly exceeds expectations and projections;

  •
  Investment Rating 2 represents a portfolio company that, in general, is performing above expectations;

  •
  Investment Rating 3 represents a portfolio company that is generally performing in accordance with expectations;

  •
  Investment Rating 4 represents a portfolio company that is underperforming expectations. Investments with such a rating require increased Main Street monitoring and scrutiny; and

  •
  Investment Rating 5 represents a portfolio company that is significantly underperforming. Investments with such a rating require heightened levels of monitoring and scrutiny by us and involve the recognition of significant unrealized depreciation on such investment.

        All new portfolio investments receive an initial 3 rating.

        The following table shows the distribution of our LMM and privately placed portfolio investments (excluding the investment in our affiliated Investment Manager) on the 1 to 5 investment rating scale at fair value as of March 31, 2011 and December 31, 2010:

	March 31, 2011		December 31, 2010
Investment Rating	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	(Unaudited)
	(dollars in thousands)
1	$62,700	16.1%	$52,147	15.0%
2	170,147	43.6%	153,408	44.2%
3	141,163	36.1%	122,249	35.3%
4	15,756	4.0%	17,705	5.1%
5	750	0.2%	1,250	0.4%

Totals	$390,516	100.0%	$346,759	100.0%

        Based upon our investment rating system, the weighted average rating of our portfolio as of March 31, 2011 and December 31, 2010 was approximately 2.3. As of March 31, 2011, we had three investments on non-accrual status, which comprised approximately 2.0% of the total portfolio investments at fair value and 4.1% of the total portfolio investments at cost (or 1.6% and 3.3%, respectively with the inclusion of marketable securities and idle funds investments), in each case excluding the investment in the affiliated Investment Manager. As of December 31, 2010, we had two investments on non-accrual status, which comprised approximately 2.6% of the total portfolio investments at fair value and 3.6% of the total portfolio investments at cost (or 2.2% and 3.0%, respectively with the inclusion of marketable securities and idle funds investments), in each case excluding the investment in the affiliated Investment Manager.

  Exit Strategies/Refinancing

        While we generally exit most investments through the refinancing or repayment of our debt and redemption of our equity positions, we typically assist our LMM portfolio companies in developing and planning exit opportunities, including any sale or merger of our portfolio companies. We may also assist in the structure, timing, execution and transition of the exit strategy. The refinancing or repayment of private placement debt investments typically does not require our assistance due to the additional resources available to these larger, middle market companies.

Determination of Net Asset Value and Portfolio Valuation Process

        We determine the net asset value per share of our common stock on a quarterly basis. The net asset value per share is equal to our total assets minus liabilities and any noncontrolling interests outstanding divided by the total number of shares of common stock outstanding.

        Our business plan calls for us to invest primarily in illiquid securities issued by private, LMM companies as well as privately placed debt securities issued by private, middle market companies that are generally larger in size than the LMM companies. These portfolio investments may be subject to restrictions on resale and will generally have no established trading market. As a result, we determine in good faith the fair value of our portfolio investments pursuant to a valuation policy in accordance with the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("Codification" or "ASC") 820, Fair Value Measurements and Disclosures ("ASC 820") and a valuation process approved by our Board of Directors and in accordance with the 1940 Act. We review external events, including private mergers, sales and acquisitions involving comparable companies, and include these events in the valuation process. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio.

        For valuation purposes, control investments are composed of equity and debt securities for which we have a controlling interest in the portfolio company or have the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for our control investments. As a result, we determine the fair value of control investments using a combination of market and income approaches. Under the market approach, we will typically use the enterprise value methodology to determine the fair value of these investments. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization ("EBITDA"), cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, we analyze various factors, including the portfolio company's historical and projected financial results. We allocate the enterprise value to investments in order of the legal priority of the investments. We will also use the income approach to determine the fair value of these securities, based on projections of the discounted future free cash flows that the portfolio company or the debt security will likely generate. The valuation approaches for our control investments estimate the value of the investment if we were to sell, or exit, the investment, assuming the highest and best use of the investment by market participants. In addition, these valuation approaches consider the value associated with our ability to control the capital structure of the portfolio company, as well as the timing of a potential exit.

        For valuation purposes, non-control LMM investments are composed of debt and equity securities for which we do not have a controlling interest in the portfolio company, or the ability to nominate a majority of the portfolio company's board of directors. Market quotations for our non-control LMM investments are generally not readily available. For our non-control LMM investments, we use a combination of the market and income approaches to value our equity investments and the income approach to value our debt instruments. For non-control LMM debt investments, we determine the fair value primarily using a yield approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Our estimate of the expected repayment date of a LMM debt security is generally the legal maturity date of the instrument, as we generally intend to hold our loans to maturity. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. We will use the value determined by the yield analysis as the fair value for that security; however, because of our general intent to hold our loans to maturity, the fair value will not exceed the face amount of the LMM debt security. A change in the assumptions that we use to estimate the fair value of our LMM debt securities using the yield analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or a debt security is in workout status, we may consider other factors in determining the fair value of a LMM debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would most likely be received in a liquidation analysis.

        For valuation purposes, all of our private placement portfolio investments are non-control investments and are composed of direct or secondary purchases of interest-bearing securities for which we do not have a controlling interest in the portfolio company, or the ability to nominate a majority of the portfolio company's board of directors. We primarily use observable inputs to determine the fair value of these investments through obtaining third party quotes or other independent pricing.

        Due to the inherent uncertainty in the valuation process, our estimate of fair value for our LMM investments may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. We determine the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

        As described below, we undertake a multi-step valuation process each quarter in connection with determining the fair value of our investments, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of the fair value of each individual investment.

  •
  Our quarterly valuation process will begin with each LMM portfolio company or investment being initially valued by the investment team responsible for the portfolio investment;

  •
  Preliminary valuation conclusions will then be reviewed and discussed with senior management;

  •
  A nationally recognized independent advisor engaged by the Board of Directors will perform certain mutually agreed limited procedures, as described below, that we have identified and asked them to perform on a selection of our final LMM portfolio company valuation conclusions;

  •
  The fair value determination for our privately placed debt investments generally consists of observable inputs;

  •
  The Audit Committee of our Board of Directors will review the preliminary valuations, and the investment team will consider and assess, as appropriate, any changes that may be required to the preliminary valuation to address any comments provided by the Audit Committee; and

  •
  The Board of Directors will assess the valuations and will ultimately approve the fair value of each investment in our portfolio in good faith.

        As part of the internal valuation process, in arriving at estimates of fair value for LMM portfolio companies, Main Street, among other things, consults with a nationally recognized independent advisor. The nationally recognized independent advisor is generally consulted relative to each LMM portfolio investment at least once in every calendar year, and for new LMM portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, Main Street may determine that it is not cost-effective, and as a result is not in its stockholders' best interest, to consult with the nationally recognized independent advisor on one or more LMM portfolio companies. Such instances include, but are not limited to, situations where the fair value of Main Street's investment in a LMM portfolio company is determined to be insignificant relative to the total investment portfolio. Main Street consulted with its independent advisor in arriving at Main Street's determination of fair value on a total of 34 portfolio companies, including 33 LMM portfolio companies and our affiliated Investment Manager, for the year ended December 31, 2010, representing approximately 79% of the total LMM portfolio and affiliated Investment Manager investments at fair value as of December 31, 2010. Main Street consulted with its independent advisor relative to Main Street's determination of fair value on 8, 10, 8, and 8 portfolio investments for the quarters ended March 31, June 30, September 30, and December 31, 2010, respectively. Main Street consulted with its independent advisor in arriving at

Main Street's determination of fair value on a total of 11 LMM portfolio companies for the three months ended March 31, 2011, representing approximately 22% of the total LMM portfolio and investment in the affiliated Investment Manager at fair value as of March 31, 2011. The Board of Directors of Main Street has the final responsibility for reviewing and approving, in good faith, Main Street's estimate of the fair value for the investments.

        Determination of fair value involves subjective judgments and estimates. The notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Competition

        We compete for investments with a number of investment funds (including private equity funds, mezzanine funds, BDCs, and other SBICs), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of the entities that compete with us have greater financial and managerial resources. We believe we are able to be competitive with these entities primarily on the basis of our focus toward the underserved lower middle market, the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, our comprehensive suite of customized financing solutions and the investment terms we offer.

        We believe that some of our competitors make senior secured loans, junior secured loans and subordinated debt investments with interest rates and returns that are comparable to or lower than the rates and returns that we target. Therefore, we do not seek to compete primarily on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see "Risk Factors—Risks Related to Our Business and Structure—We may face increasing competition for investment opportunities."

Employees

        As of March 31, 2011, we had 20 employees, each of whom was employed by the Investment Manager. These employees include investment and portfolio management professionals, operations professionals and administrative staff. As necessary, we will hire additional investment professionals and administrative personnel. All of our employees are located in our Houston, Texas office.

Properties

        We do not own any real estate or other physical properties materially important to our operations. Currently, we lease office space in Houston, Texas for our corporate headquarters.

Legal Proceedings

        We may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, we do not expect any current matters will materially affect our financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on our financial condition or results of operations in any future reporting period.

PORTFOLIO COMPANIES

        The following table sets forth certain unaudited information as of March 31, 2011, for the portfolio companies in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observer or participation rights we may receive. As of March 31, 2011, none of our portfolio company investments constituted five percent or more of our total assets. The following table excludes our investment in the Investment Manager and marketable securities and idle funds investments.

Name and Address of Portfolio Company	Nature of Principal Business	Title of Securities Held by Us	Percentage of Fully Diluted Equity	Cost of Investment	Fair Value of Investment
Affinity Videonet, Inc.	Videoconferencing Services	13% Secured Debt	—	1,892,383	1,892,383
1625 Broadway Ave, Ste. 880		13% current / 1% PIK Secured Debt	—	1,695,809	1,695,809
Denver, CO 80202		Warrants	2.5%	62,500	62,500

				3,650,692	3,650,692
Alon Refining Krotz Springs, Inc.	Petroleum Products/Refining	13.5% Secured Debt	—	3,840,870	4,140,000

7616 LBJ Freeway, Ste. 300
Dallas, TX 75251
American Sensor Technologies, Inc.	Manufacturer of Commercial/	9% Secured Debt	—	3,529,283	3,529,283
450 Clark Dr.	Industrial Sensors	Warrants	19.6%	49,990	2,080,000

Mt. Olive, NJ 07828
				3,579,273	5,609,283

Arrowhead General Insurance Agency, Inc.	Insurance	LIBOR plus 5.75% Secured Debt		3,920,857	3,950,000
701 B. Street, Suite 2100		LIBOR plus 9.5% Secured Debt		1,940,000	1,965,000

San Diego, CA 92101				5,860,857	5,915,000

Audio Messaging Solutions, LLC	Audio Messaging Services	12% Secured Debt	—	7,322,388	7,371,597
720 Brooker Creek Blvd., Ste. 215		Warrants	8.4%	468,373	1,280,000

Oldsmar, FL 34677				7,790,761	8,651,597
Bourland & Leverich Supply Co, LLC	Distributor of Oil & Gas	LIBOR plus 9.0% Secured Debt	—	4,191,191	4,563,001

PO Box 778	Tubular Goods
Pampa, TX 79066
Brand Connections, LLC	Venue-Based	14% Secured Debt	—	7,066,203	7,066,203

26 Orange Rd	Marketing and Media
Montclair, NJ 07042
Café Brazil, LLC	Casual Restaurant	12% Secured Debt	—	1,897,680	1,900,000
202 West Main Street, Ste. 100	Group	Member Units	41.0%	41,837	2,470,000

Allen, TX 75013				1,939,517	4,370,000
California Healthcare Medical Billing, Inc.	Healthcare Billing and Records	12% Secured Debt	—	6,908,889	7,222,715
1121 E. Washington Ave.	Management	Warrants	20.4%	1,193,333	3,380,333
Escondido, CA 92025		Common Stock	9.7%	1,176,667	1,390,000

				9,278,889	11,993,048
CBT Nuggets, LLC	Produces and Sells IT	10% Secured Debt	—	375,000	375,000
44 Club Rd, Ste. 150	Certification Training Videos	14% Secured Debt	—	2,794,927	2,794,927
Eugene, OR 97401		Member Units	40.8%	1,299,520	3,870,000

				4,469,447	7,039,927
Ceres Management, LLC (Lambs)	Aftermarket Automotive	14% Secured Debt	—	3,967,689	3,967,689
11675 Jollyville Rd, Ste.	Services Chain	9.5% Secured Debt (Lamb's Real Estate Investment I, LLC)	—	1,225,000	1,225,000
300 Austin, TX 78759		Class B Member Units (Non-voting)	—	2,173,204	2,173,204
		Member Units	70.0%	1,813,333	860,000
		Member Units (Lamb's Real Estate Investment I, LLC)	100.0%	625,000	625,000

				9,804,226	8,850,893
Chef's Warehouse	Specialty Food	LIBOR plus 9.0% Secured Debt	—	7,787,535	8,279,137

100 East Ridge Road	Distributor
Ridgefield, CT 06871
Compact Power Equipment Centers, LLC	Light to Medium Duty	6% current / 6% PIK Secured Debt	—	2,700,572	2,700,572
PO Box 40	Equipment Rental	Series A Member Units (Non-voting)		793,651	793,651
Fort Mill, SC 29716		Member Units	11.5%	1,147	1,147

				3,495,370	3,495,370
Condit Exhibits, LLC	Tradeshow Exhibits/	9% current / 9% PIK Secured Debt	—	4,622,987	4,622,987
500 West Tennessee	Custom Displays	Warrants	47.9%	320,000	100,000

Denver, CO 80223				4,942,987	4,722,987

Name and Address of Portfolio Company	Nature of Principal Business	Title of Securities Held by Us	Percentage of Fully Diluted Equity	Cost of Investment	Fair Value of Investment
Currie Acquisitions, LLC	Manufacturer of Electric	12% Secured Debt	—	4,004,722	4,004,722
9453 Owensmouth Ave.	Bicycles/Scooters	Warrants	47.3%	2,566,204	2,050,204

Chatsworth, CA 91311				6,570,926	6,054,926
DrillingInfo, Inc.	Information Services for the Oil	12% Secured Debt	—	6,887,024	7,770,000
2600 Via Fortuna, Fifth Floor	and Gas Industry	Warrants	5.0%	1,250,000	4,510,000
Austin, TX 78746		Common Stock	2.1%	1,085,325	2,070,325

				9,222,349	14,350,325
East Teak Fine Hardwoods, Inc.	Hardwood Products	Common Stock	5.0%	480,318	330,000

1106 Drake Road
Donalds, SC 29638
Fairway Group Acquisition	Retail Grocery	LIBOR plus 6.0% Secured Debt	—	7,426,517	7,490,625

2284 12th Avenue
New York, NY 10027
Global Tel*Link Corporation	Communications	LIBOR plus 11.25% Secured Debt	—	2,943,186	2,987,505

2609 Cameron St.	Technology
Mobile, AL 36607
Gulf Manufacturing, LLC	Industrial Metal Fabrication	8% Secured Debt	—	3,620,000	3,620,000
1221 Indiana St		13% Secured Debt	—	1,619,597	1,641,017
Humble, TX 77396		9% PIK Secured Debt	—	1,420,784	1,420,784
		Member Units	34.2%	2,979,813	6,890,000

				9,640,194	13,571,801
Harrison Hydra-Gen, Ltd.	Manufacturer of Hydraulic	12% Secured Debt	—	5,284,650	5,284,650
10827 Tower Oaks Blvd.	Generators	Warrants	35.2%	717,640	717,640
Houston, TX 77070		Preferred Stock	—	1,020,000	1,020,000

				7,022,290	7,022,290
Hawthorne Customs & Dispatch Services, LLC	Transportation/ Logistics	Member Units	59.1%	692,500	1,250,000
9370 Wallisville Rd		Member Units (Wallisville Real Estate, LLC)	59.1%	1,214,784	1,214,784

Houston, TX 77013				1,907,284	2,464,784
Hayden Acquisition, LLC	Manufacturer of Utility	8% Secured Debt	—	1,781,303	250,000

7801 West Tangerine Rd	Structures
Rillito, AZ 85653
Hoffmaster Group, Inc.	Manufacturer of Specialty	13.5% Secured Debt	—	4,884,129	5,062,500
2920 N. Main St	Tabletop Products	LIBOR plus 5.0% Secured Debt	—	1,446,636	1,483,521

Oshkosh, WI 54901				6,330,765	6,546,021
Houston Plating & Coatings, LLC	Plating & Industrial Coating	Prime plus 2% Debt	—	300,000	300,000
1315 Georgia St	Services	Member Units	11.1%	335,000	3,205,000

South Houston, TX 77587				635,000	3,505,000
Hydratec, Inc.	Agricultural Services	Common Stock	92.5%	7,088,911	10,163,911

325 Road 192
Delano, CA 93215
Indianapolis Aviation Partners, LLC	FBO / Aviation	12% Secured Debt	—	4,158,875	4,350,000
8501 Telephone Road	Support Services	Warrants	30.1%	1,129,286	1,270,286

Houston, TX 77061				5,288,161	5,620,286
IRTH Holdings, LLC	Utility Technology	12% Secured Debt	—	5,895,114	5,895,114
5009 Horizons Drive	Services	Member Units	22.3%	850,000	850,000

Columbus, OH 43220				6,745,114	6,745,114
Jensen Jewelers of Idaho, LLC	Retail Jewelry	Prime plus 2% Secured Debt	—	2,257,523	2,260,000
130 Second Avenue North		13% current / 6% PIK Secured Debt	—	2,341,580	2,344,897
Twin Falls, ID 83301		Member Units	60.8%	811,000	1,410,000

				5,410,103	6,014,897
KBK Industries, LLC	Specialty Manufacturer of	10% Secured Debt	—	389,940	389,940
East Hwy 96	Products	14% Secured Debt	—	5,250,000	5,250,000
Rush Center, KS 67575	Oilfield and Industrial	Member Units	18.8%	340,833	2,010,333

				5,980,773	7,650,273
Laurus Healthcare, LP	Healthcare Facilities / Services	13% Secured Debt	—	2,275,000	2,275,000
10000 Memorial Drive, Ste 540		13% Secured Debt	—	350,000	350,000
Houston, TX 77056		10% Secured Debt		750,000	750,000
		Class A and C Units	13.1%	79,505	5,070,000

				3,454,505	8,445,000
Lighting Unlimited, LLC	Commercial and Residential	Prime plus 1% Secured Debt	—	847,314	847,314
4125 Richmond Ave.	Lighting Products and	14% Secured Debt	—	1,728,285	1,478,285
Houston, TX 77027	Design Services	Warrants	17.0%	54,000	—

				2,629,599	2,325,599
Managed Health Care Associates, Inc.	Healthcare Products	LIBOR plus 3.25% Secured Debt	—	1,573,204	1,931,287

25-B Vreeland Road, Suite 300
Florham Park, NJ 07932-0789

Name and Address of Portfolio Company	Nature of Principal Business	Title of Securities Held by Us	Percentage of Fully Diluted Equity	Cost of Investment	Fair Value of Investment
Megapath Inc.	Communications	LIBOR plus 10% Secured Debt	—	3,827,425	3,968,250

555 Anton Blvd Ste 200	Technology
Costa Mesa, CA 92626
Merrick Systems, Inc.	Software and	13% Secured Debt	—	2,558,765	2,558,765
4801 Woodway Dr., Ste. 200E	Information	Warrants	6.5%	450,000	650,000

Houston, TX 77056	Technology			3,008,765	3,208,765
Mid-Columbia Lumber Products, LLC	Specialized Lumber Products	10% Secured Debt	—	1,250,000	1,250,000
380 NW Adler St		12% Secured Debt	—	3,855,995	3,900,000
Madras, OR 97741		9.5% Secured Debt (Mid—Columbia Real Estate, LLC)	—	1,096,100	1,096,100
		Warrants	25.5%	250,000	670,000
		Member Units	26.7%	500,000	700,000
		Member Units (Mid—Columbia Real Estate, LLC)	50.0%	250,000	250,000

				7,202,095	7,866,100
Miramax Film NY, LLC	Motion Picture Producer	LIBOR plus 6% Secured Debt	—	2,783,757	2,888,135
1601 Cloverfield Blvd., Ste. 2000	and Distributor	LIBOR plus 11% Secured Debt	—	3,922,207	4,100,000
Santa Monica, CA 90404		Class B Units	0.2%	500,000	500,000

				7,205,964	7,488,135
NAPCO Precast, LLC	Precast Concrete	18% Secured Debt	—	5,866,633	5,923,077
6949 Low Bid Lane	Manufacturing	Prime plus 2% Secured Debt	—	3,370,363	3,384,615
San Antonio, TX 78250		Member Units	35.3%	2,020,000	4,230,000

				11,256,996	13,537,692
Northland Cable Television, Inc.	Cable Broadcasting	LIBOR plus 6.0% Secured Debt	—	4,857,230	4,900,000

101 Steward Street #700
Seattle, WA 98101
NTS Holdings, Inc.	Trench & Traffic Safety	12% Secured Debt	—	5,965,537	5,965,537
15955 West Hardy Rd, Ste 100	Equipment	Preferred Stock (12% cumulative, compounded quarterly)	—	10,936,831	10,936,831
Houston, TX 77060		Common Stock	72.3%	1,621,255	776,000

				18,523,623	17,678,368
Olympus Building Services, Inc.	Custodial/Facilities Services	12% Secured Debt	—	2,938,384	3,050,000
Union Square Drive, Ste. 110		12% current / 3% PIK Secured Debt	—	991,381	991,381
New Hope, PA 18938		Warrants	22.5%	470,000	930,000

				4,399,765	4,971,381
OMi Holdings, Inc.	Manufacturer of Overhead	12% Secured Debt	—	9,923,076	9,923,076
1515 E I-30 Service Road	Cranes	Common Stock	48.0%	1,080,000	560,000

Royse City, TX 75189				11,003,076	10,483,076
OPI International Ltd.	Oil and Gas	12% Secured Debt	—	10,804,330	10,804,330
4545 Post Oak Place Drive	Construction Services	12% Secured Debt	—	252,288	252,288
Houston, TX 77027		Common Stock	8.0%	500,000	500,000

				11,556,618	11,556,618
Pegasus Research Group, LLC (Televerde)	Telemarketing and Data	13% current / 3% PIK Secured Debt		6,210,552	6,210,552
4636 E. University Drive	Services	Member Units	43.7%	1,250,000	1,250,000

Phoenix, AZ 77074				7,460,552	7,460,552
Physician Oncology Services, LP	Healthcare Services	7% Secured Debt		885,852	893,475

53 Perimeter Center East
Atlanta, GA 30346
Pierre Foods, Inc.	Foodservice Supplier	LIBOR plus 5.25% Secured Debt	—	4,882,606	5,005,323
9990 Princeton Rd		LIBOR plus 9.5% Secured Debt	—	1,933,737	2,052,500

Cincinnati, OH 45246				6,816,343	7,057,823
PPL RVs, Inc.	RV Aftermarket	18% Secured Debt	—	6,168,168	6,168,168
10777 Southwest Freeway	Consignment/Parts	Member Units	50.1%	2,150,000	2,280,000

Houston, TX 77074				8,318,168	8,448,168
Principle Environmental, LLC	Noise Abatement Products/	12% Secured Debt		4,228,966	4,228,966
201 W. Ranch Court	Services	Warrants	15.0%	1,200,000	1,200,000
Weatherford, TX 76088		Member Units	25.0%	2,000,000	2,000,000

				7,428,966	7,428,966
Rentech Energy Midwest Corporation	Manufacturer of Fertilizer	LIBOR plus 10% Secured Debt	—	2,096,116	2,156,702

16675 US Highway 20 W
East Dubuque, IL 61025
River Aggregates, LLC	Construction Aggregates	12% Secured Debt		3,307,500	3,307,500
25963 Sorters Road		Warrants	10.0%	122,500	122,500
Porter, TX 77365		Member Units	45.0%	550,000	550,000

				3,980,000	3,980,000

Name and Address of Portfolio Company	Nature of Principal Business	Title of Securities Held by Us	Percentage of Fully Diluted Equity	Cost of Investment	Fair Value of Investment
Schneider Sales Management, LLC	Sales Consulting and	13% Secured Debt	—	3,289,127	500,000
5340 S. Quebec St., Ste. 265 N	Training	Warrants	20.0%	45,000	—

Greenwood Village, CO 80111				3,334,127	500,000
Shearer's Foods, Inc	Manufacturer of Food /	12% current / 3.5% PIK Secured Debt	—	4,052,985	4,206,408

692 Wabash Ave. North	Snacks
Brewster, OH 44613
Standard Steel, LLC	Manufacturer of Steel	12% Secured Debt	—	2,906,997	2,921,398

500 N. Walnut St.	Wheels and Axles
Burnham, PA 17009
Support Systems Homes, Inc.	Manages Substance Abuse	15% Secured Debt	—	576,600	576,600

1925 Winchester Blvd., #204	Treatment Centers
Campbell, CA 95008
Technical Innovations, LLC	Manufacturer of Specialty	13.5% Secured Debt	—	2,920,552	2,950,000

3601 Galaznik Rd	Cutting Tools and Punches
Angleton, TX 77515
The MPI Group, LLC	Manufacturer of Custom	4.5% current / 4.5% PIK Secured Debt	—	507,320	507,320
319 North Hills Road	Hollow Metal Doors, Frames	6% current / 6% PIK Secured Debt	—	5,023,558	5,023,558
Corbin, KY 40701	and Accessories	Warrants	47.1%	895,943	190,000

				6,426,821	5,720,878
The Tennis Channel, Inc.	Sports Broadcasting/	LIBOR plus 6% / 4% PIK Secured Debt	—	10,484,076	10,484,076
2850 Ocean Park Blvd., Ste. 150	Media	Warrants	0.1%	235,467	235,467

Santa Monica, CA 90405				10,719,543	10,719,543
Thermal & Mechanical Equipment, LLC	Heat Exchange / Filtration	Prime plus 2% Secured Debt	—	1,407,261	1,407,261
1423 E. Richey Rd	Products and Services	13% current / 5% PIK Secured Debt	—	4,452,583	4,509,680
Houston, TX 77073		Member Units	50.0%	1,000,000	2,680,000

				6,859,844	8,596,941

Uvalco Supply, LLC	Farm and Ranch Supply	Member Units	42.8%	1,113,243	1,940,000
2521 E Main St.
Uvalde, TX 78801
Van Gilder Insurance Corporation	Manufacturer/Installer of	8% Secured Debt		1,943,632	1,943,632
1515 Wynkoop, Suite 200	Commercial Signage	13% Secured Debt		4,864,029	4,864,029
Denver, CO 80202		Warrants	10.0%	1,208,643	1,208,643
		Common Stock	15.5%	2,499,876	2,499,876

				10,516,180	10,516,180
Vision Interests, Inc.	Manufacturer/Installer of	6.5% current /6.5% PIK Secured Debt	—	8,424,811	6,322,651
6630 Arroyo Springs St., Ste. 600	Commercial Signage	6.5% current /6.5% PIK Secured Debt	—	740,587	740,587
Las Vegas, NV 89113		Warrants	38.2%	160,010	—
		Common Stock	22.3%	372,000	—

				9,697,408	7,063,238
Walden Smokey Point, Inc.	Specialty Transportation/	Common Stock	12.6%	1,426,667	2,820,000

17305 59th Avenue NE
Arlington, WA 98223
WorldCall, Inc.	Telecommunication/	13% Secured Debt	—	646,225	646,225
1250 Capital of Texas Hwy., Bldg 2, Ste 235	Information Services	Common Stock	10.0%	296,631	—

Austin, TX 78746				942,856	646,225
Ziegler's NYPD, LLC	Casual Restaurant Group	Prime plus 2% Secured Debt	—	994,427	994,427
13901 North 73rd St., #219		13% current / 5% PIK Secured Debt	—	4,815,915	4,815,915
Scottsdale, AZ 85260		Warrants	46.6%	600,000	470,000

				6,410,342	6,280,342
Other				157,500	157,500

Total				357,717,539	390,516,106

MANAGEMENT

        Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors appoints our officers, who serve at the discretion of the Board of Directors. The responsibilities of the Board of Directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The Board of Directors has an Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, and may establish additional committees from time to time as necessary.

Board of Directors and Executive Officers

        Our Board of Directors consists of six members, four of whom are classified under applicable NYSE listing standards as "independent" directors and under Section 2(a)(19) of the 1940 Act as "non-interested" persons. Pursuant to our articles of incorporation, each member of our Board of Directors serves a one year term, with each current director serving until the 2011 annual meeting of stockholders and until his respective successor is duly qualified and elected. Our articles of incorporation give our Board of Directors sole authority to appoint directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

  Directors

        Information regarding our current Board of Directors is set forth below as of April 14, 2011. We have divided the directors into two groups—independent directors and interested directors. Interested directors are "interested persons" of MSCC as defined in Section 2(a)(19) of the 1940 Act. The address for each director is c/o Main Street Capital Corporation, 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

  Independent Directors

Name	Age	Director Since	Expiration of Term
Michael Appling Jr.	44	2007	2011
Joseph E. Canon	68	2007	2011
Arthur L. French	70	2007	2011
William D. Gutermuth	59	2007	2011

  Interested Directors

Name	Age	Director Since	Expiration of Term
Vincent D. Foster	54	2007	2011
Todd A. Reppert	41	2007	2011

  Executive Officers

        The following persons serve as our executive officers in the following capacities (ages as of April 14, 2011):

Name	Age	Position(s) Held with the Company
Vincent D. Foster	54	Chairman of the Board and Chief Executive Officer
Todd A. Reppert	41	Director, President and Chief Financial Officer
Rodger A. Stout	59	Senior Vice President—Finance and Administration, Chief Compliance Officer and Treasurer
Dwayne L. Hyzak	38	Senior Vice President—Finance and Managing Director
Curtis L. Hartman	38	Senior Vice President and Managing Director
David L. Magdol	40	Senior Vice President and Managing Director
Jason B. Beauvais	35	Vice President, General Counsel and Secretary
Michael S. Galvan	42	Vice President and Chief Accounting Officer

        The address for each executive officer is c/o Main Street Capital Corporation, 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

Biographical Information

  Independent Directors

        Michael Appling, Jr. is the President and Chief Executive Officer of TNT Crane & Rigging Inc., a privately held full service crane and rigging operator. From July 2002 through August 2007, he was the Executive Vice President and Chief Financial Officer of XServ, Inc., a large private equity funded, international industrial services and rental company. Mr. Appling has also held the position of CEO and President for United Scaffolding, Inc., an XServ, Inc. operating subsidiary. In February 2007, XServ, Inc. was sold to The Brock Group, a private industrial services company headquartered in Texas. From March 2000 to June 2002, Mr. Appling served as the Chief Financial Officer of CheMatch.com, an online commodities trading forum. ChemConnect, Inc., a venture backed independent trading exchange, acquired CheMatch.com in January 2002. From June 1999 to March 2000, Mr. Appling was Vice President and Chief Financial Officer of American Eco Corporation, a publicly traded, international fabrication, construction and maintenance provider to the energy, pulp and paper and power industries. Mr. Appling worked for ITEQ, Inc., a publicly traded, international fabrication and services company, from September 1997 to May 1999, first as a Director of Corporate Development and then as Vice President, Finance and Accounting. From July 1991 to September 1997, Mr. Appling worked at Arthur Andersen LLP, where he practiced as a certified public accountant. We believe Mr. Appling is qualified to serve on our Board of Directors because of his extensive finance and accounting experience, as well as his executive leadership and management experience as a chief executive officer.

        Joseph E. Canon, since 1982, has been the Executive Vice President and Executive Director, and a member of the Board of Directors, of Dodge Jones Foundation, a private charitable foundation located in Abilene, Texas. He has also been involved during this time as an executive officer and director of several private companies and partnerships with emphasis on energy, financial and other alternative investments. Prior to 1982, Mr. Canon was an Executive Vice President of the First National Bank of Abilene. From 1974 to 1976, he was the Vice President and Trust Officer with the First National Bank of Abilene. Mr. Canon currently serves on the Board of Directors of First Financial Bankshares, Inc. (NASDAQ-GM: FFIN), a $3 billion bank and financial holding company headquartered in Abilene, Texas. Mr. Canon also serves on the Board of Directors for several bank and trust/asset management subsidiaries of First Financial Bankshares, Inc. He has also served as an executive officer and member of the Board of Directors of various other organizations including the Abilene Convention and Visitors

Bureau, Abilene Chamber of Commerce, Conference of Southwest Foundations, City of Abilene Tax Increment District, West Central Texas Municipal Water District and the John G. and Marie Stella Kenedy Memorial Foundation. We believe Mr. Canon's qualifications to serve on our Board of Directors include his many years of managing and investing assets on behalf of public and private entities, his considerable experience in trust banking activities and practices, and his experience on other public boards of directors.

        Arthur L. French has served in a variety of executive management and board of director roles over the course of his business career. He began his private investment activities in 2000 and served as a director of Fab Tech Industries, a steel fabricator, from November 2000 until August 2009, as a director of Houston Plating and Coatings Company, an industrial coatings company, from 2002 until 2007, as a director of Rawson LP, an industrial distribution and maintenance services company, from May 2003 until June 2009, and as non-executive chairman of Rawson Holdings, LLC from March 2009 until December 2010. From September 2003 through March 2007, Mr. French was a member of the Advisory Board of Main Street Capital Partners, LLC and a limited partner of Main Street Mezzanine Fund, LP (both of which are now subsidiaries of Main Street). Mr. French currently serves as an advisor to LKCM Capital Group ("LKCM Capital"), an investment company headquartered in Ft. Worth, Texas. Since January 2011, he has also served as chairman of LKCM Distribution Holdings, LP, a LKCM Capital portfolio company that provides strategy overview and direction for several industrial distribution organizations engaged in maintenance and technical services, engineered products distribution and light manufacturing. In addition, since April 2010, Mr. French has served as a director of Industrial Distribution Group, another LKCM Capital portfolio company that provides industrial components and store room management services for manufacturing companies. From 1996-1999, Mr. French was Chairman and Chief Executive Officer of Metals USA Inc. (NYSE), where he managed the process of founders acquisition, assembled the management team and took the company through a successful IPO in July 1997. From 1989-1996, he served as Executive Vice President and Director of Keystone International, Inc. (NYSE), a manufacturer of flow controls equipment. After serving as a helicopter pilot in the United States Army, Captain Corps of Engineers from 1963-1966, Mr. French began his career as a Sales Engineer for Fisher Controls International, Inc., in 1966. During his tenure with Fisher Controls, from 1966-1989, Mr. French held various titles, and ended his career at Fisher Controls as President, Chief Operating Officer and Director. We believe Mr. French is qualified to serve on our Board of Directors because of his executive management and leadership roles within numerous public and private companies and his experience in investing in private companies.

        William D. Gutermuth, since 1986, has been a partner in the law firm of Bracewell & Giuliani LLP, specializing in the practice of corporate and securities law. From 1999 until 2005, Mr. Gutermuth was the Chair of Bracewell & Giuliani's Corporate and Securities Section. Mr. Gutermuth is a published author and frequent lecturer on topics relating to corporate governance and enterprise risk management. In addition, Mr. Gutermuth serves as a director of the Texas TriCities Chapter of the National Association of Corporate Directors. We believe Mr. Gutermuth's qualifications to serve on our Board of Directors include his extensive legal expertise, including counseling public and private entities on mergers and acquisitions and other complex transactions, specific experience with the 1940 Act regulatory framework and various corporate governance and other issues applicable to us.

  Interested Directors

        Vincent D. Foster has served as the Chairman of our Board of Directors, our Chief Executive Officer and as a member of our investment committee since 2007. Mr. Foster also currently serves as a founding director of Quanta Services, Inc. (NYSE: PWR), which provides specialty contracting services to the power, natural gas and telecommunications industries; Team, Inc. (NASDAQ: TISI), which provides specialty contracting services to the petrochemical, refining, electric power and other heavy industries; and Carriage Services, Inc. (NYSE: CSV), a death-care company. He also served as a director of U.S. Concrete, Inc. (NASDAQ-CM: USCR) from 1999 until 2010. In addition, Mr. Foster serves as a founding director of the Texas TriCities Chapter of the National Association of Corporate Directors. Following his graduation from Michigan State University, Mr. Foster, a C.P.A., had a 19-year career with Arthur Andersen, where he was a partner from 1988-1997. Mr. Foster was the director of Andersen's Corporate Finance and Mergers and Acquisitions practice for the Southwest United States and specialized in working with companies involved in consolidating their respective industries. From 1997, Mr. Foster co-founded and has acted as co-managing partner or chief executive of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including the Funds, MSMF GP, MSC II GP and the Investment Manager. Mr. Foster received his J.D. from Wayne State University Law School and also attended the University of Houston Law Center. Mr. Foster received the Ernst & Young Entrepreneur of the Year 2008 Award in the financial services category in the Houston & Gulf Coast Area. The program honors entrepreneurs who have demonstrated exceptionality in innovation, financial performance and personal commitment to their businesses and communities. We believe Mr. Foster is qualified to serve on our Board of Directors because of his intimate knowledge of our operations through his day-to-day leadership as Chief Executive Officer of Main Street, along with his comprehensive experience on other public Boards of Directors and his extensive experience in tax, accounting, mergers and acquisitions, corporate governance and finance.

        Todd A. Reppert has served as our President and Chief Financial Officer and as a member of our investment committee since 2007. From 2000, Mr. Reppert co-founded and has acted as co-managing partner or in other executive roles of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including the Funds, MSMF GP, MSC II GP and the Investment Manager. Prior to that, he was a principal of Sterling City Capital, LLC, a private investment group focused on small to middle market companies. Prior to joining Sterling City Capital in 1997, Mr. Reppert was with Arthur Andersen LLP. At Arthur Andersen LLP, he assisted in several industry consolidation initiatives, as well as numerous corporate finance and merger/acquisition initiatives. We believe Mr. Reppert's qualifications to serve on our Board of Directors include his extensive finance and accounting experience, his management and operational experience as the President of Main Street, and his considerable experience in corporate finance, mergers and acquisitions and investing in lower middle market companies.

  Non-Director Executive Officers

        Rodger A. Stout has served as our Chief Compliance Officer, Senior Vice President—Finance and Administration and Treasurer since 2007. From 2006, Mr. Stout has served as the chief financial officer and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including the Funds, MSMF GP, MSC II GP and the Investment Manager. From 2000 to 2006, Mr. Stout was senior vice president and chief financial officer for FabTech Industries, Inc., one of the largest domestic structural steel fabricating companies. From 1985 to 2000, he was a senior financial executive for Jerold B. Katz Interests. He held numerous positions over his 15-year tenure with this national scope financial services conglomerate. Those positions included director, executive vice president, senior financial officer and investment officer. Prior to 1985, Mr. Stout was an international tax executive in the oil and gas service industry.

        Dwayne L. Hyzak has served as one of our Senior Vice Presidents since 2007 and was recently promoted to Senior Vice President—Finance in 2011. Mr. Hyzak has also served as one of our Managing Directors since 2011. From 2002, Mr. Hyzak has served as a managing director and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including the Funds, MSMF GP, MSC II GP and the Investment Manager. From 2000 to 2002, Mr. Hyzak was a director of integration with Quanta Services, Inc. (NYSE: PWR), an electrical and telecommunications contracting company, where he was principally focused on the company's mergers and acquisitions and corporate finance activities. Prior to joining Quanta Services, Inc., he was a manager with Arthur Andersen LLP in its Transaction Advisory Services group.

        Curtis L. Hartman has served as one of our Senior Vice Presidents since 2007 and has also served as one of our Managing Directors since 2011. From 2000, Mr. Hartman has served as a managing director and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including the Funds, MSMF GP, MSC II GP and the Investment Manager. From 1999 to 2000, Mr. Hartman was an investment adviser for Sterling City Capital, LLC. Concurrently with joining Sterling City Capital, he joined United Glass Corporation, a Sterling City Capital portfolio company, as director of corporate development. Prior to joining Sterling City Capital, Mr. Hartman was a manager with PricewaterhouseCoopers LLP, in its M&A/Transaction Services group. Prior to that, he was employed as a senior auditor by Deloitte & Touche LLP.

        David L. Magdol has served as one of our Senior Vice Presidents since 2007 and has also served as one of our Managing Directors since 2011. Mr. Magdol is also currently a member of our Investment Committee. From 2002, Mr. Magdol has served as a managing director and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including the Funds, MSMF GP, MSC II GP and the Investment Manager. From 2000 to 2002, Mr. Magdol was a vice president in the Investment Banking Group of Lazard Freres & Co. LLC. From 1996 to 2000, Mr. Magdol served as a vice president of McMullen Group, a private equity investment firm capitalized by Dr. John J. McMullen. From 1993 to 1996, Mr. Magdol worked in the Structured Finance Services Group of Chemical Bank as a management associate.

        Jason B. Beauvais has served as our Vice President, General Counsel and Secretary since 2008. From 2008, Mr. Beauvais has also served as general counsel and in other executive positions of several of our subsidiary funds and entities, including the Funds, MSMF GP, MSC II GP and the Investment Manager. From 2006 through 2008, he was an attorney with Occidental Petroleum Corporation, an international oil and gas exploration and production company. From 2002 to 2006, Mr. Beauvais was an attorney at Baker Botts L.L.P., where he primarily counseled companies in public issuances and private placements of debt and equity and handled a wide range of general corporate and securities matters as well as mergers and acquisitions.

        Michael S. Galvan has served as our Vice President and Chief Accounting Officer since 2008. Prior to that, Mr. Galvan was senior manager of financial operations with Direct Energy, a retail gas and electricity service provider since October 2006. From September 2005 to October 2006, he was a senior audit manager with Malone & Bailey, PC, where he managed and coordinated audits of both publicly traded and private companies. From March 2003 to September 2005, Mr. Galvan was Director of Bankruptcy Coordination at Enron Corporation. Prior to March 2003, he served in other executive positions at various Enron affiliates.

CORPORATE GOVERNANCE

        We maintain a corporate governance section on our website which contains copies of the charters for the committees of our Board of Directors. The corporate governance section may be found at http://mainstcapital.com under "Governance" in the "Investor Relations" section of our website. The corporate governance section contains the following documents, which are available in print to any stockholder who requests a copy in writing to Main Street Capital Corporation, Corporate Secretary's Office, 1300 Post Oak Blvd., Suite 800, Houston, Texas 77056:

    Audit Committee Charter
    Nominating and Corporate Governance Committee Charter
    Compensation Committee Charter

        In addition, our Code of Business Conduct and Ethics and our Corporate Governance and Stock Ownership Guidelines may be found at http://mainstcapital.com under "Governance" in the "Investor Relations" section of our website and are available in print to any stockholder who requests a copy in writing.

Director Independence

        Our Board of Directors consists of six members, four of whom are classified under applicable listing standards of the New York Stock Exchange as "independent" directors and under Section 2(a)(19) of the 1940 Act as not "interested persons." Based on these independence standards, our Board of Directors has affirmatively determined that the following directors are independent:

    Michael Appling Jr.
    Joseph E. Canon
    Arthur L. French
    William D. Gutermuth

        Our Board of Directors considered the following relationships in evaluating our directors' independence under the applicable listing standards of the New York Stock Exchange. Both Messrs. Canon and French had previously been limited partners in Main Street Mezzanine Fund, LP, and Mr. French had previously served on the Advisory Board of Main Street Capital Partners, LLC, one of our wholly owned subsidiaries and the investment adviser to Main Street Mezzanine Fund, LP and Main Street Capital II, LP, prior to our acquisition of these entities. Messrs. Canon and French are also limited partners in Main Street Capital II, LP, a Small Business Investment Company, or SBIC, fund licensed by the United States Small Business Administration, in which we acquired a majority limited partnership interest in January 2010. The Company did not acquire any limited partnership interests from Messrs. Canon and French in the transaction. Our Board of Directors determined that those prior relationships would not impact the ability of either Mr. Canon or Mr. French to exercise independent judgment and do not impair the independence of either of them.

Communications with the Board

        Stockholders or other interested persons may send written communications to the members of our Board of Directors, addressed to Board of Directors, c/o Main Street Capital Corporation, Corporate Secretary's Office, 1300 Post Oak Blvd., Suite 800, Houston, Texas 77056. All communications received in this manner will be delivered to one or more members of our Board of Directors.

Board Leadership Structure

        Mr. Foster currently serves as both our Chief Executive Officer and as the Chairman of our Board of Directors. As our Chief Executive Officer, Mr. Foster is an "interested person" under Section 2(a)(19) of the 1940 Act. The Board believes that the Company's Chief Executive Officer is currently best situated to serve as Chairman because he is the director most familiar with the Company's business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. The Company's independent directors bring experience, oversight and expertise from outside the company and industry, while the Chief Executive Officer brings company-specific and industry-specific experience and expertise. The Board believes that the combined role of Chairman and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the Board, which are essential to effective governance.

        One of the key responsibilities of the Board is to oversee the development of strategic direction and hold management accountable for the execution of strategy once it is developed. The Board believes the combined role of Chairman and Chief Executive Officer, together with a Lead Independent Director as described below, is in the best interest of our stockholders because it provides the appropriate balance between strategy development and independent oversight of management.

        Our Board of Directors designated Arthur L. French as Lead Independent Director to preside at all executive sessions of non-management directors. In the Lead Independent Director's absence, the remaining non-management directors may appoint a presiding director by majority vote. The non-management directors meet in executive session without management on a regular basis. The Lead Independent Director also has the responsibility of consulting with management on Board and committee meeting agendas, acting as a liaison between management and the non-management directors, including maintaining frequent contact with the Chairman and Chief Executive Officer and facilitating collaboration and communication between the non-management directors and management. Stockholders or other interested persons may send written communications to Arthur L. French, addressed to Lead Independent Director, c/o Main Street Capital Corporation, Corporate Secretary's Office, 1300 Post Oak Blvd., Suite 800, Houston, Texas 77056.

Board of Directors and its Committees

        Board of Directors.    Our Board of Directors met eight times and acted by unanimous written consent six times during 2010. All directors attended 100% of the meetings of the Board of Directors and of the committees on which they served during 2010, and five directors attended the 2010 Annual Meeting of Stockholders in person. Our Board of Directors expects each director to make a diligent effort to attend all Board and committee meetings, as well as each Annual Meeting of Stockholders.

        Committees.    Our Board of Directors currently has, and appoints the members of, standing Audit, Compensation and Nominating and Corporate Governance Committees. Each of those committees is comprised entirely of independent directors and has a written charter approved by our Board of Directors. The current members of the committees are identified in the following table.

Board Committees
Director	Audit	Compensation	Nominating and Corporate Governance
Michael Appling Jr.	Chair		☒
Joseph E. Canon	☒	☒	Chair
Arthur L. French	☒	Chair
William D. Gutermuth		☒	☒

        Audit Committee.    During the year ended December 31, 2010, the Audit Committee met five times. The Audit Committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (as well as the compensation for those services), reviewing the independence of our independent accountants and reviewing the adequacy of our internal control over financial reporting. In addition, the Audit Committee is responsible for assisting our Board of Directors, in connection with its review and approval of the determination of the fair value of our debt and equity investments, and other financial investments, that are not publicly traded or for which current market values are not readily available. Our Board of Directors has determined that each of Messrs. Appling and Canon is an "Audit Committee financial expert" as defined by the Securities and Exchange Commission, or SEC, and an independent director. Mr. French is the other member of the Audit Committee. For more information on the backgrounds of these directors, see their biographical information under "Election of Directors" above.

        Compensation Committee.    During the year ended December 31, 2010, the Compensation Committee met six times and acted by unanimous written consent once. The Compensation Committee determines the compensation and related benefits for our executive officers including the amount of salary, bonus and stock-based compensation to be included in the compensation package for each of our executive officers. The actions of the Compensation Committee are generally reviewed and ratified by the entire Board of Directors, excluding the employee directors. The members of the Compensation Committee are Messrs. Canon, French and Gutermuth.

        Nominating and Corporate Governance Committee.    During the year ended December 31, 2010, the Nominating and Corporate Governance Committee met five times. The Nominating and Corporate Governance Committee is responsible for determining criteria for service on our Board of Directors, identifying, researching and recommending to the Board of Directors director nominees for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee of the Board, developing and recommending to our Board of Directors any amendments to our corporate governance principles and overseeing the self-evaluation of our Board of Directors and its committees and evaluations of our management. The members of the Nominating and Corporate Governance Committee are Messrs. Appling, Canon and Gutermuth.

Compensation Committee Interlocks and Insider Participation

        Each member of the Compensation Committee is independent for purposes of the applicable listing standards of the New York Stock Exchange. No member of the Compensation Committee (1) was, during the year ended December 31, 2010, or had previously been, an officer or employee of Main Street or any of its subsidiaries or (2) had any material interest in a transaction of Main Street or any of its subsidiaries or a business relationship with, or any indebtedness to, Main Street or any of its subsidiaries. No interlocking relationship existed during the year ended December 31, 2010 between any member of the Board of Directors or the Compensation Committee and an executive officer of Main Street.

Director Nomination Process

        Our Nominating and Corporate Governance Committee has determined that a candidate for election to our Board of Directors must satisfy certain general criteria, including, among other things:

  •
  be an individual of the highest character and integrity and have an inquiring mind, vision, a willingness to ask hard questions and the ability to work professionally with others;

  •
  be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

  •
  be willing and able to devote sufficient time to the affairs of our company and be diligent in fulfilling the responsibilities of a member of our Board of Directors and a member of any committee thereof (including: developing and maintaining sufficient knowledge of our company and the specialty finance industry in general; reviewing and analyzing reports and other information important to responsibilities of the Board of Directors and any committee of our Board of Directors; preparing for, attending and participating in meetings of our Board of Directors and meetings of any committee of our Board of Directors; and satisfying appropriate orientation and continuing education guidelines); and

  •
  have the capacity and desire to represent the balanced, best interests of our stockholders as a whole and not primarily a special interest group or constituency.

        The Nominating and Corporate Governance Committee seeks to identify potential director candidates who will strengthen the Board of Directors and will contribute to the overall mix of general criteria identified above. In addition to the general criteria, the Nominating and Corporate Governance Committee considers specific criteria, such as particular skills, experiences (whether in business or in other areas such as public service, academia or scientific communities), areas of expertise, specific backgrounds, and other characteristics, that should be represented on the Board of Directors to enhance its effectiveness and the effectiveness of its committees. The Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating and Corporate Governance Committee believe that it is essential that the Board members represent diverse viewpoints and a diverse mix of the specific criteria above. The process of identifying potential director candidates includes establishing procedures for soliciting and reviewing potential nominees from directors and for advising those who suggest nominees of the outcome of such review. The Nominating and Corporate Governance Committee also has the authority to retain and terminate any search firm used to identify director candidates.

        Any stockholder may nominate one or more persons for election as one of our directors at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our by-laws and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to our company for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; number of any shares of our stock beneficially owned by the nominee, if any; the date such shares were acquired and the investment intent of such acquisition; whether such stockholder believes the nominee is an "interested person" of our company, as defined in 1940 Act; and all other information required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required, including the nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected. See "Stockholders' Proposals" in our proxy statement and our by-laws for other requirements of stockholder proposals.

        The Nominating and Corporate Governance Committee will consider candidates identified through the processes described above, and will evaluate each of them, including incumbents, based on the same criteria. The Nominating and Corporate Governance Committee also takes into account the contributions of incumbent directors as Board members and the benefits to us arising from their experience on our Board of Directors. Although the Nominating and Corporate Governance Committee will consider candidates identified by stockholders, the Nominating and Corporate Governance Committee may determine not to recommend those candidates to our Board of Directors, and our Board of Directors may determine not to nominate any candidates recommended by the Nominating and Corporate Governance Committee. None of the director nominees named in this prospectus were nominated by stockholders.

Board's Role in the Oversight of Risk Management

        Our Board of Directors as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board Committees that report on their deliberations to the full Board. The oversight responsibility of the Board and its Committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks and management's risk mitigation strategies. Areas of focus include competitive, economic, operational, financial (accounting, credit, liquidity and tax), legal, regulatory, compliance and other risks. The Board and its Committees oversee risks associated with their respective principal areas of focus, as summarized below. Committees meet in executive session with key management personnel regularly and with representatives of outside advisors as necessary.

Board/Committee	Primary Areas of Risk Oversight
Full Board	Strategic, financial and execution risks and exposures associated with the annual operating plan and five-year strategic plan; major litigation and regulatory exposures and other current matters that may present material risk to our operations, plans, prospects or reputation; material acquisitions and divestitures.
Audit Committee

Risks and exposures associated with financial matters, particularly investment valuation, financial reporting and disclosure, tax, accounting, oversight of independent accountants, internal control over financial reporting, financial policies and credit and liquidity matters.

Compensation Committee

Risks and exposures associated with leadership assessment, senior management succession planning, executive and director compensation programs and arrangements, including incentive plans, and compensation related regulatory compliance.

Nominating and Corporate Governance Committee	Risks and exposures relating to our programs and policies relating to legal compliance, corporate governance, and director nomination, evaluation and succession planning.

COMPENSATION OF DIRECTORS

        The following table sets forth the compensation that we paid during the year ended December 31, 2010 to our directors. Directors who are also employees of Main Street or any of its subsidiaries do not receive compensation for their services as directors.

Director Compensation Table

Name	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation(2)	Total
Arthur L. French	$72,500	$29,997	$2,815	$105,312
Michael Appling Jr.	57,500	29,997	2,815	90,312
Joseph E. Canon	47,500	29,997	2,815	80,312
William D. Gutermuth	42,500	29,997	2,815	75,312

(1)
Each of our non-employee directors received an award of 1,980 restricted shares under the Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan on July 1, 2010, which will vest 100% on June 14, 2011, the day before the Annual Meeting, provided that the grantee has been in continuous service as a member of the Board of Directors through such date. These amounts represent the grant date fair value of the 2010 stock awards in accordance with FASB ASC Topic 718 based on the $15.15 closing price of our common stock on July 1, 2010. Pursuant to SEC rules, the amounts shown exclude the impact of any estimated forfeitures related to service-based vesting conditions. These amounts may not correspond to the actual value that will be recognized by our directors upon vesting. Each non-employee director had 1,980 unvested shares of restricted stock outstanding as of December 31, 2010. Please see the discussion of the assumptions made in the valuation of these awards in Note M to the audited consolidated financial statements included in this prospectus.

(2)
These amounts reflect the dollar value of dividends paid on unvested restricted stock awards in 2010.

        The compensation for non-employee directors for 2010 was comprised of cash compensation paid to or earned by directors in connection with their service as a director. That cash compensation consisted of an annual retainer of $42,500, and an additional $20,000 retainer for the Lead Independent Director. Non-employee directors will not receive fees based on meetings attended absent circumstances that require an exceptionally high number of meetings within an annual period. We also reimburse our non-employee directors for all reasonable expenses incurred in connection with their service on our Board. The chairs of our Board committees receive additional annual retainers as follows:

  •
  the chair of the Audit Committee: $15,000;

  •
  the chair of the Compensation Committee: $10,000; and

  •
  the chair of the Nominating and Corporate Governance Committee: $5,000.

        Our 2008 Non-Employee Director Restricted Stock Plan provides a means through which we may attract and retain qualified non-employee directors to enter into and remain in service on our Board of Directors. Under our 2008 Non-Employee Director Restricted Stock Plan, at the beginning of each one-year term of service on our Board of Directors, each non-employee director will receive a number of shares equivalent to $30,000 worth of shares based on the closing price of a share of our common stock on the New York Stock Exchange (or other exchange on which are shares are then listed) on the date of grant. Forfeiture provisions will lapse as to an entire award at the end of the one-year term.

COMPENSATION DISCUSSION AND ANALYSIS

        The following Compensation Discussion and Analysis, or CD&A, provides information relating to the 2010 compensation of Main Street's Chief Executive Officer, President and Chief Financial Officer and four other most highly compensated executive officers during 2010. Those six individuals are referred to in this CD&A as the Named Executive Officers, or NEOs.

Compensation Philosophy and Objectives

        The Main Street compensation system was developed by the Compensation Committee and approved by all independent directors. The system is designed to attract and retain key executives, motivate them to achieve the company's short-term and long-term objectives, reward them for superior performance and align their interests with those of the company's stockholders. The structure of Main Street's incentive compensation programs is formulated to encourage and reward the following, among other things:

  •
  achievement of income and capital gains to sustain and grow the company's dividend payments;

  •
  maintenance of liquidity and capital flexibility to accomplish the company's business objectives, including the preservation of investor capital;

  •
  superior risk-adjusted returns on the company's investment portfolio; and

  •
  management team and employee development.

        The Compensation Committee has the primary authority to establish compensation for the NEOs and other key employees and administers all executive compensation arrangements and policies. Main Street's Chief Executive Officer assists the Committee by providing annual recommendations regarding the compensation of NEOs and other key employees, excluding himself. The Committee exercises its discretion by modifying or accepting these recommendations. The Chief Executive Officer routinely attends a portion of the Committee meetings. However, the Committee also meets in executive session without the Chief Executive Officer or other members of management present when discussing the Chief Executive Officer's compensation and other occasions as determined by the Committee.

        The Compensation Committee takes into account competitive market practices with respect to the salaries and total direct compensation of the NEOs. Members of the Committee consider market practices by reviewing proxy statements or similar information made available by other internally managed business development companies, or BDCs, under the 1940 Act. The Committee also has the authority to utilize compensation consultants to better understand competitive pay practices and has retained such expertise in the past.

Assessment of Market Data

        To assess the competitiveness of executive compensation levels, the Compensation Committee analyzes a comparative group of BDCs and reviews their competitive performance and compensation levels. This analysis focuses on key elements of compensation practices within the BDC industry in general and, more specifically, compensation practices at internally managed BDCs reasonably comparable in asset size, typical investment size and type, market capitalization and general business scope to the company. The peer group consists of the following companies: Hercules Technology Growth Capital, Inc., MCG Capital Corporation, Capital Southwest Corporation, Medallion Financial Corp. and Triangle Capital Corporation. In addition to analyzing other BDCs, the Committee also evaluates the compensation structure of the private equity industry and other asset management companies through public information such as proxy statements and third party compensation surveys.

        Items taken into account include, but are not necessarily limited to, base compensation, bonus compensation, equity option awards, restricted stock awards, and other compensation as detailed in the respective proxies, research analysts' reports and other publicly available information. In addition to actual levels of compensation, the Compensation Committee also analyzes the approach other BDCs are taking with regard to their compensation practices. Such items include, but are not necessarily limited to, the use of employment agreements for certain employees, a mix of cash and equity compensation, the use of third party compensation consultants and certain corporate and executive performance measures established to achieve long-term total return for stockholders. Although none of the peer companies is precisely comparable in size, strategy, scope and operations to the company, the Committee believes that they are the most relevant comparable companies available with disclosed executive compensation data, and provide a good representation of competitive compensation levels for the company's executives.

Assessment of Company Performance

        The Compensation Committee believes that sustainable financial performance coupled with reasonable, long-term stockholders' returns and proportional employee compensation are essential components for Main Street's long-term business success. Main Street typically makes three to seven year investments in lower middle-market companies. The company's business plan involves taking on investment risk over a range of time periods. Accordingly, much emphasis is focused on maintaining the stability of net asset values as well as the continuity of earnings to pass through to stockholders in the form of recurring dividends. Main Street's strategy is to generate current income from debt investments and to realize capital gains from equity-related investments. This income supports the payment of dividends to stockholders. The recurring payment of dividends requires a methodical investment acquisition approach and active monitoring and management of the investment portfolio over time. A meaningful part of the company's employee base is dedicated to the maintenance of asset values and expansion of this recurring income to sustain and grow dividends. The Committee believes that stability with regard to the management team is important in achieving successful implementation of the company's strategy. Further, the Committee, in establishing and assessing executive salary and performance incentives, is relatively more focused on Main Street results rather than the performance of other comparable companies or industry comparisons.

Executive Compensation Components

        For 2010, the components of Main Street's direct compensation program for NEOs include:

  •
  base salary;

  •
  annual cash bonuses;

  •
  long-term compensation pursuant to the 2008 Equity Incentive Plan; and

  •
  other benefits.

        The Compensation Committee designs each NEO's direct compensation package to appropriately reward the NEO for his contribution to the company. The judgment and experience of the Committee are weighed with individual and Company performance metrics and consultation with the Chief Executive Officer to determine the appropriate mix of compensation for each individual. Cash compensation consisting of base salary and discretionary bonuses tied to achievement of individual performance goals reviewed and approved by the Committee, as well as corporate objectives, is intended to motivate NEOs to remain with the company and work to achieve its business objectives. Stock-based compensation is awarded based on performance expectations reviewed and approved by the Committee for each NEO. The blend of short-term and long-term compensation may be adjusted from time to time to balance the Committee's views regarding the benefits of current cash compensation and appropriate retention incentives.

  Base Salary

        Base salary is used to recognize the experience, skills, knowledge and responsibilities required of the NEOs in their roles. In connection with establishing the base salary of each NEO, the Compensation Committee and management consider a number of factors, including the seniority and experience level of the individual, the functional role of his position, the level of the individual's responsibility, the company's ability to replace the individual, the past base salary of the individual and the relative number of well-qualified candidates available in the area. In addition, the Committee considers publicly available information regarding the base salaries paid to similarly situated executive officers and other competitive market practices.

        The salaries of the NEOs are reviewed on an annual basis, as well as at the time of promotion or any substantial change in responsibilities. The key factors in determining increases in salary level are relative performance and competitive pressures.

  Annual Cash Bonuses

        Annual cash bonuses are intended to reward individual performance during the year and can therefore be highly variable from year to year. Bonus opportunities for the NEOs are determined by the Compensation Committee on a discretionary basis and are based on performance criteria, including corporate and individual performance goals and measures, set by the Committee with the Chief Executive Officer's input (except with respect to himself). Should actual performance exceed expected performance criteria, the Committee may adjust individual cash bonuses to take such superior performance into account.

  Long-Term Incentive Awards

        Main Street's Board and stockholders have approved the 2008 Equity Incentive Plan to provide stock-based awards as long-term incentive compensation to employees, including the NEOs. The company uses stock-based awards to (i) attract and retain key employees, (ii) motivate employees by means of performance-related incentives to achieve long-range performance goals, (iii) enable employees to participate in the company's long-term growth and (iv) link employees' compensation to the long-term interests of stockholders. At the time of each award, the Compensation Committee will determine the terms of the award, including any performance period (or periods) and any performance objectives relating to vesting of the award.

        Options.    The Compensation Committee may grant equity options to purchase Main Street's common stock (including incentive stock options and nonqualified stock options). The Committee expects that any options granted by it will represent a fixed number of shares of common stock, will have an exercise price equal to the fair market value of common stock on the date of grant, and will be exercisable, or "vested," at some later time after grant. Some stock options may provide for vesting simply by the grantee remaining employed by Main Street for a period of time, and some may provide for vesting based on the grantee and/or the company attaining specified performance levels. To date, the Committee has not granted any stock options to any NEO.

        Restricted Stock.    Main Street has received exemptive relief from the SEC that permits the company to grant restricted stock in exchange for or in recognition of services by its executive officers and employees. Pursuant to the 2008 Equity Incentive Plan, the Compensation Committee may award shares of restricted stock to plan participants in such amounts and on such terms as the Committee determines in its sole discretion, provided that such awards are consistent with the conditions set forth in the SEC's exemptive order. Each restricted stock grant will be for a fixed number of shares as set forth in an award agreement between the grantee and Main Street. Award agreements will set forth time and/or performance vesting schedules and other appropriate terms and/or restrictions with respect to awards, including rights to dividends and voting rights.

  Other Benefits

        Main Street's NEOs participate in the same benefit plans and programs as the company's other employees, including comprehensive medical insurance, comprehensive dental insurance, business travel accident insurance, short term disability coverage, long term disability insurance, and vision care.

        Main Street maintains a 401(k) plan for all full-time employees who are at least 21 years of age through which the company makes non-discretionary matching contributions to each participant's plan account on the participant's behalf. For each participating employee, the company's contribution is generally a match of the employee's contributions up to a 4.5% contribution level with a maximum annual regular matching contribution of $11,025 during 2010. All contributions to the plan, including those made by the Company, vest immediately. The Board of Directors may also, at its sole discretion, make additional contributions to employee 401(k) plan accounts, which would vest on the same basis as other employer contributions.

  Perquisites

        The company provides no other material benefits, perquisites or retirement benefits to the NEOs.

Potential Payments Upon Change in Control

        Upon specified transactions involving a change in control (as defined in the 2008 Equity Incentive Plan), all outstanding awards under the 2008 Equity Incentive Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the plan participants will be subject to accelerated vesting in full and, in the case of options, then terminated to the extent not exercised within a designated time period.

        Transactions involving a "change in control" under the 2008 Equity Incentive Plan include:

  •
  a consolidation, merger, stock sale or similar transaction or series of related transactions in which Main Street is not the surviving corporation or which results in the acquisition of all or substantially all of the company's then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert;

  •
  a sale or transfer of all or substantially all of the company's assets;

  •
  Main Street's dissolution or liquidation; or

  •
  a change in the membership of the company's Board of Directors such that the individuals who, as of the effective date of the plan, constitute the Board of Directors, whom are referred to as the Continuing Directors, and any new director whose election or nomination by the Board of Directors was approved by a vote of at least a majority of the Continuing Directors, cease to constitute at least a majority of the Board.

        The number of shares and value of restricted stock for the NEOs as of December 31, 2010 that would have vested under the acceleration scenarios described above is shown under the caption entitled "Compensation of Executive Officers—Outstanding Equity Awards at Fiscal Year-End."

Tax Deductibility of Compensation

        Section 162(m) of the Code generally disallows a deduction to public companies to the extent of excess annual compensation over $1 million paid to certain executive officers, except for qualified performance-based compensation. Main Street's general policy, where consistent with business objectives, is to preserve the deductibility of executive officer compensation. The Compensation Committee may authorize forms of compensation that might not be deductible if the Committee deems such to be in the best interests of Main Street and its stockholders. The company had no nondeductible compensation paid to executive officers in 2010.

Participation of Executives in Outside Public Directorships

        Our Board of Directors believes that there may be benefits to the company from our executive officers, including our NEOs, being involved in outside public company directorships. The business experience, knowledge and contacts gained by our executives in such capacities can be a valuable asset to the company. However, involvement in such outside public directorships can be time consuming and may take time away from the executives' responsibilities to the company. With this in mind, our Board of Directors implemented a policy starting in 2009 to permit executive officers to participate in outside public directorships with the prior approval of the independent members of our Board of Directors. The policy requires that 75% of the cash retainers for any such directorships be paid to the company. In 2010 this policy applied only to Mr. Foster since he was the only executive officer with any outside public directorships.

2010 Compensation Determination

        The Compensation Committee analyzed the competitiveness of the components of compensation described above on both an individual and aggregate basis. The Committee believes that the total compensation paid to the NEOs for the fiscal year ended December 31, 2010, is consistent with the overall objectives of Main Street's executive compensation program.

  Determination of Annual Base Salary

        The Compensation Committee annually reviews the base salary of each executive officer, including each NEO, and determines whether or not to increase it in its sole discretion. Increases to base salary can be awarded to recognize, among other things, relative performance, relative cost of living and competitive pressures.

        In 2010, (i) Mr. Foster was paid an annual base salary of $419,450, an increase of 18.52% over his 2009 annual base salary, (ii) Mr. Reppert was paid an annual base salary of $324,716, an increase of 2.63% over his 2009 annual base salary, and (ii) Messrs. Stout, Hartman, Hyzak and Magdol were each paid an annual base salary of $231,848, an increase of 3.86% over their 2009 annual base salaries. Mr. Foster's salary increase is attributable to his and the Company's performance and also to more closely align his compensation with chief executive officers of the Company's peer group of comparative companies. The Committee believes that these salary increases and resulting base salaries were competitive in the marketplace and appropriate for Main Street executives as a key component of an overall compensation package.

  Determination of Annual Cash Incentive Bonus

        Cash bonuses are determined annually by the Compensation Committee on a discretionary basis. The Committee considered performance achievements in the determination of cash bonuses for 2010, including company performance and the personal performance of each individual. The performance goals used for determining the cash bonuses for NEOs included, among other things, the following:

  •
  Maintaining appropriate dividend payouts to stockholders;

  •
  Maintaining liquidity and capital flexibility to accomplish the company's business objectives, including the preservation of investor capital;

  •
  Maintaining reasonable relative overall portfolio performance;

  •
  Maintaining the highest ethical standards, internal controls and adherence to regulatory requirements; and

  •
  Appropriate development of personnel.

        The Company paid cash bonuses to NEOs for 2010 in recognition of the Company's performance, as well as each individual NEO's performance. The amount of cash bonuses paid to each NEO for 2010 is presented under the caption entitled "Compensation of Executive Officers—Summary Compensation Table." The Committee believes that these cash bonus awards are individually appropriate based on 2010 performance. Such bonuses comprise a key component of the Company's overall compensation program.

  Determination of Long-Term Incentive Awards

        The Company granted restricted shares to our NEOs for 2010 in recognition of corporate and individual NEO performance. In determining the amount of restricted stock to be awarded to each NEO, the Committee recognized that cash bonuses were not awarded to any NEO for 2009 because of problematic general economic conditions prevalent throughout 2009. Although corporate and individual NEO performance in 2009 was consistent with expectations and compared favorably to Main Street's peer company group as well as industry indexes, the Compensation Committee determined, based on management's recommendation, not to pay any cash bonuses to NEOs for 2009 because of the economic uncertainty, both present and future. Accordingly, as the business environment gradually improved throughout 2010, the Committee deemed it appropriate to grant larger restricted stock awards to NEOs in 2010. Such incremental awards effectively acknowledged the absence of cash bonuses for the previous year as well as the longer term benefits of granting restricted stock and the

NEOs specific contributions to the long-term success of the Company. The amount of restricted shares granted to each NEO in 2010 is presented under the caption entitled "Compensation of Executive Officers—Grants of Plan-Based Awards." All restricted stock grants to NEOs under the 2008 Equity Incentive Plan vest ratably over four years from the grant date.

COMPENSATION OF EXECUTIVE OFFICERS

        The following table summarizes compensation of our Chief Executive Officer, our President and Chief Financial Officer and our four highest paid executive officers who did not serve as our Chief Executive Officer or Chief Financial Officer during 2010, all of whom we refer to as our NEOs, for the fiscal year ended December 31, 2010.

Summary Compensation Table

Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	All Other Compensation(4)	Total
Vincent D. Foster	2010	$419,450	$210,000	$453,546	$99,324	$1,182,320
Chairman & Chief Executive	2009	353,910	—	445,433	79,944	879,287
Officer	2008	353,910	—	360,000	32,400	746,310
Todd A. Reppert	2010	$324,716	$160,000	$399,536	$77,722	$961,974
President & Chief Financial	2009	316,410	—	237,303	70,719	624,432
Officer	2008	316,410	115,000	360,000	32,400	823,810
Rodger A. Stout	2010	$231,848	$115,000	$251,096	$64,129	$662,073
Chief Compliance Officer,	2009	223,229	—	112,955	71,769	407,953
Senior Vice President—	2008	215,160	75,000	420,000	35,072	745,232
Finance and Administration and Treasurer
Dwayne L. Hyzak	2010	$231,848	$130,000	$264,655	$66,952	$693,455
Senior Vice President—	2009	223,229	—	142,086	73,061	438,376
Finance and Managing	2008	215,160	75,000	420,000	35,407	745,567
Director
Curtis L. Hartman	2010	$231,848	$110,000	$264,655	$61,897	$668,400
Senior Vice President and	2009	223,229	—	112,955	68,488	404,672
Managing Director	2008	215,160	75,000	390,000	33,570	713,730
David L. Magdol	2010	$231,848	$140,000	$264,655	$61,897	$698,400
Senior Vice President and	2009	223,229	—	112,955	68,488	404,672
Managing Director	2008	215,160	75,000	390,000	33,570	713,730

(1)
All executive compensation is paid by one of our wholly owned subsidiaries, Main Street Capital Partners, LLC.

(2)
These amounts reflect annual cash bonuses earned by the NEOs and were determined based on individual and corporate performance goals adopted by the Compensation Committee. All annual cash bonuses are paid by one of our wholly owned subsidiaries, Main Street Capital Partners, LLC.

(3)
These amounts represent the grant date fair value of stock awards in accordance with FASB ASC Topic 718 based on the closing price of our common stock on the grant date. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. These amounts do not correspond to the actual value that will be recognized by our NEOs upon the vesting dates of such grants. Please see the discussion of the assumptions made in the valuation of these awards in Note M to the audited consolidated financial statements included in this prospectus.

(4)
"All Other Compensation" for 2010, 2009 and 2008 includes the following:

Name	Year	401(k) Employer Contributions(a)	Dollar Value of Dividends on Unvested Restricted Stock	Total
Vincent D. Foster	2010	$11,025	$88,299	$99,324
	2009	20,825	59,119	79,944
	2008	10,350	22,050	32,400
Todd A. Reppert	2010	$11,025	$66,697	$77,722
	2009	20,825	49,894	70,719
	2008	10,350	22,050	32,400
Rodger A. Stout	2010	$10,443	$53,686	$64,129
	2009	20,825	50,944	71,769
	2008	9,347	25,725	35,072
Dwayne L. Hyzak	2010	$9,995	$56,957	$66,952
	2009	20,825	52,236	73,061
	2008	9,682	25,725	35,407
Curtis L. Hartman	2010	$9,995	$51,902	$61,897
	2009	20,825	47,663	68,488
	2008	9,682	23,888	33,570
David L. Magdol	2010	$9,995	$51,902	$61,897
	2009	20,825	47,663	68,488
	2008	9,682	23,888	33,570

(a)
For 2009, these amounts reflect regular employer matching contributions of $11,025 we made to our 401(k) Plan and an additional, board approved employer matching contribution of $9,800 we made to our 401(k) Plan.

Grants of Plan-Based Awards

        The following table sets forth information regarding restricted stock awards granted to our NEOs in fiscal 2010:

Name	Grant Date	Stock Awards; Number of Shares of Stock(a)	Grant Date Fair Value of Stock Awards
Vincent D. Foster	July 1, 2010	29,937	$453,546
Todd A. Reppert	July 1, 2010	26,372	399,536
Rodger A. Stout	July 1, 2010	16,574	251,096
Dwayne L. Hyzak	July 1, 2010	17,469	264,655
Curtis L. Hartman	July 1, 2010	17,469	264,655
David L. Magdol	July 1, 2010	17,469	264,655

(a)
All restricted stock grants to NEOs under the 2008 Equity Incentive Plan vest ratably over four years from the grant date.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth the awards of restricted stock for which forfeiture provisions have not lapsed and remain outstanding at December 31, 2010:

	Stock Awards
Name	Number of Shares of Stock that have not Vested(1)		Market Value of Shares of Stock that have not Vested(2)
Vincent D. Foster	68,631	(3)	$1,248,398
Todd A. Reppert	53,995	(4)	982,169
Rodger A. Stout	40,083	(5)	729,110
Dwayne L. Hyzak	42,527	(6)	773,566
Curtis L. Hartman	39,728	(7)	722,652
David L. Magdol	39,728	(8)	722,652

(1)
No restricted stock awards have been transferred.

(2)
The market value of shares of stock that have not vested was determined based on the closing price of our common stock on the New York Stock Exchange on December 31, 2010, which was $18.19.

(3)
15,000 of the shares listed will vest ratably on July 1 of each year until July 1, 2012; 23,694 of the shares listed will vest ratably on July 1 of each year until July 1, 2013; and 29,937 of the shares listed will vest ratably on July 1 of each year until July 1, 2014, at which respective times such shares will be fully vested, subject to the NEO still being employed with us at such vesting dates.

(4)
15,000 of the shares listed will vest ratably on July 1 of each year until July 1, 2012; 12,623 of the shares listed will vest ratably on July 1 of each year until July 1, 2013; and 26,372 of the shares listed will vest ratably on July 1 of each year until July 1, 2014, at which respective times such shares will be fully vested, subject to the NEO still being employed with us at such vesting dates.

(5)
17,500 of the shares listed will vest ratably on July 1 of each year until July 1, 2012; 6,009 of the shares listed will vest ratably on July 1 of each year until July 1, 2013; and 16,574 of the shares listed will vest ratably on July 1 of each year until July 1, 2014, at which respective times such shares will be fully vested, subject to the NEO still being employed with us at such vesting dates.

(6)
17,500 of the shares listed will vest ratably on July 1 of each year until July 1, 2012; 7,558 of the shares listed will vest ratably on July 1 of each year until July 1, 2013; and 17,469 of the shares listed will vest ratably on July 1 of each year until July 1, 2014, at which respective times such shares will be fully vested, subject to the NEO still being employed with us at such vesting dates.

(7)
16,250 of the shares listed will vest ratably on July 1 of each year until July 1, 2012; 6,009 of the shares listed will vest ratably on July 1 of each year until July 1, 2013; and 17,469 of the shares listed will vest ratably on July 1 of each year until July 1, 2014, at which respective times such shares will be fully vested, subject to the NEO still being employed with us at such vesting dates.

(8)
16,250 of the shares listed will vest ratably on July 1 of each year until July 1, 2012; 6,009 of the shares listed will vest ratably on July 1 of each year until July 1, 2013; and 17,469 of the shares listed will vest ratably on July 1 of each year until July 1, 2014, at which respective times such shares will be fully vested, subject to the NEO still being employed with us at such vesting dates.

Equity Awards Vested in 2010 Fiscal Year

        The following table sets forth information regarding shares of restricted stock for which forfeiture restrictions lapsed during the fiscal year ended December 31, 2010:

	Stock Awards
Name	Number of Shares Acquired on Vesting(1)	Value Realized on Vesting(2)
Vincent D. Foster	15,397	$233,265
Todd A. Reppert	11,707	177,361
Rodger A. Stout	10,752	162,893
Dwayne L. Hyzak	11,269	170,725
Curtis L. Hartman	10,127	153,424
David L. Magdol	10,127	153,424

(1)
Number of shares acquired upon vesting is before withholding of vesting shares by the Company to satisfy tax withholding obligations. Each of our NEOs elected to satisfy its tax withholding obligations by having the Company withhold a portion of its vesting shares.

(2)
Value realized upon vesting is based on the closing price of our common stock on the vesting date, July 1, 2010, which was $15.15.

Risk Management and Compensation Policies and Practices

        We believe that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company. In addition, the Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks.

        The Compensation Committee has reviewed the elements of executive compensation to determine whether any portion of executive compensation encouraged excessive risk taking and concluded:

  •
  compensation is allocated among base salary and short and long-term compensation opportunities in such a way as to not encourage excessive risk-taking;

  •
  significant weighting towards long-term incentive compensation discourages short-term risk taking;

  •
  goals are appropriately set to avoid targets that, if not achieved, result in a large percentage loss of compensation; and

  •
  multi-year vesting of our equity awards and share ownership guidelines properly account for the time horizon of risk.

        Furthermore, as described in our Compensation Discussion and Analysis, compensation decisions include subjective considerations, which restrain the influence of formulae or objective factors on excessive risk taking.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        We co-invested with Main Street Capital II, LP ("MSC II") in several existing portfolio investments prior to our initial public offering (the "IPO"), but did not co-invest with MSC II subsequent to the IPO and prior to June 2008. In June 2008, we received exemptive relief from the SEC to allow us to resume co-investing with MSC II in accordance with the terms of such exemptive relief. The co-investments among us and MSC II have all been made at the same time and on the same terms and conditions. The co-investments were also made in accordance with Main Street Capital Partners, LLC's conflicts policy and in accordance with the applicable SBIC conflict of interest regulations. MSC II is managed by Main Street Capital Partners, LLC, and Main Street Capital Partners, LLC is wholly owned by us. MSC II is an SBIC fund with similar investment objectives to us and which began its investment operations in January 2006. In January 2010, we acquired (i) approximately 88% of the limited partnership interest in MSC II in exchange for shares of our common stock and (ii) 100% of the membership interest in MSC II's general partner for no consideration (the "Exchange Offer Transactions"). Each of our NEOs and two of our directors, Messrs. French and Canon, own limited partnership interests in MSC II, which were not acquired by us in the Exchange Offer Transactions.

        In addition, during the year ended December 31, 2010, one of our wholly owned subsidiaries, Main Street Capital Partners, LLC, received $3.1 million from MSC II for providing investment advisory services to MSC II. Messrs. Foster and Reppert controlled the general partner of MSC II prior to the Exchange Offer Transactions.

        On March 24, 2011, we completed an underwritten public offering of 4,025,000 shares of our common stock at a price of $18.35 per share. The underwriters of this offering were Morgan Keegan & Company, Inc., BB&T Capital Markets, a division of Scott & Stringfellow, LLC, Robert W. Baird & Co. Incorporated, Janney Montgomery Scott LLC and Sanders Morris Harris Inc. Don A. Sanders, who beneficially owned approximately 5% of our common stock at the time of the offering, is the Vice Chairman of Sanders Morris Harris Inc. In connection with the offering, Sanders Morris Harris Inc. received underwriting fees of approximately $330,000.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

        The following table sets forth information with respect to the beneficial ownership of our common stock by:

  •
  each person known to us to beneficially own more than five percent of the outstanding shares of our common stock;

  •
  each of our directors and executive officers; and

  •
  all of our directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of April 14, 2011. Percentage of beneficial ownership is based on 22,947,566 shares of common stock outstanding as of April 14, 2011.

        Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, and maintains an address c/o Main Street Capital Corporation. Our address is 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

	Shares Owned Beneficially
Name	Number		Percentage
Stockholder Owning 5% or greater of the Company's Outstanding Shares:
Don A. Sanders	953,575	(1)	4.16%
600 Travis, Suite 5800
Houston, Texas 77002
Independent Directors:
Michael Appling Jr.	26,912		*
Joseph E. Canon	18,635		*
Arthur L. French	22,304		*
William D. Gutermuth	17,626		*
Interested Directors:
Vincent D. Foster	1,212,337	(2)	5.28%
Todd A. Reppert	696,963	(3)	3.04%
Executive Officers:
Rodger A. Stout	103,150		*
Dwayne L. Hyzak	268,394		1.17%
Curtis L. Hartman	205,705	(4)	*
David L. Magdol	274,890		1.20%
Jason B. Beauvais	19,896		*
Michael S. Galvan	13,281		*
All Directors and Executive Officers as a Group (12 persons)	2,880,093		12.55%

*
Less than 1%

(1)
Includes 65,787 shares owned by Sanders Opportunity Fund, L.P. and 209,595 shares owned by Sanders Opportunity Fund (Institutional), L.P. for which Mr. Sanders serves as the Chief Investment Officer and exercises voting and dispositive power as manager of SOF Management, LLC, the general partner of such funds; thus, he may also be deemed to be the beneficial owner of these securities. Mr. Sanders disclaims any beneficial ownership of the reported securities owned by Sanders Opportunity Fund, L.P. and Sanders Opportunity Fund (Institutional), L.P. in excess of his pecuniary interest in such securities. Mr. Sanders is a registered representative of Sanders Morris Harris Inc., a registered broker dealer and investment adviser. SOF Management, LLC, the general partner of the two funds is wholly-owned by Sanders Morris Harris Inc. Also represents 626,974 shares held in client brokerage accounts over which Mr. Sanders has shared dispositive power and shares held by a trust for which Mr. Sanders serves as a co-trustee. Mr. Sanders disclaims beneficial ownership of all shares held in client brokerage accounts over which he has shared dispositive power. All information regarding this share ownership was obtained from the Schedule 13G/A filed by Mr. Sanders on February 7, 2011.

(2)
Includes 9,306 shares of common stock held by Foster Irrevocable Trust for the benefit of Mr. Foster's children. Although Mr. Foster is not the trustee, and accordingly does not have voting power or dispositive power over these shares, he may from time to time direct the trustee to vote and dispose of these shares. Also includes 2,705 shares and

  2,647 shares held in custodial accounts for Mr. Foster's daughters, Amy Foster and Brittany Foster, respectively.

(3)
Includes 160,372 shares of common stock held by Reppert Investments Limited Partnership which are beneficially owned by Mr. Reppert.

(4)
Includes 138,947 shares of common stock held in margin accounts or otherwise pledged.

        The following table sets forth, as of April 14, 2011, the dollar range of our equity securities that is beneficially owned by each of our directors and executive officers.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Vincent D. Foster	over $1,000,000
Todd A. Reppert	over $1,000,000
Independent Directors:
Michael Appling Jr.	$100,001-$500,000
Joseph E. Canon	$100,001-$500,000
Arthur L. French	$100,001-$500,000
William D. Gutermuth	$100,001-$500,000
Executive Officers:
Rodger A. Stout	over $1,000,000
Dwayne L. Hyzak	over $1,000,000
Curtis L. Hartman	over $1,000,000
David L. Magdol	over $1,000,000
Jason B. Beauvais	$100,001-$500,000
Michael S. Galvan	$100,001-$500,000

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)
The dollar range of equity securities beneficially owned by our directors and executive officers is based on a stock price of $18.44 per share as of April 14, 2011.

(3)
The dollar range of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

        On June 10, 2010, our common stockholders voted to allow us to issue common stock at any discount from the net asset value (NAV) per share of our common stock for a period of one year ending on June 9, 2011. In order to sell shares pursuant to this authorization:

  •
  a majority of our independent directors who have no financial interest in the sale must have approved the sale; and

  •
  a majority of such directors, who are not interested persons of Main Street, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.

We are seeking approval of a similar proposal from our stockholders at our 2011 annual stockholders meeting to be held on June 15, 2011.

        We are permitted to sell shares of common stock below NAV per share in rights offerings although we will not do so under this prospectus. Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objectives and business strategies.

        In making a determination that an offering below NAV per share is in our and our stockholders' best interests, our Board of Directors would consider a variety of factors including:

  •
  The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

  •
  The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

  •
  The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

  •
  Whether the proposed offering price would closely approximate the market value of our shares;

  •
  The potential market impact of being able to raise capital during the current financial market difficulties;

  •
  The nature of any new investors anticipated to acquire shares in the offering;

  •
  The anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any; and

  •
  The leverage available to us, both before and after any offering, and the terms thereof.

        Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

        The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different sets of investors:

  •
  existing stockholders who do not purchase any shares in the offering;

  •
  existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

  •
  new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

        Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

        The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per share. Actual sales prices and discounts may differ from the presentation below.

        The examples assume that Company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV) and (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from NAV). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares in such offering and the actual discount to the most recently determined NAV.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%
Dilution to Nonparticipating Stockholder A
Share Dilution
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage Outstanding Held by Stockholder A	1.00%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
NAV Dilution
Total NAV Held by Stockholder A	$100,000	$99,800	—	$99,100	—	$96,700	—
Total Investment by Stockholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(200)	—	$(900)	—	$(3,300)	—
NAV Dilution per Share
NAV per Share Held by Stockholder A		$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
NAV Dilution per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)		$(0.02)	—	$(0.09)	—	$(0.33)	—
Percentage NAV Dilution Experienced by Stockholder A (NAV Dilution per Share Divided by Investment per Share)			(0.20)%		(0.90)%		(3.30)%

(1)
Assumes 5% in selling compensation and expenses paid by us.

Impact on Existing Stockholders who do Participate in the Offering

        Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution to such stockholders will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discount to NAV increases.

        The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,000 shares, which is 0.5% of an offering of 200,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 3,000 shares, which is 1.5% of an offering of 200,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,200,000	20.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
Dilution/Accretion to Participating Stockholder A
Share Dilution/Accretion
Shares Held by Stockholder A	10,000	11,000	10.00%	13,000	30.00%
Percentage Outstanding Held by Stockholder A	1.00%	0.92%	(8.33)%	1.08%	8.33%
NAV Dilution/Accretion
Total NAV Held by Stockholder A	$100,000	$106,333	6.33%	$125,667	25.67%
Total Investment by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	—	$108,420	—	$125,260	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(2,087)	—	$407	—
NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A	—	$9.67	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.86	(1.44)%	$9.64	(3.65)%
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage NAV Dilution/Accretion Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.92)%	—	0.32%

(1)
Assumes 5% in selling compensation and expenses paid by us.

Impact on New Investors

        Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by us will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares (Example 1 below). On the other hand, investors who are not currently stockholders, but who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares (Examples 2 and 3 below). These latter investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

        The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%
Dilution/Accretion to New Investor A
Share Dilution
Shares Held by Investor A	—	500	—	1,000	—	2,000	—
Percentage Outstanding Held by Investor A	0.00%	0.05%	—	0.09%	—	0.17%	—
NAV Dilution
Total NAV Held by Investor A	—	$4,990	—	$9,910	—	$19,340	—
Total Investment by Investor A (At Price to Public)	—	$5,000	—	$9,470	—	$16,840	—
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	—	$(10)	—	$440	—	$2,500	—
NAV Dilution per Share
NAV per Share Held by Investor A		$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Investor A	—	$10.00	—	$9.47	—	$8.42	—
NAV Dilution/Accretion per Share Experienced by Investor A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.25	—
Percentage NAV Dilution/Accretion Experienced by Investor A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(0.20)%	—	4.65%	—	14.85%

(1)
Assumes 5% in selling compensation and expenses paid by us.

DIVIDEND REINVESTMENT PLAN

        We have adopted a dividend reinvestment plan that provides for the reinvestment of dividends on behalf of our stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if we declare a cash dividend, our stockholders who have not "opted out" of our dividend reinvestment plan by the dividend record date will have their cash dividend automatically reinvested into additional shares of our common stock.

        No action will be required on the part of a registered stockholder to have their cash dividends reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

        When the share price is generally trading above net asset value, we intend to primarily use newly issued shares to implement the plan. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan when our share price is generally trading below net asset value. The number of newly issued shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on the New York Stock Exchange on the dividend payment date. Shares purchased in open market transactions by the administrator of the dividend reinvestment plan will be allocated to a stockholder based upon the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased with respect to the dividend. Market price per share on that date will be the closing price for such shares on the New York Stock Exchange or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

        There will be no brokerage charges or other charges for dividend reinvestment to stockholders who participate in the plan. We will pay the plan administrator's fees under the plan.

        Stockholders who receive dividends in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

        Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at 59 Maiden Lane New York, New York 10038 or by calling the plan administrators at (212) 936-5100.

        We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 59 Maiden Lane New York, New York 10038 or by telephone at (212) 936-5100.

 DESCRIPTION OF CAPITAL STOCK

        The following description is based on relevant portions of the Maryland General Corporation Law and on our articles of incorporation and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our articles of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

        Under the terms of our articles of incorporation, our authorized capital stock consists of 150,000,000 shares of common stock, par value $0.01 per share, of which 22,986,873 shares were outstanding as of May 4, 2011. Set forth below is chart describing the classes of our securities outstanding as of May 4, 2011:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by us or for Our Account	Amount Outstanding Exclusive of Amount Under Column 3
Common Stock	150,000,000	—	22,986,873

        Under our articles of incorporation, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our articles of incorporation provide that the Board of Directors, without any action by our stockholders, may amend the articles of incorporation from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

  Common Stock

        All shares of our common stock have equal voting rights and rights to earnings, assets and distributions, except as described below. When shares are issued, upon payment therefor, they will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefore. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

  Preferred Stock

        Our articles of incorporation authorize our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our articles of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50.0% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

        Maryland law permits a Maryland corporation to include in its articles of incorporation a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our articles of incorporation contain such a provision that eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act").

        Our articles of incorporation require us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

        Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to a proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. Our bylaws also require that, to the maximum extent permitted by Maryland law, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.

        Maryland law requires a corporation (unless its articles of incorporation provide otherwise, which our articles of incorporation do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of his or her service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

        In addition, we have entered into Indemnity Agreements with our directors and executive officers. The Indemnity Agreements generally provide that we will, to the extent specified in the agreements and to the fullest extent permitted by the 1940 Act and Maryland law as in effect on the day the agreement is executed, indemnify and advance expenses to each indemnitee that is, or is threatened to be made, a party to or a witness in any civil, criminal or administrative proceeding. We will indemnify the indemnitee against all expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred in connection with any such proceeding unless it is established that (i) the act or omission of the indemnitee was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the indemnitee actually received an improper personal benefit, or (iii) in the case of a criminal proceeding, the indemnitee had reasonable cause to believe his conduct was unlawful. Additionally, for so long as we are subject to the 1940 Act, no advancement of expenses will be made until (i) the indemnitee provides a security for his undertaking, (ii) we are insured against losses arising by reason of any lawful advances, or (iii) the majority of a quorum of our disinterested directors, or independent counsel in a written opinion, determine based on a review of readily available facts that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The Indemnity Agreements also provide that if the indemnification rights provided for therein are unavailable for any reason, we will pay, in the first instance, the entire amount incurred by the indemnitee in connection with any covered proceeding and waive and relinquish any right of contribution we may have against the indemnitee. The rights provided by the Indemnity Agreements are in addition to any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled under applicable law, our articles of incorporation, our bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment or repeal of the Indemnity Agreements will limit or restrict any right of the indemnitee in respect of any action taken or omitted by the indemnitee prior to such amendment or repeal. The Indemnity Agreements will terminate upon the later of (i) ten years after the date the indemnitee has ceased to serve as our director or officer, or (ii) one year after the final termination of any proceeding for which the indemnitee is granted rights of indemnification or advancement of expenses or which is brought by the indemnitee. The above description of the Indemnity Agreements is subject to, and is qualified in its entirety by reference to, all the provisions of the form of Indemnity Agreement.

        We have obtained primary and excess insurance policies insuring our directors and officers against certain liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on our behalf, may also pay amounts for which we have granted indemnification to the directors or officers.

Provisions of the Maryland General Corporation Law and Our Articles of Incorporation and Bylaws

        The Maryland General Corporation Law and our articles of incorporation and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

  Election of Directors

        Our bylaws currently provide that directors are elected by a plurality of the votes cast in the election of directors. Pursuant to our articles of incorporation and bylaws, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

  Number of Directors; Vacancies; Removal

        Our articles of incorporation provide that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless the bylaws are amended, the number of directors may never be less than one or more than twelve. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. Our articles of incorporation provide that a director may be removed only for cause, as defined in the articles of incorporation, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

  Action by Stockholders

        Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the articles of incorporation provide for stockholder action by less than unanimous written consent, which our articles of incorporation do not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

  Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

        Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

        The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

  Calling of Special Meeting of Stockholders

        Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast at such meeting.

  Approval of Extraordinary Corporate Action; Amendment of Articles of Incorporation and Bylaws

        Under Maryland law, a Maryland corporation generally cannot dissolve, amend its articles of incorporation, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its articles of incorporation for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our articles of incorporation generally provide for approval of amendments to our articles of incorporation and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our articles of incorporation also provide that certain amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 75.0% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75.0% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in our articles of incorporation as our current directors, as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

        Our articles of incorporation and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

  No Appraisal Rights

        Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act, or Control Share Act, discussed below, as permitted by the Maryland General Corporation Law, our articles of incorporation provide that stockholders will not be entitled to exercise appraisal rights.

  Control Share Acquisitions

        The Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

  •
  one-tenth but less than one-third;

  •
  one-third or more but less than a majority; or

  •
  a majority or more of all voting power.

        The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

        A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

        If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

        The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the articles of incorporation or bylaws of the corporation.

        Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be otherwise amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

  Business Combinations

        Under the Maryland Business Combination Act, or the Business Combination Act, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

  •
  any person who beneficially owns 10.0% or more of the voting power of the corporation's shares; or

  •
  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10.0% or more of the voting power of the then outstanding voting stock of the corporation.

        A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

        After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

  •
  80.0% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

  •
  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

        These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

        The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If these resolutions are repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

  Conflict with 1940 Act

        Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our articles of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

        A "U.S. stockholder" generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

  •
  A citizen or individual resident of the United States;

  •
  A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

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  A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust; or

  •
  A trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

        A "Non-U.S. stockholder" generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

        If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

        Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a Regulated Investment Company

        MSCC has elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code Commencing October 2, 2007. As a RIC, we generally do not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to maintain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, subject to carrying forward taxable income for payment in the following year and paying a 4.0% excise tax as described below (the "Annual Distribution Requirement").

Taxation as a Regulated Investment Company

        For any taxable year in which we qualify as a RIC and satisfy the Annual Distribution Requirement, then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

        We will be subject to a 4% nondeductible federal excise tax on certain undistributed taxable income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending December 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the "Excise Tax Avoidance Requirement"). Dividends declared and paid by us in a year will generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, less amounts carried over into the following year, and the distribution of prior year taxable income carried over into and distributed in the current year. For amounts we carry over into the following year, we will be required to pay the 4% excise tax described above.

        In order to qualify as a RIC for federal income tax purposes, we must, among other things:

  •
  continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

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  derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain "qualified publicly traded partnerships," or other income derived with respect to our business of investing in such stock or securities (the "90% Income Test"); and

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  diversify our holdings so that at the end of each quarter of the taxable year:

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  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

  •
  no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships" (collectively, the "Diversification Tests").

        In order to comply with the 90% Income Test, we formed MSEI, a wholly-owned subsidiary of MSCC, for the primary purpose of permitting us to own equity interests in portfolio companies which are "pass through" entities for tax purposes. Absent MSEI, a portion of the gross income from such portfolio companies would flow directly to us for purposes of the 90% Income Test. To the extent such income did not consist of investment income, it could jeopardize our ability to qualify as a RIC and, therefore cause us to incur significant federal income taxes. MSEI is consolidated with Main Street for generally accepted accounting principles in the United States, or U.S. GAAP purposes, and the portfolio investments held by MSEI are included in our consolidated financial statements. MSEI is not consolidated with Main Street for income tax purposes and may generate income tax expense as a result of its ownership of the portfolio investments. This income tax expense, if any, is reflected in our Consolidated Statement of Operations.

        We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

        Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders in certain circumstances while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation—Regulation as a Business Development Company—Senior Securities." Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

        Pursuant to a recent revenue procedure issued by the Internal Revenue Service, or the IRS, the IRS has indicated that it will treat distributions from certain publicly traded RICs (including business development companies) that are paid part in cash and part in stock as dividends that would satisfy the RIC's annual distribution requirements. In order to qualify for such treatment, the revenue procedure requires that at least 10% of the total distribution be paid in cash and that each stockholder have a right to elect to receive its entire distribution in cash. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a proportionate share of the cash to be distributed (although no stockholder electing to receive cash may receive less than 10% of such stockholder's distribution in cash). In situations where this revenue procedure is not applicable, the Internal Revenue Service has also issued private letter rulings on cash/stock dividends paid by RICs and real estate investment trusts using a 20% cash standard (instead of the 10% cash standard of the revenue procedure) if certain requirements are satisfied. This revenue procedure applies to distributions declared on or before December 31, 2012, with respect to taxable years ended on or before December 31, 2011.

        The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

        Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions ("Qualifying Dividends") may be eligible for a maximum tax rate of 15.0% for taxable years beginning on or before December 31, 2012. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15.0% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15.0% in the case of individuals, trusts or estates, regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

        We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but to designate the retained net capital gain as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder's other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

        In any fiscal year, we may elect to make distributions to our stockholders in excess of our taxable earnings for that fiscal year. As a result, a portion of those distributions may be deemed a return of capital to our stockholders.

        For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

        If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

        A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

        In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15.0% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares, for taxable years beginning on or before December 31, 2012. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their "net investment income," which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35.0% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

        We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15.0% maximum rate for taxable years beginning on or before December 31, 2012). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

        As a RIC, we will be subject to the alternative minimum tax ("AMT"), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders' AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances.

        We may be required to withhold federal income tax ("backup withholding") from all taxable distributions to any U.S. stockholder that is not otherwise exempt (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

        Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

        Distributions of our "investment company taxable income" to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30.0% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

        For taxable years beginning prior to January 1, 2012, except as provided below, we generally are not required to withhold any amounts with respect to certain distributions of (i) U.S.-source interest income, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent we properly report such distributions and certain other requirements are satisfied. This special exemption from withholding tax on certain distributions expires on January 1, 2012. No assurance can be given as to whether this exemption will be extended for taxable years beginning on or after January 1, 2012, or whether any of our distributions will be reported as eligible for this special exemption from withholding tax. Currently, we do not anticipate that any significant amount of our distributions will be designated as eligible for this exemption from withholding.

        Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

        If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30.0% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

        A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

        Recently enacted legislation that becomes effective after December 31, 2012, generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder's account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their units, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their units and proceeds from the sale of their units. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

        Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

        If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

        If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Such distributions (if made in a taxable year beginning on or before December 31, 2012) would be taxable to our stockholders and, provided certain holding period and other requirements were met, could qualify for treatment as "qualified dividend income" eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

 REGULATION

  Regulation as a Business Development Company

        We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the members of the board of directors of a BDC be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

        The 1940 Act defines "a majority of the outstanding voting securities" as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) more than 50% of our outstanding voting securities.

  Qualifying Assets

        Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are any of the following:

  (1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company (as defined below), or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC.

  (2)
  Securities of any eligible portfolio company that we control.

  (3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  (4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

  (5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  (6)
  Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

        In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

        An eligible portfolio company is defined in the 1940 Act as any issuer which:

  (a)
  is organized under the laws of, and has its principal place of business in, the United States;

  (b)
  is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

  (c)
  satisfies any of the following:

  (i)
  does not have any class of securities that is traded on a national securities exchange or has a class of securities listed on a national securities exchange but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

  (ii)
  is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

  (iii)
  is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

  Managerial Assistance to Portfolio Companies

        In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

  Temporary Investments

        Pending investment in "qualifying assets," as described above, our investments may consist of cash, cash equivalents, U.S. government securities and high quality debt securities maturing in one year or less from time of investment therein, so that 70% of our assets are qualifying assets.

  Senior Securities

        We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% of all debt and/or senior stock immediately after each such issuance. In addition, while any senior securities remain outstanding (other than senior securities representing indebtedness issued in consideration of a privately arranged loan which is not intended to be publicly distributed), we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to Our Business and Structure," including, without limitation, "—Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us."

        In January 2008, we received an exemptive order from the SEC to exclude debt securities issued by MSMF from the asset coverage requirements of the 1940 Act as applicable to Main Street. The exemptive order provides for the exclusion of all debt securities issued by MSMF, including the $115 million of currently outstanding debt related to its participation in the SBIC program. This exemptive order provides us with expanded capacity and flexibility in obtaining future sources of capital for our investment and operational objectives. We expect to have similar relief from the SEC with respect to SBIC debt securities issued by MSC II, including the $95 million of currently outstanding debt related to its participation in the SBIC program.

  Common Stock

        We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). A proposal, approved by our stockholders at our June 2010 annual meeting of stockholders, authorizes us to sell shares of our common stock below the then current net asset value per share of our common stock in one or more offerings for a period of one year ending on June 9, 2011. We would need similar future approval from our stockholders to issue shares below the then current net asset value per share any time after the expiration of the current approval. We are seeking such approval for the next year at our 2011 annual stockholders meeting to be held on June 15, 2011. On June 17, 2008, our stockholders approved another proposal that authorizes us to issue securities to subscribe to, convert to, or purchase shares of our common stock in one or more offerings. We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. See "Risk Factors—Risks Relating to Our Business and Structure—Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock."

  Code of Ethics

        We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. You may read and copy the code of ethics at the SEC's Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR Database on the SEC's website site at http://www.sec.gov.

  Proxy Voting Policies and Procedures

        We vote proxies relating to our portfolio securities in a manner in which we believe is consistent with the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that we expect would have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

        Our proxy voting decisions are made by the deal team which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision-making process to disclose to our chief compliance officer any potential conflict of which he or she is aware and any contact that he or she has had with any interested party regarding a proxy vote and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

        Stockholders may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

  Other 1940 Act Regulations

        We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC. In June 2008, we received an exemptive order from the SEC to permit co-investments in portfolio companies among Main Street and certain of its affiliates, including MSC II, subject to certain conditions of the order.

        We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

        We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a chief compliance officer to be responsible for administering the policies and procedures.

        We may be periodically examined by the SEC for compliance with the 1940 Act.

  Small Business Investment Company Regulations

        Each of the Funds is licensed by the SBA to operate as a SBIC under Section 301(c) of the Small Business Investment Act of 1958. As a part of the Formation Transactions, MSMF became a wholly owned subsidiary of MSCC, and continues to hold its SBIC license. MSMF initially obtained its SBIC license in September 2002. As part of the Exchange Offer Transactions, MSC II became a majority owned subsidiary of MSCC and continues to hold its license. MSC II initially obtained its SBIC license in January 2006.

        SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBIC regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Each of the Funds has typically invested in secured debt, acquired warrants and/or made equity investments in qualifying small businesses.

        Under present SBIC regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $18 million and have average annual net income after federal income taxes not exceeding $6 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote 25% of its investment activity to "smaller" concerns as defined by the SBA. A smaller concern generally includes businesses that have a tangible net worth not exceeding $6 million and have average annual net income after federal income taxes not exceeding $2 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBIC regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the primary industry in which the business is engaged and are based on such factors as the number of employees and gross revenue. However, once an SBIC has invested in a company, it may continue to make follow on investments in the company, regardless of the size of the portfolio company at the time of the follow on investment, up to the time of the portfolio company's initial public offering.

        The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending and investment outside the United States, to businesses engaged in a few prohibited industries, and to certain "passive" (non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30% of the SBIC's regulatory capital in any one portfolio company and its affiliates.

        The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). Although prior regulations prohibited an SBIC from controlling a small business concern except in limited circumstances, regulations adopted by the SBA in 2002 now allow an SBIC to exercise control over a small business for a period of seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA's prior written approval.

        The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a "change of control" of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of equity for a licensed SBIC. A "change of control" is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

        An SBIC may generally have outstanding debentures guaranteed by the SBA in amounts up to twice the amount of the privately-raised funds of the SBIC(s). Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest, do not require any principal payments prior to maturity, and, historically, were subject to certain prepayment penalties. Those prepayment penalties no longer apply as of September 2006. As of March 31, 2011, we, through the Funds, had issued $210 million of SBA-guaranteed debentures, which had an annual weighted average interest rate of approximately 5.1%.

        The American Recovery and Reinvestment Act of 2009 enacted in February 2009 (the "Stimulus Bill") contains several provisions applicable to SBIC funds, including the Funds. One of the key SBIC-related provisions included in the Stimulus Bill increased the maximum amount of combined SBIC leverage (or SBIC leverage cap) to $225 million for affiliated SBIC funds. The prior maximum amount of SBIC leverage available to affiliated SBIC funds was approximately $137 million. Since the increase in the SBIC leverage cap applies to affiliated SBIC funds, Main Street is required to allocate such increased borrowing capacity between the Funds.

        SBICs must invest idle funds that are not being used to make loans in investments permitted under SBIC regulations in the following limited types of securities: (i) direct obligations of, or obligations guaranteed as to principal and interest by, the United States government, which mature within 15 months from the date of the investment; (ii) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (iii) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (iv) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (v) a checking account in a federally insured institution; or (vi) a reasonable petty cash fund.

        SBICs are periodically examined and audited by the SBA's staff to determine their compliance with SBIC regulations and are periodically required to file certain financial information and other documents with the SBA.

        Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.

  Securities Exchange Act of 1934 and Sarbanes-Oxley Act Compliance

        We are subject to the reporting and disclosure requirements of the Securities Exchange Act of 1934 (the "Exchange Act"), including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. For example:

  •
  pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer are required to certify the accuracy of the financial statements contained in our periodic reports;

  •
  pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures;

  •
  pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare a report regarding its assessment of our internal control over financial reporting, and our independent registered public accounting firm separately audits our internal control over financial reporting; and

  •
  pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal control over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

  The New York Stock Exchange Corporate Governance Regulations

        The New York Stock Exchange ("NYSE") has adopted corporate governance regulations that listed companies must comply with. We believe we are in compliance with such corporate governance listing standards. We intend to monitor our compliance with all future listing standards and to take all necessary actions to ensure that we stay in compliance.

  Investment Adviser Regulations

        We are also subject to regulation under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Advisers Act establishes, among other things, recordkeeping and reporting requirements, disclosure requirements, limitations on transactions between the adviser's account and an advisory client's account, limitations on transactions between the accounts of advisory clients, and general anti-fraud prohibitions. We will also be examined by the SEC from time to time for compliance with the Advisers Act.

PLAN OF DISTRIBUTION

        We may sell our common stock through underwriters or dealers, "at the market" to or through a market maker or into an existing trading market or otherwise, directly to one or more purchasers or through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of our common stock will also be named in the applicable prospectus supplement.

        The distribution of our common stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock except (i) with the requisite approval of our common stockholders or (ii) under such other circumstances as the SEC may permit. See "Risk Factors—Risks Relating to Our Business and Structure—Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock" for a discussion of proposals approved by our stockholders that permit us to issue shares of our common stock below net asset value.

        In connection with the sale of our common stock, underwriters or agents may receive compensation from us or from purchasers of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our common stock may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

        We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell common stock covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

        Any of our common stock sold pursuant to a prospectus supplement will be listed on the New York Stock Exchange, or another exchange on which our common stock is traded.

        Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our common stock may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

        If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our common stock from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

        In order to comply with the securities laws of certain states, if applicable, our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our common stock may not be sold unless it has been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

        The maximum amount of any compensation to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10% for the sale of any securities being registered.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

        Our securities are held under custody agreements by Amegy Bank National Association, whose address is 1221 McKinney Street Level P-1 Houston, Texas 77010, and Branch Banking and Trust Company, whose address is 5130 Parkway Plaza Boulevard, Charlotte, North Carolina 28217. American Stock Transfer & Trust Company acts as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 59 Maiden Lane New York, New York 10038, telephone number: (212) 936-5100.

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Our investment team is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided. We did not pay any brokerage commissions during the year ended December 31, 2010.

LEGAL MATTERS

        Certain legal matters regarding the shares of common stock offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement, if any.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The consolidated financial statements, Schedule 12-14 and the schedule of Senior Securities of Main Street Capital Corporation, included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the reports of Grant Thornton LLP, independent registered public accountants, upon the authority of said firm as experts in giving said reports. Grant Thornton LLP's principal business address is 333 Clay Street, 2700 Three Allen Center, Houston, Texas 77002.

AVAILABLE INFORMATION

        We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus or any prospectus supplement. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus or any prospectus supplement.

        We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC's website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PRIVACY NOTICE

        We are committed to protecting your privacy. This privacy notice explains the privacy policies of Main Street and its affiliated companies. This notice supersedes any other privacy notice you may have received from Main Street.

        We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, and number of shares you hold. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

        We do not share this information with any non-affiliated third party except as described below.

  •
  The People and Companies that Make Up Main Street.  It is our policy that only our authorized employees who need to know your personal information will have access to it. Our personnel who violate our privacy policy are subject to disciplinary action.

  •
  Service Providers.  We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

  •
  Courts and Government Officials.  If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

MAIN STREET CAPITAL CORPORATION

Consolidated Balance Sheets

	March 31, 2011	December 31, 2010
	(Unaudited)
ASSETS
Portfolio investments at fair value:
Control investments (cost: $189,560,249 and $161,009,443 as of March 31, 2011 and December 31, 2010, respectively)	$204,890,251	$174,596,394
Affiliate investments (cost: $68,681,860 and $65,650,789 as of March 31, 2011 and December 31, 2010, respectively)	84,810,550	80,206,804
Non-Control/Non-Affiliate investments (cost: $99,475,430 and $91,911,304 as of March 31, 2011 and December 31, 2010, respectively)	100,815,305	91,956,221
Investment in affiliated Investment Manager (cost: $4,284,042 as of March 31, 2011 and December 31, 2010)	2,010,349	2,051,655

Total portfolio investments (cost: $362,001,581 and $322,855,578 as of March 31, 2011 and December 31, 2010, respectively)	392,526,455	348,811,074
Marketable securities and idle funds investments (cost: $97,854,377 and $67,970,907 as of March 31, 2011 and December 31, 2010, respectively)	98,751,072	68,752,858

Total investments (cost: $459,855,958 and $390,826,485 as of March 31, 2011 and December 31, 2010, respectively)	491,277,527	417,563,932
Cash and cash equivalents	29,064,271	22,334,340
Deferred tax asset	808,186	1,958,593
Interest receivable and other assets	5,180,003	4,523,792
Deferred financing costs (net of accumulated amortization of $1,650,229 and $1,504,584 as of March 31, 2011 and December 31, 2010, respectively)	3,485,980	2,543,645

Total assets	$529,815,967	$448,924,302

LIABILITIES
SBIC debentures (par: $210,000,000 and $180,000,000 as of March 31, 2011 and December 31, 2010, respectively; of which $70,519,343 and $70,557,975 are recorded at fair value as of March 31, 2011 and December 31, 2010, respectively)	$185,519,343	$155,557,975
Credit facility	15,000,000	39,000,000
Interest payable	862,547	3,194,870
Dividend payable	2,183,176	—
Payable to affiliated Investment Manager	1,168,697	15,124
Accounts payable and other liabilities	1,731,819	1,173,295

Total liabilities	206,465,582	198,941,264
Commitments and contingencies
NET ASSETS
Common stock, $0.01 par value per share (150,000,000 shares authorized; 22,947,566 and 18,797,444 issued and outstanding as of March 31, 2011 and December 31, 2010, respectively)	229,476	187,975
Additional paid-in capital	297,646,519	224,485,165
Accumulated net investment income	6,605,872	9,261,405
Accumulated net realized loss from investments	(20,541,897)	(20,541,897)
Net unrealized appreciation, net of income taxes	35,072,245	32,141,997

Total Net Asset Value	319,012,215	245,534,645
Noncontrolling interest	4,338,170	4,448,393

Total net assets including noncontrolling interests	323,350,385	249,983,038

Total liabilities and net assets	$529,815,967	$448,924,302

NET ASSET VALUE PER SHARE	$13.90	$13.06

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Operations

(Unaudited)

	Three Months Ended March 31,
	2011	2010
INVESTMENT INCOME:
Interest, fee and dividend income:
Control investments	$5,649,762	$3,595,308
Affiliate investments	2,146,419	1,808,613
Non-Control/Non-Affiliate investments	3,331,109	863,396

Total interest, fee and dividend income	11,127,290	6,267,317
Interest from marketable securities, idle funds and other	2,247,282	825,522

Total investment income	13,374,572	7,092,839
EXPENSES:
Interest	(2,902,205)	(1,993,237)
General and administrative	(507,182)	(425,704)
Expenses reimbursed to affiliated Investment Manager	(2,129,806)	(1,152,187)
Share-based compensation	(442,897)	(301,458)

Total expenses	(5,982,090)	(3,872,586)

NET INVESTMENT INCOME	7,392,482	3,220,253
NET REALIZED GAIN (LOSS) FROM INVESTMENTS:
Control investments	—	(4,020,918)
Marketable securities and idle funds investments	—	(39,539)

Total net realized gain (loss) from investments	—	(4,060,457)

NET REALIZED INCOME (LOSS)	7,392,482	(840,204)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Portfolio investments	4,018,584	5,114,659
Marketable securities and idle funds investments	114,743	253,304
SBIC debentures	38,632	281,193
Investment in affiliated Investment Manager	(41,306)	(145,079)

Total net change in unrealized appreciation	4,130,653	5,504,077

Income tax provision	(1,200,405)	(384,574)
Bargain purchase gain	—	4,890,582

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	10,322,730	9,169,881
Noncontrolling interest	—	(113,336)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCK	$10,322,730	$9,056,545

NET INVESTMENT INCOME PER SHARE—BASIC AND DILUTED	$0.38	$0.22

NET REALIZED INCOME (LOSS) PER SHARE—BASIC AND DILUTED	$0.38	$(0.06)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCK PER SHARE—BASIC AND DILUTED	$0.54	$0.63

DIVIDENDS PAID PER SHARE	$0.38	$0.38

WEIGHTED AVERAGE SHARES OUTSTANDING—BASIC AND DILUTED	19,217,690	14,356,785

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Changes in Net Assets

(Unaudited)

	Common Stock					Net Unrealized Appreciation from Investments, Net of Income Taxes			Total Net Assets Including Noncontrolling Interest
					Accumulated Net Realized Loss From Investments
	Number of Shares	Par Value	Additional Paid-In Capital	Accumulated Net Investment Income			Total Net Asset Value	Noncontrolling Interest
Balances at December 31, 2009	10,842,447	$108,425	$123,534,156	$7,269,866	$(15,922,020)	$14,669,704	$129,660,131	$—	$129,660,131
MSC II exchange offer and related transactions	1,239,695	12,397	19,921,899	4,890,582	—	—	24,824,878	3,396,005	28,220,883
Public offering of common stock, net of offering costs	2,875,000	28,750	40,127,248	—	—	—	40,155,998	—	40,155,998
Share-based compensation	—	—	301,458	—	—	—	301,458	—	301,458
Dividend reinvestment	125,600	1,255	1,848,073	—	—	—	1,849,328	—	1,849,328
Adjustment to investment in Investment Manager related to the MSC II Exchange Offer	—	—	(13,715,958)	—	—	—	(13,715,958)	—	(13,715,958)
Dividends to stockholders	—	—	—	(6,993,777)	—	—	(6,993,777)	—	(6,993,777)
Net increase resulting from operations	—	—	—	3,220,253	(4,060,457)	5,119,503	4,279,299	—	4,279,299
Noncontrolling interest	—	—	—	—	—	(113,336)	(113,336)	113,336	—

Balances at March 31, 2010	15,082,742	$150,827	$172,016,876	$8,386,924	$(19,982,477)	$19,675,871	$180,248,021	$3,509,341	$183,757,362

Balances at December 31, 2010	18,797,444	$187,975	$224,485,165	$9,261,405	$(20,541,897)	$32,141,997	$245,534,645	$4,448,393	$249,983,038
Public offering of common stock, net of offering costs	4,025,000	40,250	70,309,656	—	—	—	70,349,906	—	70,349,906
Share-based compensation	—	—	442,897	—	—	—	442,897	—	442,897
Dividend reinvestment	125,122	1,251	2,408,801	—	—	—	2,410,052	—	2,410,052
Distributions to noncontrolling interest	—	—	—	—	—	—	—	(110,223)	(110,223)
Dividends to stockholders	—	—	—	(10,048,015)	—	—	(10,048,015)	—	(10,048,015)
Net increase resulting from operations	—	—	—	7,392,482	—	2,930,248	10,322,730	—	10,322,730

Balances at March 31, 2011	22,947,566	$229,476	$297,646,519	$6,605,872	$(20,541,897)	$35,072,245	$319,012,215	$4,338,170	$323,350,385

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Cash Flows

(Unaudited)

	Three Months Ended March 31,
	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$10,322,730	$9,169,881
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net change in unrealized appreciation	(4,130,653)	(5,504,077)
Net realized loss from investments	—	4,060,457
Bargain purchase gain	—	(4,890,582)
Accretion of unearned income	(1,556,366)	(596,182)
Net payment-in-kind interest accrual	(946,888)	(201,775)
Share-based compensation expense	442,897	301,458
Amortization of deferred financing costs	145,645	97,688
Deferred taxes	1,150,407	301,992
Changes in other assets and liabilities:
Interest receivable and other assets	(1,206,211)	(835,521)
Interest payable	(2,332,323)	(1,776,121)
Payable to affiliated Investment Manager	1,153,573	12,060
Accounts payable and other liabilities	558,524	(38,199)
Deferred fees and other	524,000	73,140

Net cash provided by operating activities	4,125,335	174,219
CASH FLOWS FROM INVESTING ACTIVITIES
Investments in portfolio companies	(43,949,652)	(18,528,902)
Cash acquired in MSC II exchange offer	—	2,489,920
Investments in marketable securities and idle funds investments	(39,349,266)	(25,939,696)
Proceeds from marketable securities and idle funds investments	10,103,821	3,596,689
Principal payments received on loans and debt securities	6,102,777	1,266,386

Net cash used in investing activities	(67,092,320)	(37,115,603)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from public offering of common stock, net of offering costs	70,349,906	40,155,998
Distributions to noncontrolling interest	(110,223)	—
Dividends paid to stockholders	(4,654,787)	(3,259,120)
Net change in DRIP deposit	(800,000)	—
Proceeds from issuance of SBIC debentures	30,000,000	—
Proceeds from credit facility	41,000,000	18,150,000
Repayments on credit facility	(65,000,000)	(16,050,000)
Payment of deferred loan costs and SBIC debenture fees	(1,087,980)	(10,310)

Net cash provided by financing activities	69,696,916	38,986,568

Net increase in cash and cash equivalents	6,729,931	2,045,184
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	22,334,340	30,619,998

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$29,064,271	$32,665,182

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2011

(Unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Control Investments(3)
Café Brazil, LLC	Casual Restaurant Group
12% Secured Debt (Maturity—April 20, 2013)		1,900,000	1,897,680	1,900,000
Member Units(7) (Fully diluted 41.0%)			41,837	2,470,000

			1,939,517	4,370,000
California Healthcare Medical Billing, Inc.	Healthcare Billing and Records Management
12% Secured Debt (Maturity—October 17, 2015)		7,303,000	6,908,889	7,222,715
Warrants (Fully diluted 20.4%)			1,193,333	3,380,333
Common Stock (Fully diluted 9.7%)			1,176,667	1,390,000

			9,278,889	11,993,048
CBT Nuggets, LLC	Produces and Sells IT Certification Training Videos
10% Secured Debt (Maturity—March 31, 2012)		375,000	375,000	375,000
14% Secured Debt (Maturity—December 31, 2013)		2,800,000	2,794,927	2,794,927
Member Units(7) (Fully diluted 40.8%)			1,299,520	3,870,000

			4,469,447	7,039,927
Ceres Management, LLC (Lambs)	Aftermarket Automotive Services Chain
14% Secured Debt (Maturity—May 31, 2013)		4,000,000	3,967,689	3,967,689
9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—August 31, 2014)		1,225,000	1,225,000	1,225,000
Class B Member Units(7) (15% cumulative) (Non-voting)			2,173,204	2,173,204
Member Units (Fully diluted 70%)			1,813,333	860,000
Member Units(7) (Lamb's Real Estate Investment I, LLC) (Fully diluted 100%)			625,000	625,000

			9,804,226	8,850,893
Condit Exhibits, LLC	Tradeshow Exhibits / Custom Displays
9% Current / 9% PIK Secured Debt (Maturity—July 1, 2013)		4,660,948	4,622,987	4,622,987
Warrants (Fully diluted 47.9%)			320,000	100,000

			4,942,987	4,722,987
Currie Acquisitions, LLC	Consumer Products
12% Secured Debt (Maturity—March 1, 2015)		4,750,000	4,004,722	4,004,722
Warrants (Fully diluted 47.3%)			2,566,204	2,050,204

			6,570,926	6,054,926
Gulf Manufacturing, LLC	Industrial Metal Fabrication
8% Secured Debt (Maturity—August 31, 2014)		3,620,000	3,620,000	3,620,000
13% Secured Debt (Maturity—August 31, 2014)		1,680,000	1,619,597	1,641,017
9% PIK Secured Debt (Maturity—June 30, 2017)		1,420,784	1,420,784	1,420,784
Member Units(7) (Fully diluted 34.2%)			2,979,813	6,890,000

			9,640,194	13,571,801
Harrison Hydra-Gen, Ltd.	Manufacturer of Hydraulic Generators
12% Secured Debt (Maturity—June 4, 2015)		6,000,000	5,284,650	5,284,650
Preferred stock(7) (8% cumulative)			1,020,000	1,020,000
Warrants (Fully diluted 35.2%)			717,640	717,640

			7,022,290	7,022,290

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2011

(Unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Hawthorne Customs & Dispatch Services, LLC	Transportation/ Logistics
Member Units(7) (Fully diluted 59.1%)			692,500	1,250,000
Member Units (Wallisville Real Estate, LLC)(7) (Fully diluted 59.1%)			1,214,784	1,214,784

			1,907,284	2,464,784
Hydratec, Inc.	Agricultural Services
Common Stock (Fully diluted 92.5%)			7,088,911	10,163,911

Indianapolis Aviation Partners, LLC	FBO / Aviation Support Services
12% Secured Debt (Maturity—September 15, 2014)		4,500,000	4,158,875	4,350,000
Warrants (Fully diluted 30.1%)			1,129,286	1,270,286

			5,288,161	5,620,286
Jensen Jewelers of Idaho, LLC	Retail Jewelry
Prime Plus 2% Secured Debt (Maturity—November 14, 2011)		2,260,000	2,257,523	2,260,000
13% Current / 6% PIK Secured Debt (Maturity—November 14, 2011)		2,344,897	2,341,580	2,344,897
Member Units(7) (Fully diluted 60.8%)			811,000	1,410,000

			5,410,103	6,014,897
Mid-Columbia Lumber Products, LLC	Specialized Lumber Products
10% Secured Debt (Maturity—April 1, 2012)		1,250,000	1,250,000	1,250,000
12% Secured Debt (Maturity—December 18, 2011)		3,900,000	3,855,995	3,900,000
9.5% Secured Debt (Mid—Columbia Real Estate, LLC) (Maturity—May 13, 2025)		1,096,100	1,096,100	1,096,100
Warrants (Fully diluted 25.5%)			250,000	670,000
Member Units (Fully diluted 26.7%)			500,000	700,000
Member Units (Mid—Columbia Real Estate, LLC) (Fully diluted 50.0%)			250,000	250,000

			7,202,095	7,866,100
NAPCO Precast, LLC	Precast Concrete Manufacturing
18% Secured Debt (Maturity—February 1, 2013)		5,923,077	5,866,633	5,923,077
Prime Plus 2% Secured Debt (Maturity—February 1, 2013)(8)		3,384,615	3,370,363	3,384,615
Member Units(7) (Fully diluted 35.3%)			2,020,000	4,230,000

			11,256,996	13,537,692
NTS Holdings, Inc.	Trench & Traffic Safety Equipment
12% Secured Debt (Maturity—April 30, 2015)		6,000,000	5,965,537	5,965,537
Preferred stock(7) (12% cumulative)			10,936,831	10,936,831
Common Stock(7) (Fully diluted 72.3%)			1,621,255	776,000

			18,523,623	17,678,368
OMi Holdings, Inc.	Manufacturer of Overhead Cranes
12% Secured Debt (Maturity—April 1, 2013)		9,970,000	9,923,076	9,923,076
Common Stock (Fully diluted 48.0%)			1,080,000	560,000

			11,003,076	10,483,076
Pegasus Research Group, LLC (Televerde)	Telemarketing and Data Services
13% Current / 3% PIK Secured Debt (Maturity—January 6, 2016)		6,294,271	6,210,552	6,210,552
Member Units(7) (Fully diluted 43.7%)			1,250,000	1,250,000

			7,460,552	7,460,552

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2011

(Unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
PPL RVs, Inc.	Recreational Vehicle Parts and Consignment
18% Secured Debt (Maturity—June 10, 2015)		6,250,000	6,168,168	6,168,168
Member Units (Fully diluted 50.1%)			2,150,000	2,280,000

			8,318,168	8,448,168
Principle Environmental, LLC	Noise Abatement Products/Services
12% Secured Debt (Maturity—February 1, 2016)		5,500,000	4,228,966	4,228,966
Warrants (Fully diluted 15%)			1,200,000	1,200,000
Member Units(7) (Fully diluted 25%)			2,000,000	2,000,000

			7,428,966	7,428,966
River Aggregates, LLC	Construction Aggregates
12% Secured Debt (Maturity—March 30, 2016)		3,500,000	3,307,500	3,307,500
Warrants (Fully diluted 10%)			122,500	122,500
Member Units(7) (Fully diluted 45%)			550,000	550,000

			3,980,000	3,980,000
The MPI Group, LLC	Manufacturer of Custom Hollow Metal Doors, Frames and Accessories
4.5% Current / 4.5% PIK Secured Debt (Maturity—October 2, 2013)		513,250	507,320	507,320
6% Current / 6% PIK Secured Debt (Maturity—October 2, 2013)		5,176,667	5,023,558	5,023,558
Warrants (Fully diluted 47.1%)			895,943	190,000

			6,426,821	5,720,878
Thermal & Mechanical Equipment, LLC	Heat Exchange / Filtration Products and Services
Prime Plus 2% Secured Debt (Maturity—September 25, 2014)(8)		1,415,540	1,407,261	1,407,261
13% Current / 5% PIK Secured Debt (Maturity—September 25, 2014)		4,509,680	4,452,583	4,509,680
Member Units (Fully diluted 50.0%)			1,000,000	2,680,000

			6,859,844	8,596,941
Uvalco Supply, LLC	Farm and Ranch Supply
Member Units (Fully diluted 42.8%)(7)			1,113,243	1,940,000

Van Gilder Insurance Corporation	Manufacturer/Installer of Commercial Signage
8% Secured Debt (Maturity—January 31, 2016)		1,972,336	1,943,632	1,943,632
13% Secured Debt (Maturity—January 31, 2016)		6,150,000	4,864,029	4,864,029
Warrants (Fully diluted 10%)			1,208,643	1,208,643
Common Stock (Fully diluted 15.51%)			2,499,876	2,499,876

			10,516,180	10,516,180
Vision Interests, Inc.	Manufacturer/Installer of Commercial Signage
6.5% Current /6.5% PIK Secured Debt (Maturity—June 5, 2012)		9,400,000	8,424,811	6,322,651
6.5% Current /6.5% PIK Secured Debt (Maturity—June 5, 2016)		760,000	740,587	740,587
Warrants (Fully diluted 38.2%)			160,010	—
Common Stock (Fully diluted 22.3%)			372,000	—

			9,697,408	7,063,238

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2011

(Unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Ziegler's NYPD, LLC	Casual Restaurant Group
Prime Plus 2% Secured Debt (Maturity—October 1, 2013)(8)		1,000,000	994,427	994,427
13% Current / 5% PIK Secured Debt (Maturity—October 1, 2013)		4,862,083	4,815,915	4,815,915
Warrants (Fully diluted 46.6%)			600,000	470,000

			6,410,342	6,280,342

Subtotal Control Investments			189,560,249	204,890,251

Affiliate Investments(4)
American Sensor Technologies, Inc.	Manufacturer of Commercial/Industrial Sensors
9% Secured Debt (Maturity—May 31, 2012)		3,547,783	3,529,283	3,529,283
Warrants (Fully diluted 19.6%)			49,990	2,080,000

			3,579,273	5,609,283
Audio Messaging Solutions, LLC	Audio Messaging Services
12% Secured Debt (Maturity—May 8, 2014)		7,644,000	7,322,388	7,371,597
Warrants (Fully diluted 8.4%)			468,373	1,280,000

			7,790,761	8,651,597
Compact Power Equipment Centers LLC	Light to Medium Duty Equipment Rental
6% Current / 6% PIK Secured Debt (Maturity—December 30, 2014)		2,727,564	2,700,572	2,700,572
Series A Member Units(7) (8% cumulative) (Non-voting)			793,651	793,651
Member Units (Fully diluted 11.5%)			1,147	1,147

			3,495,370	3,495,370
DrillingInfo, Inc.	Information Services for the Oil and Gas Industry
12% Secured Debt (Maturity—November 20, 2014)		8,000,000	6,887,024	7,770,000
Warrants (Fully diluted 5.0%)			1,250,000	4,510,000
Common Stock (Fully diluted 2.1%)			1,085,325	2,070,325

			9,222,349	14,350,325
East Teak Fine Hardwoods, Inc.	Hardwood Products
Common Stock (Fully diluted 5.0%)			480,318	330,000

Houston Plating & Coatings, LLC	Plating & Industrial Coating Services
Prime Plus 2% Debt (Maturity—July 18, 2013)		300,000	300,000	300,000
Member Units(7) (Fully diluted 11.1%)			335,000	3,205,000

			635,000	3,505,000
IRTH Holdings, LLC	Utility Technology Services
12% Secured Debt (Maturity—December 29, 2015)		6,000,000	5,895,114	5,895,114
Member Units (Fully diluted 22.3%)			850,000	850,000

			6,745,114	6,745,114
KBK Industries, LLC	Specialty Manufacturer of Oilfield and Industrial Products
14% Secured Debt (Maturity—January 23, 2014)		5,250,000	5,250,000	5,250,000
10% Secured Debt (Maturity—March 31, 2012)		389,940	389,940	389,940
Member Units(7) (Fully diluted 18.8%)			340,833	2,010,333

			5,980,773	7,650,273

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2011

(Unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Laurus Healthcare, LP	Healthcare Facilities / Services
10% Secured Debt (Maturity—December 31, 2011)		750,000	750,000	750,000
13% Secured Debt (Maturity—December 31, 2011)		350,000	350,000	350,000
13% Secured Debt (Maturity—May 7, 2012)		2,275,000	2,275,000	2,275,000
Class A and C Units(7) (Fully diluted 13.1%)			79,505	5,070,000

			3,454,505	8,445,000
Lighting Unlimited, LLC	Commercial and Residential Lighting Products and Design Services
Prime Plus 1% Secured Debt (Maturity—August 22, 2012)(8)		849,996	847,314	847,314
14% Secured Debt (Maturity—August 22, 2012)		1,760,101	1,728,285	1,478,285
Warrants (Fully diluted 17.0%)			54,000	—

			2,629,599	2,325,599
Merrick Systems, Inc.	Software and Information Technology
13% Secured Debt (Maturity—May 5, 2015)		3,000,000	2,558,765	2,558,765
Warrants (Fully diluted 6.5%)			450,000	650,000

			3,008,765	3,208,765
Olympus Building Services, Inc.	Custodial/Facilities Services
12% Secured Debt (Maturity—March 27, 2014)		3,150,000	2,938,384	3,050,000
12% Current / 3% PIK Secured Debt (Maturity—March 27, 2014)		991,380	991,381	991,381
Warrants (Fully diluted 22.5%)			470,000	930,000

			4,399,765	4,971,381
OPI International Ltd.	Oil and Gas Construction Services
12% Secured Debt (Maturity—November 30, 2015)		11,000,000	10,804,330	10,804,330
12% Secured Debt (Maturity—November 30, 2015)		750,000	252,288	252,288
Common Stock (Fully diluted 8.0%)			500,000	500,000

			11,556,618	11,556,618
Schneider Sales Management, LLC	Sales Consulting and Training
13% Secured Debt (Maturity—October 15, 2013)		3,367,542	3,289,127	500,000
Warrants (Fully diluted 20.0%)			45,000

			3,334,127	500,000
Walden Smokey Point, Inc.	Specialty Transportation
Common Stock (Fully diluted 12.6%)			1,426,667	2,820,000

WorldCall, Inc.	Telecommunication/Information Services
13% Secured Debt (Maturity—April 22, 2011)		646,225	646,225	646,225
Common Stock (Fully diluted 10%)			296,631	—

			942,856	646,225

Subtotal Affiliate Investments			68,681,860	84,810,550

Non-Control/Non-Affiliate Investments(5)
Affinity Videonet, Inc.	Videoconferencing Services
13% Secured Debt (Maturity—December 31, 2015)		2,000,000	1,892,383	1,892,383
13% Current / 1% PIK Secured Debt (Maturity—December 31, 2015)		1,700,000	1,695,809	1,695,809
Warrants (Fully diluted 2.5%)			62,500	62,500

			3,650,692	3,650,692
Alon Refining Krotz Springs, Inc.(9)	Petroleum Products/Refining
13.5% Secured Debt (Maturity—October 15, 2014)		4,000,000	3,840,870	4,140,000

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2011

(Unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Arrowhead General Insurance Agency, Inc.(9)	Insurance
LIBOR Plus 5.75% Secured Debt (Maturity—March 10, 2017)(8)		4,000,000	3,920,857	3,950,000
LIBOR Plus 9.5% Secured Debt (Maturity—March 23, 2018)(8)		2,000,000	1,940,000	1,965,000

			5,860,857	5,915,000
Bourland & Leverich Supply Co., LLC(9)	Distributor of Oil & Gas Tubular Goods
LIBOR Plus 9.0% Secured Debt (Maturity—August 24, 2015)(8)		4,387,501	4,191,191	4,563,001

Brand Connections, LLC	Venue-Based Marketing and Media
14% Secured Debt (Maturity—April 30, 2015)		7,218,750	7,066,203	7,066,203

Chef's Warehouse(9)	Specialty Food Distributor
LIBOR Plus 9.0% Secured Debt (Maturity—April 24, 2014)(8)		7,999,167	7,787,535	8,279,137

Fairway Group Acquisition(9)	Retail Grocery
LIBOR Plus 6.0% Secured Debt (Maturity—March 8, 2017)(8)		7,500,000	7,426,517	7,490,625

Global Tel*Link Corporation(9)	Communications
LIBOR Plus 11.25% Secured Debt (Maturity—May 10, 2017)(8)		3,000,000	2,943,186	2,987,505

Hayden Acquisition, LLC	Manufacturer of Utility Structures
8% Secured Debt (Maturity—April 1, 2011)		1,800,000	1,781,303	250,000

Hoffmaster Group, Inc.(9)	Manufacturer of Specialty Tabletop Products
13.5% Secured Debt (Maturity—June 3, 2017)		5,000,000	4,884,129	5,062,500
LIBOR Plus 5.0% Secured Debt (Maturity—June 13, 2016)(8)		1,500,000	1,446,636	1,483,521

			6,330,765	6,546,021
Managed Health Care Associates, Inc.(9)	Healthcare Products
LIBOR Plus 3.25% Secured Debt (Maturity—August 31, 2014)(8)		1,987,606	1,573,204	1,931,287

Megapath Inc.(9)	Communications
LIBOR Plus 10% Secured Debt (Maturity—November 4, 2015)(8)		3,900,000	3,827,425	3,968,250

Miramax Film NY, LLC(9)	Motion Picture Producer and Distributor
LIBOR Plus 6% Secured Debt (Maturity—June 30, 2016)(8)		2,838,462	2,783,757	2,888,135
LIBOR Plus 11% Secured Debt (Maturity—December 30, 2016)(8)		4,000,000	3,922,207	4,100,000
Class B Units (Fully diluted 0.2%)			500,000	500,000

			7,205,964	7,488,135
Northland Cable Television, Inc.(9)	Cable Broadcasting
LIBOR Plus 6.0% Secured Debt (Maturity—December 31, 2016)(8)		5,000,000	4,857,230	4,900,000

Physician Oncology Services, LP(9)	Healthcare Services
7% Secured Debt (Maturity—January 30, 2017)		895,714	885,852	893,475

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2011

(Unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Pierre Foods, Inc.(9)	Foodservice Supplier
LIBOR Plus 5.25% Secured Debt (Maturity—September 30, 2016)(8)		4,975,000	4,882,606	5,005,323
LIBOR Plus 9.5% Secured Debt (Maturity—September 29, 2017)(8)		2,000,000	1,933,737	2,052,500

			6,816,343	7,057,823
Rentech Energy Midwest Corporation(9)	Manufacturer of Fertilizer
LIBOR Plus 10% Secured Debt (Maturity—July 29, 2014)(8)		2,145,972	2,096,116	2,156,702

Shearer's Foods, Inc.(9)	Manufacturer of Food / Snacks
12% Current / 3.5% PIK Secured Debt (Maturity—March 31, 2016)		4,144,244	4,052,985	4,206,408

Standard Steel, LLC(9)	Manufacturer of Steel Wheels and Axles
12.0% Secured Debt (Maturity—April 30, 2015)		3,000,000	2,906,997	2,921,398

Support Systems Homes, Inc.	Manages Substance Abuse Treatment Centers
15% Secured Debt (Maturity—August 21, 2018)		576,600	576,600	576,600

Technical Innovations, LLC	Manufacturer of Specialty Cutting Tools and Punches
13.5% Secured Debt (Maturity—January 16, 2015)		2,950,000	2,920,552	2,950,000

The Tennis Channel, Inc.	Sports Broadcasting/Media
LIBOR Plus 6% / 4% PIK Secured Debt (Maturity-January 1, 2013)(8)		10,291,249	10,484,076	10,484,076
Warrants (Fully diluted 0.11%)			235,467	235,467

			10,719,543	10,719,543
Other Non-Control/Non-Affiliate Investments(10)			157,500	157,500

Subtotal Non-Control/Non-Affiliate Investments			99,475,430	100,815,305

Main Street Capital Partners, LLC (Investment Manager)	Asset Management
100% of Membership Interests			4,284,042	2,010,349

Total Portfolio Investments, March 31, 2011			362,001,581	392,526,455

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2011

(Unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Marketable Securities and Idle Funds Investments	Investments in Secured and Rated Debt Investments, Certificates of Deposit, and Diversified Bond Funds
AL Gulf Coast Terminals, LLC
LIBOR Plus 5.0% Secured Debt (Maturity—September 21, 2016)(8)		6,740,858	6,567,206	6,707,154
Aspen Dental Management, Inc.
LIBOR Plus 4.5% Secured Debt (Maturity—October 13, 2016)(8)		9,962,867	9,962,867	10,012,681
ATI Acquisition I Corp.
LIBOR Plus 5.5% Secured Debt (Maturity—September 14, 2016)(8)		2,878,408	2,835,881	2,908,991
Centerplate, Inc.
LIBOR Plus 7.5% Secured Debt (Maturity—September 16, 2016)(8)		2,985,000	2,902,277	3,008,328
CHG Companies, Inc.
LIBOR Plus 5.5% Secured Debt (Maturity—October 14, 2016)(8)		1,888,043	1,853,479	1,914,004
Excelitas Technologies Corp.
LIBOR Plus 5.5% Secured Debt (Maturity—December 2, 2016)(8)		2,985,000	2,985,000	3,001,791
Flexera Software, Inc.
LIBOR Plus 5.75% Secured Debt (Maturity—January 20, 2017)(8)		4,443,750	4,359,048	4,482,633
Henniges Automotive Holdings, Inc.
LIBOR Plus 10.0% Secured Debt (Maturity—December 7, 2016)(8)		2,958,333	2,902,108	2,958,333
MLM Holdings, Inc.
LIBOR Plus 5.25% Secured Debt (Maturity—December 1, 2016)(8)		6,982,500	6,883,193	6,999,956
MultiPlan, Inc.
LIBOR Plus 3.25% Secured Debt (Maturity—August 26, 2017)(8)		3,846,154	3,846,154	3,858,654
NAI Entertainment Holdings LLC
8.25% Bond (Maturity—December 15, 2017)		1,500,000	1,500,000	1,605,000
Pretium Packaging Bond
11.5% Bond (Maturity—April 1, 2016)		1,500,000	1,500,000	1,515,000
Race Point Power, LLC
LIBOR Plus 6.0% Secured Debt (Maturity—February 1, 2018)(8)		5,000,000	4,903,895	5,012,500

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2011

(Unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Rite Aid Corporation
7.5% Bond (Maturity—March 1, 2017)		2,000,000	1,892,708	2,000,000
SonicWALL, Inc.
LIBOR Plus 6.25% Secured Debt (Maturity—August 1, 2016)(8)		1,613,710	1,616,317	1,627,830
United Refining Bond
10.5% Bond (Maturity—February 28, 2017)		3,000,000	3,000,000	2,981,400
Visant Corporation
LIBOR Plus 4.0% Secured Debt (Maturity—December 28, 2016)(8)		4,987,500	4,987,500	4,984,333
Vision Solutions, Inc.
LIBOR Plus 6.0% Secured Debt (Maturity—July 23, 2016)(8)		1,858,966	1,563,411	1,596,956
Wyle Services Corporation
LIBOR Plus 4.0% Secured Debt (Maturity—September 10, 2016)(8)		3,979,984	3,955,554	4,006,112
Yankee Cable Acquisition, LLC
LIBOR Plus 4.5% Secured Debt (Maturity—August 26, 2016)(8)		3,980,000	3,925,422	3,974,110
Other Marketable Securities and Idle Funds Investments(10)		24,555,000	23,912,357	23,595,306

Subtotal Marketable Securities and Idle Funds Investments			97,854,377	98,751,072

Total Investments, March 31, 2011			$459,855,958	$491,277,527

(1)
Debt investments are generally income producing. Equity and warrants are non-income producing, unless otherwise noted.

(2)
See Note C for summary geographic location of portfolio companies.

(3)
Controlled investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(4)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned.

(5)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(6)
Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(7)
Income producing through dividends or distributions.

(8)
Subject to contractual minimum interest rates.

(9)
Private placement portfolio investment.

(10)
Other Marketable Securities and Idle Funds Investments consist of investments in secured and rated debt investments and diversified bond funds. Other Non-Control/Non-Affiliate investments consist of equity investments in lower middle market companies.

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Control Investments(3)
Café Brazil, LLC	Casual Restaurant Group
12% Secured Debt (Maturity—April 20, 2013)		2,000,000	1,997,439	2,000,000
Member Units(7) (Fully diluted 41.0%)			41,837	2,240,000

			2,039,276	4,240,000
California Healthcare Medical Billing, Inc.	Healthcare Billing and Records Management
12% Secured Debt (Maturity—October 17, 2013)		7,303,000	6,937,251	6,985,748
Warrants (Fully diluted 20.4%)			1,193,333	3,380,333
Common Stock (Fully diluted 9.7%)			1,176,667	1,390,000

			9,307,251	11,756,081
CBT Nuggets, LLC	Produces and Sells IT Certification Training Videos
10% Secured Debt (Maturity—March 31, 2012)		775,000	775,000	775,000
14% Secured Debt (Maturity—December 31, 2013)		2,800,000	2,787,551	2,792,180
Member Units(7) (Fully diluted 40.8%)			1,299,520	3,450,000

			4,862,071	7,017,180
Ceres Management, LLC (Lambs)	Aftermarket Automotive Services Chain
14% Secured Debt (Maturity—May 31, 2013)		4,000,000	3,964,568	3,964,568
9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—August 31, 2014)		1,225,000	1,225,000	1,225,000
Class B Member Units (15% cumulative compounding quarterly) (Non-voting)			1,508,611	1,508,611
Member Units (Fully diluted 70%)			1,813,333	1,100,000
Member Units(7) (Lamb's Real Estate Investment I, LLC) (Fully diluted 100%)			625,000	625,000

			9,136,512	8,423,179
Condit Exhibits, LLC	Tradeshow Exhibits/Custom Displays
9% current / 9% PIK Secured Debt (Maturity—July 1, 2013)		4,660,948	4,619,659	4,619,659
Warrants (Fully diluted 47.9%)			320,000	50,000

			4,939,659	4,669,659
Currie Acquisitions, LLC	Manufacturer of Electric Bicycles/Scooters
12% Secured Debt (Maturity—March 1, 2015)		4,750,000	3,971,699	3,971,699
Warrants (Fully diluted 47.3%)			2,566,204	2,340,204

			6,537,903	6,311,903
Gulf Manufacturing, LLC	Industrial Metal Fabrication
8% Secured Debt (Maturity—August 31, 2014)		3,620,000	3,620,000	3,620,000
13% Secured Debt (Maturity—August 31, 2012)		1,680,000	1,649,959	1,675,165
9% PIK Secured Debt (Maturity—June 30, 2017)		1,420,784	1,420,784	1,420,784
Member Units(7) (Fully diluted 34.2%)			2,979,813	5,870,000

			9,670,556	12,585,949

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Harrison Hydra-Gen, Ltd.	Manufacturer of Hydraulic Generators
12% Secured Debt (Maturity—June 4, 2015)		6,000,000	5,255,101	5,255,101
Warrants (Fully diluted 35.2%)			717,640	717,640
Mandatorily Redeemable Preferred Stock			1,000,000	1,000,000

			6,972,741	6,972,741
Hawthorne Customs & Dispatch Services, LLC	Transportation/ Logistics
Member Units(7) (Fully diluted 59.1%)			692,500	1,250,000
Member Units (Wallisville Real Estate, LLC)(7) (Fully diluted 59.1%)			1,214,784	1,214,784

			1,907,284	2,464,784
Hydratec, Inc.	Agricultural Services
Common Stock (Fully diluted 92.5%)(7)			7,087,911	9,177,911

Indianapolis Aviation Partners, LLC	FBO / Aviation Support Services
12% Secured Debt (Maturity—September 15, 2014)		4,500,000	4,140,255	4,350,000
Warrants (Fully diluted 30.1%)			1,129,286	1,570,286

			5,269,541	5,920,286
Jensen Jewelers of Idaho, LLC	Retail Jewelry
Prime Plus 2% Secured Debt (Maturity—November 14, 2011)		2,260,000	2,256,486	2,260,000
13% current / 6% PIK Secured Debt (Maturity—November 14, 2011)		2,344,897	2,340,040	2,344,896
Member Units(7) (Fully diluted 60.8%)			811,000	1,060,000

			5,407,526	5,664,896
Mid-Columbia Lumber Products, LLC	Specialized Lumber Products
10% Secured Debt (Maturity—April 1, 2012)		1,250,000	1,250,000	1,250,000
12% Secured Debt (Maturity—December 18, 2011)		3,900,000	3,803,664	3,900,000
9.5% Secured Debt (Mid—Columbia Real Estate, LLC) (Maturity—May 13, 2025)		1,107,400	1,107,400	1,107,400
Warrants (Fully diluted 25.5%)			250,000	740,000
Member Units (Fully diluted 26.7%)			500,000	770,000
Member Units (Mid—Columbia Real Estate, LLC) (Fully diluted 50.0%)			250,000	250,000

			7,161,064	8,017,400
NAPCO Precast, LLC	Precast Concrete Manufacturing
18% Secured Debt (Maturity—February 1, 2013)		5,923,077	5,860,313	5,923,077
Prime Plus 2% Secured Debt (Maturity—February 1, 2013)(8)		3,384,615	3,368,600	3,384,615
Member Units(7) (Fully diluted 35.3%)			2,020,000	4,340,000

			11,248,913	13,647,692
NTS Holdings, Inc.	Trench & Traffic Safety Equipment
12% Secured Debt (Maturity—April 30, 2015)		6,000,000	5,963,931	5,963,931
Preferred stock (12% cumulative, compounded quarterly)			10,635,273	10,635,273
Common Stock (Fully diluted 72.3%)			1,621,255	776,000

			18,220,459	17,375,204
OMi Holdings, Inc.	Manufacturer of Overhead Cranes
12% Secured Debt (Maturity—April 1, 2013)		10,170,000	10,116,824	10,116,824
Common Stock (Fully diluted 48.0%)			1,080,000	500,000

			11,196,824	10,616,824

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
PPL RVs, Inc.	RV Aftermarket Consignment/Parts
18% Secured Debt (Maturity—June 10, 2015)		6,250,000	6,165,058	6,165,058
Common Stock (Fully diluted 50.1%)			2,150,000	2,150,000

			8,315,058	8,315,058
The MPI Group, LLC	Manufacturer of Custom Hollow Metal Doors, Frames and Accessories
4.5% current / 4.5% PIK Secured Debt (Maturity—October 2, 2013)		507,625	501,176	501,176
6% current / 6% PIK Secured Debt (Maturity—October 2, 2013)		5,101,667	4,935,760	4,935,760
Warrants (Fully diluted 47.1%)			895,943	190,000

			6,332,879	5,626,936
Thermal & Mechanical Equipment, LLC	Heat Exchange / Filtration Products and Services
Prime plus 2% Secured Debt (Maturity—September 25, 2014)(8)		1,750,000	1,739,152	1,739,152
13% current / 5% PIK Secured Debt (Maturity—September 25, 2014)		5,575,220	5,501,111	5,575,220
Warrants (Fully diluted 50.0%)			1,000,000	1,940,000

			8,240,263	9,254,372
Uvalco Supply, LLC	Farm and Ranch Supply
Member Units (Fully diluted 42.8%)(7)			1,113,243	1,560,000

Vision Interests, Inc.	Manufacturer/Installer of Commercial Signage
2.6% current /10.4% PIK Secured Debt (Maturity—June 5, 2012)		9,400,000	8,424,811	8,022,651
2.6% current /10.4% PIK Secured Debt (Maturity—June 5, 2016)		760,000	739,663	739,663
Warrants (Fully diluted 38.2%)			160,010	—
Common Stock (Fully diluted 22.3%)			372,000	—

			9,696,484	8,762,314
Ziegler's NYPD, LLC	Casual Restaurant Group
Prime plus 2% Secured Debt (Maturity—October 1, 2013)(8)		1,000,000	993,937	993,937
13% current / 5% PIK Secured Debt (Maturity—October 1, 2013)		4,801,810	4,752,088	4,752,088
Warrants (Fully diluted 46.6%)			600,000	470,000

			6,346,025	6,216,025

Subtotal Control Investments			161,009,443	174,596,394

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Affiliate Investments(4)
American Sensor Technologies, Inc.	Manufacturer of Commercial/ Industrial Sensors
9% current / 2% PIK Secured Debt (Maturity—May 31, 2012)		3,536,182	3,514,113	3,514,113
Warrants (Fully diluted 19.6%)			49,990	1,830,000

			3,564,103	5,344,113
Audio Messaging Solutions, LLC	Audio Messaging Services
12% Secured Debt (Maturity—May 8, 2014)		7,700,000	7,356,395	7,426,299
Warrants (Fully diluted 8.4%)			468,373	1,280,000

			7,824,768	8,706,299
Compact Power Equipment Centers, LLC	Light to Medium Duty Equipment Rental
6% Current / 6% PIK Secured Debt (Maturity—September 23, 2014)		3,153,971	3,120,950	3,120,950
Member Units (Fully diluted 11.5%)			1,147	1,147

			3,122,097	3,122,097
DrillingInfo, Inc.	Information Services for the Oil and Gas Industry
12% Secured Debt (Maturity—November 20, 2014)		8,000,000	6,832,370	7,770,000
Warrants (Fully diluted 5.0%)			1,250,000	4,010,000
Common Stock (Fully diluted 2.1%)			1,085,325	1,710,325

			9,167,695	13,490,325
East Teak Fine Hardwoods, Inc.	Hardwood Products
Common Stock (Fully diluted 5.0%)			480,318	330,000

Houston Plating & Coatings, LLC	Plating & Industrial Coating Services
Prime plus 2% Debt (Maturity—July 18, 2013)		300,000	300,000	300,000
Member Units(7) (Fully diluted 11.1%)			335,000	3,025,000

			635,000	3,325,000
IRTH Holdings, LLC	Utility Technology Services
12% Secured Debt (Maturity—December 29, 2015)		6,000,000	5,891,126	5,891,126
Member Units (Fully diluted 22.3%)			850,000	850,000

			6,741,126	6,741,126
KBK Industries, LLC	Specialty Manufacturer of Oilfield and Industrial Products
10% Secured Debt (Maturity—March 31, 2011)		514,940	514,940	514,940
14% Secured Debt (Maturity—January 23, 2011)		5,250,000	5,241,999	5,241,999
Member Units(7) (Fully diluted 18.8%)			340,833	1,790,333

			6,097,772	7,547,272
Laurus Healthcare, LP	Healthcare Facilities / Services
13% Secured Debt (Maturity—May 7, 2012)		2,275,000	2,275,000	2,275,000
13% Secured Debt (Maturity—December 31, 2011)		525,000	525,000	525,000
Warrants (Fully diluted 13.1%)			79,505	4,620,000

			2,879,505	7,420,000

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Lighting Unlimited, LLC	Commercial and Residential Lighting Products and Design Services
Prime Plus 1% Secured Debt (Maturity—August 22, 2012)(8)		949,996	946,598	946,598
14% Secured Debt (Maturity—August 22, 2012)		1,760,101	1,723,326	1,723,326
Warrants (Fully diluted 17.0%)			54,000	—

			2,723,924	2,669,924
Merrick Systems, Inc.	Software and Information Technology
13% Secured Debt (Maturity—May 5, 2015)		3,000,000	2,540,849	2,540,849
Warrants (Fully diluted 6.5%)			450,000	450,000

			2,990,849	2,990,849
Olympus Building Services, Inc.	Custodial/Facilities Services
12% Secured Debt (Maturity—March 27, 2014)		3,150,000	2,976,408	3,050,000
12% Current / 3% PIK Secured Debt (Maturity—March 27, 2014)		984,000	984,001	984,001
Warrants (Fully diluted 22.5%)			470,000	930,000

			4,430,409	4,964,001
OPI International Ltd.	Oil and Gas Construction Services
12% Secured Debt (Maturity—November 30, 2015)		8,700,000	8,537,285	8,537,285
12% Secured Debt (Maturity—November 30, 2015)		750,000	252,288	252,288
Warrants (Fully diluted 8.0%)			500,000	500,000

			9,289,573	9,289,573
Schneider Sales Management, LLC	Sales Consulting and Training
13% Secured Debt (Maturity—October 15, 2013)		3,367,542	3,289,127	1,000,000
Warrants (Fully diluted 20.0%)			45,000	—

			3,334,127	1,000,000
Walden Smokey Point, Inc.	Specialty Transportation
Common Stock (Fully diluted 12.6%)			1,426,667	2,620,000

WorldCall, Inc.	Telecommunication/Information Services
13% Secured Debt (Maturity—April 22, 2011)		646,225	646,225	646,225
Common Stock (Fully diluted 10.0%)			296,631	—

			942,856	646,225

Subtotal Affiliate Investments			65,650,789	80,206,804

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Non-Control/Non-Affiliate Investments(5)
Affinity Videonet, Inc.	Videoconferencing Services
9% Secured Debt (Maturity—December 31, 2012)		500,000	490,000	490,000
13% Secured Debt (Maturity—December 31, 2015)		2,000,000	1,897,500	1,897,500
13% current / 1% PIK Secured Debt (Maturity—December 31, 2015)		2,000,000	1,995,652	1,995,652
Warrants (Fully diluted 2.5%)			62,500	62,500

			4,445,652	4,445,652
Alon Refining Krotz Springs, Inc.(9)	Petroleum Products/Refining
13.5% Secured Debt (Maturity—October 15, 2014)		4,000,000	3,832,366	3,900,000

Bourland & Leverich Supply Co., LLC(9)	Distributor of Oil & Gas Tubular Goods
LIBOR Plus 8.0% Secured Debt (Maturity—August 24, 2015)(8)		4,443,750	4,236,574	4,554,847

Brand Connections, LLC	Venue-Based Marketing and Media
14% Secured Debt (Maturity—April 30, 2015)		7,312,500	7,151,303	7,151,303

Chef's Warehouse(9)	Specialty Food Distributor
LIBOR Plus 9.0% Secured Debt (Maturity—April 24, 2014)(8)		8,137,083	7,907,586	8,219,225

Fairway Group Acquisition(9)	Retail Grocery
LIBOR plus 9.5% Secured Debt (Maturity—October 1, 2014)(8)		4,950,008	4,827,316	4,968,818

Full Spectrum Holdings LLC(9)	Professional Services
LIBOR Plus 13.0% Secured Debt (Maturity—December 12, 2012)(8)		1,523,341	1,301,663	1,301,663
Warrants (Fully diluted 0.28%)			412,523	412,523

			1,714,186	1,714,186
Global Tel*Link Corporation(9)	Communications Technology
LIBOR Plus 11.25% Secured Debt (Maturity—May 10, 2017)(8)		3,000,000	2,941,728	2,948,271

Hayden Acquisition, LLC	Manufacturer of Utility Structures
8% Secured Debt (Maturity—January 1, 2011)		1,800,000	1,781,303	250,000

Hoffmaster Group, Inc.(9)	Manufacturer of Specialty Tabletop Products
13.5% Secured Debt (Maturity—June 3, 2017)		5,000,000	4,881,278	4,787,500
LIBOR Plus 5.0% Secured Debt (Maturity—June 13, 2016)(8)		1,509,615	1,453,860	1,490,745

			6,335,138	6,278,245
Managed Healthcare(9)	Healthcare Products
LIBOR plus 3.25% Secured Debt (Maturity—August 31, 2014)(8)		1,987,606	1,548,214	1,659,650

Megapath Inc.(9)	Communications Technology
LIBOR plus 10% Secured Debt (Maturity—November 4, 2015)(8)		4,000,000	3,922,670	4,040,770

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Miramax Film NY, LLC(9)	Motion Picture Producer and Distributor
LIBOR plus 6% Secured Debt (Maturity—June 30, 2016)(8)		3,000,000	2,940,000	2,940,000
LIBOR plus 11% Secured Debt (Maturity—December 30, 2016)(8)		4,000,000	3,920,000	3,920,000
Class B Units (Fully diluted 0.2%)			500,000	500,000

			7,360,000	7,360,000
Northland Cable Television, Inc.(9)	Cable Broadcasting
LIBOR Plus 8.0% Secured Debt (Maturity—June 22, 2013)(8)		5,000,000	4,851,285	4,988,785

Pierre Foods, Inc.(9)	Foodservice Supplier
Base plus 4.25% Secured Debt (Maturity—September 30, 2016)(8)		5,000,000	4,903,804	4,992,702
Base plus 8.5% Secured Debt (Maturity—September 29, 2017)(8)		2,000,000	1,932,106	1,992,181

			6,835,910	6,984,883
Rentech Energy Midwest Corporation(9)	Manufacturer of Fertilizer
LIBOR plus 10% Secured Debt (Maturity—July 29, 2014)(8)		2,331,606	2,274,262	2,274,262

Shearer's Foods, Inc.(9)	Manufacturer of Food/Snacks
12% Current / 3% PIK Secured Debt (Maturity—March 21, 2016)(8)		4,092,707	3,999,396	4,154,098

Standard Steel, LLC(9)	Manufacturer of Steel Wheels and Axles
12% Secured Debt (Maturity—April 30, 2015)		3,000,000	2,902,821	2,988,750

Support Systems Homes, Inc.	Manages Substance Abuse Treatment Centers
15% Secured Debt (Maturity—August 21, 2018)		576,600	576,600	576,600

Technical Innovations, LLC	Manufacturer of Specialty Cutting Tools and Punches
13.5% Secured Debt (Maturity—January 16, 2015)		2,950,000	2,919,118	2,950,000

The Tennis Channel, Inc.	Sports Broadcasting/Media
LIBOR plus 6% / 4% PIK Secured Debt (Maturity—January 1, 2013)(8)		9,198,840	9,230,938	9,230,938
Warrants (Fully diluted 0.10%)			211,938	211,938

			9,442,876	9,442,876
Other Non-Control/Non-Affiliate Investments(10)			105,000	105,000

Subtotal Non-Control/Non-Affiliate Investments			91,911,304	91,956,221

Main Street Capital Partners, LLC (Investment Manager)	Asset Management
100% of Membership Interests			4,284,042	2,051,655

Total Portfolio Investments, December 31, 2010			322,855,578	348,811,074

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Marketable Securities and Idle Funds Investments	Investments in Secured and Rated Debt Investments, Certificates of Deposit, and Diversified Bond Funds
AL Gulf Coast Terminals, LLC
LIBOR plus 5.0% Secured Debt (Maturity—September 21, 2016)(8)		6,919,997	6,735,294	6,746,997
Aspen Dental Management, Inc.
LIBOR plus 5.0% Secured Debt (Maturity—October 13, 2016)(8)		4,987,500	4,691,670	4,806,974
ATI Acquisition I Corp.
LIBOR plus 5.5% Secured Debt (Maturity—September 14, 2016)(8)		2,885,675	2,841,517	2,857,332
Booz Allen Hamilton Inc.
13% Debt (Maturity—July 5, 2016)(8)		1,716,044	1,781,625	1,765,380
Centerplate, Inc.
LIBOR plus 7.5% Secured Debt (Maturity—September 16, 2016)(8)		3,000,000	2,914,206	2,988,750
CHG Companies, Inc.
LIBOR plus 5.5% Secured Debt (Maturity—October 14, 2016)(8)		1,975,000	1,937,558	1,996,754
Excelitas Technologies Corp.
LIBOR plus 5.75% Secured Debt (Maturity—December 2, 2016)(8)		3,000,000	2,971,096	3,020,771
Gentiva Health Services, Inc.
LIBOR plus 5.0% Secured Debt (Maturity—September 20, 2016)(8)		2,981,250	2,975,289	3,014,789
Henniges Automotive Holdings, Inc.
LIBOR plus 10.0% Secured Debt (Maturity—December 7, 2016)(8)		3,000,000	2,941,308	2,941,308
MLM Holdings, Inc.
LIBOR plus 5.25% Secured Debt (Maturity—December 1, 2016)(8)		6,982,500	6,879,686	6,897,406
MultiPlan, Inc.
LIBOR plus 4.75% Secured Debt (Maturity—August 26, 2017)(8)		3,876,923	3,863,709	3,913,269
Rite Aid Corporation
7.5% Bond (Maturity—March 1, 2017)		2,000,000	1,889,335	1,845,874
SonicWALL, Inc.
LIBOR plus 6.25% Secured Debt (Maturity—August 1, 2016)(8)		1,794,355	1,797,374	1,807,813
Terex Corporation
7.4% Bond (Maturity—January 15, 2014)		2,000,000	2,023,301	2,023,301
Visant Corporation
LIBOR plus 5.25% Secured Debt (Maturity—December 28, 2016)(8)		4,987,500	4,891,963	5,057,003

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Vision Solutions, Inc.
LIBOR plus 6.0% Secured Debt (Maturity—July 23, 2016)(8)		1,925,000	1,612,010	1,631,338
Western Refining Inc.
LIBOR plus 7.5% Secured Debt (Maturity—August 1, 2014)(8)		1,708,883	1,672,628	1,736,654
Wyle Services Corporation
LIBOR plus 4.0% Secured Debt (Maturity—September 10, 2016)(8)		3,989,992	3,964,645	4,003,290
Yankee Cable Acquisition, LLC
LIBOR plus 4.5% Secured Debt (Maturity—August 26, 2016)(8)		3,990,000	3,933,213	3,990,000
Other Marketable Securities and Idle Funds Investments(10)		5,529,450	5,653,480	5,707,855

Subtotal Marketable Securities and Idle Funds Investments			67,970,907	68,752,858

Total Investments, December 31, 2010			$390,826,485	$417,563,932

(1)
Debt investments are generally income producing. Equity and warrants are non-income producing, unless otherwise noted.

(2)
See Note C for summary geographic location of portfolio companies.

(3)
Controlled investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(4)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned.

(5)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(6)
Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(7)
Income producing through dividends or distributions.

(8)
Subject to contractual minimum interest rates.

(9)
Private placement portfolio investment.

(10)
Other Marketable Securities and Idle Funds Investments consist of investments in secured and rated debt investments and diversified bond funds. Other Non-Control/Non-Affiliate investments consist of equity investments in lower middle market companies.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

NOTE A—ORGANIZATION AND BASIS OF PRESENTATION

1.     Organization

        Main Street Capital Corporation ("MSCC") was formed on March 9, 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP ("MSMF") and its general partner, Main Street Mezzanine Management, LLC ("MSMF GP"), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the "Investment Manager"), (iii) raising capital in an initial public offering, which was completed in October 2007 (the "IPO"), and (iv) thereafter operating as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSMF is licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA") and the Investment Manager acts as MSMF's manager and investment adviser. Because the Investment Manager, which employs all of the executive officers and other employees of MSCC, is wholly owned by MSCC, MSCC does not pay any external investment advisory fees but instead incurs the net operating costs associated with employing investment and portfolio management professionals through the Investment Manager. The IPO and related transactions discussed above were consummated in October 2007 and are collectively termed the "Formation Transactions."

        On January 7, 2010, MSCC consummated transactions (the "Exchange Offer") to exchange 1,239,695 shares of its common stock for approximately 88% of the total dollar value of the limited partner interests in Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds"). Pursuant to the terms of the Exchange Offer, 100% of the membership interests in the general partner of MSC II, Main Street Capital II GP, LLC ("MSC II GP"), were also transferred to MSCC for no consideration. MSC II commenced operations in January 2006, is an investment fund that operates as an SBIC and is also managed by the Investment Manager. The Exchange Offer and related transactions, including the transfer of the MSC II GP interests, are collectively termed the "Exchange Offer Transactions" (see Note I).

        MSCC has elected to be treated for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders as dividends.

        MSCC has direct or indirect subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of these entities is to hold certain investments that generate "pass through" income for tax purposes. The Taxable Subsidiaries are each taxed at their normal corporate tax rates based on their taxable income.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its subsidiaries, including MSMF, MSC II, and the Taxable Subsidiaries.

2.     Basis of Presentation

        Main Street's financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). For the three months ended March 31, 2011 and 2010, Main Street's consolidated financial statements include the accounts of MSCC and its consolidated subsidiaries, including the Funds. Portfolio investments, as used herein, refers to all of Main Street's investments in lower middle market ("LMM") portfolio companies, private placement

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NOTE A—ORGANIZATION AND BASIS OF PRESENTATION (Continued)

portfolio investments, and the investment in the Investment Manager and excludes all "Marketable securities and idle funds investments." Private placement portfolio investments include investments made through direct or secondary purchases of interest-bearing securities in companies that are generally larger in size than the LMM companies included as part of Main Street's portfolio investments. The Investment Manager is accounted for as a portfolio investment (see Note D). "Marketable securities and idle funds investments" are classified as financial instruments and are reported separately on Main Street's Consolidated Balance Sheets and Consolidated Schedule of Investments due to the nature of such investments (see Note B.9). Main Street's results of operations and cash flows for the three months ended March 31, 2011 and 2010, and financial position as of March 31, 2011 and December 31, 2010, are presented on a consolidated basis. The effects of all intercompany transactions between Main Street and its consolidated subsidiaries have been eliminated in consolidation. Certain reclassifications have been made to prior period balances to conform with the current financial statement presentation.

        The accompanying unaudited consolidated financial statements of Main Street are presented in conformity with U.S. GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods included herein. The results of operations for the three months ended March 31, 2011 are not necessarily indicative of the operating results to be expected for the full year. Also, the unaudited financial statements and notes should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2010. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

        Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the Audit and Accounting Guide for Investment Companies issued by the American Institute of Certified Public Accountants (the "AICPA Guide"), Main Street is precluded from consolidating portfolio company investments, including those in which it has a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in the AICPA Guide occurs if Main Street owns a controlled operating company that provides all or substantially all of its services directly to Main Street or to an investment company of Main Street. None of the investments made by Main Street qualify for this exception. Therefore, Main Street's portfolio investments are carried on the balance sheet at fair value, as discussed further in Note B, with any adjustments to fair value recognized as "Net Change in Unrealized Appreciation (Depreciation)" on the Statement of Operations until the investment is realized, usually upon exit, resulting in any gain or loss on exit being recognized as a "Net Realized Gain (Loss) from Investments."

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NOTE A—ORGANIZATION AND BASIS OF PRESENTATION (Continued)

  Portfolio Investment Classification

        Main Street classifies its portfolio investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, (a) "Control Investments" are defined as investments in which Main Street owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation, (b) "Affiliate Investments" are defined as investments in which Main Street owns between 5% and 25% of the voting securities, and (c) Non-Control/Non-Affiliate Investments" are defined as investments that are neither Control investments nor Affiliate investments. The "Investment in affiliated Investment Manager" represents Main Street's investment in a wholly owned investment manager subsidiary that is accounted for as a portfolio investment.

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.     Valuation of Portfolio Investments

        Main Street accounts for its LMM portfolio investments, private placement portfolio investments, and the investment in the Investment Manager at fair value. As a result, Main Street follows the provisions of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("Codification" or "ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires Main Street to assume that the portfolio investment is to be sold in the principal market to independent market participants, or in the absence of a principal market, in the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. With the adoption of this statement, Main Street incorporated the income approach to estimate the fair value of its LMM portfolio debt investments principally using a yield-to-maturity model.

        Main Street's portfolio strategy calls for it to invest primarily in illiquid securities issued by private, LMM companies as well as privately placed debt securities issued by private, middle market companies that are generally larger in size than the LMM companies. These portfolio investments may be subject to restrictions on resale and will generally have no established trading market. Main Street determines in good faith the fair value of its portfolio investments pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by its Board of Directors and in accordance with the 1940 Act. Main Street reviews external events, including private mergers, sales and acquisitions involving comparable companies, and includes these events in the valuation process. Main Street's valuation policy and process are intended to provide a consistent basis for determining the fair value of the portfolio.

        For valuation purposes, control investments are composed of equity and debt securities for which Main Street has a controlling interest in the portfolio company or has the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for Main Street's control investments. As a result, Main Street determines the fair value of control investments using a combination of market and income approaches. Under the market approach, Main Street will typically use the enterprise value methodology to determine the fair value of

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NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

these investments. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization ("EBITDA"), cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, Main Street analyzes various factors, including the portfolio company's historical and projected financial results. Main Street allocates the enterprise value to investments in order of the legal priority of the investments. Main Street will also use the income approach to determine the fair value of these securities, based on projections of the discounted future free cash flows that the portfolio company or the debt security will likely generate. The valuation approaches for Main Street's control investments estimate the value of the investment if Main Street were to sell, or exit, the investment, assuming the highest and best use of the investment by market participants. In addition, these valuation approaches consider the value associated with Main Street's ability to control the capital structure of the portfolio company, as well as the timing of a potential exit.

        For valuation purposes, non-control LMM portfolio investments are composed of debt and equity securities for which Main Street does not have a controlling interest in the portfolio company, or the ability to nominate a majority of the portfolio company's board of directors. Market quotations for non-control LMM portfolio investments are generally not readily available. For non-control LMM portfolio investments, Main Street uses a combination of the market and income approaches to value its equity investments and the income approach to value its debt instruments. For non-control LMM debt investments, Main Street determines the fair value primarily using a yield approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Main Street's estimate of the expected repayment date of an LMM debt security is generally the legal maturity date of the instrument, as Main Street generally intends to hold its loans to maturity. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. Main Street will use the value determined by the yield analysis as the fair value for that security; however, because of Main Street's general intent to hold its loans to maturity, the fair value will not exceed the face amount of the LMM debt security. A change in the assumptions that Main Street uses to estimate the fair value of its LMM debt securities using the yield analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or an LMM debt security is in workout status, Main Street may consider other factors in determining the fair value of the LMM debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis.

        Pursuant to its internal valuation process and the requirements under the 1940 Act, Main Street performs valuation procedures on each LMM portfolio company once a quarter. In addition to its internal valuation process, in arriving at estimates of fair value for portfolio companies, Main Street, among other things, consults with a nationally recognized independent advisor. The nationally recognized independent advisor is generally consulted relative to each LMM portfolio investment at least once in every calendar year, and for new LMM portfolio companies, at least once in the

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NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

twelve-month period subsequent to the initial investment. In certain instances, Main Street may determine that it is not cost-effective, and as a result is not in its stockholders' best interest, to consult with the nationally recognized independent advisor on one or more LMM portfolio companies. Such instances include, but are not limited to, situations where the fair value of Main Street's investment in an LMM portfolio company is determined to be insignificant relative to the total investment portfolio. Main Street consulted with its independent advisor in arriving at Main Street's determination of fair value on a total of 11 LMM portfolio companies for the three months ended March 31, 2011, representing approximately 22% of the total LMM portfolio and investment in the affiliated Investment Manager at fair value as of March 31, 2011.

        Main Street's private placement portfolio investments primarily consist of direct or secondary purchases of interest-bearing securities in companies that are generally larger in size than the LMM companies included in Main Street's LMM portfolio. For valuation purposes, all of Main Street's private placement portfolio investments are non-control investments and are composed of debt securities for which Main Street does not have a controlling interest in the portfolio company, or the ability to nominate a majority of the portfolio company's board of directors. Main Street primarily uses observable inputs to determine the fair value of these investments through obtaining third party quotes or other independent pricing. As of March 31, 2011, Main Street had privately placed portfolio investments in 16 companies collectively totaling approximately $75.6 million in fair value with a total cost basis of approximately $72.8 million. The weighted average revenues for the 16 privately placed portfolio company investments was approximately $463 million. All of Main Street's privately placed portfolio investments were in the form of debt investments and 65% of such debt investments at cost were secured by first priority liens on portfolio company assets as of March 31, 2011. The weighted average effective yield on Main Street's privately placed portfolio debt investments was approximately 11.3% as of March 31, 2011.

        Due to the inherent uncertainty in the valuation process, Main Street's estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. Main Street estimates the fair value of each individual investment and records changes in fair value as unrealized appreciation or depreciation.

        Main Street uses a standard internal portfolio investment rating system in connection with its investment oversight, portfolio management/analysis and investment valuation procedures. This system takes into account both quantitative and qualitative factors of the portfolio company and the investments held therein.

        The Board of Directors of Main Street has the final responsibility for reviewing and approving, in good faith, Main Street's estimate of the fair value for its portfolio investments consistent with the 1940 Act requirements. Main Street believes its portfolio investments as of March 31, 2011 and December 31, 2010 approximate fair value as of those dates based on the market in which Main Street operates and other conditions in existence at those reporting periods.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

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NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

2.     Interest and Dividend Income

        Interest and dividend income is recorded on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared or at the point an obligation exists for the portfolio company to make a distribution. In accordance with Main Street's valuation policy, accrued interest and dividend income is evaluated periodically for collectability. When a loan or debt security becomes 90 days or more past due, and if Main Street otherwise does not expect the debtor to be able to service all of its debt or other obligations, Main Street will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security's status significantly improves regarding the debtor's ability to service the debt or other obligations, or if a loan or debt security is fully impaired, sold or written off, it will be removed from non-accrual status.

        While not significant to its total portfolio, Main Street holds debt and preferred equity instruments in its investment portfolio that contain payment-in-kind ("PIK") interest and cumulative dividend provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. Cumulative dividends are recorded as dividend income, and any dividends in arrears are added to the balance of the preferred equity investment. The actual collection of dividends in arrears may be deferred until such time as the preferred equity is redeemed. To maintain RIC tax treatment (as discussed below), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though Main Street may not have collected the PIK interest and cumulative dividends in cash.

        As of March 31, 2011, Main Street had three investments on non-accrual status, which comprised approximately 2.0% of the total portfolio investments at fair value and 4.1% of the total portfolio investments at cost (or 1.6% and 3.3%, respectively with the inclusion of marketable securities and idle funds investments), in each case excluding the investment in the affiliated Investment Manager. As of December 31, 2010, Main Street had two investments on non-accrual status, which comprised approximately 2.6% of the total portfolio investments at fair value and 3.6% of the total portfolio investments at cost (or 2.2% and 3.0%, respectively with the inclusion of marketable securities and idle funds investments) in each case excluding the investment in the affiliated Investment Manager.

3.     Fee Income—Structuring and Advisory Services

        Main Street may periodically provide services, including structuring and advisory services, to its portfolio companies. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are accreted into interest income over the life of the financing.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

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NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

4.     Unearned Income—Debt Origination Fees and Original Issue Discount

        Main Street capitalizes upfront debt origination fees received in connection with financings and reflects such fees as unearned income netted against investments. Main Street will also capitalize and offset direct loan origination costs against the origination fees received. The unearned income from the fees, net of direct debt origination costs, is accreted into interest income based on the effective interest method over the life of the financing.

        In connection with its portfolio debt investments, Main Street sometimes receives nominal cost warrants ("nominal cost equity") that are valued as part of the negotiation process with the particular portfolio company. When Main Street receives nominal cost equity, Main Street allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any discount recorded on a debt investment resulting from this allocation is reflected as unearned income, which is netted against the debt investment, and accreted into interest income based on the effective interest method over the life of the debt.

5.     Share-Based Compensation

        Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, Main Street measures the grant date fair value based upon the market price of its common stock on the date of the grant and amortizes that fair value to share-based compensation expense over the requisite service period or vesting term.

6.     Income Taxes

        MSCC has elected and intends to continue to qualify for the tax treatment applicable to a RIC under the Code, and, among other things, intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, MSCC is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, each year. Depending on the level of taxable income earned in a tax year, MSCC may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income.

        The Taxable Subsidiaries hold certain portfolio investments of Main Street. The Taxable Subsidiaries are consolidated for U.S. GAAP reporting purposes, and the portfolio investments held by them are included in the consolidated financial statements. The Taxable Subsidiaries permit Main Street to hold equity investments in portfolio companies which are "pass through" entities for tax purposes in order to comply with the "source income" requirements contained in the RIC tax provisions. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense, or benefit, as a result of their ownership of certain portfolio investments. This income tax expense, or benefit, is reflected in the consolidated statement of operations.

        The Taxable Subsidiaries use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

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NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

        Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Taxable income generally excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.
7.     Net Realized Gains or Losses from Investments and Net Change in Unrealized Appreciation or Depreciation from Investments

        Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption of an investment and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period net of recoveries and realized gains or losses from in-kind redemptions. Net change in unrealized appreciation or depreciation from investments reflects the net change in the valuation of the investment portfolio and financial instruments and the reclassification of any prior period unrealized appreciation or depreciation on exited investments.

8.     Concentration of Credit Risks

        Main Street places its cash in financial institutions, and, at times, such balances may be in excess of the federally insured limit.

9.     Fair Value of Financial Instruments

        Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Main Street believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, marketable securities, receivables, accounts payable and accrued liabilities approximate the fair values of such items. Marketable securities and idle funds investments generally include investments in certificates of deposit, U.S. government agency securities, intermediate-term secured debt, independently rated debt investments, and diversified bond funds. The fair value determination for these investments under the provisions of ASC 820 primarily consists of Level 2 observable inputs.

        The SBIC debentures remain a strategic advantage due to their flexible structure, long-term duration, and low fixed interest rates. As part of the Exchange Offer Transactions, Main Street elected the fair value option under ASC 825, Financial Instruments ("ASC 825") relating to accounting for debt obligations at their fair value, for those SBIC debentures acquired (the "Acquired Debentures") as part of the acquisition accounting related to the Exchange Offer. In order to provide for a more consistent basis of presentation, Main Street has elected and will continue to elect the fair value option for SBIC debentures issued by MSC II subsequent to the Exchange Offer. Once the fair value option is elected for a given SBIC debenture, the deferred loan costs associated with the debenture are fully expensed in

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

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NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

the current period to "Net Change in Unrealized Appreciation (Depreciation)—SBIC debentures" as part of the fair value adjustment. Interest incurred in connection with SBIC debentures valued at fair value is expensed.

10.   Earnings per Share

        Basic and diluted per share calculations are computed utilizing the weighted average number of shares of common stock outstanding for the period. Main Street adopted the amended guidance in ASC 260, Earnings Per Share, and based on the guidance, determined that unvested shares of restricted stock are participating securities and should therefore be included in the basic earnings per share calculation. As a result, for all periods presented, there is no difference between diluted earnings per share and basic earnings per share amounts.

        As a result of the Exchange Offer Transactions, the net earnings attributable to the remaining externally owned noncontrolling interest in MSC II is excluded from all per share amounts presented, and the per share amounts only reflect the net earnings attributable to Main Street's ownership interest in MSC II.

11.   Recently Issued Accounting Standards

        In January 2010, the FASB issued ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820), Improving Disclosures About Fair Value Measurements ("ASU 2010-06"). ASU 2010-06 adds new requirements for disclosures about transfers into and out of Level 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation, inputs and valuation techniques. ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010. The adoption of ASU 2010-06 did not have a significant impact on Main Street's financial condition and results of operations.

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES

        ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements. Main Street accounts for its investments at fair value.

Fair Value Hierarchy

        In accordance with ASC 820, Main Street has categorized its investments based on the priority of the inputs to the valuation technique, into a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical investments (Level 1) and the lowest priority to unobservable inputs (Level 3).

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NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

        Investments recorded on Main Street's balance sheet are categorized based on the inputs to the valuation techniques as follows:

          Level 1—Investments whose values are based on unadjusted quoted prices for identical assets in an active market that Main Street has the ability to access (examples include investments in active exchange-traded equity securities and investments in most U.S. government and agency securities).

          Level 2—Investments whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the investment. Level 2 inputs include the following:

    •
    Quoted prices for similar assets in active markets (for example, investments in restricted stock);

    •
    Quoted prices for identical or similar assets in non-active markets (for example, investments in thinly traded public companies);

    •
    Pricing models whose inputs are observable for substantially the full term of the investment (for example, market interest rate indices); and

    •
    Pricing models whose inputs are derived principally from, or corroborated by, observable market data through correlation or other means for substantially the full term of the investment.

          Level 3—Investments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management's own assumptions about the assumptions a market participant would use in pricing the investment (for example, investments in illiquid securities issued by private companies).

        As required by ASC 820, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, gains and losses for such investments categorized within the Level 3 table below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3). Main Street conducts reviews of fair value hierarchy classifications on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain investments.

        As of March 31, 2011 and December 31, 2010, all of Main Street's private placement portfolio investments and marketable securities and idle funds investments consisted primarily of investments in debt investments, independently rated debt investments, certificates of deposit, and diversified bond funds. The fair value determination for these investments primarily consisted of observable inputs in non-active markets. As a result, all of Main Street's private placement portfolio investments and marketable securities and idle funds investments were categorized as Level 2 as of March 31, 2011 and December 31, 2010.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

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NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

        As of March 31, 2011 and December 31, 2010, all of Main Street's LMM portfolio investments consisted of illiquid securities issued by private companies. The fair value determination for these investments primarily consisted of unobservable inputs. As a result, all of Main Street's LMM portfolio investments were categorized as Level 3. The fair value determination of each portfolio investment required one or more of the following unobservable inputs:

  •
  Financial information obtained from each portfolio company, including unaudited statements of operations and balance sheets for the most recent period available as compared to budgeted numbers;

  •
  Current and projected financial condition of the portfolio company;

  •
  Current and projected ability of the portfolio company to service its debt obligations;

  •
  Type and amount of collateral, if any, underlying the investment;

  •
  Current financial ratios (e.g., fixed charge coverage ratio, interest coverage ratio, and net debt/EBITDA ratio) applicable to the investment;

  •
  Current liquidity of the investment and related financial ratios (e.g., current ratio and quick ratio);

  •
  Pending debt or capital restructuring of the portfolio company;

  •
  Projected operating results of the portfolio company;

  •
  Current information regarding any offers to purchase the investment;

  •
  Current ability of the portfolio company to raise any additional financing as needed;

  •
  Changes in the economic environment which may have a material impact on the operating results of the portfolio company;

  •
  Internal occurrences that may have an impact (both positive and negative) on the operating performance of the portfolio company;

  •
  Qualitative assessment of key management;

  •
  Contractual rights, obligations or restrictions associated with the investment; and

  •
  Other factors deemed relevant.

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NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

        The following table provides a summary of changes in fair value of Main Street's Level 3 portfolio investments for the three months ended March 31, 2011:

Type of Investment	December 31, 2010 Fair Value	Accretion of Unearned Income	Redemptions/ Repayments/ Exits(1)	New Investments(1)	Net Unrealized Appreciation (Depreciation)	March 31, 2011 Fair Value
Debt	$183,894,069	$321,701	$(3,627,171)	$23,397,900	$(2,330,709)	$201,655,790
Equity	61,201,721	—	—	8,079,678	5,305,000	74,586,399
Equity warrants	25,080,963	—	—	2,531,143	340,000	27,952,106
Investment Manager	2,051,655	—	—	—	(41,306)	2,010,349

	$272,228,408	$321,701	$(3,627,171)	$34,008,721	$3,272,985	$306,204,644

(1)
Includes the impact of non-cash conversions

        The following table provides a summary of changes in fair value of the Level 3 SBIC Debentures recorded at fair value for the three months ended March 31, 2011:

Type of Investment	December 31, 2010 Fair Value	Repayments	New SBIC Debentures	Net Unrealized (Appreciation) Depreciation	March 31, 2011 Fair Value
SBIC Debentures at fair value	$70,557,975	$—	$—	$(38,632)	$70,519,343

        At March 31, 2011 and December 31, 2010, Main Street's investments and SBIC Debentures at fair value were categorized as follows in the fair value hierarchy for ASC 820 purposes:

		Fair Value Measurements
At March 31, 2011	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
LMM portfolio investments	$314,913,838	$—	$10,719,543	$304,194,295
Private placement portfolio investments	75,602,268	—	75,602,268	—
Investment in affiliated Investment Manager	2,010,349	—	—	2,010,349

Total portfolio investments	392,526,455	—	86,321,811	306,204,644
Marketable securities and idle funds investments	98,751,072	—	98,751,072	—

Total investments	$491,277,527	$—	$185,072,883	$306,204,644

SBIC Debentures at fair value	$70,519,343	$—	$—	$70,519,343

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

		Fair Value Measurements
At December 31, 2010	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
LMM portfolio investments	$279,619,629	$—	$9,442,876	$270,176,753
Private placement portfolio investments	67,139,790	—	67,139,790	—
Investment in affiliated Investment Manager	2,051,655	—	—	2,051,655

Total portfolio investments	348,811,074	—	76,582,666	272,228,408
Marketable securities and idle funds investments	68,752,858	—	68,752,858	—

Total investments	$417,563,932	$—	$145,335,524	$272,228,408

SBIC Debentures at fair value	$70,557,975	$—	$—	$70,557,975

        For the three months ended March 31, 2011, there were no transfers within the three fair value hierarchy levels.

LMM Portfolio Investments

        Main Street's LMM portfolio investments principally consist of secured debt, equity warrants and direct equity investments in privately held, LMM companies. The LMM debt investments are secured by either a first or second lien on the assets of the portfolio company, generally bear interest at fixed rates, and generally mature between five and seven years from the original investment date. In most LMM portfolio companies, Main Street also receives nominally priced equity warrants and/or makes direct equity investments, usually in connection with a debt investment.

        Investment income, consisting of interest, dividends and fees, can fluctuate dramatically due to various factors, including repayment of a debt investment or sale of an equity interest. Revenue recognition in any given year could be highly concentrated among several portfolio companies. For the three months ended March 31, 2011 and 2010, Main Street did not record investment income from any portfolio company in excess of 10% of total investment income.

        As of March 31, 2011, Main Street had debt and equity investments in 48 LMM portfolio companies with an aggregate fair value of $314.9 million and a weighted average effective yield on its LMM debt investments of approximately 14.6%. Approximately 76% of Main Street's total LMM portfolio investments at cost were in the form of debt investments and 92% of such debt investments at cost were secured by first priority liens on the assets of Main Street's LMM portfolio companies as of March 31, 2011. At March 31, 2011, Main Street had equity ownership in approximately 92% of its LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 34%. As of December 31, 2010, Main Street had debt and equity investments in 44 LMM portfolio companies with an aggregate fair value of $279.6 million and a weighted average effective yield on its LMM debt investments of approximately 14.5%. The weighted average yields were computed using the effective interest rates for all debt investments at March 31, 2011 and

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

December 31, 2010, including amortization of deferred debt origination fees and accretion of original issue discount but excluding liquidation fees payable upon repayment and any debt investments on non-accrual status.

        Summaries of the composition of Main Street's LMM investment portfolio at cost and fair value as a percentage of total LMM portfolio investments are shown in the following table:

Cost:	March 31, 2011	December 31, 2010
First lien debt	70.2%	70.6%
Equity	18.9%	17.7%
Second lien debt	6.0%	6.7%
Equity warrants	4.9%	5.0%

	100.0%	100.0%

Fair Value:	March 31, 2011	December 31, 2010
First lien debt	61.6%	62.6%
Equity	24.2%	21.9%
Second lien debt	5.7%	6.5%
Equity warrants	8.5%	9.0%

	100.0%	100.0%

        The following table shows the LMM portfolio composition by geographic region of the United States at cost and fair value as a percentage of total LMM portfolio investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

Cost:	March 31, 2011	December 31, 2010
Southwest	52.2%	50.5%
West	29.8%	29.3%
Southeast	6.4%	7.0%
Midwest	6.3%	7.2%
Northeast	5.3%	6.0%

	100.0%	100.0%

Fair Value:	March 31, 2011	December 31, 2010
Southwest	53.7%	51.8%
West	28.5%	28.4%
Southeast	5.8%	6.4%
Midwest	6.4%	7.2%
Northeast	5.6%	6.2%

	100.0%	100.0%

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

        Main Street's LMM portfolio investments are in companies conducting business in a variety of industries. Set forth below are tables showing the composition of Main Street's LMM portfolio investments by industry at cost and fair value as of March 31, 2011 and December 31, 2010:

Cost:	March 31, 2011	December 31, 2010
Professional services	13.5%	15.4%
Media/Marketing	8.9%	6.6%
Information services	8.6%	7.8%
Equipment rental	7.7%	8.4%
Retail	6.7%	7.4%
Industrial equipment	6.3%	7.2%
Metal fabrication	5.6%	6.3%
Industrial services	5.2%	7.2%
Electronics manufacturing	4.7%	5.2%
Health care services	4.7%	5.0%
Energy Services	4.1%	0.0%
Precast concrete manufacturing	4.0%	4.4%
Transportation/Logistics	3.0%	1.3%
Restaurant	2.9%	3.3%
Custom wood products	2.7%	3.0%
Agricultural services	2.5%	2.8%
Consumer Products	2.3%	2.6%
Manufacturing	2.1%	2.4%
Infrastructure products	2.0%	0.7%
Governmental services	1.5%	1.8%
Health care products	1.0%	1.2%

	100.0%	100.0%

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

Fair Value:	March 31, 2011	December 31, 2010
Professional services	11.6%	14.3%
Information services	10.2%	8.5%
Media/Marketing	8.0%	5.9%
Equipment rental	6.7%	7.3%
Health care services	6.7%	7.1%
Industrial services	6.2%	7.8%
Retail	6.1%	6.6%
Metal fabrication	6.1%	6.5%
Industrial equipment	5.6%	6.3%
Precast concrete manufacturing	4.3%	4.9%
Electronics manufacturing	4.0%	5.0%
Energy Services	3.7%	0.0%
Transportation/Logistics	3.5%	1.8%
Restaurant	3.4%	3.7%
Agricultural services	3.2%	3.3%
Custom wood products	2.6%	3.0%
Manufacturing	2.4%	2.7%
Consumer Products	1.9%	2.3%
Governmental services	1.6%	1.8%
Infrastructure products	1.3%	0.1%
Health care products	0.9%	1.1%

	100.0%	100.0%

        At March 31, 2011 and December 31, 2010, Main Street had no investments that were greater than 10% of its total investment portfolio at fair value.

NOTE D—WHOLLY OWNED INVESTMENT MANAGER

        As part of the Formation Transactions, the Investment Manager became a wholly owned subsidiary of MSCC. However, the Investment Manager is accounted for as a portfolio investment, since the Investment Manager is not an investment company and since it conducts a significant portion of its investment management activities for parties outside of MSCC and its consolidated subsidiaries. The Investment Manager receives recurring investment management fees from MSC II pursuant to a separate investment advisory agreement. The payments due under the investment advisory agreement were fixed at $3.3 million per year, paid quarterly, until September 30, 2010. Subsequent to September 30, 2010, under the investment advisory agreement, MSC II is obligated to pay a 2% annualized management fee based upon MSC II assets under management. Subsequent to the closing of the Exchange Offer, the investment in the Investment Manager was reduced to reflect the remaining pro rata portion of the MSC II management fees that were not acquired by MSCC. The Investment Manager also receives certain management, consulting and advisory fees for providing these services to third parties, and collectively with the MSC II management fees attributable to the remaining noncontrolling interest in MSC II, the "External Services." The portfolio investment in the Investment Manager is accounted for using fair value accounting, with the fair value determined by Main Street

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE D—WHOLLY OWNED INVESTMENT MANAGER (Continued)

and approved, in good faith, by Main Street's Board of Directors, based on the same valuation methodologies applied to determine the original valuation. The valuation for the Investment Manager is based on the total estimated present value of the net cash flows received for the External Services, over the estimated dollar averaged life of the related investment management, advisory or consulting contract, and is also based on comparable public market transactions. The net cash flows utilized in the valuation of the Investment Manager exclude any revenues and expenses from MSCC and its subsidiaries, but include the revenues attributable to External Services, and are reduced by an estimated allocation of costs related to providing such External Services. Any change in fair value of the investment in the Investment Manager is recognized on Main Street's statement of operations as "Unrealized appreciation (depreciation) in Investment in affiliated Investment Manager," with a corresponding increase (in the case of appreciation) or decrease (in the case of depreciation) to "Investment in affiliated Investment Manager" on Main Street's balance sheet. As part of the Exchange Offer Transactions, the investment in the Investment Manager was reduced $13.7 million and recorded against "Additional paid-in capital" as an adjustment to the original valuation recorded as part of the Formation Transactions. Main Street believes that the valuation for the Investment Manager will generally decrease over the life of the investment management, advisory and consulting contracts attributable to third parties, absent obtaining additional recurring cash flows from performing External Services for other external investment entities or other third parties.

        The Investment Manager has elected, for tax purposes, to be treated as a taxable entity and is taxed at normal corporate tax rates based on its taxable income. The taxable income of the Investment Manager may differ from its book income due to temporary book and tax timing differences, as well as permanent differences. The Investment Manager provides for any current taxes payable and deferred tax items in its separate financial statements.

        MSCC has a support services agreement with the Investment Manager that is structured to provide reimbursement to the Investment Manager for any personnel, administrative and other costs it incurs in conducting its operational and investment management activities in excess of the fees received for providing management advisory services. As a wholly owned subsidiary of MSCC, the Investment Manager manages the day-to-day operational and investment activities of MSCC and its subsidiaries. The Investment Manager pays personnel and other administrative expenses, except those specifically required to be borne by MSCC which principally include direct costs that are specific to MSCC's status as a publicly traded entity. The expenses paid by the Investment Manager include the cost of salaries and related benefits, rent, equipment and other administrative costs required for day-to-day operations.

        Pursuant to the support services agreement with MSCC, the Investment Manager is reimbursed by MSCC for its excess operating expenses associated with providing investment management and other services to MSCC and its subsidiaries, as well as third parties. Each quarter, as part of the support services agreement, MSCC makes payments to cover all operating expenses incurred by the Investment Manager, less fees that the Investment Manager receives pursuant to long-term investment advisory agreements and consulting agreements. Subsequent to the consolidation of MSC II in connection with the Exchange Offer, the management fees paid by MSC II to the Investment Manager are now included in "Expenses reimbursed to affiliated Investment Manager" on the statements of operations along with any additional net costs reimbursed by MSCC to the Investment Manager pursuant to the support services agreement. For the three months ended March 31, 2011 and 2010, the expenses reimbursed by MSCC and management fees paid by MSC II to the Investment Manager totaled $2.1 million and $1.2 million, respectively.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE D—WHOLLY OWNED INVESTMENT MANAGER (Continued)

        In its separate stand-alone financial statements as summarized below, the Investment Manager recognized an $18 million intangible asset related to the investment advisory agreement with MSC II consistent with Staff Accounting Bulletin No. 54, Application of "Pushdown" Basis of Accounting in Financial Statements of Subsidiaries Acquired by Purchase ("SAB 54"). Under SAB 54, push-down accounting is required in "purchase transactions that result in an entity becoming substantially wholly owned." In this case, MSCC acquired 100% of the equity interests in the Investment Manager. Because the $18 million value attributed to MSCC's investment in the Investment Manager was derived from the long-term, recurring management fees under the investment advisory agreement with MSC II, the same methodology used to determine the $18 million valuation of the Investment Manager in connection with the Formation Transaction was utilized to establish the push-down accounting basis for the intangible asset. The intangible asset is being amortized over the estimated economic life of the investment advisory agreement with MSC II. For the three months ended March 31, 2011 and 2010, the Investment Manager recognized $0.3 million of amortization expense in each respective period associated with the intangible asset. Amortization expense is not included in the expenses reimbursed by MSCC to the Investment Manager based upon the support services agreement since it is non-cash and non-operating in nature.

        Summarized financial information from the separate financial statements of the Investment Manager is as follows:

	As of March 31, 2011	As of December 31, 2010
	(Unaudited)
Cash	$—	$191,645
Accounts receivable	55,899	75,501
Accounts receivable—MSCC	1,168,697	15,124
Intangible asset (net of accumulated amortization of $3,495,903 and $3,209,740 as of March 31, 2011 and December 31, 2010, respectively)	14,504,097	14,790,260
Deposits and other	161,970	139,244

Total assets	$15,890,663	$15,211,774

Accounts payable and accrued liabilities	$1,531,138	$566,087
Equity	14,359,525	14,645,687

Total liabilities and equity	$15,890,663	$15,211,774

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE D—WHOLLY OWNED INVESTMENT MANAGER (Continued)

	Three Months Ended March 31,
	2011	2010
	(Unaudited)
Management fee income from Main Street Capital II	$509,679	$831,300
Other management advisory fees	45,000	97,595

Total income	554,679	928,895
Salaries, benefits and other personnel costs	(1,801,777)	(953,290)
Occupancy expense	(80,615)	(80,897)
Professional expenses	(66,183)	(12,727)
Amortization expense—intangible asset	(286,163)	(262,534)
Other expenses	(226,231)	(202,868)
Expense reimbursement from MSCC	1,620,127	320,887

Total net expenses	(840,842)	(1,191,429)

Net income	$(286,163)	$(262,534)

NOTE E—SBIC DEBENTURES

        SBIC debentures payable at March 31, 2011 and December 31, 2010 were $210 million and $180 million, respectively. SBIC debentures provide for interest to be paid semi-annually, with principal due at the applicable 10-year maturity date. The weighted average interest rate as of March 31, 2011 and December 31, 2010 was 5.1% and 5.2%, respectively. The first principal maturity due under the existing SBIC debentures is in 2013, and the weighted average duration is approximately 7.3 years. For the three months ended March 31, 2011, Main Street recognized $2.5 million in interest expense attributable to the SBIC debentures. In accordance with SBA regulations, the Funds are precluded from incurring additional non-SBIC debt without the prior approval of the SBA. The Funds are subject to annual compliance examinations by the SBA. There have been no historical findings resulting from these examinations.

        As of March 31, 2011, the recorded value of the SBIC debentures was $185.5 million which consisted of (i) $70.5 million recorded at fair value, or $24.5 million less than the face value of these SBIC debentures held in MSC II, and (ii) $115 million reported at face value and held in MSMF, the SBIC that was owned by Main Street prior to the Exchange Offer. As of March 31, 2011, had Main Street adopted the fair value option under ASC 825 for all of its SBIC debentures, Main Street estimates the fair value of its SBIC debentures would be approximately $158.3 million, or $51.7 million less than the face value of the SBIC debentures.

NOTE F—CREDIT FACILITY

        In September 2010, Main Street entered into an $85 million, three-year credit facility (the "Credit Facility") with a group of bank lenders, and in January 2011, Main Street expanded the Credit Facility from $85 million to $100 million. The purpose of the Credit Facility is to provide additional liquidity in support of future investment and operational activities. The Credit Facility will mature on September 20, 2013. The accordion feature of the Credit Facility allows Main Street to seek up to

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE F—CREDIT FACILITY (Continued)

$150 million of total commitments from new or existing lenders on the same terms and conditions as the existing commitments. Borrowings under the Credit Facility bear interest, subject to Main Street's election, on a per annum basis equal to (i) the applicable LIBOR rate plus 2.50% or (ii) the applicable base rate plus 1.50%. Main Street pays unused commitment fees of 0.375% per annum on the average unused lender commitments under the Credit Facility. The Credit Facility is secured by a first lien on the assets of MSCC and its subsidiaries, excluding the assets of the Funds. The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining an interest coverage ratio of at least 2.0 to 1.0, (ii) maintaining an asset coverage ratio of at least 2.5 to 1.0, and (iii) maintaining a minimum tangible net worth. At March 31, 2011, Main Street had $15.0 million in borrowings outstanding under the Credit Facility and recognized $0.4 million in interest expense for the three months ended March 31, 2011 related to the Credit Facility. As of March 31, 2011, Main Street was in compliance with all financial covenants of the Credit Facility.

NOTE G—FINANCIAL HIGHLIGHTS

	Three Months Ended March 31,
Per Share Data:	2011	2010
Net asset value at beginning of period	$13.06	$11.96
Net investment income(1)(3)	0.38	0.22
Net realized loss from investments(1)(2)(3)	—	(0.28)
Net change in unrealized appreciation(1)(2)(3)	0.22	0.37
Income tax (provision) benefit(1)(2)(3)	(0.06)	(0.02)
Bargain purchase gain(1)	—	0.34

Net increase in net assets resulting from operations(1)	0.54	0.63
Net decrease in net assets from dividends paid to stockholders	(0.38)	(0.38)
Impact of monthly dividend declared as of March 31, 2011 and 2010 but paid on April 15, 2011 and 2010	(0.13)	(0.13)
Accretive effect of public stock offerings (issuing shares above NAV per share)	0.76	0.47
Accretive effect of Exchange Offer	—	0.37
Adjustment to investment in Investment Manager in connection with Exchange Offer Transactions	—	(0.91)
Accretive effect of DRIP issuance (issuing shares above NAV per share)	0.03	0.02
Other(4)	0.02	(0.08)

Net asset value at March 31, 2011 and 2010	$13.90	$11.95

Market value at March 31, 2011 and 2010	$18.45	$15.61
Shares outstanding at March 31, 2011 and 2010	22,947,566	15,082,742

(1)
Based on weighted average number of common shares outstanding for the period.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE G—FINANCIAL HIGHLIGHTS (Continued)

(2)
Net realized gains or losses, net change in unrealized appreciation or depreciation, and income taxes can fluctuate significantly from period to period.

(3)
Per share amounts are net of the earnings attributable to MSC II noncontrolling interest.

(4)
Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

	Three Months Ended March 31,
	2011	2010
Net asset value at end of period	$319,012,215	$180,248,021
Average net asset value	$282,273,430	$154,954,076
Average outstanding debt	$241,488,889	$100,023,333
Ratio of total expenses, excluding interest expense, to average net asset value(1)	1.07%	1.14%
Ratio of total expenses to average net asset value(1)	2.05%	2.35%
Ratio of net investment income to average net asset value(1)	2.56%	2.03%
Total return based on change in net asset value(2)	4.20%	3.21%

(1)
Not annualized.

(2)
Total return based on change in net asset value was calculated using the sum of ending net asset value plus dividends to stockholders and other non-operating changes during the period, as divided by the beginning net asset value.

NOTE H—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME

        Main Street paid monthly dividends of $0.125 per share for each month of January 2011 through March 2011, totaling $7.1 million, or $0.375 per share, for the three month period. During March 2011, Main Street declared and accrued a $0.13 per share monthly dividend to be paid in April 2011. For the three months ended March 31, 2010, Main Street paid total monthly dividends of approximately $5.1 million, or $0.375 per share, for the period.

        The determination of the tax attributes for Main Street's distributions is made annually, based upon its taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of distributions for a full year. Ordinary dividend distributions from a RIC do not qualify for the 15% maximum tax rate on dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations. The tax attributes for dividends will generally include both ordinary income and capital gains but may also include qualified dividends or return of capital.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE H—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME (Continued)

        MSCC has elected to be treated for federal income tax purposes as a RIC. As a RIC, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that MSCC distributes to its stockholders as dividends. MSCC must generally distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. As part of maintaining RIC status, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of the federal income tax return for the prior year.

        The Taxable Subsidiaries hold certain portfolio investments for Main Street. The Taxable Subsidiaries are consolidated with Main Street for financial reporting purposes, and the portfolio investments held by the Taxable Subsidiaries are included in Main Street's consolidated financial statements. The principal purpose of the Taxable Subsidiaries is to permit Main Street to hold equity investments in portfolio companies which are "pass through" entities for tax purposes in order to comply with the "source income" requirements contained in the RIC tax provisions of the Code. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense or income tax benefit as a result of their ownership of various portfolio investments. This income tax expense or benefit, if any, is reflected in Main Street's Consolidated Statement of Operations. For the three months ended March 31, 2011, Main Street recognized an income tax provision of $1.2 million primarily consisting of deferred tax expense related to net unrealized appreciation on certain portfolio investments held by the Taxable Subsidiaries.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE H—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME (Continued)

        Listed below is a reconciliation of "Net increase in net assets resulting from operations" to taxable income and to total distributions declared to common stockholders for the three months ended March 31, 2011 and 2010.

	Three Months Ended March 31,
	2011	2010
	(estimated)
Net increase in net assets resulting from operations	$10,322,730	$9,169,881
Share-based compensation expense	442,897	301,458
Net change in unrealized appreciation on investments	(4,130,653)	(5,504,077)
Bargain purchase gain	—	(4,890,582)
Income tax provision	1,200,405	384,574
Pre-tax book loss of Taxable Subsidiaries not consolidated for tax purposes	135,007	3,761,575
Book income and tax income differences, including debt origination, structuring fees, dividends, and realized gains	3,774,199	(130,477)

Estimated taxable income	11,744,585	3,092,352
Taxable income earned in prior year and carried forward for distribution in current year	—	848,452
Estimated distribution in excess of taxable income	—	1,167,630
Ordinary taxable income earned in current period and carried forward for distribution	(4,679,754)	—
Dividend accrued as of March 31, 2011 and 2010 and paid on April 15, 2011 and 2010	2,983,184	1,885,343

Total distributions to common stockholders	$10,048,015	$6,993,777

        The net deferred tax asset at March 31, 2011 and December 31, 2010 was $0.8 million and $2.0 million, respectively, and primarily related to timing differences from recognition of unrealized and realized depreciation, partially offset by unrealized appreciation, from debt and equity investments in portfolio investments as well as timing differences from taxable income from equity investments in portfolio companies which are "pass through" entities for tax purposes. Management believes that the realization of the deferred tax asset is more likely than not based on expectations as to future taxable income and scheduled reversals of temporary differences. Accordingly, Main Street did not record a valuation allowance related to its deferred tax asset at March 31, 2011.

NOTE I—EXCHANGE OFFER

        On January 7, 2010, MSCC consummated the Exchange Offer to exchange 1,239,695 shares (the "Exchange Shares") of its common stock for approximately 88% of the total dollar value of the limited partner interests in MSC II. Pursuant to the terms of the Exchange Offer, 100% of the membership interests in MSC II GP were also transferred to MSCC for no consideration. MSC II commenced operations in January 2006, is an investment fund that operates as an SBIC and is managed by the

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE I—EXCHANGE OFFER (Continued)

Investment Manager. The Exchange Offer was applicable to all MSC II limited partner interests except for any limited partner interests owned by affiliates of MSCC, including any limited partner interests owned by officers or directors of MSCC. The Exchange Offer was formally approved by the SBA prior to closing. An approximately 12% minority ownership in the total dollar value of the MSC II limited partnership interests remains outstanding, including approximately 5% owned by affiliates of MSCC.

        The Exchange Offer was accounted for under the acquisition method of accounting in accordance with ASC 805. Accordingly, the purchase price was preliminarily allocated to the acquired assets and liabilities based on their estimated fair values at the Exchange Offer acquisition date as summarized in the following table. The fair value of the MSC II net assets acquired exceeded the fair value of the stock consideration issued, resulting in a bargain purchase gain that was recorded by Main Street in the period that the Exchange Offer was completed.

Value of the stock consideration issued for limited partner interests acquired	$19,934,296 (1)
Fair value of noncontrolling limited partner interests	3,396,005 (2)

Total stock consideration and noncontrolling interest value	23,330,301
Fair value of MSC II assets and liabilities on January 7, 2010:
Cash	2,489,920
Debt investments acquired at fair value	64,925,164
Equity investments acquired at fair value	14,930,614
Other assets	808,560
SBIC debentures at fair value	(53,139,092)
Deferred tax liability assumed	(82,827)
Other liabilities	(1,519,608)

Total fair value of MSC II net assets	28,412,731

Bargain purchase gain	5,082,430
Transaction costs associated with the Exchange Offer	(191,848)

Bargain purchase gain, net of transaction costs	$4,890,582

(1)
The value of the shares of common stock exchanged for a majority of MSC II limited partner interests was based upon the closing price of Main Street's common stock at January 7, 2010, the closing date of the Exchange Offer.

(2)
The fair value of the noncontrolling limited partner interests was based on the noncontrolling interests' share in the total fair value of MSC II net assets at January 7, 2010.

        Consummation of the Exchange Offer Transactions provided Main Street with access to additional long-term, low-cost leverage capacity through the SBIC program. The American Recovery and Reinvestment Act of 2009 enacted in February 2009 (the "Stimulus Bill") increased the maximum amount of combined SBIC leverage (or SBIC leverage cap) to $225 million for affiliated SBIC funds

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE I—EXCHANGE OFFER (Continued)

from the previous SBIC leverage cap of approximately $137 million. Since the increase in the SBIC leverage cap applies to affiliated SBIC funds, Main Street is required to allocate such increased borrowing capacity between MSMF and MSC II. Main Street currently has access to an incremental $15 million in SBIC leverage capacity, subject to the required capitalization of each of the Funds, in addition to the $210 million of existing SBIC leverage at the Funds.

NOTE J—COMMON STOCK

        In March 2011, Main Street completed a public stock offering of 4,025,000 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $18.35 per share, resulting in total net proceeds of approximately $70.3 million, after deducting underwriters' commissions and offering costs.

        In August 2010, Main Street completed a public stock offering of 3,220,000 shares of common stock, including the underwriters' exercise of the over-allotment option, at a price to the public of $15.00 per share, resulting in total net proceeds of approximately $45.8 million, after deducting underwriters' commissions and offering costs.

        In January 2010, Main Street completed a public stock offering of 2,875,000 shares of common stock, including the underwriters' exercise of the over-allotment option, at a price to the public of $14.75 per share, resulting in total net proceeds of approximately $40.1 million, after deducting underwriters' commissions and offering costs.

NOTE K—DIVIDEND REINVESTMENT PLAN ("DRIP")

        Main Street's DRIP provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if Main Street declares a cash dividend, the company's stockholders who have not "opted out" of the DRIP by the dividend record date will have their cash dividend automatically reinvested into additional shares of MSCC common stock. Main Street has the option to satisfy the share requirements of the DRIP through the issuance of shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares will be valued based upon the final closing price of MSCC's common stock on the valuation date determined for each dividend by Main Street's Board of Directors. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator, before any associated brokerage or other costs. Main Street's DRIP is administered by its transfer agent on behalf of Main Street's record holders and participating brokerage firms. Brokerage firms and other financial intermediaries may decide not to participate in Main Street's DRIP but may provide a similar dividend reinvestment plan.

        For the three months ended March 31, 2011, $2.4 million of the total $7.1 million in dividends paid to stockholders represented DRIP participation. During this period, Main Street satisfied the DRIP participation requirements with the issuance of 125,122 newly issued shares. For the three months ended March 31, 2010, $1.8 million of the total $5.1 million in dividends paid to stockholders represented DRIP participation. During this period, Main Street satisfied the DRIP participation

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE K—DIVIDEND REINVESTMENT PLAN ("DRIP") (Continued)

requirements with the issuance of 125,600 newly issued shares. The shares disclosed above relate only to Main Street's DRIP and exclude any activity related to broker-managed dividend reinvestment plans.

NOTE L—SHARE-BASED COMPENSATION

        Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, Main Street measured the grant date fair value based upon the market price of its common stock on the date of the grant and will amortize this fair value to share-based compensation expense over the requisite service period or vesting term.

        On July 1, 2010, Main Street's Board of Directors approved the issuance of 149,357 shares of restricted stock to Main Street employees pursuant to the Main Street Capital Corporation 2008 Equity Incentive Plan. These shares will vest over a four-year period from the grant date and will be expensed over the four-year service period starting on the grant date. On July 1, 2009, Main Street's Board of Directors approved the issuance of 99,312 shares of restricted stock to Main Street employees pursuant to the Main Street Capital Corporation 2008 Equity Incentive Plan. These shares are vesting over a four-year period from the grant date and are being expensed over the four-year service period starting on the grant date. As of March 31, 2011, there were 1,506,005 shares of restricted stock available for issuance to employees under the Main Street Capital Corporation 2008 Equity Incentive Plan.

        On July 1, 2010, a total of 7,920 shares of restricted stock were issued to Main Street's independent directors pursuant to the Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan. These shares will vest on the day immediately preceding Main Street's 2011 annual meeting of stockholders and are being expensed over a one-year service period starting on the grant date. On July 1, 2009, a total of 8,512 shares of restricted stock were issued to Main Street's independent directors pursuant to the Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan. These shares vested on the day immediately preceding Main Street's June 2010 annual meeting of stockholders and were expensed over a one-year service period starting on the grant date. As of March 31, 2011, there were 163,568 shares of restricted stock available for issuance to non-employee directors under the Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan.

        For the three months ended March 31, 2011 and 2010, Main Street recognized total share-based compensation expense of $0.4 million and $0.3 million, respectively, related to the restricted stock issued to Main Street employees and independent directors.

        As of March 31, 2011, there was $3.6 million of total unrecognized compensation expense related to Main Street's non-vested restricted shares. This compensation expense is expected to be recognized over a weighted-average period of approximately 2.5 years.

NOTE M—COMMITMENTS

        At March 31, 2011, Main Street had seven outstanding commitments to fund unused revolving loans for up to $20.0 million in total.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE N—SUPPLEMENTAL CASH FLOW DISCLOSURES

        Listed below are the supplemental cash flow disclosures for the three months ended March 31, 2011 and 2010:

	Three Months Ended March 31,
	2011	2010
Interest paid	$5,088,882	$3,671,670
Taxes paid	$79,322	$78,499
Non-cash financing activities:
Shares issued in connection with the MSC II Exchange Offer	$—	$19,934,296
Shares issued pursuant to the DRIP	$2,410,052	$1,849,328

NOTE O—RELATED PARTY TRANSACTIONS

        As discussed further in Note D to the accompanying consolidated financial statements, subsequent to the completion of the Formation Transactions, the Investment Manager is a wholly owned portfolio company of MSCC. At March 31, 2011, the Investment Manager had a receivable of $1.2 million due from MSCC related to operating expenses incurred by the Investment Manager required to support Main Street's business.

NOTE P—SUBSEQUENT EVENTS

        During April 2011, Main Street completed an LMM portfolio investment in OnAsset Intelligence, Inc. ("OnAsset"). Main Street's initial $3.0 million investment in OnAsset, coupled with a co-investor's $3.0 million investment, is part of a $10.0 million total investment facility. Main Street's investment represents a combination of debt and equity capital invested in the company in order to support the refinancing of existing debt, as well as to provide additional financing for future growth. OnAsset is an end-to-end service provider for complex, sensor-based machine-to-machine supply chain applications and GPS tracking solutions. Its enterprise-grade monitoring and tracking platform helps companies create transparent supply chains to drive business value and mitigate risks. The company is headquartered in Irving, Texas.

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders' of
Main Street Capital Corporation

       We have audited the accompanying consolidated balance sheets of Main Street Capital Corporation (a Maryland corporation), including the consolidated schedule of investments, as of December 31, 2010 and 2009 and the related consolidated statements of operations, changes in net assets and cash flows and the consolidated financial highlights (see Note H) for each of the three years in the period ended December 31, 2010. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 2010 and 2009, and confirmation of securities not held by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Main Street Capital Corporation as of December 31, 2010 and 2009 and the consolidated results of their operations, changes in net assets, cash flows and financial highlights for each of the three years in the period ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

       We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Main Street Capital Corporation's internal control over financial reporting as of December 31, 2010, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated March 11, 2011, expressed an unqualified opinion on the effectiveness of the Company's internal control over financial reporting.

/s/ GRANT THORNTON LLP

Houston, Texas
March 11, 2011

MAIN STREET CAPITAL CORPORATION

Consolidated Balance Sheets

	December 31, 2010	December 31, 2009
ASSETS
Portfolio investments at fair value:
Control investments (cost: $161,009,443 and $59,544,719 as of December 31, 2010 and 2009, respectively)	$174,596,394	$66,400,667
Affiliate investments (cost: $65,650,789 and $39,252,445 as of December 31, 2010 and 2009, respectively)	80,206,804	46,886,202
Non-Control/Non-Affiliate investments (cost: $91,911,304 and $27,482,826 as of December 31, 2010 and 2009, respectively)	91,956,221	27,416,287
Investment in affiliated Investment Manager (cost: $4,284,042 and $18,000,000 as of December 31, 2010 and 2009, respectively)	2,051,655	16,036,838

Total portfolio investments (cost: $322,855,578 and $144,279,990 as of December 31, 2010 and 2009, respectively)	348,811,074	156,739,994
Marketable securities and idle funds investments (cost: $67,970,907 and $3,252,954 as of December 31, 2010 and 2009, respectively)	68,752,858	3,252,954

Total investments (cost: $390,826,485 and $147,532,944 as of December 31, 2010 and 2009, respectively)	417,563,932	159,992,948
Cash and cash equivalents	22,334,340	30,619,998
Deferred tax asset	1,958,593	2,716,400
Interest receivable and other assets	4,523,792	1,509,608
Deferred financing costs (net of accumulated amortization of $1,504,584 and $1,071,676 as of December 31, 2010 and 2009, respectively)	2,543,645	1,611,508

Total assets	$448,924,302	$196,450,462

LIABILITIES
SBIC debentures (par: $180,000,000 and $65,000,000 as of December 31, 2010 and 2009, respectively; of which $70,557,975 is recorded at fair value as of December 31, 2010)	$155,557,975	$65,000,000
Credit facility	39,000,000	—
Interest payable	3,194,870	1,069,148
Payable to affiliated Investment Manager	15,124	217,422
Accounts payable and other liabilities	1,173,295	503,761

Total liabilities	198,941,264	66,790,331
Commitments and contingencies
NET ASSETS
Common stock, $0.01 par value per share (150,000,000 shares authorized; 18,797,444 and 10,842,447 issued and outstanding as of December 31, 2010 and 2009, respectively)	187,975	108,425
Additional paid-in capital	224,485,165	123,534,156
Accumulated net investment income	9,261,405	7,269,866
Accumulated net realized gain (loss) from investments	(20,541,897)	(15,922,020)
Net unrealized appreciation, net of income taxes	32,141,997	14,669,704

Total Net Asset Value	245,534,645	129,660,131
Noncontrolling interest	4,448,393	—

Total net assets including noncontrolling interests	249,983,038	129,660,131

Total liabilities and net assets	$448,924,302	$196,450,462

NET ASSET VALUE PER SHARE	$13.06	$11.96

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Operations

	Years Ended December 31,
	2010	2009	2008
INVESTMENT INCOME:
Interest, fee and dividend income:
Control investments	$17,526,766	$8,022,687	$9,826,369
Affiliate investments	8,250,622	4,581,295	4,842,442
Non-Control/Non-Affiliate investments	7,747,739	1,678,962	1,454,718

Total interest, fee and dividend income	33,525,127	14,282,944	16,123,529
Interest from marketable securities, idle funds and other	2,982,780	1,719,303	1,171,897

Total investment income	36,507,907	16,002,247	17,295,426
EXPENSES:
Interest	(9,058,386)	(3,790,702)	(3,777,919)
General and administrative	(1,437,027)	(1,351,451)	(1,684,084)
Expenses reimbursed to affiliated Investment Manager	(5,263,133)	(569,868)	(1,006,835)
Share-based compensation	(1,488,709)	(1,068,397)	(511,452)

Total expenses	(17,247,255)	(6,780,418)	(6,980,290)

NET INVESTMENT INCOME	19,260,652	9,221,829	10,315,136
NET REALIZED GAIN (LOSS) FROM INVESTMENTS:
Control investments	(3,587,638)	(3,441,483)	188,214
Affiliate investments	—	(5,055,796)	1,209,280
Non-Control/Non-Affiliate investments	235	70,628	—
Marketable securities and idle funds investments	707,740	629,103	—

Total net realized gain (loss) from investments	(2,879,663)	(7,797,548)	1,397,494

NET REALIZED INCOME	16,380,989	1,424,281	11,712,630
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Portfolio investments	12,264,717	9,051,986	(3,182,809)
Marketable securities and idle funds investments	781,951	(171,091)	171,091
SBIC debentures	6,861,971	—	—
Investment in affiliated Investment Manager	(269,225)	(638,788)	(949,374)

Total net change in unrealized appreciation (depreciation)	19,639,414	8,242,107	(3,961,092)

Income tax (provision) benefit	(940,634)	2,289,841	3,182,401
Bargain purchase gain	4,890,582	—	—

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	39,970,351	11,956,229	10,933,939
Noncontrolling interest	(1,226,487)	—	—

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCK	$38,743,864	$11,956,229	$10,933,939

NET INVESTMENT INCOME PER SHARE — BASIC AND DILUTED	$1.16	$0.92	$1.13

NET REALIZED INCOME PER SHARE — BASIC AND DILUTED	$0.99	$0.14	$1.29

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCK PER SHARE — BASIC AND DILUTED	$2.38	$1.19	$1.20

DIVIDENDS PAID PER SHARE	$1.50	$1.50	$1.43

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC AND DILUTED	16,292,846	10,042,639	9,095,904

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Changes in Net Assets

	Common Stock								Total Net Assets Including Noncontrolling Interest
					Accumulated Net Realized Gain (Loss) From Investments	Net Unrealized Appreciation, Net of Income Taxes
	Number of Shares	Par Value	Additional Paid-In Capital	Accumulated Net Investment Income			Total Net Asset Value	Noncontrolling Interest
Balances at December 31, 2007	8,959,718	$89,597	$104,076,033	$6,067,131	$—	$4,916,447	$115,149,208	$—	$115,149,208
Dividend reinvestment	15,820	158	213,571	—	—	—	213,729	—	213,729
Share repurchase program	(34,700)	(347)	(330,659)	—	—	—	(331,006)	—	(331,006)
Issuance of restricted stock, net of forfeitures	265,645	2,657	(2,657)	—	—	—	—	—	—
Share-based compensation	—	—	511,452	—	—	—	511,452	—	511,452
Dividends to stockholders	—	—	—	(6,226,674)	(7,894,592)	—	(14,121,266)	—	(14,121,266)
Net increase resulting from operations	—	—	—	10,315,136	1,397,494	(778,691)	10,933,939	—	10,933,939

Balances at December 31, 2008	9,206,483	92,065	104,467,740	10,155,593	(6,497,098)	4,137,756	112,356,056	—	112,356,056
Public offering of common stock, net of offering costs	1,437,500	14,375	16,176,533	—	—	—	16,190,908	—	16,190,908
Share-based compensation	—	—	1,068,397	—	—	—	1,068,397	—	1,068,397
Dividend reinvestment	271,906	2,719	3,690,001	—	—	—	3,692,720	—	3,692,720
Share repurchase program	(164,544)	(1,645)	(1,615,461)	—	—	—	(1,617,106)	—	(1,617,106)
Issuance of restricted stock	107,505	1,075	(1,075)	—	—	—	—	—	—
Purchase of vested stock for employee payroll tax withholding	(16,403)	(164)	(251,979)	—	—	—	(252,143)	—	(252,143)
Dividends to stockholders	—	—	—	(12,107,556)	(1,627,374)	—	(13,734,930)	—	(13,734,930)
Net increase resulting from operations	—	—	—	9,221,829	(7,797,548)	10,531,948	11,956,229	—	11,956,229

Balances at December 31, 2009	10,842,447	108,425	123,534,156	7,269,866	(15,922,020)	14,669,704	129,660,131	—	129,660,131
MSC II exchange offer and related transactions	1,246,803	12,468	20,080,623	4,890,582	—	—	24,983,673	3,237,210	28,220,883
Public offerings of common stock, net of offering costs	6,095,000	60,950	85,836,250	—	—	—	85,897,200	—	85,897,200
Share-based compensation	—	—	1,488,709	—	—	—	1,488,709	—	1,488,709
Dividend reinvestment	478,731	4,787	7,632,303	—	—	—	7,637,090	—	7,637,090
Issuance of restricted stock	157,277	1,573	(1,573)	—	—	—	—	—	—
Purchase of vested stock for employee payroll tax withholding	(22,814)	(228)	(369,345)	—	—	—	(369,573)	—	(369,573)
Adjustment to investment in Investment Manager related to the MSC II Exchange Offer	—	—	(13,715,958)	—	—	—	(13,715,958)	—	(13,715,958)
Distributions to noncontrolling interest	—	—	—	—	—	—	—	(15,304)	(15,304)
Dividends to stockholders	—	—	—	(22,159,695)	(1,740,214)	—	(23,899,909)	—	(23,899,909)
Net increase resulting from operations	—	—	—	19,260,652	(2,879,663)	18,698,780	35,079,769	—	35,079,769
Noncontrolling interest	—	—	—	—	—	(1,226,487)	(1,226,487)	1,226,487	—

Balances at December 31, 2010	18,797,444	$187,975	$224,485,165	$9,261,405	$(20,541,897)	$32,141,997	$245,534,645	$4,448,393	$249,983,038

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Cash Flows

	Years Ended December 31,
	2010	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations:	$39,970,351	$11,956,229	$10,933,939
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net change in unrealized (appreciation) depreciation	(19,639,414)	(8,242,107)	3,961,092
Net realized (gain) loss from investments	2,879,663	7,797,548	(1,397,494)
Bargain purchase gain	(4,890,582)	—	—
Accretion of unearned income	(2,790,394)	(701,956)	(1,062,452)
Net payment-in-kind interest accrual	(2,589,029)	(655,762)	(216,505)
Share-based compensation expense	1,488,709	1,068,397	511,452
Amortization of deferred financing costs	470,012	414,545	426,084
Deferred taxes	674,980	(1,594,719)	(4,147,353)
Fees and other	2,068,179	(578,404)	612,143
Changes in other assets and liabilities:
Interest receivable and other assets	(1,961,515)	(359,312)	115,533
Interest payable	782,624	(39,045)	45,521
Payable to affiliated Investment Manager	(202,298)	(85,212)	302,633
Accounts payable and other liabilities	343,024	(935,595)	828,098

Net cash provided by operating activities	16,604,310	8,044,607	10,912,691
CASH FLOWS FROM INVESTING ACTIVITIES
Investments in portfolio companies	(157,689,915)	(24,741,598)	(47,698,567)
Cash acquired in MSC II exchange offer	2,489,920	—	—
Investments in marketable securities and idle funds investments	(100,563,154)	(85,855,676)	(4,218,704)
Proceeds from marketable securities and idle funds investments	36,754,208	73,513,104	24,063,261
Principal payments received on loans and debt securities	39,815,482	11,121,773	16,300,750
Proceeds from sale of equity securities and related notes	3,175,283	—	8,029,339

Net cash provided by (used in) investing activities	(176,018,176)	(25,962,397)	(3,523,921)
CASH FLOWS FROM FINANCING ACTIVITIES
Share repurchase program	—	(1,617,106)	(331,006)
Proceeds from public offering of common stock, net of offering costs	85,897,200	16,190,908	—
Distributions to noncontrolling interest	(15,304)	—	—
Dividends paid to stockholders	(16,262,819)	(11,167,882)	(12,781,074)
Net change in DRIP deposit	—	400,000	(400,000)
Proceeds from issuance of SBIC debentures	45,000,000	10,000,000	—
Proceeds from credit facility	75,650,000	—	—
Repayments on credit facility	(36,650,000)	—	—
Purchase of vested stock for employee payroll tax withholding	(369,573)	(252,143)	—
Payment of deferred loan costs and SBIC debenture fees	(2,121,296)	(390,815)	(391,188)

Net cash provided by (used in) financing activities	151,128,208	13,162,962	(13,903,268)

Net increase (decrease) in cash and cash equivalents	(8,285,658)	(4,754,828)	(6,514,498)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	30,619,998	35,374,826	41,889,324

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$22,334,340	$30,619,998	$35,374,826

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Control Investments(3)
Café Brazil, LLC	Casual Restaurant
12% Secured Debt (Maturity — April 20, 2013)	Group	2,000,000	1,997,439	2,000,000
Member Units(7) (Fully diluted 41.0%)			41,837	2,240,000

			2,039,276	4,240,000
California Healthcare Medical Billing, Inc.	Healthcare Billing and
12% Secured Debt (Maturity — October 17, 2013)	Records Management	7,303,000	6,937,251	6,985,748
Warrants (Fully diluted 20.4%)			1,193,333	3,380,333
Common Stock (Fully diluted 9.7%)			1,176,667	1,390,000

			9,307,251	11,756,081
CBT Nuggets, LLC	Produces and Sells IT
10% Secured Debt (Maturity — March 31, 2012)	Certification Training	775,000	775,000	775,000
14% Secured Debt (Maturity — December 31, 2013)	Videos	2,800,000	2,787,551	2,792,180
Member Units(7) (Fully diluted 40.8%)			1,299,520	3,450,000

			4,862,071	7,017,180
Ceres Management, LLC (Lambs)	Aftermarket Automotive
14% Secured Debt (Maturity — May 31, 2013)	Services Chain	4,000,000	3,964,568	3,964,568
9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity — August 31, 2014)		1,225,000	1,225,000	1,225,000
Class B Member Units (15% cumulative compounding quarterly) (Non-voting)			1,508,611	1,508,611
Member Units (Fully diluted 70%)			1,813,333	1,100,000
Member Units(7) (Lamb's Real Estate Investment I, LLC) (Fully diluted 100%)			625,000	625,000

			9,136,512	8,423,179
Condit Exhibits, LLC	Tradeshow Exhibits/
9% current / 9% PIK Secured Debt (Maturity — July 1, 2013)	Custom Displays	4,660,948	4,619,659	4,619,659
Warrants (Fully diluted 47.9%)			320,000	50,000

			4,939,659	4,669,659
Currie Acquisitions, LLC	Manufacturer of Electric
12% Secured Debt (Maturity — March 1, 2015)	Bicycles/Scooters	4,750,000	3,971,699	3,971,699
Warrants (Fully diluted 47.3%)			2,566,204	2,340,204

			6,537,903	6,311,903
Gulf Manufacturing, LLC	Industrial Metal Fabrication
8% Secured Debt (Maturity — August 31, 2014)		3,620,000	3,620,000	3,620,000
13% Secured Debt (Maturity — August 31, 2012)		1,680,000	1,649,959	1,675,165
9% PIK Secured Debt (Maturity — June 30, 2017)		1,420,784	1,420,784	1,420,784
Member Units(7) (Fully diluted 34.2%)			2,979,813	5,870,000

			9,670,556	12,585,949
Harrison Hydra-Gen, Ltd.	Manufacturer of Hydraulic
12% Secured Debt (Maturity — June 4, 2015)	Generators	6,000,000	5,255,101	5,255,101
Warrants (Fully diluted 35.2%)			717,640	717,640
Mandatorily Redeemable Preferred Stock			1,000,000	1,000,000

			6,972,741	6,972,741

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Control Investments(3)
Hawthorne Customs & Dispatch Services, LLC	Transportation/ Logistics
Member Units(7) (Fully diluted 59.1%)			692,500	1,250,000
Member Units (Wallisville Real Estate, LLC)(7) (Fully diluted 59.1%)			1,214,784	1,214,784

			1,907,284	2,464,784
Hydratec, Inc.	Agricultural Services
Common Stock (Fully diluted 92.5%)(7)			7,087,911	9,177,911

Indianapolis Aviation Partners, LLC	FBO / Aviation
12% Secured Debt (Maturity — September 15, 2014)	Support Services	4,500,000	4,140,255	4,350,000
Warrants (Fully diluted 30.1%)			1,129,286	1,570,286

			5,269,541	5,920,286
Jensen Jewelers of Idaho, LLC	Retail Jewelry
Prime Plus 2% Secured Debt (Maturity — November 14, 2011)		2,260,000	2,256,486	2,260,000
13% current / 6% PIK Secured Debt (Maturity — November 14, 2011)		2,344,897	2,340,040	2,344,896
Member Units(7) (Fully diluted 60.8%)			811,000	1,060,000

			5,407,526	5,664,896
Mid-Columbia Lumber Products, LLC	Specialized Lumber
10% Secured Debt (Maturity — April 1, 2012)	Products	1,250,000	1,250,000	1,250,000
12% Secured Debt (Maturity — December 18, 2011)		3,900,000	3,803,664	3,900,000
9.5% Secured Debt (Mid — Columbia Real Estate, LLC) (Maturity — May 13, 2025)		1,107,400	1,107,400	1,107,400
Warrants (Fully diluted 25.5%)			250,000	740,000
Member Units (Fully diluted 26.7%)			500,000	770,000
Member Units (Mid — Columbia Real Estate, LLC) (Fully diluted 50.0%)			250,000	250,000

			7,161,064	8,017,400
NAPCO Precast, LLC	Precast Concrete
18% Secured Debt (Maturity — February 1, 2013)	Manufacturing	5,923,077	5,860,313	5,923,077
Prime Plus 2% Secured Debt (Maturity — February 1, 2013)(8)		3,384,615	3,368,600	3,384,615
Member Units(7) (Fully diluted 35.3%)			2,020,000	4,340,000

			11,248,913	13,647,692
NTS Holdings, Inc.	Trench & Traffic Safety
12% Secured Debt (Maturity — April 30, 2015)	Equipment	6,000,000	5,963,931	5,963,931
Preferred stock (12% cumulative, compounded quarterly)			10,635,273	10,635,273
Common Stock (Fully diluted 72.3%)			1,621,255	776,000

			18,220,459	17,375,204
OMi Holdings, Inc.	Manufacturer of Overhead
12% Secured Debt (Maturity — April 1, 2013)	Cranes	10,170,000	10,116,824	10,116,824
Common Stock (Fully diluted 48.0%)			1,080,000	500,000

			11,196,824	10,616,824

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Control Investments(3)
PPL RVs, Inc.	RV Aftermarket
18% Secured Debt (Maturity — June 10, 2015)	Consignment/Parts	6,250,000	6,165,058	6,165,058
Common Stock (Fully diluted 50.1%)			2,150,000	2,150,000

			8,315,058	8,315,058
The MPI Group, LLC	Manufacturer of Custom
4.5% current / 4.5% PIK Secured Debt (Maturity — October 2, 2013)	Hollow Metal Doors, Frames and Accessories	507,625	501,176	501,176
6% current / 6% PIK Secured Debt (Maturity — October 2, 2013)		5,101,667	4,935,760	4,935,760
Warrants (Fully diluted 47.1%)			895,943	190,000

			6,332,879	5,626,936
Thermal & Mechanical Equipment, LLC	Heat Exchange / Filtration
Prime plus 2% Secured Debt (Maturity — September 25, 2014)(8)	Products and Services	1,750,000	1,739,152	1,739,152
13% current / 5% PIK Secured Debt (Maturity — September 25, 2014)		5,575,220	5,501,111	5,575,220
Warrants (Fully diluted 50.0%)			1,000,000	1,940,000

			8,240,263	9,254,372
Uvalco Supply, LLC	Farm and Ranch Supply
Member Units (Fully diluted 42.8%)(7)			1,113,243	1,560,000

Vision Interests, Inc.	Manufacturer/Installer of
2.6% current /10.4% PIK Secured Debt (Maturity — June 5, 2012)	Commercial Signage	9,400,000	8,424,811	8,022,651
2.6% current /10.4% PIK Secured Debt (Maturity — June 5, 2016)		760,000	739,663	739,663
Warrants (Fully diluted 38.2%)			160,010	—
Common Stock (Fully diluted 22.3%)			372,000	—

			9,696,484	8,762,314
Ziegler's NYPD, LLC	Casual Restaurant Group
Prime plus 2% Secured Debt (Maturity — October 1, 2013)(8)		1,000,000	993,937	993,937
13% current / 5% PIK Secured Debt (Maturity — October 1, 2013)		4,801,810	4,752,088	4,752,088
Warrants (Fully diluted 46.6%)			600,000	470,000

			6,346,025	6,216,025

Subtotal Control Investments			161,009,443	174,596,394

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Affiliate Investments(4)
American Sensor Technologies, Inc.	Manufacturer of
9% current / 2% PIK Secured Debt (Maturity — May 31, 2012)	Commercial/Industrial Sensors	3,536,182	3,514,113	3,514,113
Warrants (Fully diluted 19.6%)			49,990	1,830,000

			3,564,103	5,344,113
Audio Messaging Solutions, LLC	Audio Messaging Services
12% Secured Debt (Maturity — May 8, 2014)		7,700,000	7,356,395	7,426,299
Warrants (Fully diluted 8.4%)			468,373	1,280,000

			7,824,768	8,706,299
Compact Power Equipment Centers, LLC	Light to Medium Duty
6% Current / 6% PIK Secured Debt (Maturity — September 23, 2014)	Equipment Rental	3,153,971	3,120,950	3,120,950
Member Units (Fully diluted 11.5%)			1,147	1,147

			3,122,097	3,122,097
DrillingInfo, Inc.	Information Services for
12% Secured Debt (Maturity — November 20, 2014)	the Oil and Gas Industry	8,000,000	6,832,370	7,770,000
Warrants (Fully diluted 5.0%)			1,250,000	4,010,000
Common Stock (Fully diluted 2.1%)			1,085,325	1,710,325

			9,167,695	13,490,325
East Teak Fine Hardwoods, Inc.	Hardwood Products
Common Stock (Fully diluted 5.0%)			480,318	330,000

Houston Plating & Coatings, LLC	Plating & Industrial
Prime plus 2% Debt (Maturity — July 18, 2013)	Coating Services	300,000	300,000	300,000
Member Units(7) (Fully diluted 11.1%)			335,000	3,025,000

			635,000	3,325,000
IRTH Holdings, LLC	Utility Technology
12% Secured Debt (Maturity — December 29, 2015)	Services	6,000,000	5,891,126	5,891,126
Member Units (Fully diluted 22.3%)			850,000	850,000

			6,741,126	6,741,126
KBK Industries, LLC	Specialty Manufacturer of
10% Secured Debt (Maturity — March 31, 2011)	Products	514,940	514,940	514,940
14% Secured Debt (Maturity — January 23, 2011)	Oilfield and Industrial	5,250,000	5,241,999	5,241,999
Member Units(7) (Fully diluted 18.8%)			340,833	1,790,333

			6,097,772	7,547,272
Laurus Healthcare, LP	Healthcare Facilities /
13% Secured Debt (Maturity — May 7, 2012)	Services	2,275,000	2,275,000	2,275,000
13% Secured Debt (Maturity — December 31, 2011)		525,000	525,000	525,000
Warrants (Fully diluted 13.1%)			79,505	4,620,000

			2,879,505	7,420,000
Lighting Unlimited, LLC	Commercial and Residential
Prime Plus 1% Secured Debt (Maturity — August 22, 2012)(8)	Lighting Products and Design Services	949,996	946,598	946,598
14% Secured Debt (Maturity — August 22, 2012)		1,760,101	1,723,326	1,723,326
Warrants (Fully diluted 17.0%)			54,000	—

			2,723,924	2,669,924

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Affiliate Investments(4)
Merrick Systems, Inc.	Software and
13% Secured Debt (Maturity — May 5, 2015)	Information	3,000,000	2,540,849	2,540,849
Warrants (Fully diluted 6.5%)	Technology		450,000	450,000

			2,990,849	2,990,849
Olympus Building Services, Inc.	Custodial/Facilities
12% Secured Debt (Maturity — March 27, 2014)	Services	3,150,000	2,976,408	3,050,000
12% Current / 3% PIK Secured Debt (Maturity — March 27, 2014)		984,000	984,001	984,001
Warrants (Fully diluted 22.5%)			470,000	930,000

			4,430,409	4,964,001
OPI International Ltd.	Oil and Gas
12% Secured Debt (Maturity — November 30, 2015)	Construction Services	8,700,000	8,537,285	8,537,285
12% Secured Debt (Maturity — November 30, 2015)		750,000	252,288	252,288
Warrants (Fully diluted 8.0%)			500,000	500,000

			9,289,573	9,289,573
Schneider Sales Management, LLC	Sales Consulting and
13% Secured Debt (Maturity — October 15, 2013)	Training	3,367,542	3,289,127	1,000,000
Warrants (Fully diluted 20.0%)			45,000	—

			3,334,127	1,000,000
Walden Smokey Point, Inc.	Specialty Transportation/
Common Stock (Fully diluted 12.6%)			1,426,667	2,620,000

WorldCall, Inc.	Telecommunication/
13% Secured Debt (Maturity — April 22, 2011)	Information Services	646,225	646,225	646,225
Common Stock (Fully diluted 10.0%)			296,631	—

			942,856	646,225

Subtotal Affiliate Investments			65,650,789	80,206,804

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Non-Control/Non-Affiliate Investments(5):
Affinity Videonet, Inc.	Videoconferencing Services
9% Secured Debt (Maturity — December 31, 2012)		500,000	490,000	490,000
13% Secured Debt (Maturity — December 31, 2015)		2,000,000	1,897,500	1,897,500
13% current / 1% PIK Secured Debt (Maturity — December 31, 2015)		2,000,000	1,995,652	1,995,652
Warrants (Fully diluted 2.5%)			62,500	62,500

			4,445,652	4,445,652
Alon Refining Krotz Springs, Inc.(9)	Petroleum Products/
13.5% Secured Debt (Maturity — October 15, 2014)	Refining	4,000,000	3,832,366	3,900,000

Bourland & Leverich Supply Co., LLC(9)	Distributor of Oil & Gas
LIBOR Plus 8.0% Secured Debt (Maturity — August 24, 2015)(8)	Tubular Goods	4,443,750	4,236,574	4,554,847

Brand Connections, LLC	Venue-Based
14% Secured Debt (Maturity — April 30, 2015)	Marketing and Media	7,312,500	7,151,303	7,151,303

Chef's Warehouse(9)	Specialty Food
LIBOR Plus 9.0% Secured Debt (Maturity — April 24, 2014)(8)	Distributor	8,137,083	7,907,586	8,219,225

Fairway Group Acquisition(9)	Retail Grocery
LIBOR plus 9.5% Secured Debt (Maturity — October 1, 2014)(8)		4,950,008	4,827,316	4,968,818

Full Spectrum Holdings LLC(9)	Professional Services
LIBOR Plus 3.0% Secured Debt (Maturity — December 12, 2012)(8)		1,523,341	1,301,663	1,301,663
Warrants (Fully diluted 0.28%)			412,523	412,523

			1,714,186	1,714,186
Global Tel*Link Corporation(9)	Communiations
LIBOR Plus 11.25% Secured Debt (Maturity — May 10, 2017)(8)	Technology	3,000,000	2,941,728	2,948,271

Hayden Acquisition, LLC	Manufacturer of Utility
8% Secured Debt (Maturity — January 1, 2011)	Structures	1,800,000	1,781,303	250,000

Hoffmaster Group, Inc.(9)	Manufacturer of Specialty
13.5% Secured Debt (Maturity — June 3, 2017)	Tabletop Products	5,000,000	4,881,278	4,787,500
LIBOR Plus 5.0% Secured Debt (Maturity — June 13, 2016)(8)		1,509,615	1,453,860	1,490,745

			6,335,138	6,278,245
Managed Healthcare(9)	Healthcare Products
LIBOR plus 3.25% Secured Debt (Maturity — August 31, 2014)(8)		1,987,606	1,548,214	1,659,650

Megapath Inc.(9)	Communiations
LIBOR plus 10% Secured Debt (Maturity — November 4, 2015)(8)	Technology	4,000,000	3,922,670	4,040,770

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Non-Control/Non-Affiliate Investments(5):
Miramax Film NY, LLC(9)	Motion Picture Producer
LIBOR plus 6% Secured Debt (Maturity — June 30, 2016)(8)	and Distributor	3,000,000	2,940,000	2,940,000
LIBOR plus 11% Secured Debt (Maturity — December 30, 2016)(8)		4,000,000	3,920,000	3,920,000
Class B Units (Fully diluted 0.2%)			500,000	500,000

			7,360,000	7,360,000
Northland Cable Television, Inc.(9)	Cable Broadcasting
LIBOR Plus 8.0% Secured Debt (Maturity — June 22, 2013)(8)		5,000,000	4,851,285	4,988,785

Pierre Foods, Inc.(9)	Foodservice Supplier
Base plus 4.25% Secured Debt (Maturity — September 30, 2016)(8)		5,000,000	4,903,804	4,992,702
Base plus 8.5% Secured Debt (Maturity — September 29, 2017)(8)		2,000,000	1,932,106	1,992,181

			6,835,910	6,984,883
Rentech Energy Midwest Corporation(9)	Manufacturer of Fertilizer
LIBOR plus 10% Secured Debt (Maturity — July 29, 2014)(8)		2,331,606	2,274,262	2,274,262

Shearer's Foods, Inc.(9)	Manufacturer of Food /
12% Current / 3% PIK Secured Debt (Maturity — March 21, 2016)(8)	Snacks	4,092,707	3,999,396	4,154,098

Standard Steel, LLC(9)	Manufacturer of Steel
12% Secured Debt (Maturity — April 30, 2015)	Wheels and Axles	3,000,000	2,902,821	2,988,750

Support Systems Homes, Inc.	Manages Substance Abuse
15% Secured Debt (Maturity — August 21, 2018)	Treatment Centers	576,600	576,600	576,600

Technical Innovations, LLC	Manufacturer of Specialty
13.5% Secured Debt (Maturity — January 16, 2015)	Cutting Tools and Punches	2,950,000	2,919,118	2,950,000

The Tennis Channel, Inc.	Sports Broadcasting/
LIBOR plus 6% / 4% PIK Secured Debt (Maturity — January 1, 2013)(8)	Media	9,198,840	9,230,938	9,230,938
Warrants (Fully diluted 0.10%)			211,938	211,938

			9,442,876	9,442,876
Other(10)			105,000	105,000

Subtotal Non-Control/Non-Affiliate Investments			91,911,304	91,956,221

Main Street Capital Partners, LLC (Investment Manager)	Asset Management
100% of Membership Interests			4,284,042	2,051,655

Total Portfolio Investments, December 31, 2010			$322,855,578	$348,811,074

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Marketable Securities and Idle Funds Investments	Investments in Secured and
AL Gulf Coast Terminals, LLC	Rated Debt Investments,
LIBOR plus 5.0% Secured Debt (Maturity — September 21, 2016)(8)	Certificates of Deposit, and Diversified Bond Funds	$6,919,997	$6,735,294	$6,746,997
Aspen Dental Management, Inc.
LIBOR plus 5.0% Secured Debt (Maturity — October 13, 2016)(8)		4,987,500	4,691,670	4,806,974
ATI Acquisition I Corp.
LIBOR plus 5.5% Secured Debt (Maturity — September 14, 2016)(8)		2,885,675	2,841,517	2,857,332
Booz Allen Hamilton Inc.
13% Debt (Maturity — July 5, 2016)(8)		1,716,044	1,781,625	1,765,380
Centerplate, Inc.
LIBOR plus 7.5% Secured Debt (Maturity — September 16, 2016)(8)		3,000,000	2,914,206	2,988,750
CHG Companies, Inc.
LIBOR plus 5.5% Secured Debt (Maturity — October 14, 2016)(8)		1,975,000	1,937,558	1,996,754
Excelitas Technologies Corp.
LIBOR plus 5.75% Secured Debt (Maturity — December 2, 2016)(8)		3,000,000	2,971,096	3,020,771
Gentiva Health Services, Inc.
LIBOR plus 5.0% Secured Debt (Maturity — September 20, 2016)(8)		2,981,250	2,975,289	3,014,789
Henniges Automotive Holdings, Inc.
LIBOR plus 10.0% Secured Debt (Maturity — December 7, 2016)(8)		3,000,000	2,941,308	2,941,308
MLM Holdings, Inc.
LIBOR plus 5.25% Secured Debt (Maturity — December 1, 2016)(8)		6,982,500	6,879,686	6,897,406
MultiPlan, Inc.
LIBOR plus 4.75% Secured Debt (Maturity — August 26, 2017)(8)		3,876,923	3,863,709	3,913,269
Rite Aid Corporation
7.5% Bond (Maturity — March 1, 2017)		2,000,000	1,889,335	1,845,874
SonicWALL, Inc.
LIBOR plus 6.25% Secured Debt (Maturity — August 1, 2016)(8)		1,794,355	1,797,374	1,807,813
Terex Corporation
7.4% Bond (Maturity — January 15, 2014)		2,000,000	2,023,301	2,023,301
Visant Corporation
LIBOR plus 5.25% Secured Debt (Maturity — December 28, 2016)(8)		4,987,500	4,891,963	5,057,003
Vision Solutions, Inc.
LIBOR plus 6.0% Secured Debt (Maturity — July 23, 2016)(8)		1,925,000	1,612,010	1,631,338

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Marketable Securities and Idle Funds Investments
Western Refining Inc.
LIBOR plus 7.5% Secured Debt (Maturity — August 1, 2014)(8)		1,708,883	1,672,628	1,736,654
Wyle Services Corporation
LIBOR plus 4.0% Secured Debt (Maturity — September 10, 2016)(8)		3,989,992	3,964,645	4,003,290
Yankee Cable Acquisition, LLC
LIBOR plus 4.5% Secured Debt (Maturity — August 26, 2016)(8)		3,990,000	3,933,213	3,990,000
Other Marketable Securities and Idle Funds Investments(10)		5,529,450	5,653,480	5,707,855

Subtotal Marketable Securities and Idle Funds Investments			67,970,907	68,752,858

Total Investments, December 31, 2010			$390,826,485	$417,563,932

(1)
Debt investments are generally income producing. Equity and warrants are non-income producing, unless otherwise noted.

(2)
See Note C for summary geographic location of portfolio companies.

(3)
Controlled investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(4)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned.

(5)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(6)
Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(7)
Income producing through dividends or distributions.

(8)
Subject to contractual minimum interest rates.

(9)
Private placement portfolio investment.

(10)
Other Marketable Securities and Idle Funds Investments consists of various registered securities. Other Non-Control/Non-Affiliate investments consist of equity investments in portfolio companies.

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

December 31, 2009

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Control Investments(3)
Café Brazil, LLC	Casual Restaurant
12% Secured Debt (Maturity — April 20, 2011)	Group	$2,500,000	$2,487,947	$2,500,000
Member Units(7) (Fully diluted 42.3%)			41,837	1,520,000

			2,529,784	4,020,000
CBT Nuggets, LLC	Produces and Sells
14% Secured Debt (Maturity — December 31, 2013)	IT Certification	1,680,000	1,656,400	1,680,000
10% Secured Debt (Maturity — March 31, 2012)	Training Videos	915,000	915,000	915,000
Member Units(7) (Fully diluted 24.5%)			299,520	1,500,000

			2,870,920	4,095,000
Ceres Management, LLC (Lambs)	Aftermarket Automotive
14% Secured Debt (Maturity — May 31, 2013)	Services Chain	2,400,000	2,377,388	2,377,388
Member Units (Fully diluted 42.0%)			1,200,000	920,000
Class B Member Units (Non-voting)			218,395	218,395
9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity — August 31, 2014)		537,500	537,500	537,500
Member Units(7) (Lamb's Real Estate Investment I, LLC) (Fully diluted 50%)			512,500	512,500

			4,845,783	4,565,783
Condit Exhibits, LLC	Tradeshow Exhibits/
13% current / 5% PIK Secured Debt (Maturity — July 1,	Custom Displays
2013)		2,651,514	2,622,107	2,622,107
Warrants (Fully diluted 28.1%)			300,000	30,000

			2,922,107	2,652,107
Gulf Manufacturing, LLC	Industrial Metal
Prime plus 1% Secured Debt (Maturity — August 31,	Fabrication
2012)		1,200,000	1,193,135	1,200,000
13% Secured Debt (Maturity — August 31, 2012)		1,000,000	937,602	998,095
Member Units(7) (Fully diluted 18.4%)			472,000	2,360,000
Warrants (Fully diluted 8.4%)			160,000	1,080,000

			2,762,737	5,638,095
Hawthorne Customs & Dispatch Services, LLC	Transportation/
Member Units(7) (Fully diluted 44.4%)	Logistics		412,500	840,000
Member Units (Wallisville Real Estate, LLC)(7) (Fully diluted 44.4%)			911,085	911,085

			1,323,585	1,751,085
Hydratec Holdings, LLC	Agricultural Services
12.5% Secured Debt (Maturity — October 31, 2012)		2,995,244	2,956,635	2,956,635
Prime plus 1% Secured Debt (Maturity — October 31, 2012)		350,000	338,667	338,667
Member Units (Fully diluted 85.1%)			4,100,000	6,620,000

			7,395,302	9,915,302
Jensen Jewelers of Idaho, LLC	Retail Jewelry
Prime Plus 2% Secured Debt (Maturity — November 14, 2011)		1,044,000	1,035,321	1,044,000
13% current / 6% PIK Secured Debt (Maturity — November 14, 2011)		1,067,437	1,055,154	1,067,437
Member Units(7) (Fully diluted 24.3%)			376,000	290,000

			2,466,475	2,401,437

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

December 31, 2009

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Control Investments(3)
NAPCO Precast, LLC	Precast Concrete
18% Secured Debt (Maturity — February 1, 2013)	Manufacturing	5,923,077	5,837,759	5,923,077
Prime Plus 2% Secured Debt (Maturity — February 1, 2013)(8)		3,384,615	3,361,940	3,384,615
Member Units(7) (Fully diluted 35.3%)			2,020,000	5,220,000

			11,219,699	14,527,692
OMi Holdings, Inc.	Manufacturer of
12% Secured Debt (Maturity — April 1, 2013)	Overhead Cranes	6,342,000	6,298,395	6,298,395
Common Stock (Fully diluted 28.8%)			900,000	270,000

			7,198,395	6,568,395
Quest Design & Production, LLC	Design and Fabrication
Prime plus 2% Secured Debt (Maturity — June 30, 2014)	of Custom Display	60,000	60,000	—
10% Secured Debt (Maturity — June 30, 2014)	Systems	600,000	465,060	200,000
0% Secured Debt (Maturity — June 30, 2014)		2,060,000	2,060,000	—
Warrants (Fully diluted 40.0%)			1,595,858	—
Warrants (Fully diluted 20.0%)			40,000	—

			4,220,918	200,000
Thermal & Mechanical Equipment, LLC	Heat Exchange / Filtration
13% current / 5% PIK Secured Debt (Maturity —	Products and Services
September 25, 2014)		3,345,132	3,301,405	3,301,405
Prime plus 2% Secured Debt (Maturity — September 25, 2014)(8)		1,050,000	1,043,471	1,043,471
Warrants (Fully diluted 30.0%)			600,000	600,000

			4,944,876	4,944,876
Uvalco Supply, LLC	Farm and Ranch Supply
Member Units (Fully diluted 39.6%)(7)			1,113,243	1,390,000

Ziegler's NYPD, LLC	Casual Restaurant Group
Prime plus 2% Secured Debt (Maturity — October 1, 2013)(8)		600,000	595,252	595,252
13% current / 5% PIK Secured Debt (Maturity — October 1, 2013)		2,808,544	2,775,643	2,775,643
Warrants (Fully diluted 28.6%)			360,000	360,000

			3,730,895	3,730,895

Subtotal Control Investments			59,544,719	66,400,667

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009 — (Continued)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Affiliate Investments(4)
Advantage Millwork Company, Inc.	Manufacturer/Distributor
12% Secured Debt (Maturity — February 5, 2012)	of Wood Doors	3,066,667	2,970,656	1,200,000
Warrants (Fully diluted 12.2%)			97,808	—

			3,068,464	1,200,000
American Sensor Technologies, Inc.	Manufacturer of Commercial/
Prime plus 0.5% Secured Debt (Maturity — May 31, 2010)(8)	Industrial Sensors	3,800,000	3,800,000	3,800,000
Warrants (Fully diluted 19.6%)			49,990	820,000

			3,849,990	4,620,000
California Healthcare Medical Billing, Inc.	Healthcare Billing and Records
12% Secured Debt (Maturity — October 17, 2013)	Management	1,410,000	1,182,803	1,275,400
12% Current/6% PIK Secured Debt (Maturity — October 17, 2013)		858,794	842,583	842,583
Common Stock (Fully diluted 6.0%)			390,000	1,180,000
Warrants (Fully diluted 12.0%)			240,000	1,280,000

			2,655,386	4,577,983
Compact Power Equipment Centers, LLC	Light to Medium Duty
12% Secured Debt (Maturity — September 23, 2014)	Equipment Rental	1,800,000	1,778,702	1,778,702
Member Units (Fully diluted 6.9%)			688	688

			1,779,390	1,779,390
Houston Plating & Coatings, LLC	Plating & Industrial
Prime plus 2% Secured Debt (Maturity — July 19, 2011)	Coating Services	100,000	100,000	100,000
Prime plus 2% Secured Debt (Maturity — July 18, 2013)		200,000	200,000	200,000
Member Units(7) (Fully diluted 11.1%)			335,000	3,565,000

			635,000	3,865,000
Indianapolis Aviation Partners, LLC	FBO/Aviation Support
12% Secured Debt (Maturity — September 15, 2014)	Services	2,700,000	2,444,759	2,444,759
Warrants (Fully diluted 9.1%)			450,000	450,000
Warrants (Fully diluted 9.0%)			227,571	227,571

			3,122,330	3,122,330
KBK Industries, LLC	Specialty Manufacturer
14% Secured Debt (Maturity — January 23, 2011)	of Oilfield and	3,937,500	3,853,825	3,853,825
8% Secured Debt (Maturity — March 1, 2010)	Industrial Products	93,750	93,750	93,750
8% Secured Debt (Maturity — March 31, 2010)		450,000	450,000	450,000
Member Units(7) (Fully diluted 14.5%)			187,500	460,000

			4,585,075	4,857,575
Laurus Healthcare, LP	Healthcare Facilities/Services
13% Secured Debt (Maturity — May 7, 2012)		2,275,000	2,275,000	2,275,000
Warrants (Fully diluted 17.5%)			105,000	4,400,000

			2,380,000	6,675,000
National Trench Safety, LLC	Trench & Traffic
10% PIK Debt (Maturity — April 16, 2014)	Safety Equipment	447,203	447,203	447,203
Member Units (Fully diluted 11.7%)			1,792,308	700,000

			2,239,511	1,147,203

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009 — (Continued)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Affiliate Investments(4)
Olympus Building Services, Inc.	Custodial/Facilities
12% Secured Debt (Maturity — March 27, 2014)	Services	1,890,000	1,726,931	1,830,000
12% Current/3% PIK Secured Debt (Maturity — March 27, 2014)		342,782	342,782	342,782
Warrants (Fully diluted 13.5%)			150,000	480,000

			2,219,713	2,652,782
Pulse Systems, LLC	Manufacturer of Components
Warrants (Fully diluted 7.4%)	for Medical Devices		132,856	340,000

Schneider Sales Management, LLC	Sales Consulting
13% Secured Debt (Maturity — October 15, 2013)	and Training	1,980,000	1,927,700	1,927,700
Warrants (Fully diluted 12.0%)			45,000	—

			1,972,700	1,927,700
Vision Interests, Inc.	Manufacturer/
13% Secured Debt (Maturity — June 5, 2012)	Installer of Commercial	3,760,000	3,622,160	3,220,000
Common Stock (Fully diluted 8.9%)	Signage		372,000	—
Warrants (Fully diluted 11.2%)			160,000	—

			4,154,160	3,220,000
Walden Smokey Point, Inc.	Specialty Transportation/
14% current/4% PIK Secured Debt (Maturity — December 30, 2013)	Logistics	4,995,200	4,915,014	4,915,014
Common Stock (Fully diluted 7.6%)			600,000	1,240,000

			5,515,014	6,155,014
WorldCall, Inc.	Telecommunication/
13% Secured Debt (Maturity — April 22, 2011)	Information Services	646,225	646,225	646,225
Common Stock (Fully diluted 9.9%)			296,631	100,000

			942,856	746,225

Subtotal Affiliate Investments			39,252,445	46,886,202

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

December 31, 2009

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Non-Control/Non-Affiliate Investments(5):
Alon Refining Krots(9)	Petroleum Refiner
13.5% Secured Debt (Maturity — October 15, 2014)		2,400,000	2,911,128	2,911,128

Apria Healthcare Group Inc.(9)	Healthcare Services
11.25% Senior Secured Notes (Maturity — November 1, 2014)		7,200,000	7,335,318	7,956,000

Audio Messaging Solutions, LLC	Audio Messaging
12% Secured Debt (Maturity — May 8, 2014)	Services	3,376,800	3,144,392	3,144,392
Warrants (Fully diluted 5.0%)			215,040	380,000

			3,359,432	3,524,392
DrillingInfo, Inc.	Information Services for
12% Secured Debt (Maturity — November 19, 2014)	the Oil and Gas Industry	4,800,000	3,986,221	3,986,221
Warrants (Fully diluted 3.0%)			750,000	750,000

			4,736,221	4,736,221
East Teak Fine Hardwoods, Inc.	Hardwood Products
Common Stock (Fully diluted 3.3%)			178,780	560,000

Fairway Group Acquisition(9)	Retail Grocery Store
LIBOR plus 9.5% Secured Debt (Maturity — October 1, 2014)(8)		3,000,000	2,280,805	2,280,805

Hayden Acquisition, LLC	Manufacturer of Utility
8% Secured Debt (Maturity — August 9, 2010)	Structures	1,800,000	1,781,303	300,000

Managed Healthcare(9)	Healthcare Products
LIBOR plus 3.25% Secured Debt (Maturity — August 31, 2014)		2,000,000	1,463,202	1,670,000

Support Systems Homes, Inc.	Manages Substance
15% Secured Debt (Maturity — August 21, 2018)	Abuse Treatment Centers	226,461	226,461	226,461

Technical Innovations, LLC	Manufacturer of Specialty
13.5% Secured Debt (Maturity — January 16, 2015)	Cutting Tools and Punches	3,250,000	3,210,176	3,251,280

Subtotal Non-Control/Non-Affiliate Investments			27,482,826	27,416,287

Main Street Capital Partners, LLC (Investment Manager)	Asset Management
100% of Membership Interests			18,000,000	16,036,838

Total Portfolio Investments, December 31, 2009			$144,279,990	$156,739,994

Marketable Securities and Idle Funds Investments	Investments in Secured and
Western Refining Inc.	Rated Debt Investments,
LIBOR plus 5% Secured Term Loan (Maturity —	Certificates of Deposit, and	1,773,878	1,727,770	1,727,770
May 30, 2014)(8)	Diversified Bond Funds
Pharmanet Development Group, Inc.
LIBOR plus 7% Secured Term Loan (Maturity — May 29, 2014)(8)		987,500	686,534	686,534
Other Marketable Securities and Idle Funds Investments		339,000	838,650	838,650

Total Marketable Securities and Idle Funds Investments, December 31, 2009			3,252,954	3,252,954

Total Investments, December 31, 2009			$147,532,944	$159,992,948

(1)
Debt investments are generally income producing. Equity and warrants are non-income producing, unless otherwise noted.

(2)
See Note C for summary geographic location of portfolio companies.

(3)
Controlled investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(4)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned.

(5)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(6)
Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(7)
Income producing through payment of dividends or distributions.

(8)
Subject to contractual minimum interest rates.

(9)
Private placement portfolio investment.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE A — ORGANIZATION AND BASIS OF PRESENTATION

1.    Organization

       Main Street Capital Corporation ("MSCC") was formed on March 9, 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP ("MSMF") and its general partner, Main Street Mezzanine Management, LLC ("MSMF GP"), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the "Investment Manager"), (iii) raising capital in an initial public offering, which was completed in October 2007 (the "IPO"), and (iv) thereafter operating as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSMF is licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA") and the Investment Manager acts as MSMF's manager and investment adviser. Because the Investment Manager, which employs all of the executive officers and other employees of MSCC, is wholly owned by MSCC, MSCC does not pay any external investment advisory fees but instead incurs the net operating costs associated with employing investment and portfolio management professionals through the Investment Manager. The IPO and related transactions discussed above were consummated in October 2007 and are collectively termed the "Formation Transactions."

       On January 7, 2010, MSCC consummated transactions (the "Exchange Offer") to exchange 1,239,695 shares of its common stock for approximately 88% of the total dollar value of the limited partner interests in Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds"). Pursuant to the terms of the Exchange Offer, 100% of the membership interests in the general partner of MSC II, Main Street Capital II GP, LLC ("MSC II GP"), were also transferred to MSCC for no consideration. MSC II commenced operations in January 2006, is an investment fund that operates as an SBIC and is also managed by the Investment Manager. The Exchange Offer and related transactions, including the transfer of the MSC II GP interests, are collectively termed the "Exchange Offer Transactions" (see Note J).

       MSCC has direct or indirect subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of these entities is to hold certain investments that generate "pass through" income for tax purposes. The Taxable Subsidiaries are each taxed at their normal corporate tax rates based on their taxable income.

       Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its subsidiaries, including MSMF, MSC II, and the Taxable Subsidiaries.

2.    Basis of Presentation

       Main Street's financial statements are prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"). For the year ended December 31, 2010, Main Street's consolidated financial statements include the accounts of MSCC and its consolidated subsidiaries, including the Funds. For the year ended 2009, Main Street's consolidated financial statements include the accounts of MSCC and its consolidated subsidiaries, including MSMF. Portfolio investments, as used herein, refers to all of Main Street's portfolio investments in lower middle market ("LMM") companies, private placement portfolio investments, and the investment in the Investment Manager and excludes all "Marketable securities and idle funds investments." Private placement portfolio investments include investments made through direct or secondary purchases of interest-bearing securities in companies that are generally larger in size than the LMM companies included as part of Main Street's portfolio investments. The Investment Manager is accounted for as a portfolio investment (see Note D). "Marketable securities and idle funds investments" are classified as financial instruments and are reported separately on Main Street's Consolidated Balance Sheets and Consolidated Schedule of Investments due to the nature of such investments (see Note B.13). Main Street's

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

results of operations and cash flows for the years ended December 31, 2010, 2009, and 2008, and financial position as of December 31, 2010 and 2009, are presented on a consolidated basis. The effects of all intercompany transactions between Main Street and its consolidated subsidiaries have been eliminated in consolidation. Certain reclassifications have been made to prior period balances to conform with the current financial statement presentation, including the reclassification of private placement portfolio investments which were formerly classified as "Marketable securities and idle funds investments" and are now classified as portfolio investments in the "Non-Control/Non-Affiliate investments" category due to Main Street's current intent to hold such investments until their maturity and the fact that their terms adhere more to Main Street's portfolio investment strategy.

       Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the Audit and Accounting Guide for Investment Companies issued by the American Institute of Certified Public Accountants (the "AICPA Guide"), Main Street is precluded from consolidating portfolio company investments, including those in which it has a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in the AICPA Guide occurs if Main Street owns a controlled operating company that provides all or substantially all of its services directly to Main Street or to an investment company of Main Street. None of the investments made by Main Street qualify for this exception. Therefore, Main Street's portfolio investments are carried on the balance sheet at fair value, as discussed further in Note B, with any adjustments to fair value recognized as "Net Change in Unrealized Appreciation (Depreciation)" on the Statement of Operations until the investment is exited, resulting in any gain or loss on exit being recognized as a "Net Realized Gain (Loss) from Investments."

  Portfolio Investment Classification

       Main Street classifies its portfolio investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, "Control Investments" are defined as investments in which Main Street owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation. Under the 1940 Act, "Affiliate Investments" are defined as investments in which Main Street owns between 5% and 25% of the voting securities. Under the 1940 Act, "Non-Control/Non-Affiliate Investments" are defined as investments that are neither Control investments nor Affiliate investments. The "Investment in affiliated Investment Manager" represents Main Street's investment in a wholly owned investment manager subsidiary that is accounted for as a portfolio investment.

NOTE B — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.    Valuation of Portfolio Investments

       Main Street accounts for its LMM portfolio investments, private placement portfolio investments, and the investment in the Investment Manager at fair value. As a result, Main Street adopted the provisions of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("Codification" or "ASC") 820, Fair Value Measurements and Disclosures, in the first quarter of 2008. ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires Main Street to assume that the portfolio investment is to be sold in the principal market to independent market participants, or in the absence of a principal market, in the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. With the adoption of this statement, Main Street incorporated the income approach to estimate the fair value of its LMM portfolio debt investments principally using a yield-to-maturity model.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

       Main Street's portfolio strategy calls for it to invest primarily in illiquid securities issued by private, LMM companies as well as privately placed debt securities issued by private, middle market companies that are generally larger in size than the LMM companies. These portfolio investments may be subject to restrictions on resale and will generally have no established trading market. Main Street determines in good faith the fair value of its portfolio investments pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by its Board of Directors and in accordance with the 1940 Act. Main Street reviews external events, including private mergers, sales and acquisitions involving comparable companies, and includes these events in the valuation process. Main Street's valuation policy and process are intended to provide a consistent basis for determining the fair value of the portfolio.

       For valuation purposes, control investments are composed of equity and debt securities for which Main Street has a controlling interest in the portfolio company or has the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for Main Street's control investments. As a result, Main Street determines the fair value of control investments using a combination of market and income approaches. Under the market approach, Main Street will typically use the enterprise value methodology to determine the fair value of these investments. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization ("EBITDA"), cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, Main Street analyzes various factors, including the portfolio company's historical and projected financial results. Main Street allocates the enterprise value to investments in order of the legal priority of the investments. Main Street will also use the income approach to determine the fair value of these securities, based on projections of the discounted future free cash flows that the portfolio company or the debt security will likely generate. The valuation approaches for Main Street's control investments estimate the value of the investment if it were to sell, or exit, the investment, assuming the highest and best use of the investment by market participants. In addition, these valuation approaches consider the value associated with Main Street's ability to control the capital structure of the portfolio company, as well as the timing of a potential exit.

       For valuation purposes, non-control LMM portfolio investments are composed of debt and equity securities for which Main Street does not have a controlling interest in the portfolio company, or the ability to nominate a majority of the portfolio company's board of directors. Market quotations for non-control LMM investments are generally not readily available. For non-control LMM portfolio investments, Main Street uses a combination of the market and income approaches to value its equity investments and the income approach to value its debt instruments. For non-control LMM debt investments, Main Street determines the fair value primarily using a yield approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Main Street's estimate of the expected repayment date of a LMM debt security is generally the legal maturity date of the instrument, as Main Street generally intends to hold its loans to maturity. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. Main Street will use the value determined by the yield analysis as the fair value for that security; however, because of Main Street's general intent to hold its loans to maturity, the fair value will not exceed the face amount of the LMM debt security. A change in the assumptions that Main Street uses to estimate the fair value of its LMM debt securities using the yield analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or a debt security is in workout status, Main Street may consider other factors in determining the fair value of a LMM debt security,

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis.

       Pursuant to its internal valuation process, Main Street performs valuation procedures on each LMM portfolio company once a quarter. In addition to its internal valuation process, in arriving at estimates of fair value for portfolio companies, Main Street, among other things, consults with a nationally recognized independent advisor. The nationally recognized independent advisor is generally consulted relative to each LMM portfolio investment at least once in every calendar year, and for new LMM portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, Main Street may determine that it is not cost-effective, and as a result is not in its stockholders' best interest, to consult with the nationally recognized independent advisor on one or more LMM portfolio companies. Such instances include, but are not limited to, situations where the fair value of Main Street's investment in a LMM portfolio company is determined to be insignificant relative to the total investment portfolio. Main Street consulted with its independent advisor in arriving at Main Street's determination of fair value on a total of 34 portfolio companies, including 33 LMM portfolio companies and our affiliated Investment Manager, for the year ended December 31, 2010, representing approximately 79% of the total LMM portfolio and affiliated Investment Manager investments at fair value as of December 31, 2010. Main Street consulted with its independent advisor relative to Main Street's determination of fair value on 8, 10, 8, and 8 LMM portfolio investments for the quarters ended March 31, June 30, September 30, and December 31, 2010, respectively. The Board of Directors of Main Street has the final responsibility for reviewing and approving, in good faith, Main Street's estimate of the fair value for the investments consistent with the 1940 Act requirements.

       Main Street's private placement portfolio investments primarily consist of direct or secondary purchases of interest-bearing securities in companies that are generally larger in size than the LMM companies included in Main Street's portfolio. For valuation purposes, all of Main Street's private placement portfolio investments are non-control investments and are composed of debt securities for which Main Street does not have a controlling interest in the portfolio company, or the ability to nominate a majority of the portfolio company's board of directors. Main Street primarily uses observable inputs to determine the fair value of these investments through obtaining third party quotes or other independent pricing. As of December 31, 2010, Main Street had privately placed portfolio investments in 16 companies collectively totaling approximately $67.1 million in fair value with a total cost basis of approximately $65.6 million. The weighted average revenues for the 16 privately placed portfolio company investments was approximately $352 million. All of Main Street's privately placed portfolio investments were in the form of debt investments and 71% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average effective yield on Main Street's privately placed portfolio debt investments was approximately 12.5% as of December 31, 2010.

       Due to the inherent uncertainty in the valuation process, Main Street's estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. Main Street estimates the fair value of each individual investment and records changes in fair value as unrealized appreciation or depreciation.

       Main Street uses a standard internal portfolio investment rating system in connection with its investment oversight, portfolio management/analysis and investment valuation procedures. This system takes into account both quantitative and qualitative factors of the portfolio company and the investments held therein.

       Main Street believes its investments as of December 31, 2010 and 2009 approximate fair value as of those dates based on the market in which Main Street operates and other conditions in existence at those reporting periods.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

2.    Use of Estimates

       The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results may differ from these estimates under different conditions or assumptions. Additionally, as explained above, the financial statements include portfolio investments whose values have been estimated by Main Street with the oversight, review and approval by Main Street's Board of Directors in the absence of readily ascertainable market values. Because of the inherent uncertainty of the portfolio investment valuations, those estimated values may differ significantly from the values that would have been used had a readily available market for the investments existed, and it is reasonably possible that the differences could be material.

3.    Cash and Cash Equivalents

       Cash and cash equivalents consist of highly liquid investments with an original maturity of three months or less at the date of purchase. Cash and cash equivalents are carried at cost, which approximates fair value.

4.    Marketable Securities and Idle Funds Investments

       Marketable securities and idle funds investments include investments in certificates of deposit, U.S. government agency securities, intermediate-term secured debt, independently rated debt investments, and diversified bond funds. See the "Consolidated Schedule of Investments" for more information on marketable securities and idle funds investments.

5.    Interest and Dividend Income

       Interest and dividend income is recorded on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared or at the point an obligation exists for the portfolio company to make a distribution. In accordance with Main Street's valuation policy, accrued interest and dividend income is evaluated periodically for collectability. When a loan or debt security becomes 90 days or more past due, and if Main Street otherwise does not expect the debtor to be able to service all of its debt or other obligations, Main Street will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security's status significantly improves regarding ability to service the debt or other obligations, or if a loan or debt security is fully impaired, sold or written off, it will be removed from non-accrual status.

       While not significant to its total portfolio, Main Street holds debt and preferred equity instruments in its investment portfolio that contain payment-in-kind ("PIK") interest and cumulative dividend provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. Cumulative dividends are recorded as dividend income, and any dividends in arrears are added to the balance of the preferred equity investment. The actual collection of dividends in arrears may be deferred until such time as the preferred equity is redeemed. To maintain regulated investment company ("RIC") tax treatment (as discussed below), these non-cash sources of income will need to be paid out to stockholders in the form of distributions, even though Main Street may not have collected the PIK interest and cumulative dividends in cash.

       As of December 31, 2010, Main Street had two investments on non-accrual status, which comprised approximately 2.6% of the investment portfolio at fair value. At December 31, 2009, Main Street had three

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

investments on non-accrual status, which comprised approximately 1.1% of the investment portfolio at fair value.

6.    Deferred Financing Costs

       Deferred financing costs include SBIC debenture commitment fees and SBIC debenture leverage fees which have been capitalized and which are amortized into interest expense over the term of the debenture agreement (10 years).

       Deferred financing costs also include costs related to a two-year term treasury line of credit and a three-year term investment credit facility. These costs have been capitalized and are amortized into interest expense over their respective terms. The treasury line of credit was voluntarily terminated in 2009, and the remaining unamortized costs associated with the treasury line of credit were expensed in 2009.

7.    Fee Income — Structuring and Advisory Services

       Main Street may periodically provide services, including structuring and advisory services, to its portfolio companies. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are accreted into interest income over the life of the financing.

8.    Unearned Income — Debt Origination Fees and Original Issue Discount

       Main Street capitalizes upfront debt origination fees received in connection with financings and reflects such fees as unearned income netted against investments. Main Street will also capitalize and offset direct loan origination costs against the origination fees received. The unearned income from the fees, net of direct debt origination costs, is accreted into interest income based on the effective interest method over the life of the financing.

       In connection with its portfolio debt investments, Main Street sometimes receives nominal cost warrants ("nominal cost equity") that are valued as part of the negotiation process with the particular portfolio company. When Main Street receives nominal cost equity, Main Street allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any resulting discount from recording the debt is reflected as unearned income, which is netted against the debt investment, and accreted into interest income based on the effective interest method over the life of the debt.

9.    Share-Based Compensation

       Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation — Stock Compensation. Accordingly, for restricted stock awards, Main Street measures the grant date fair value based upon the market price of its common stock on the date of the grant and amortizes that fair value to share-based compensation expense over the requisite service period or vesting term.

10.  Income Taxes

       MSCC has elected and intends to continue to qualify for the tax treatment applicable to a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and, among other things, intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, MSCC is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, each year. Depending on the level of taxable income earned in a tax year,

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

MSCC may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income.

       The Taxable Subsidiaries hold certain portfolio investments of Main Street. The Taxable Subsidiaries are consolidated for U.S. GAAP reporting purposes, and the portfolio investments held by them are included in Main Street's consolidated financial statements. The Taxable Subsidiaries permit Main Street to hold equity investments in portfolio companies which are "pass through" entities for tax purposes in order to comply with the "source income" requirements contained in the RIC tax provisions. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense, or benefit, as a result of their ownership of certain portfolio investments. This income tax expense, or benefit, is reflected in Main Street's Consolidated Statement of Operations.

       The Taxable Subsidiaries use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

       Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Taxable income generally excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

11.  Net Realized Gains or Losses from Investments and Net Change in Unrealized Appreciation or Depreciation from Investments

       Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption of an investment and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period net of recoveries and realized gains or losses from in-kind redemptions. Net change in unrealized appreciation or depreciation from investments reflects the net change in the valuation of the investment portfolio and financial instruments pursuant to Main Street's valuation guidelines and the reclassification of any prior period unrealized appreciation or depreciation on exited investments.

12.  Concentration of Credit Risks

       Main Street places its cash in financial institutions, and, at times, such balances may be in excess of the federally insured limit.

13.  Fair Value of Financial Instruments

       Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Main Street believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, marketable securities, receivables, accounts payable and accrued liabilities approximate the fair values of such items. Marketable securities and idle funds investments generally include investments in certificates of deposit, U.S. government agency securities, intermediate-term secured debt, independently rated debt investments, and diversified bond funds. The fair value determination for these investments under the provisions of ASC 820 primarily consists of Level 2 observable inputs.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

       The SBIC debentures remain a strategic advantage due to their flexible structure, long-term duration, and low fixed interest rates. As part of the Exchange Offer Transactions, Main Street elected the fair value option under ASC 825, Financial Instruments ("ASC 825") relating to accounting for debt obligations at their fair value, for those SBIC debentures acquired (the "Acquired Debentures"). The fair value option was elected for the Acquired Debentures as part of the acquisition accounting related to the Exchange Offer. In order to provide for a more consistent basis of presentation, Main Street has elected and will continue to elect the fair value option for SBIC debentures issued by MSC II subsequent to the Exchange Offer. Once the fair value option is elected for a given SBIC debenture, the deferred loan costs associated with the debenture are fully expensed in the current period to "Net Change in Unrealized Appreciation (Depreciation) — SBIC debentures" as part of the fair value adjustment. Interest associated with SBIC debentures valued at fair value is expensed to "Interest" expense.

14.  Earnings per Share

       Basic and diluted per share calculations are computed utilizing the weighted average number of shares of common stock outstanding for the period. Main Street adopted the amended guidance in ASC 260, Earnings Per Share. Based on the guidance, Main Street determined that unvested shares of restricted stock are participating securities and should therefore be included in the basic earnings per share calculation. As a result, for all periods presented, there is no difference between diluted earnings per share and basic earnings per share amounts.

       As a result of the Exchange Offer Transactions, the net earnings attributable to the remaining externally owned noncontrolling interest in MSC II is excluded from all per share amounts presented and the per share amounts only reflect the net earnings attributable to Main Street's ownership interest in MSC II.

15.  Recently Issued Accounting Standards

       In June 2009, FASB issued ASC 810, Amendments to FASB Interpretation No. 46(R) ("ASC 810"), which amends the guidance in FASB Interpretation No. ("FIN") 46(R), Consolidation of Variable Interest Entities. It requires reporting entities to evaluate former qualifying special-purpose entities ("QSPEs") for consolidation, changes the approach to determining the primary beneficiary of a variable interest entity (a "VIE") from a quantitative assessment to a qualitative assessment designed to identify a controlling financial interest, and increases the frequency of required reassessments to determine whether a company is the primary beneficiary of a VIE. It also clarifies, but does not significantly change, the characteristics that identify a VIE. ASC 810 requires additional year-end and interim disclosures for public and non-public companies. ASC 810 is effective as of the beginning of a company's first fiscal year that begins after November 15, 2009 and for subsequent interim and annual reporting periods. Main Street adopted ASC 810 on January 1, 2010. The FASB agreed at its January 27, 2010 meeting to issue an Accounting Standards Update ("ASU") to finalize its proposal to indefinitely defer ASC 810 for reporting enterprises' interests in entities that either have all of the characteristics of investment companies or for which it is industry practice to apply measurement principles for financial reporting purposes consistent with those that apply to investment companies. The provisions of ASC 810 will not have any impact on Main Street's financial condition or results of operations.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

       In January 2010, the FASB issued ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820), Improving Disclosures About Fair Value Measurements ("ASU 2010-06"). ASU 2010-06 adds new requirements for disclosures about transfers into and out of Level 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation, inputs and valuation techniques. ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010. Adoption of ASU 2010-06 is not expected to have a significant impact on Main Street's financial condition and results of operations.

       In December 2007, the FASB issued ASC 805, Business Combinations. Under ASC 805, an acquiring entity will be required to recognize all the assets acquired and liabilities assumed in a transaction at the acquisition-date fair value, with limited exceptions, replacing the previous cost-allocation process. ASC 805 also includes a substantial number of new disclosure requirements. ASC 805 is to be applied prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Early adoption is prohibited. Main Street adopted ASC 805 on January 1, 2009. Main Street accounted for the Exchange Offer under ASC 805 with the impact on the financial statements discussed in Note J.

NOTE C — FAIR VALUE HIERARCHY FOR PORTFOLIO AND IDLE FUNDS INVESTMENTS

       In connection with valuing investments, Main Street adopted the provisions of ASC 820 in the first quarter of 2008. ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements. Main Street accounts for its investments at fair value.

Fair Value Hierarchy

       In accordance with ASC 820, Main Street has categorized its investments based on the priority of the inputs to the valuation technique, into a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical investments (Level 1) and the lowest priority to unobservable inputs (Level 3).

       Investments recorded on Main Street's balance sheet are categorized based on the inputs to the valuation techniques as follows:

         Level 1 — Investments whose values are based on unadjusted quoted prices for identical assets in an active market that Main Street has the ability to access (examples include investments in active exchange-traded equity securities and investments in most U.S. government and agency securities).

         Level 2 — Investments whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the investment. Level 2 inputs include the following:

    •
    Quoted prices for similar assets in active markets (for example, investments in restricted stock);

    •
    Quoted prices for identical or similar assets in non-active markets (for example, investments in thinly traded public companies);

    •
    Pricing models whose inputs are observable for substantially the full term of the investment (for example, market interest rate indices); and

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

    •
    Pricing models whose inputs are derived principally from, or corroborated by, observable market data through correlation or other means for substantially the full term of the investment.

         Level 3 — Investments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management's own assumptions about the assumptions a market participant would use in pricing the investment (for example, investments in illiquid securities issued by private companies).

       As required by ASC 820, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, gains and losses for such investments categorized within the Level 3 table below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3). Main Street conducts reviews of fair value hierarchy classifications on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain investments.

       As of December 31, 2010 and 2009, all of Main Street's private placement portfolio investments, marketable securities and idle funds investments consisted primarily of investments in debt investments, independently rated debt investments, certificates of deposit, and diversified bond funds. The fair value determination for these investments primarily consisted of observable inputs in non-active markets. As a result, all of Main Street's private placement portfolio investments, marketable securities and idle funds investments were categorized as Level 2 as of December 31, 2010 and 2009.

       As of December 31, 2010 and 2009, all of Main Street's LMM portfolio investments consisted of illiquid securities issued by private companies. The fair value determination for these investments primarily consisted of unobservable inputs. As a result, all of Main Street's LMM portfolio investments were categorized as Level 3. The fair value determination of each portfolio investment required one or more of the following unobservable inputs:

  •
  Financial information obtained from each portfolio company, including unaudited statements of operations and balance sheets for the most recent period available as compared to budgeted numbers;

  •
  Current and projected financial condition of the portfolio company;

  •
  Current and projected ability of the portfolio company to service its debt obligations;

  •
  Type and amount of collateral, if any, underlying the investment;

  •
  Current financial ratios (e.g., fixed charge coverage ratio, interest coverage ratio, and net debt/EBITDA ratio) applicable to the investment;

  •
  Current liquidity of the investment and related financial ratios (e.g., current ratio and quick ratio);

  •
  Pending debt or capital restructuring of the portfolio company;

  •
  Projected operating results of the portfolio company;

  •
  Current information regarding any offers to purchase the investment;

  •
  Current ability of the portfolio company to raise any additional financing as needed;

  •
  Changes in the economic environment which may have a material impact on the operating results of the portfolio company;

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

  •
  Internal occurrences that may have an impact (both positive and negative) on the operating performance of the portfolio company;

  •
  Qualitative assessment of key management;

  •
  Contractual rights, obligations or restrictions associated with the investment; and

  •
  Other factors deemed relevant.

       The following table provides a summary of changes in fair value of Main Street's Level 3 portfolio investments for the year ended December 31, 2010:

Type of Investment	December 31, 2009 Fair Value	MSC II Exchange Offer	Accretion of Unearned Income	Redemptions/ Repayments/ Exits(1)	New Investments(1)	Net Changes from Unrealized to Realized	Net Unrealized Appreciation (Depreciation)	December 31, 2010 Fair Value
Debt	$84,309,980	$56,143,458	$1,434,415	$(24,376,914)	$63,375,038	$3,702,132	$(694,039)	$183,894,070
Equity	30,377,672	9,066,290	—	1,647,363	17,372,359	(485,735)	3,223,771	61,201,720
Equity warrants	11,197,571	5,864,324	—	(3,678,017)	4,396,354	(327,983)	7,628,714	25,080,963
Investment Manager	16,036,838	(13,715,958)	—	—	—	—	(269,225)	2,051,655

	$141,922,061	$57,358,114	$1,434,415	$(26,407,568)	$85,143,751	$2,888,414	$9,889,221	$272,228,408

(1)
Includes the impact of non-cash conversions

       The following table provides a summary of changes in fair value of the Level 3 SBIC Debentures recorded at fair value for the year ended December 31, 2010:

Type of Investment	December 31, 2009 Fair Value	SBIC Debentures Acquired in MSC II Exchange Offer	Repayments	New SBIC Debentures	Net Unrealized (Appreciation) Depreciation	December 31, 2010 Fair Value
SBIC Debentures at fair value	$—	$53,139,092	$—	$25,000,000	$(7,581,117)	$70,557,975

       At December 31, 2010 and 2009, Main Street's investments and SBIC Debentures at fair value were categorized as follows in the fair value hierarchy for ASC 820 purposes:

		Fair Value Measurements
At December 31, 2010	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
LMM portfolio investments	$279,619,629	$—	$9,442,876	$270,176,753
Private placement portfolio investments	67,139,790	—	67,139,790	—
Investment in affiliated Investment Manager	2,051,655	—	—	2,051,655

Total portfolio investments	348,811,074	—	76,582,666	272,228,408
Marketable securities and idle funds investments	68,752,858	—	68,752,858	—

Total investments	$417,563,932	$—	$145,335,524	$272,228,408

SBIC Debentures at fair value	$70,557,975	$—	$—	$70,557,975

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

		Fair Value Measurements
At December 31, 2009	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
LMM portfolio investments	$125,885,223	$—	$—	$125,885,223
Private placement portfolio investments	14,817,933	—	14,817,933	—
Investment in affiliated Investment Manager	16,036,838	—	—	16,036,838

Total portfolio investments	156,739,994	—	14,817,933	141,922,061
Marketable securities and idle funds investments	3,252,954	—	3,252,954	—

Total investments	$159,992,948	$—	$18,070,887	$141,922,061

       For the year ended December 31, 2010, there were no transfers within the three fair value hierarchy levels.

LMM Portfolio Investments

       Main Street's LMM portfolio investments principally consist of secured debt, equity warrants and direct equity investments in privately held, LMM companies. The LMM debt investments are secured by either a first or second lien on the assets of the portfolio company, generally bear interest at fixed rates, and generally mature between five and seven years from the original investment. In most LMM portfolio companies, Main Street also receives nominally priced equity warrants and/or makes direct equity investments, usually in connection with a debt investment.

       Investment income, consisting of interest, dividends and fees, can fluctuate dramatically due to various factors, including repayment of a debt investment or sale of an equity interest. Revenue recognition in any given year could be highly concentrated among several portfolio companies. For the years ended December 31, 2010 and 2009, Main Street did not record investment income from any portfolio company in excess of 10% of total investment income.

       As of December 31, 2010, Main Street had debt and equity investments in 44 LMM portfolio companies with an aggregate fair value of $279.6 million and a weighted average effective yield on its LMM debt investments of approximately 14.5%. Approximately 77% of Main Street's total LMM portfolio investments at cost were in the form of debt investments and 91% of such debt investments at cost were secured by first priority liens on the assets of Main Street's LMM portfolio companies as of December 31, 2010. At December 31, 2010, Main Street had equity ownership in approximately 91% of its LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 33%. As of December 31, 2009, Main Street had debt and equity investments in 35 LMM portfolio companies with an aggregate fair value of $125.9 million and a weighted average effective yield on its LMM debt investments of approximately 14.3%. The weighted average yields were computed using the effective interest rates for all debt investments at December 31, 2010 and 2009, including amortization of deferred debt origination fees and accretion of original issue discount but excluding liquidation fees payable upon repayment and any debt investments on non-accrual status.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

       Summaries of the composition of Main Street's LMM investment portfolio at cost and fair value as a percentage of total LMM portfolio investments are shown in the following table:

Cost:	December 31, 2010	December 31, 2009
First lien debt	70.6%	69.3%
Equity	17.7%	13.4%
Second lien debt	6.7%	10.7%
Equity warrants	5.0%	6.6%

	100.0%	100.0%

Fair Value:	December 31, 2010	December 31, 2009
First lien debt	62.6%	57.4%
Equity	21.9%	19.5%
Equity warrants	9.0%	13.5%
Second lien debt	6.5%	9.6%

	100.0%	100.0%

       The following table shows the LMM portfolio composition by geographic region of the United States at cost and fair value as a percentage of total LMM portfolio investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

Cost:	December 31, 2010	December 31, 2009
Southwest	50.5%	50.1%
West	29.3%	28.6%
Midwest	7.2%	6.9%
Southeast	7.0%	9.0%
Northeast	6.0%	5.4%

	100.0%	100.0%

Fair Value:	December 31, 2010	December 31, 2009
Southwest	51.8%	51.1%
West	28.4%	28.4%
Midwest	7.2%	6.3%
Southeast	6.4%	8.4%
Northeast	6.2%	5.8%

	100.0%	100.0%

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

       Main Street's LMM portfolio investments are generally in companies conducting business in a variety of industries. Set forth below are tables showing the composition of Main Street's LMM portfolio investments by industry at cost and fair value as of December 31, 2010 and 2009:

Cost:	December 31, 2010	December 31, 2009
Professional services	15.4%	12.7%
Equipment rental	8.4%	3.6%
Information services	7.8%	5.1%
Retail	7.4%	7.5%
Industrial equipment	7.2%	6.4%
Industrial services	7.2%	5.0%
Media/Marketing	6.6%	0.0%
Metal fabrication	6.3%	2.5%
Electronics manufacturing	5.2%	7.1%
Health care services	5.0%	4.7%
Precast concrete manufacturing	4.4%	9.7%
Restaurant	3.3%	5.6%
Custom wood products	3.0%	6.7%
Agricultural services	2.8%	6.6%
Consumer Products	2.6%	0.0%
Manufacturing	2.4%	4.1%
Governmental services	1.8%	2.0%
Transportation/Logistics	1.3%	6.1%
Health care products	1.2%	3.0%
Infrastructure products	0.7%	1.6%

	100.0%	100.0%

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Fair Value:	December 31, 2010	December 31, 2009
Professional services	14.3%	12.2%
Information services	8.5%	4.4%
Industrial services	7.8%	7.0%
Equipment rental	7.3%	2.3%
Health care services	7.1%	9.1%
Retail	6.6%	6.6%
Metal fabrication	6.5%	4.5%
Industrial equipment	6.3%	5.2%
Media/Marketing	5.9%	0.0%
Electronics manufacturing	5.0%	6.2%
Precast concrete manufacturing	4.9%	11.5%
Restaurant	3.7%	6.2%
Agricultural services	3.3%	7.9%
Custom wood products	3.0%	1.6%
Manufacturing	2.7%	3.9%
Consumer Products	2.3%	0.0%
Transportation/Logistics	1.8%	6.3%
Governmental services	1.8%	2.1%
Health care products	1.1%	2.9%
Infrastructure products	0.1%	0.1%

	100.0%	100.0%

       At December 31, 2010, Main Street had no investments that were greater than 10% of its total investment portfolio at fair value. At December 31, 2009, Main Street had one investment that was greater than 10% of its total investment portfolio at fair value. That investment represented approximately 12% of the portfolio at fair value.

NOTE D — WHOLLY OWNED INVESTMENT MANAGER

       As part of the Formation Transactions, the Investment Manager became a wholly owned subsidiary of MSCC. However, the Investment Manager is accounted for as a portfolio investment, since the Investment Manager is not an investment company and since it conducts a significant portion of its investment management activities for parties outside of MSCC and its consolidated subsidiaries. The Investment Manager receives recurring investment management fees from MSC II pursuant to a separate investment advisory agreement. The payments due under the investment advisory agreement were fixed at $3.3 million per year, paid quarterly, until September 30, 2010. Subsequent to September 30, 2010, under the investment advisory agreement, MSC II is obligated to pay a 2% annualized management fee based upon MSC II assets under management. Subsequent to the closing of the Exchange Offer, the investment in the Investment Manager was reduced to reflect the pro rata portion of the MSC II management fees acquired by MSCC. The Investment Manager also receives certain management, consulting and advisory fees for providing these services for third parties, and collectively with the MSC II management fees attributable to the remaining noncontrolling interest in MSC II, the "External Services." The portfolio investment in the Investment Manager is accounted for using fair value accounting, with the fair value determined by Main Street and approved, in good faith, by Main Street's Board of Directors, based on the same valuation methodologies applied to determine the original valuation. The valuation for the Investment Manager is based on the total estimated present value of the net cash flows received for the External Services, over the estimated dollar averaged life of the related investment management, advisory or consulting contract, and is also based on comparable public market

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

transactions. The net cash flows utilized in the valuation of the Investment Manager exclude any revenues and expenses from MSCC and its subsidiaries, but include the revenues attributable to External Services, and are reduced by an estimated allocation of costs related to providing such External Services. Any change in fair value of the investment in the Investment Manager is recognized on Main Street's statement of operations as "Unrealized appreciation (depreciation) in Investment in affiliated Investment Manager," with a corresponding increase (in the case of appreciation) or decrease (in the case of depreciation) to "Investment in affiliated Investment Manager" on Main Street's balance sheet. As part of the Exchange Offer Transactions, the investment in the Investment Manager was reduced $13.7 million and recorded against "Additional paid-in capital" as an adjustment to the original valuation recorded as part of the Formation Transactions. Main Street believes that the valuation for the Investment Manager will generally decrease over the life of the investment management, advisory and consulting contracts attributable to third parties, absent obtaining additional recurring cash flows from performing External Services for other external investment entities or other third parties.

       The Investment Manager has elected, for tax purposes, to be treated as a taxable entity and is taxed at normal corporate tax rates based on its taxable income. The taxable income of the Investment Manager may differ from its book income due to temporary book and tax timing differences, as well as permanent differences. The Investment Manager provides for any current taxes payable and deferred tax items in its separate financial statements.

       MSCC has a support services agreement with the Investment Manager that is structured to provide reimbursement to the Investment Manager for any personnel, administrative and other costs it incurs in conducting its operational and investment management activities in excess of the fees received for providing management advisory services. As a wholly owned subsidiary of MSCC, the Investment Manager manages the day-to-day operational and investment activities of MSCC and its subsidiaries. The Investment Manager pays personnel and other administrative expenses, except those specifically required to be borne by MSCC which principally include direct costs that are specific to MSCC's status as a publicly traded entity. The expenses paid by the Investment Manager include the cost of salaries and related benefits, rent, equipment and other administrative costs required for day-to-day operations.

       Pursuant to the support services agreement with MSCC, the Investment Manager is reimbursed by MSCC for its excess cash expenses associated with providing investment management and other services to MSCC and its subsidiaries, as well as third parties. Each quarter, as part of the support services agreement, MSCC makes payments to cover all cash expenses incurred by the Investment Manager, less fees that the Investment Manager receives pursuant to long-term investment advisory agreements and consulting agreements. Subsequent to the consolidation of MSC II in connection with the Exchange Offer, the management fees paid by MSC II to the Investment Manager are now included in "Expenses reimbursed to affiliated Investment Manager" on the Statement of Operations along with any additional net costs reimbursed by MSCC to the Investment Manager pursuant to the support services agreement. For the year ended December 31, 2010, the expenses reimbursed by MSCC and management fees paid by MSC II to the Investment Manager totaled $5.3 million. For the year ended December 31, 2009, the expenses reimbursed by MSCC to the Investment Manager were $0.6 million.

       In its separate stand-alone financial statements as summarized below, the Investment Manager recognized an $18 million intangible asset related to the investment advisory agreement with MSC II consistent with Staff Accounting Bulletin No. 54, Application of "Pushdown" Basis of Accounting in Financial Statements of Subsidiaries Acquired by Purchase ("SAB 54"). Under SAB 54, push-down accounting is required in "purchase transactions that result in an entity becoming substantially wholly owned." In this case, MSCC acquired 100% of the equity interests in the Investment Manager. Because the $18 million value attributed to MSCC's investment in the Investment Manager was derived from the long-term, recurring management fees

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

under the investment advisory agreement with MSC II, the same methodology used to determine the $18 million valuation of the Investment Manager was utilized to establish the push-down accounting basis for the intangible asset. The intangible asset is being amortized over the estimated economic life of the investment advisory agreement with MSC II. For the years ended December 31, 2010, 2009, and 2008, the Investment Manager recognized $1.1 million, $1.0 million, and $1.2 million in amortization expense associated with the intangible asset. Amortization expense is not included in the expenses reimbursed by MSCC to the Investment Manager based upon the support services agreement since it is non-cash in nature.

       Summarized financial information from the separate financial statements of the Investment Manager is as follows:

	As of December 31,
	2010	2009
	(Unaudited)
Cash	$191,645	$70,882
Accounts receivable	75,501	24,796
Accounts receivable — MSCC	15,124	217,422
Intangible asset (net of accumulated amortization of $3,209,740 and $2,124,797 as of December 31, 2010 and 2009, respectively)	14,790,260	15,875,203
Deposits and other	139,244	80,719

Total assets	$15,211,774	$16,269,022

Accounts payable and accrued liabilities	$566,087	$538,391
Equity	14,645,687	15,730,631

Total liabilities and equity	$15,211,774	$16,269,022

	Years Ended December 31,
	2010	2009	2008
	(Unaudited)
Management fee income from Main Street Capital II	$3,054,011	$3,325,200	$3,325,200
Other management advisory fees	369,595	287,200	47,750

Total income	3,423,606	3,612,400	3,372,950
Salaries, benefits and other personnel costs	(4,542,861)	(3,415,837)	(3,483,336)
Occupancy expense	(308,380)	(348,761)	(184,285)
Professional expenses	(102,122)	(12,794)	(81,208)
Amortization expense — intangible asset	(1,084,943)	(950,589)	(1,174,207)
Other expenses	(679,365)	(404,876)	(630,956)
Expense reimbursement from MSCC	2,209,122	569,868	1,006,835

Total net expenses	(4,508,549)	(4,562,989)	(4,547,157)

Net income	$(1,084,943)	$(950,589)	$(1,174,207)

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE E — DEFERRED FINANCING COSTS

       Deferred financing costs balances as of December 31, 2010 and 2009 are as follows:

	As of December 31,
	2010	2009
SBIC debenture commitment fees	$1,000,000	$650,000
SBIC debenture leverage fees	2,095,075	1,610,075
Other	953,154	423,109

Subtotal	4,048,229	2,683,184
Accumulated amortization	(1,504,584)	(1,071,676)

Net deferred financing costs balance	$2,543,645	$1,611,508

       Estimated aggregate amortization expense for each of the five years succeeding December 31, 2010 and thereafter is as follows:

Years Ended December 31,	Estimated Amortization
2011	$538,410
2012	$540,399
2013	$469,593
2014	$238,070
2015	$174,283
2016 and thereafter	$493,371

NOTE F — SBIC DEBENTURES

       SBIC debentures payable at December 31, 2010 and 2009 were $180 million and $65 million, respectively. SBIC debentures provide for interest to be paid semi-annually, with principal due at the applicable 10-year maturity date. The weighted average interest rate as of December 31, 2010 and 2009 was 5.2% and 5.0%, respectively. The first principal maturity due under the existing SBIC debentures is in 2013, and the weighted average duration is approximately 7.1 years. For the year ended December 31, 2010, Main Street recognized $8.5 million in interest expense attributable to the SBIC debentures. In accordance with SBA regulations, the Funds are precluded from incurring additional non-SBIC debt without the prior approval of the SBA. The Funds are subject to annual compliance examinations by the SBA. There have been no historical findings resulting from these examinations.

       As of December 31, 2010, the recorded value of the SBIC debentures was $155.6 million which consisted of (i) $70.6 million recorded at fair value, or $24.4 million less than the $95.0 million face value of these SBIC debentures, and (ii) $85.0 million reported at face value and held in MSMF, the SBIC that was owned by Main Street prior to the Exchange Offer. As of December 31, 2010, had Main Street adopted the fair value option under ASC 825 for all of its SBIC debentures, Main Street estimates the fair value of its SBIC debentures would be approximately $142.8 million, or $37.2 million less than the face value of the SBIC debentures.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

       SBIC Debentures payable at December 31, 2010 and 2009 consist of the following:

Pooling Date	Maturity Date	Fixed Interest Rate	Amount
9/24/2003	9/1/2013	5.7620%	$4,000,000
3/24/2004	3/1/2014	5.0070%	3,000,000
9/22/2004	9/1/2014	5.5710%	9,000,000
9/22/2004	9/1/2014	5.5390%	6,000,000
3/23/2005	3/1/2015	5.9250%	2,000,000
3/23/2005	3/1/2015	5.8930%	2,000,000
9/28/2005	9/1/2015	5.7960%	19,100,000
3/28/2007	3/1/2017	6.2310%	3,900,000
3/28/2007	3/1/2017	6.2630%	1,000,000
3/28/2007	3/1/2017	6.3170%	5,000,000
3/24/2010	3/1/2020	4.5140%	10,000,000

Balances as of December 31, 2009			65,000,000
Debentures Acquired in the Exchange Offer on January 7, 2010
9/27/2006	9/1/2016	6.4760%	5,000,000
3/28/2007	3/1/2017	6.3170%	7,100,000
9/26/2007	9/1/2017	6.4340%	19,800,000
9/26/2007	9/1/2017	6.4690%	7,900,000
3/26/2008	3/1/2018	6.3770%	10,200,000
9/23/2009	9/1/2019	4.9500%	20,000,000

Balances as of Consummation of the Exchange Offer			135,000,000
9/22/2010	9/1/2020	3.9320%	10,000,000
9/22/2010	9/1/2020	3.5000%	35,000,000

Balances as of December 31, 2010			$180,000,000

NOTE G — CREDIT FACILITY

       In September 2010, Main Street entered into an $85 million, three-year credit facility (the "Credit Facility") with a group of bank lenders, and in January 2011, Main Street expanded the Credit Facility from $85 million to $100 million. The purpose of the Credit Facility is to provide additional liquidity in support of future investment and operational activities. The revisions to the Credit Facility provide several benefits to Main Street, including (i) an expansion of the total committed facility size to $100 million compared with Main Street's prior $30 million credit facility, (ii) increased advance rates applicable to Main Street's eligible investments, (iii) the addition of new lenders which further diversifies the Main Street lending group to a total of six participants, and (iv) an extension of the maturity date to September 20, 2013. The accordion feature of the Credit Facility allows us to seek up to $150 million of total commitments from new or existing lenders on the same terms and conditions as the existing commitments. Borrowings under the Credit Facility bear interest, subject to Main Street's election, on a per annum basis equal to (i) the applicable LIBOR rate plus 2.50% or (ii) the applicable base rate plus 1.50%. Main Street pays unused commitment fees of 0.375% per annum on the average unused lender commitments under the Credit Facility. The Credit Facility is secured by a first lien on the assets of MSCC and its subsidiaries, excluding the assets of the Funds. The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining an interest coverage ratio of at least 2.0 to 1.0, (ii) maintaining an asset coverage ratio of at least 2.5 to 1.0, and

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(iii) maintaining a minimum tangible net worth. At December 31, 2010, Main Street had $39 million in borrowings outstanding under the Credit Facility and recognized $519,439 in interest expense for the year ended December 31, 2010 related to the Credit Facility. As of December 31, 2010, Main Street was in compliance with all financial covenants of the Credit Facility.

NOTE H — FINANCIAL HIGHLIGHTS

	Years Ended December 31,
Per Share Data:	2010	2009
Net asset value at beginning of period	$11.96	$12.20
Net investment income(1)(3)	1.16	0.92
Net realized loss from investments(1)(2)(3)	(0.17)	(0.78)
Net change in unrealized appreciation (depreciation)(1)(2)(3)	1.14	0.82
Income tax (provision) benefit(1)(2)(3)	(0.05)	0.23
Bargain purchase gain(1)	0.30	—

Net increase in net assets resulting from operations(1)	2.38	1.19
Net decrease in net assets from dividends paid to stockholders	(1.50)	(1.50)
Impact of monthly dividend declared as of December 31, 2008 but paid on January 15, 2009	—	0.13
Accretive effect of public stock offerings (issuing shares above NAV per share)	0.49	—
Accretive effect of Exchange Offer	0.22	—
Adjustment to investment in Investment Manager in connection with Exchange Offer Transactions	(0.73)	—
Accretive effect of DRIP issuance (issuing shares above NAV per share)	0.08	—
Other (4)	0.16	(0.06)

Net asset value at December 31, 2010 and 2009	$13.06	$11.96

Market value at December 31, 2010 and 2009	$18.19	$16.12
Shares outstanding at December 31, 2010 and 2009	18,797,444	10,842,447

(1)
Based on weighted average number of common shares outstanding for the period.

(2)
Net realized gains or losses, net change in unrealized appreciation or depreciation, and income taxes can fluctuate significantly from period to period.

(3)
Per share amounts are net of the earnings attributable to MSC II noncontrolling interest.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(4)
Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

	Years Ended December 31,
	2010	2009	2008
Net assets at end of period	$245,534,645	$129,660,131	$112,356,056
Average net assets	$195,785,250	$120,539,528	$114,977,272
Average outstanding debt	$158,563,014	$57,000,000	$55,000,000
Ratio of total expenses, excluding interest expense, to average net assets	3.98%	2.48%	2.79%
Ratio of total expenses to average net assets	8.34%	5.63%	6.07%
Ratio of net investment income to average net assets	9.65%	7.65%	8.97%
Total return based on change in net asset value(1)	26.11%	10.64%	9.84%

(1)
Total return based on change in net asset value was calculated using the sum of ending net asset value plus distributions to stockholders during the period less equity issuances during the period, as divided by the beginning net asset value.

NOTE I — DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME

       Main Street paid monthly dividends of $0.125 per share for each month beginning January 2010 through December 2010, totaling $23.9 million, or $1.50 per share, for the period. For tax purposes, the 2010 dividends were comprised of (i) ordinary income totaling approximately $1.22 per share, (ii) long term capital gain totaling approximately $0.27 per share, and (iii) qualified dividend income totaling approximately $0.01 per share. Main Street estimates that it generated undistributed taxable income of approximately $1.6 million, or $0.09 per share, during 2010 that will be carried forward toward distributions paid in 2011. For the year ended December 31, 2009, Main Street paid dividends of approximately $14.9 million, or $1.50 per share, for the period. For tax purposes, the monthly dividend paid in January 2009 was applied against the calendar year 2008 taxable income distribution since that dividend was declared and accrued prior to December 31, 2008. For tax purposes, the 2009 dividends were comprised of ordinary income totaling approximately $1.22 per share and long term capital gain totaling approximately $0.16 per share. Ordinary dividend distributions from a RIC do not qualify for the 15% maximum tax rate on dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations (which Main Street did not receive during the 2010 year).

       MSCC has elected to be treated for federal income tax purposes as a RIC. As a RIC, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that MSCC distributes to its stockholders as dividends. MSCC must generally distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. As part of maintaining RIC status, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of the federal income tax return for the prior year.

       The Taxable Subsidiaries hold certain portfolio investments for Main Street. The Taxable Subsidiaries are consolidated with Main Street for financial reporting purposes, and the portfolio investments held by the Taxable Subsidiaries are included in Main Street's consolidated financial statements. The principal purpose of the Taxable Subsidiaries are to permit Main Street to hold equity investments in portfolio companies which

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

are "pass through" entities for tax purposes in order to comply with the "source income" requirements contained in the RIC tax provisions of the Code. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense or income tax benefit as a result of their ownership of various portfolio investments. This income tax expense or benefit, if any, is reflected in Main Street's Consolidated Statement of Operations. For the year ended December 31, 2010, Main Street recognized an income tax provision of $0.9 million primarily consisting of deferred tax expense related to net unrealized appreciation on certain portfolio investments held by the Taxable Subsidiaries.

       Main Street's provision for income taxes, including the Taxable Subsidiaries, was comprised of the following:

	Years Ended December 31,
	2010	2009	2008
Current tax expense (benefit):
Federal	$—	$(823,045)	$663,767
State	200,000	87,923	188,560

Total current tax expense (benefit)	200,000	(735,122)	852,327
Deferred tax expense (benefit):
Federal	428,064	(1,594,719)	(4,061,969)
State	246,917	—	(85,384)

Total deferred tax expense (benefit)	674,981	(1,594,719)	(4,147,353)
Excise tax	65,653	40,000	112,625

Total income tax provision (benefit)	$940,634	$(2,289,841)	$(3,182,401)

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

       Listed below is a reconciliation of "Net Increase in Net Assets Resulting From Operations" to taxable income and to total distributions declared to common stockholders for the years ended December 31, 2010 and 2009.

	Years Ended December 31,
	2010	2009
	(estimated)(1)
Net increase (decrease) in net assets resulting from operations	$39,970,351	$11,956,229
Share-based compensation expense	1,488,709	1,068,397
Net change in unrealized (appreciation) depreciation on investments	(19,639,414)	(8,242,107)
Bargain purchase gain	(4,890,582)	—
Income tax provision (benefit)	940,634	(2,289,841)
Pre-tax book loss (income) of Taxable Subsidiaries not consolidated for tax purposes	5,741,951	8,773,006
Book income and tax income differences, including debt origination, structuring fees and realized gains	963,325	270,444

Taxable income	24,574,974	11,536,128
Taxable income earned in prior year and carried forward for distribution in current year	930,925	3,129,727
Ordinary taxable income earned in current period and carried forward for distribution	(1,605,990)	(930,925)

Total distributions to common stockholders	$23,899,909	$13,734,930

(1)
Main Street's taxable income for 2010 is an estimate and will not be finally determined until the company files its 2010 tax return in 2011. Therefore, the final taxable income, and the taxable income earned in 2010 and carried forward for distribution in 2011, may be different than this estimate.

       The net deferred tax asset at December 31, 2010 and 2009 was $2.0 million and $2.7 million, respectively, and primarily related to timing differences from recognition of unrealized and realized depreciation from debt and equity investments in portfolio investments as well as timing differences from taxable income from equity investments in portfolio companies which are "pass through" entities for tax purposes. Management believes that the realization of the deferred tax asset is more likely than not based on expectations as to future taxable income and scheduled reversals of temporary differences. Accordingly, Main Street did not record a valuation allowance related to its deferred tax asset at December 31, 2010.

NOTE J — EXCHANGE OFFER

       On January 7, 2010, MSCC consummated the Exchange Offer to exchange 1,239,695 shares (the "Exchange Shares") of its common stock for approximately 88% of the total dollar value of the limited partner interests in MSC II. Pursuant to the terms of the Exchange Offer, 100% of the membership interests in MSC II GP were also transferred to MSCC for no consideration. MSC II commenced operations in January 2006, is an investment fund that operates as an SBIC and is managed by the Investment Manager. The Exchange Offer was applicable to all MSC II limited partner interests except for any limited partner interests owned by affiliates of MSCC, including any limited partner interests owned by officers or directors of MSCC. The Exchange Offer was formally approved by the SBA prior to closing. The Exchange Shares were subject to a one-year contractual lock-up from the Exchange Offer closing date. An approximately 12% minority ownership in the total dollar value of the MSC II limited partnership interests remains outstanding, including approximately 5% owned by affiliates of MSCC.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

       The Exchange Offer was accounted for under the acquisition method of accounting in accordance with ASC 805. Accordingly, the purchase price was preliminarily allocated to the acquired assets and liabilities based on their estimated fair values at the Exchange Offer acquisition date as summarized in the following table. The fair value of the MSC II net assets acquired exceeded the fair value of the stock consideration issued, resulting in a bargain purchase gain that was recorded by Main Street in the period that the Exchange Offer was completed.

Value of the stock consideration issued for limited partner interests acquired	$19,934,296 (1)
Fair value of noncontrolling limited partner interests	3,396,005 (2)

Total stock consideration and noncontrolling interest value	23,330,301
Fair value of MSC II assets and liabilities on January 7, 2010:
Cash	2,489,920
Debt investments acquired at fair value	64,925,164
Equity investments acquired at fair value	14,930,614
Other assets	808,560
SBIC debentures at fair value	(53,139,092)
Deferred tax liability assumed	(82,827)
Other liabilities	(1,519,608)

Total fair value of MSC II net assets	28,412,731

Bargain purchase gain	5,082,430
Transaction costs associated with the Exchange Offer	(191,848)

Bargain purchase gain, net of transaction costs	$4,890,582

(1)
The value of the shares of common stock exchanged for a majority of MSC II limited partner interests was based upon the closing price of Main Street's common stock at January 7, 2010, the closing date of the Exchange Offer.

(2)
The fair value of the noncontrolling limited partner interests was based on the noncontrolling interests' share in the total fair value of MSC II net assets at January 7, 2010.

       Consummation of the Exchange Offer Transactions provides Main Street with access to additional long-term, low-cost leverage capacity through the SBIC program. The American Recovery and Reinvestment Act of 2009 enacted in February 2009 (the "Stimulus Bill") increased the maximum amount of combined SBIC leverage (or SBIC leverage cap) to $225 million for affiliated SBIC funds from the previous SBIC leverage cap of approximately $137 million. Since the increase in the SBIC leverage cap applies to affiliated SBIC funds, Main Street is required to allocate such increased borrowing capacity between MSMF and MSC II. Main Street currently has access to an incremental $45 million in SBIC leverage capacity, subject to the required capitalization of each of the Funds, in addition to the $180 million of existing SBIC leverage at the Funds.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

  Supplemental pro forma information

       The following represents actual operating results for the year ended December 31, 2010 and pro forma operating results for the year ended December 31, 2009. The pro forma operating results assume the Exchange Offer Transactions had been completed as of the beginning of the 2009 calendar year:

	Years Ended December 31,
	2010	Pro Forma 2009
	(Unaudited)
	(Dollars in millions except per share amounts)
Total investment income	$36.5	$26.7

Net investment income	$19.3	$12.6

Net increase in net assets resulting from operations attributable to common stock	$38.7	$11.4

Net investment income per share — basic and diluted	$1.16	$0.87

Net increase in net assets resulting from operations attributable to common stock per share — basic and diluted	$2.38	$0.80

NOTE K — COMMON STOCK

       In August 2010, Main Street completed a public stock offering of 3,220,000 shares of common stock, including the underwriters' exercise of the over-allotment option, at a price to the public of $15.00 per share, resulting in total net proceeds of approximately $45.8 million, after deducting underwriters' commissions and offering costs.

       In January 2010, Main Street completed a public stock offering of 2,875,000 shares of common stock, including the underwriters' exercise of the over-allotment option, at a price to the public of $14.75 per share, resulting in total net proceeds of approximately $40.1 million, after deducting underwriters' commissions and offering costs.

       On November 13, 2008, Main Street announced that its Board of Directors authorized its officers, in their discretion and subject to compliance with the 1940 Act and other applicable laws, to purchase on the open market or in privately negotiated transactions, an amount up to $5 million of the outstanding shares of Main Street's common stock at prices per share not to exceed Main Street's last reported net asset value per share. The repurchase program terminated as of December 31, 2009. From January through September of 2009, Main Street purchased 164,544 shares in connection with the repurchase program at a weighted average cost of $9.82 per share.

NOTE L — DIVIDEND REINVESTMENT PLAN ("DRIP")

       Main Street's DRIP provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if Main Street declares a cash dividend, the company's stockholders who have not "opted out" of the DRIP by the dividend record date will have their cash dividend automatically reinvested into additional shares of MSCC common stock. Main Street has the option to satisfy the share requirements of the DRIP through the issuance of shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares will be valued based upon the final closing price of MSCC's common stock on the valuation date determined for

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

each dividend by Main Street's Board of Directors. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator, before any associated brokerage or other costs. Main Street's DRIP is administered by its transfer agent on behalf of Main Street's record holders and participating brokerage firms. Brokerage firms and other financial intermediaries may decide not to participate in Main Street's DRIP but may provide a similar dividend reinvestment plan.

       For the year ended December 31, 2010, $8.2 million of the total $23.9 million in dividends paid to stockholders represented DRIP participation. During this period, Main Street satisfied the DRIP participation requirements with the purchase of 35,572 shares of common stock in the open market and the issuance of 478,731 new shares. For the year ended December 31, 2009, $5.4 million of the total $14.9 million in dividends paid to stockholders represented DRIP participation. Main Street satisfied the DRIP participation requirements with the purchase of 169,742 shares of common stock in the open market and the issuance of 271,906 new shares. The shares disclosed above relate only to Main Street's DRIP and exclude any activity related to broker-managed dividend reinvestment plans.

NOTE M — SHARE-BASED COMPENSATION

       Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation — Stock Compensation. Accordingly, for restricted stock awards, Main Street measured the grant date fair value based upon the market price of its common stock on the date of the grant and will amortize this fair value to share-based compensation expense over the requisite service period or vesting term.

       On July 1, 2010, Main Street's Board of Directors approved the issuance of 149,357 shares of restricted stock to Main Street employees pursuant to the Main Street Capital Corporation 2008 Equity Incentive Plan. These shares will vest over a four-year period from the grant date and will be expensed over the four-year service period starting on the grant date. On July 1, 2009, Main Street's Board of Directors approved the issuance of 99,312 shares of restricted stock to Main Street employees pursuant to the Main Street Capital Corporation 2008 Equity Incentive Plan. These shares are vesting over a four-year period from the grant date and are being expensed over the four-year service period starting on the grant date. As of December 31, 2010, there were 1,506,005 shares of restricted stock available for issuance to employees under the Main Street Capital Corporation 2008 Equity Incentive Plan.

       On July 1, 2010, a total of 7,920 shares of restricted stock was issued to Main Street's independent directors pursuant to the Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan. These shares will vest on the day immediately preceding Main Street's 2011 annual meeting of stockholders and are being expensed over a one-year service period starting on the grant date. On July 1, 2009, a total of 8,512 shares of restricted stock was issued to Main Street's independent directors pursuant to the Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan. These shares vested on the day immediately preceding Main Street's June 2010 annual meeting of stockholders and were expensed over a one-year service period starting on the grant date. As of December 31, 2010, there were 163,568 shares of restricted stock available for issuance to non-employee directors under the Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan.

       For the years ended December 31, 2010 and 2009, Main Street recognized total share-based compensation expense of $1.5 million and $1.1 million, respectively, related to the restricted stock issued to Main Street employees and Main Street's independent directors.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

       As of December 31, 2010, there was $4.0 million of total unrecognized compensation expense related to Main Street's non-vested restricted shares. This compensation expense is expected to be recognized over a weighted-average period of approximately 2.7 years.

NOTE N — COMMITMENTS

       At December 31, 2010, Main Street had five outstanding commitments to fund unused revolving loans for up to $9.0 million in total.

NOTE O — SUPPLEMENTAL CASH FLOW DISCLOSURES

       Listed below are the supplemental cash flow disclosures for the years ended December 31, 2010, 2009, and 2008:

	Year Ended December 31,
	2010	2009	2008
Interest paid	$7,805,750	$3,415,200	$3,306,313
Taxes paid	$74,925	$109,404	$355,053
Non-cash financing activities:
Shares issued in connection with the MSC II Exchange Offer and subsequent purchases	$20,093,091	$—	$—
Shares issued pursuant to the DRIP	$7,637,090	$3,692,720	$213,729

NOTE P — SELECTED QUARTERLY DATA (UNAUDITED)

	2010
	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4
Total investment income	$7,092,839	$8,732,219	$9,005,955	$11,676,894
Net investment income	$3,220,253	$4,742,088	$4,757,564	$6,540,747
Net increase in net assets resulting from operations attributable to common stock	$9,056,545	$8,872,666	$10,943,302	$9,871,351
Net investment income per share-basic and diluted	$0.22	$0.31	$0.28	$0.34
Net increase in net assets resulting from operations attributable to common stock per share-basic and diluted	$0.63	$0.59	$0.65	$0.53

	2009
	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4
Total investment income	$3,592,425	$3,600,070	$4,501,598	$4,308,154
Net investment income	$2,116,266	$1,987,140	$2,625,041	$2,493,382
Net increase (decrease) in net assets resulting from operations	$(467,798)	$3,739,137	$7,037,142	$1,647,748
Net investment income per share-basic and diluted	$0.23	$0.21	$0.25	$0.23
Net increase (decrease) in net assets resulting from operations per share-basic and diluted	$(0.05)	$0.39	$0.66	$0.15

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE Q — RELATED PARTY TRANSACTIONS

       As discussed further in Note D to the accompanying consolidated financial statements, subsequent to the completion of the Formation Transactions, the Investment Manager is a wholly owned portfolio company of MSCC. At December 31, 2010 and 2009, the Investment Manager had a receivable of $15,124 and $217,422, respectively, with MSCC related to net cash expenses incurred by the Investment Manager required to support Main Street's business.

NOTE R — SUBSEQUENT EVENTS

       During January 2011, Main Street closed an expansion of the Credit Facility from $85 million to $100 million. The $15 million increase in total commitments pursuant to an accordion feature under the Credit Facility relates to a new lender relationship which further diversifies the Main Street lending group to a total of six participants. The accordion feature of the Credit Facility allows Main Street to seek up to $150 million of total commitments from new or existing lenders on the same terms and conditions as the existing commitments. The increase in total commitments under the Credit Facility provides Main Street with access to additional financing capacity in support of its future investment and operational activities.

       During January 2011, Main Street closed LMM portfolio investments in Pegasus Research Group, LLC (dba Televerde ("Televerde")), and in Van Gilder Insurance Corporation ("Van Gilder"). Main Street's $7.5 million investment in Televerde represents a combination of debt and equity capital invested in the company in order to support the recapitalization and growth financing of the company. Televerde is headquartered in Phoenix, Arizona and provides sales-lead services to Fortune 500 IT hardware and software companies. Main Street's $10.7 million investment in Van Gilder represents a combination of debt and equity capital invested in the company in order to refinance certain debt obligations and provide additional liquidity for the company's ongoing operations. Van Gilder is headquartered in Denver, Colorado and provides a full spectrum of insurance brokerage services including business insurance, employee benefits, risk management and personal insurance services.

       During February 2011, Main Street completed a LMM portfolio investment in Principle Environmental, LLC ("Principle"). Main Street's $7.5 million investment in Principle represents a combination of debt and equity capital invested in the company in order to support the recapitalization of the company, as well as to provide additional financing for future growth. Principle primarily serves the oil and gas and transportation industries, and is the leading provider of noise abatement services in the Marcellus Shale oil and gas basin. The company is headquartered in Weatherford, Texas with additional facilities in Pennsylvania.

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders' of
Main Street Capital Corporation

       We have audited in accordance with the standards of the Public Company Accounting Oversight Board (United States) the consolidated financial statements of Main Street Capital Corporation referred to in our report dated March 11, 2011, which is included in the annual report on Form 10-K. Our audits of the basic financial statements include the financial statement schedule listed in the index appearing under Item 15(2) which is the responsibility of the Company's management. In our opinion, this financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

/s/ GRANT THORNTON LLP

Houston, Texas
March 11, 2011

Schedule 12-14

MAIN STREET CAPITAL CORPORATION

Schedule of Investments in and Advances to Affiliates
Year ended December 31, 2010

Company	Investments(1)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2009 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2010 Value
CONTROL INVESTMENTS
Advantage Millwork	12% Secured Debt	$—	$—	$3,000,000	$3,000,000	$—
Company, Inc.	Warrants	—	—	—	—	—

Café Brazil, LLC	12% Secured Debt	$304,530	2,500,000	—	500,000	2,000,000
	Member Units	56,440	1,520,000	720,000	—	2,240,000

CBT Nuggets, LLC	14% Secured Debt	413,472	1,680,000	1,112,180	—	2,792,180
	10% Secured Debt	121,062	915,000	610,000	750,000	775,000
	Member Units	578,022	1,500,000	1,950,000	—	3,450,000

California Healthcare	12% Secured Debt	320,763	—	2,519,933	—	2,519,933
Medical Billing, Inc.	12% Current/6% PIK Secured Debt	780,638	—	4,610,215	144,400	4,465,815
	Warrants	—	—	3,280,333	—	3,280,333
	Common Stock	—	—	2,066,667	576,667	1,490,000

Ceres Management, LLC	14% Secured Debt	579,199	2,377,388	1,587,180	—	3,964,568
(Lambs)	Class B Member Units	144,619	218,395	1,290,216	—	1,508,611
	Member Units	—	920,000	613,333	433,333	1,100,000

Condit Exhibits, LLC	13% Current/5% PIK Secured Debt	820,220	2,622,107	2,061,750	64,198	4,619,659
	Warrants	—	30,000	20,000	—	50,000

Currie Acquisitions, LLC	12% Secured Debt	656,793	—	3,971,699	—	3,971,699
	Warrants	—	—	2,566,204	226,000	2,340,204

Gulf Manufacturing, LLC	8% Secured Debt	237,400	1,200,000	3,100,000	680,000	3,620,000
	13% Secured Debt	294,024	998,095	1,497,070	820,000	1,675,165
	9% PIK Secured Debt	—	—	1,420,784	—	1,420,784
	Warrants	—	1,080,000	1,620,000	2,700,000	—
	Member Units	236,220	2,360,000	4,542,187	1,032,187	5,870,000

Harrison Hydra-Gen, Ltd.	12% Secured Debt	722,127	—	5,255,101	—	5,255,101
	Preferred Stock	—	—	1,000,000	—	1,000,000
	Warrants	—	—	717,640	—	717,640

Hawthorne Customs &	Member Units	—	840,000	410,000	—	1,250,000
Dispatch Services, LLC

Hydratec Holdings, LLC	12.5% Secured Debt	322,533	2,956,635	38,609	2,995,244	—
	Prime plus 1% Secured Debt	16,075	338,667	11,333	350,000	—
	Member Units	219,064	6,620,000	2,995,244	437,333	9,177,911

Indianapolis Aviation	12% Secured Debt	615,866	—	4,350,000	—	4,350,000
Partners, LLC	Warrants	—	—	1,570,286	—	1,570,286

Jensen Jewelers of	Prime plus 2% Secured Debt	140,980	1,044,000	1,566,000	350,000	2,260,000
Idaho, LLC	13% Current/6% PIK Secured Debt	514,685	1,067,437	1,682,256	404,797	2,344,896
	Member Units	107,875	290,000	770,000	—	1,060,000

Mid-Columbia Lumber	Prime Plus 1% Secured Debt	46,294	—	1,250,000	—	1,250,000
Products, LLC	12% Secured Debt	568,263	—	3,900,000	—	3,900,000
	Warrants	—	—	740,000	—	740,000
	Member Units	—	—	770,000	—	770,000

NAPCO Precast, LLC	Prime plus 2% Secured Debt	315,506	3,384,615	—	—	3,384,615
	18% Secured Debt	1,103,522	5,923,077	—	—	5,923,077
	Member Units	10,000	5,220,000	—	880,000	4,340,000

NTS Holdings, Inc.	12% Secured Debt	798,302	—	5,963,931	—	5,963,931
	Preferred Stock	779,913	—	10,635,273	—	10,635,273
	Common Stock	70,000	—	776,000	—	776,000

OMi Holdings, Inc.	12% Secured Debt	1,279,240	6,298,395	4,218,429	400,000	10,116,824
	Common Stock	—	270,000	230,000	—	500,000

PPL RVs, Inc.	18% Secured Debt	772,678	—	6,165,058	—	6,165,058
	Common Stock	—	—	2,150,000	—	2,150,000

Company	Investments(1)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2009 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2010 Value
Quest Design &	10% Secured Debt	—	200,000	—	200,000	—
Production LLC	0% Secured Debt	—	—	—	—	—
	Warrants	—	—	—	—	—
	Warrants	—	—	—	—	—

The MPI Group, LLC	4.5% Current/4.5% PIK Secured Debt	35,689	—	501,176	—	501,176
	6% Current/6% PIK Secured Debt	619,190	—	4,935,760	—	4,935,760
	Warrants	—	—	895,943	705,943	190,000

Thermal & Mechanical	13% Current/5% PIK Secured Debt	1,071,785	3,301,405	2,273,815	—	5,575,220
Equipment, LLC	Prime plus 2% Secured Debt	119,863	1,043,471	695,681	—	1,739,152
	Warrants	—	600,000	1,340,000	—	1,940,000

Uvalco Supply, LLC	Member Units	—	1,390,000	170,000	—	1,560,000

Vision Interests, Inc.	13% Secured Debt	414,557	—	8,762,314	—	8,762,314
	Common Stock	—	—	—	—	—
	Warrants	—	—	10	10	—

Ziegler's NYPD, LLC	Prime plus 2% Secured Debt	93,101	595,252	398,685	—	993,937
	13% Current/5% PIK Secured Debt	871,566	2,775,643	2,094,117	117,672	4,752,088
	Warrants	2,000	360,000	240,000	130,000	470,000

Other		352,690	1,961,085	2,483,699	22,600	4,422,184

Income from Control Investments disposed of during the year		—	—	—	—	—

	Total — Control	$17,526,766	$66,400,667	$126,116,111	$17,920,384	$174,596,394

AFFILATE INVESTMENTS
Advantage Millwork	12% Secured Debt	$—	$1,200,000	$—	$1,200,000	$—
Company, Inc.	Warrants	—	—	—	—	—

American Sensor	Prime plus .5% Secured Debt	381,246	3,800,000	517,157	803,044	3,514,113
Technologies, Inc.	Warrants	—	820,000	1,010,000	—	1,830,000

Audio Messaging	12% Secured Debt	864,365	—	7,650,299	224,000	7,426,299
Solutions, LLC	Warrants	—	—	1,280,000	—	1,280,000

California Healthcare	12% Secured Debt	—	1,275,400	—	1,275,400	—
Medical Billing, Inc.	12% Current/6% PIK Secured Debt	—	842,583	—	842,583	—
	Warrants	—	1,280,000	—	1,280,000	—
	Common Stock	—	1,180,000	—	1,180,000	—

Compact Power Equipment	12% Secured Debt	368,505	1,778,702	1,342,248	—	3,120,950
Centers, LLC	Member Units	—	688	459	—	1,147

DrillingInfo, Inc.	12% Secured Debt	1,171,336	—	7,770,000	—	7,770,000
	Warrants	—	—	4,010,000	—	4,010,000
	Common Stock	—	—	1,710,325	—	1,710,325

East Teak
Fine Hardwoods, Inc.	Common Stock	1,225	—	861,538	531,538	330,000

Houston Plating &	Prime Plus 2%	15,750	300,000	—	—	300,000
Coatings, LLC	Member Units	367,500	3,565,000	—	540,000	3,025,000

Indianapolis Aviation	12% Secured Debt	—	2,444,759	—	2,444,759	—
Partners, LLC	Warrants	—	677,571	—	677,571	—

IRTH Holdings, LLC	12% Secured Debt	60,000	—	5,891,126	—	5,891,126
	Member Units	—	—	850,000	—	850,000

KBK Industries, LLC	14% Secured Debt	852,597	3,853,825	1,388,174	—	5,241,999
	10% Secured Debt	833	93,750	31,250	125,000	—
	10% Secured Debt	64,050	450,000	439,940	375,000	514,940
	Member Units	12,066	460,000	1,330,333	—	1,790,333

Laurus Healthcare, LP,	13% Secured Debt	358,155	2,275,000	1,050,000	525,000	2,800,000
	Warrants	—	4,400,000	1,270,000	1,050,000	4,620,000

National Trench Safety, LLC	10% PIK Debt	—	447,203	—	447,203	—
	Member Units	—	700,000	—	700,000	—

Company	Investments(1)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2009 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2010 Value
Lighting Unlimited, LLC	Prime Plus 1% Secured Debt	98,262	—	1,179,935	233,337	946,598
	12% Current/2% PIK Secured Debt	266,099	—	1,723,326	—	1,723,326
	Warrants	—	—	60,000	60,000	—

Merrick Systems, Inc.	13% Secured Debt	335,631	—	2,540,849	—	2,540,849
	Warrants	—	—	450,000	—	450,000

Olympus Building	12% Secured Debt	412,727	1,830,000	1,220,000	—	3,050,000
Services, Inc.	12% Current/3% PIK Secured Debt	164,488	342,782	1,120,234	479,015	984,001
	Warrants	—	480,000	450,000	—	930,000

OPI International LTD	12% Secured Debt	233,885	—	8,789,573	—	8,789,573
	Warrants	—	—	500,000	—	500,000

Pulse Systems, LLC	Warrants	—	340,000	—	340,000	—

Schneider Sales	13% Secured Debt	459,557	1,927,700	1,361,426	2,289,126	1,000,000
Management, LLC	Warrants	—	—	—	—	—

Vision Interests, Inc.	13% Secured Debt	—	3,220,000	—	3,220,000	—
	Warrants	—	—	—	—	—
	Common Stock	—	—	—	—	—

Walden Smokey Point, Inc.	14% Current/4% PIK Secured Debt	1,648,075	4,915,014	3,746,108	8,661,122	—
	Common Stock	14,000	1,240,000	1,380,000	—	2,620,000

WorldCall, Inc.	13% Secured Debt	85,176	646,225	—	—	646,225
	Common Stock	—	100,000	—	100,000	—

Other		15,094	—	—	—	—

Income from Affiliate Investments disposed of during the year		—	—	—	—	—

	Total — Affiliate Investments	$8,250,622	$46,886,202	$62,924,300	$29,603,698	$80,206,804

  This schedule should be read in conjunction with Main Street's Consolidated and Combined Financial Statements, including the Consolidated and Combined Schedule of Investments and Notes to the Consolidated Financial Statements.

(1)
The principal amount, the ownership detail for equity investments and if the investment is income producing is shown in the Consolidated and Combined Schedule of Investments.

(2)
Represents the total amount of interest, fees or dividends credited to income for the portion of the year an investment was included in Control or Affiliate categories, respectively. For investments transferred between Control and Affiliate categories during the year, any income related to the time period it was in the category other than the one shown at year end is included in "Income from Investments disposed of during the year".

(3)
Gross additions include increases in the cost basis of investments resulting from new portfolio investment, follow on investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities. Gross Additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as the movement of an existing portfolio company into this category and out of a different category.

(4)
Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.

                Shares

Main Street Capital Corporation

Common Stock

PROSPECTUS SUPPLEMENT

Morgan Keegan

Baird

BB&T Capital Markets
A Division of Scott & Stringfellow, LLC

Janney Montgomery Scott

Ladenburg Thalmann & Co. Inc.

Sanders Morris Harris

D.A. Davidson & Co.

Wunderlich Securities

                  , 2011